Filed Pursuant to Rule 497(c)
File Nos. 333-148624 and 811-22167

April 1, 2010 (as revised December 27, 2010)
Share Classes      Institutional    Class P    Administrative    Class D

Allianz Multi-Strategy Funds Prospectus

Allianz Global Investors Solutions 2015 Fund
Institutional Class	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX

Allianz Global Investors Solutions 2020 Fund
Institutional Class	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX

Allianz Global Investors Solutions 2030 Fund
Institutional Class	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX

Allianz Global Investors Solutions 2040 Fund
Institutional Class	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX

Allianz Global Investors Solutions 2050 Fund
Institutional Class	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX

Allianz Global Investors Solutions Retirement Income Fund
Institutional Class	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX

Allianz Global Investors Solutions Growth Allocation Fund
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX

Allianz Global Investors Solutions Core Allocation Fund
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX

Allianz AGIC Convertible Fund*
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX

Allianz AGIC Emerging Growth Fund*
Institutional Class	AEMIX
Class P	AEGPX
Class D	AEGDX

Allianz AGIC Focused Opportunity Fund
Institutional Class	AFOIX

Allianz AGIC High Yield Bond Fund*
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX

Allianz AGIC International Growth Fund*
Institutional Class	AILIX
Class P	AIFPX
Class D	AIFDX

Allianz AGIC International Growth Opportunities Fund*
Institutional Class	ALOIX
Class P	ALOPX
Administrative Class	ALOVX
Class D	ALODX

Allianz AGIC Small to Mid Cap Growth Fund*
Institutional Class	ASGIX

Allianz AGIC Micro Cap Fund*
Institutional Class	AMCIX
Class P	AAMPX

Allianz AGIC Ultra Micro Cap Fund*
Institutional Class	AUMIX
Class P	AAUPX

Allianz NFJ Global Dividend Value Fund
Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX

Allianz RCM All Horizons Fund
Institutional Class	ARHIX
Class P	ARHPX
Class D	ARHDX

Allianz RCM China Equity Fund
Institutional Class	ALQIX
Class P	ALQPX
Class D	ALQDX

Allianz RCM Disciplined Equity Fund
Institutional Class	ARDIX
Class P	ARDPX
Class D	ARDDX

Allianz RCM Global EcoTrendssm Fund
Institutional Class	AECIX
Class P	AECPX
Class D	AECDX

Allianz RCM Global Water Fund
Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX

Allianz RCM International Opportunities Fund
Institutional Class	AMOIX
Class P	AMOPX
Class D	ARODX

Allianz RCM Redwood Fund
Institutional Class	ARRIX
Class P	ARRPX
Class D	ARRDX

*	On August 25, 2010, in connection with the novation of the Portfolio Management Agreement between Nicholas-Applegate Capital Management LLC and Allianz Global Investors Fund Management LLC, Allianz Global Investors Capital LLC (“AGIC”) became the investment sub-adviser to the noted Fund and, as such, “NACM” was replaced by “AGIC” in such Fund’s name. See page 1 of the Trust’s Statement of Additional Information for more information.

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Allianz Multi-Strategy Funds Prospectus

The Prospectus explains what you should know about each Fund (together “Funds”) of Allianz Funds Multi-Strategy Trust (the “Trust”) before you invest. Please read it carefully.

Allianz AGIC Convertible Fund

Investment Objective	The Fund seeks maximum total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Distribution		Total Annual
	Management	and/or Service	Other	Fund Operating
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses

Institutional	0.57%	None	0.19%	0.76%

Class P	0.57	None	0.29	0.86

Administrative	0.57	0.25%	0.19	1.01

Class D	0.57	0.25	0.19	1.01

(1) Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$78	$243	$422	$942

Class P	88	274	477	1,061

Administrative	103	322	558	1,236

Class D	103	322	558	1,236

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Convertible Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 84% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers seek to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or

Prospectus	1

Allianz AGIC Convertible Fund (continued)

relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks (Convertible Securities Risk). Convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default (High Yield Risk, Interest Rate Risk, Credit Risk). A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics (Call Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). The lack of an active market for investments may cause delay in disposition or force a sale below fair value (Liquidity Risk). Other principal risks include: Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	15.01%

Lowest 10/01/2008–12/31/2008	-14.89%

2	Allianz Multi-Strategy Funds

Allianz AGIC Convertible Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(4/19/93)

Institutional Class — Before Taxes	37.73%	6.64%	3.24%	10.44%

Institutional Class — After Taxes on Distributions	36.26%	5.39%	1.65%	8.31%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	24.41%	5.16%	1.84%	7.96%

Class P	37.59%	6.53%	3.14%	10.33%

Administrative Class	37.29%	6.30%	2.91%	10.09%

Class D	37.29%	6.30%	2.91%	10.09%

Merrill Lynch All Convertibles All Qualities Index	49.13%	2.69%	2.27%	7.71%

Lipper Convertible Securities Funds Average	41.09%	2.53%	3.33%	7.60%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Douglas G. Forsyth, CFA, Managing Director and Member of the Executive Committee at AGIC, has managed the Fund and the Nicholas-Applegate U.S. Convertible Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1993.

Justin Kass, Managing Director at AGIC, has managed the Fund and the Nicholas-Applegate U.S. Convertible Fund, the Fund’s predecessor, since 2003.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	3

Allianz AGIC Emerging Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	0.90%	None	1.13%	2.03%	(0.85)%	1.18%

Class P	0.90	None	1.20	2.10	(0.85)	1.25

Class D	0.90	0.25	1.20	2.35	(0.85)	1.50

(1) Other Expenses for Institutional Class shares are based upon estimated amounts for the Fund’s initial fiscal year ended November 30, 2010 and include organizational expenses relating to the organization of a new series of the Trust. Other Expenses for Class P and Class D shares are based upon estimated amounts for the Fund’s fiscal year ending November 30, 2011 and include expenses relating to the creation and offering of new share classes of the Fund.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011 (for Institutional Class shares) or March 31, 2012 (for Class P and Class D shares) to the extent that Total Annual Fund Operating Expenses, including payment of organizational and/or offering expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses (for Institutional Class shares, also excluding Trustees’ expenses), exceed 1.16% for Institutional Class shares, 1.25% for Class P shares and 1.50% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$120	$542	$989	$2,232

Class P	127	561	1,021	2,296

Class D	153	638	1,149	2,555

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Emerging Growth Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 97% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $39 million and $2.5 billion as of June 30, 2010). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative

4	Allianz Multi-Strategy Funds

Allianz AGIC Emerging Growth Fund (continued)

instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzinvestors.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	28.68%

Lowest 10/01/2008–12/31/2008	-28.63%

Prospectus	5

Allianz AGIC Emerging Growth Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(10/1/93)

Institutional Class — Before Taxes	44.33%	4.04%	-2.78%	6.22%

Institutional Class — After Taxes on Distributions	44.33%	3.63%	-3.95%	4.34%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	28.81%	3.53%	-2.80%	4.48%

Class P	44.18%	3.93%	-2.88%	6.11%

Class D	43.82%	3.68%	-3.12%	5.85%

Russell 2000 Growth Index	34.47%	0.87%	-1.37%	3.33%

Lipper Small-Cap Growth Funds Average	36.36%	0.28%	-0.18%	6.56%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
K. Mathew Axline, CFA, Senior Vice President of AGIC, has managed the Fund since 2010.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Emerging Growth Fund, the Fund’s predecessor, since 2007.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Emerging Growth Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1993.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Allianz Multi-Strategy Funds

Allianz AGIC Focused Opportunity Fund

Investment Objective	The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Total Annual
Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	0.80%	None	2.16%	2.96%	(1.86)%	1.10%

(1) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2011 and include organizational expenses.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2012 to the extent that Total Annual Fund Operating Expenses, including payment of organizational and offering expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.10% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$112	$574

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations typically between $500 million and $15 billion. The portfolio managers use a bottom-up, fundamental analysis of small- to mid-capitalization companies, and consider “growth” companies to include companies that they believe to have above-average growth prospects. The portfolio managers consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. The portfolio managers search for companies with sustainable growth, reasonable valuation, potential earnings surprise and an acceptable cash flow. The investment process includes both quantitative and qualitative analysis, and portfolio managers generate investment ideas from numerous sources. The portfolio managers determine relative position sizes for the Fund’s holdings based upon potential upside performance, downside risk, sector exposure and overall conviction in the company. The portfolio managers seek to diversify the portfolio among different industries, sectors, market capitalizations and growth characteristics. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer,

Prospectus	7

Allianz AGIC Focused Opportunity Fund (continued)

and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Non-U.S. Investment Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, and non-U.S. securities values may also fluctuate with currency exchange rates); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Michael Corelli, Portfolio Manager, Managing Director, has managed the Fund since its inception in 2010 and is the Lead Portfolio Manager.

Eric Sartorius, Portfolio Manager, Senior Vice President of AGIC and senior research analyst for AGIC’s Small Cap Growth and SMID Cap Growth Focus strategies, has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund

Investment Objective	The Fund seeks a high level of current income and capital growth.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	0.48%	None	0.42%	0.90%	(0.26)%	0.64%

Class P	0.48	None	0.52	1.00	(0.03)	0.97

Administrative	0.48	0.25%	0.42	1.15	(0.03)	1.12

Class D	0.48	0.25	0.42	1.15	(0.03)	1.12

(1) Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.60% for Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares and 1.08% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$65	$257	$464	$1,062

Class P	99	311	541	1,200

Administrative	114	358	621	1,374

Class D	114	358	621	1,374

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. High Yield Bond Fund, had a portfolio turnover rate from April 11, 2009 through November 30, 2009 of 120% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in its high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments.

Prospectus	9

Allianz AGIC High Yield Bond Fund (continued)

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default (High Yield Risk, Interest Rate Risk, Credit Risk). The lack of an active market for investments may cause delay in disposition or force a sale below fair value (Liquidity Risk). Other principal risks include: Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Smaller Company Risk (Securities issued by smaller companies may be more volatile and present increased liquidity risk); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	15.04%

Lowest 10/01/2008–12/31/2008	-15.49%

10	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(7/31/96)

Institutional Class — Before Taxes	45.59%	6.39%	6.28%	8.10%

Institutional Class — After Taxes on Distributions	41.00%	3.35%	2.95%	4.19%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	29.20%	3.61%	3.25%	4.43%

Class P	45.14%	6.05%	5.94%	7.76%

Administrative Class	44.92%	5.90%	5.78%	7.60%

Class D	44.92%	5.90%	5.78%	7.60%

Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%	6.79%

Lipper High Current Yield Funds Average	46.44%	4.36%	4.80%	5.19%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Douglas G. Forsyth, CFA, Managing Director and Member of the Executive Committee at AGIC, has managed the Fund and the Nicholas-Applegate U.S. High Yield Bond Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1996.

William L. Stickney, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. High Yield Bond Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1996.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	11

Allianz AGIC International Growth Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.85%	None	1.01%	1.86%	(0.82)%	1.04%

Class P	0.85	None	1.11	1.96	(0.66)	1.30

Class D	0.85	0.25%	1.01	2.11	(0.55)	1.56

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses (and also excluding Trustees’ expenses with respect to the Waiver for Institutional Class shares only), exceed 0.97% for Institutional Class shares, 1.30% for Class P shares and 1.56% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$106	$505	$929	$2,113

Class P	132	551	996	2,232

Class D	159	608	1,083	2,398

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception as a series of the Trust on February 2, 2009 through the end of its fiscal year on November 30, 2009 was 133% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities of companies located in countries outside of the U.S. with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund ordinarily allocates its investments across more than ten countries outside of the U.S., and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its investments in developed countries, but may also invest in emerging market securities. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide and ordinarily look for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and other successful general operating characteristics. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other

12	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Fund (continued)

instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.60%

Lowest 10/01/2008–12/31/2008	-22.33%

Prospectus	13

Allianz AGIC International Growth Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(12/27/96)

Institutional Class — Before Taxes	27.22%	5.62%	-0.96%	7.21%

Institutional Class — After Taxes on Distributions	25.49%	0.09%	-3.85%	4.66%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	17.50%	3.94%	-1.38%	5.81%

Class P	26.89%	5.48%	-1.07%	7.09%

Class D	26.40%	5.18%	-1.34%	6.81%

MSCI EAFE Index	31.78%	3.54%	1.17%	4.37%

Lipper International Large Cap Growth Funds Average	33.44%	4.21%	0.43%	4.81%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Horacio A. Valeiras, CFA, Managing Director and the Chief Investment Officer of AGIC, has managed the Fund and the Nicholas-Applegate International Growth Fund, the Fund’s predecessor, since 2002.

Pedro V. Marcal, Senior Vice President and Asset Allocation Committee Member for the AGIC Global Equities strategies, has managed the Fund and the Nicholas-Applegate International Growth Fund, the Fund’s predecessor, since 2006.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

14	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	1.00%	None	0.38%	1.38%	(0.15)%	1.23%

Class P	1.00	None	0.48	1.48	(0.12)	1.36

Administrative	1.00	0.25%	0.38	1.63	–	1.63

Class D	1.00	0.25	0.38	1.63	–	1.63

(1) Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.19% for Institutional Class shares, 1.32% for Class P shares, 1.62% for Administrative Class shares and 1.62% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$125	$420	$737	$1,634

Class P	138	454	792	1,748

Administrative	166	512	882	1,923

Class D	166	512	882	1,923

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate International Growth Opportunities Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 64% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund ordinarily allocates its investments across more than ten countries outside of the U.S., and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its investments in developed countries, but may also invest in emerging market securities. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide and ordinarily look for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and other

Prospectus	15

Allianz AGIC International Growth Opportunities Fund (continued)

successful general operating characteristics. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

16	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	30.54%

Lowest 07/01/2008–09/30/2008	-27.92%

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(12/31/97)

Institutional Class — Before Taxes	48.41%	8.86%	4.37%	13.91%

Institutional Class — After Taxes on Distributions	47.82%	6.21%	2.08%	11.74%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	31.46%	6.98%	2.70%	11.57%

Class P	48.19%	8.71%	4.27%	13.82%

Administrative Class	47.80%	8.42%	3.94%	13.43%

Class D	47.80%	8.42%	3.94%	13.43%

S&P Developed Ex-US Small Cap Growth Index	47.54%	4.46%	2.41%	5.71%

Lipper International Small/Mid Cap Growth Funds Average	51.61%	5.33%	2.29%	8.83%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Christopher A. Herrera, Senior Vice President and Portfolio Manager for the AGIC Global Equities strategies, has managed the Fund and the Nicholas-Applegate International Growth Opportunities Fund, the Fund’s predecessor, since 2007.

Nelson W. Shing, Senior Vice President and Portfolio Manager for the AGIC Global Equities strategies, has managed the Fund and the Nicholas-Applegate International Growth Opportunities Fund, the Fund’s predecessor, since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Prospectus	17

Allianz AGIC International Growth Opportunities Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

18	Allianz Multi-Strategy Funds

Allianz AGIC Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	1.25%	None	0.43%	1.68%	(0.13)%	1.55%

Class P	1.25	None	0.68	1.93	(0.28)	1.65

(1) Other Expenses for Institutional Class shares are based upon estimated amounts for the Fund’s initial fiscal year ended November 30, 2010 and include organizational expenses relating to the organization of a new series of the Trust. Other Expenses for Class P shares are based upon estimated amounts for the Fund’s fiscal year ending November 30, 2011 and include expenses relating to the creation and offering of a new share class of the Fund.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011 (for Institutional Class shares) or March 31, 2012 (for Class P shares) to the extent that Total Annual Fund Operating Expenses, including payment of organizational and/or offering expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses (for Institutional Class shares, also excluding Trustees’ expenses), exceed 1.54% for Institutional Class shares and 1.65% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$158	$513	$892	$1,956

Class P	168	548	952	2,084

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Micro Cap Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 86% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $8 million and $647 million as of June 30, 2010). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Prospectus	19

Allianz AGIC Micro Cap Fund (continued)

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzinvestors.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2003–06/30/2003	35.75%

Lowest 10/01/2000–12/31/2000	-27.07%

20	Allianz Multi-Strategy Funds

Allianz AGIC Micro Cap Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(7/12/95)

Institutional Class — Before Taxes	28.80%	1.24%	1.08%	10.60%

Institutional Class — After Taxes on Distributions	28.80%	0.03%	-1.92%	7.62%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	18.72%	0.76%	-0.72%	7.83%

Class P	28.67%	1.14%	0.98%	10.49%

Russell Microcap Growth Index	39.18%	-3.15%	-0.31%	4.66%

Lipper Small-Cap Growth Funds Average	36.36%	0.28%	-0.18%	6.59%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
K. Mathew Axline, CFA, Senior Vice President of AGIC, has managed the Fund since 2010.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Micro Cap Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1995.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Micro Cap Fund, the Fund’s predecessor, since 2007.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	21

Allianz AGIC Small to Mid Cap Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Total Annual
Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	0.80%	None	2.50%	3.30%	(2.35)%	0.95%

(1) Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust).

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.90% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$97	$705	$1,339	$3,047

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 119% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations. The Fund currently defines small to medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell 2500 Growth Index (between $20 million and $7.5 billion as of December 31, 2009). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other

22	Allianz Multi-Strategy Funds

Allianz AGIC Small to Mid Cap Growth Fund (continued)

instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	24.35%

Lowest 10/01/2008–12/31/2008	-27.32%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(7/31/07)

Institutional Class — Before Taxes	42.05%	-6.13%

Institutional Class — After Taxes on Distributions	42.05%	-6.13%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	27.33%	-5.18%

Russell 2500 Growth Index	41.66%	-1.02%

Lipper Small-Cap Growth Funds Average	36.36%	-8.51%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Prospectus	23

Allianz AGIC Small to Mid Cap Growth Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
K. Mathew Axline, CFA, Senior Vice President of AGIC, has managed the Fund since 2010.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, the Fund’s predecessor, since 2007.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, the Fund’s predecessor, since 2007.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

24	Allianz Multi-Strategy Funds

Allianz AGIC Ultra Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	1.50%	None	5.08%	6.58%	(4.27)%	2.31%

Class P	1.50	None	5.33	6.83	(4.42)	2.41

(1) Other Expenses for Institutional Class shares are based upon estimated amounts for the Fund’s initial fiscal year ended November 30, 2010 and include organizational expenses relating to the organization of a new series of the Trust. Other Expenses for Class P shares are based upon estimated amounts for the Fund’s fiscal year ending November 30, 2011 and include expenses relating to the creation and offering of a new share class of the Fund.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011 (for Institutional Class shares) or March 31, 2012 (for Class P shares) to the extent that Total Annual Fund Operating Expenses, including payment of organizational and/or offering expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses (for Institutional Class shares, also excluding Trustees’ expenses), exceed 2.23% for Institutional Class shares and 2.41% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$234	$1,456	$2,653	$5,542

Class P	244	1,592	2,895	5,965

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Ultra Micro Cap Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 87% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than the weighted average of the Russell Microcap Growth Index ($258 million as of June 30, 2010). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Prospectus	25

Allianz AGIC Ultra Micro Cap Fund (continued)

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzinvestors.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	34.08%

Lowest 01/01/2009–03/31/2009	-10.53%

26	Allianz Multi-Strategy Funds

Allianz AGIC Ultra Micro Cap Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(1/28/08)

Institutional Class — Before Taxes	52.63%	-0.73%

Institutional Class — After Taxes on Distributions	52.63%	-0.73%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	34.21%	-0.62%

Class P	52.48%	-0.83%

Russell Microcap Growth Index	39.18%	-6.48%

Lipper Small-Cap Growth Funds Averages	36.36%	-6.62%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
K. Mathew Axline, CFA, Senior Vice President of AGIC, has managed the Fund since 2010.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Ultra Micro Cap Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1995.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Ultra Micro Cap Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1995.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	27

Allianz NFJ Global Dividend Value Fund

Investment Objective	The Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.85%	None	4.21%	5.06%	(3.86)%	1.20%

Class P	0.85	None	4.31	5.16	(3.86)	1.30

Class D	0.85	0.25%	4.21	5.31	(3.81)	1.50

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Institutional Class shares, 1.30% for Class P shares and 1.50% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$122	$1,172	$2,221	$4,837

Class P	132	1,201	2,266	4,914

Class D	153	1,248	2,337	5,030

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on June 26, 2009 through the end of its fiscal year on November 30, 2009 was 22% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests between 40%-75% of its total assets in non-U.S. securities (directly or through depositary receipts), and allocates its investments across at least three different countries (including the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities. The portfolio managers focus on securities of companies that they believe have low valuations and they use quantitative factors to screen the Fund’s initial selection universe. The portfolio managers classify this universe by industry (without regard to geographic concentration) in order to determine potential holdings representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in security price relative to changes in overall market prices). After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

28	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund (continued)

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); REIT Risk (adverse changes in the real estate markets may affect the value of REIT investments); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
R. Burns McKinney, Principal of NFJ, has managed the Fund since its inception in 2009 and is the Lead Portfolio Manager.

Benno J. Fischer, Managing Director and founding partner of NFJ, has managed the Fund since its inception in 2009.

L. Baxter Hines, Vice President of NFJ, has managed the Fund since 2010.

Thomas W. Oliver, Principal of NFJ, has managed the Fund since its inception in 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	29

Allianz NFJ Global Dividend Value Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

30	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.95%	None	12.96%	13.91%	(12.61)%	1.30%

Class P	0.95	None	13.06	14.01	(12.61)	1.40

Class D	0.95	0.25%	16.70	17.90	(16.24)	1.66

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.30% for Institutional Class shares, 1.40% for Class P shares and 1.66% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$132	$2,766	$4,951	$8,922

Class P	143	2,790	4,981	8,949

Class D	169	3,406	5,863	9,713

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 171% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund may invest without limit in emerging market securities. The portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select from a broad universe of investments on a bottom-up basis, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The Fund typically does not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react

Prospectus	31

Allianz RCM All Horizons Fund (continued)

more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	19.82%

Lowest 01/01/2009–03/31/2009	-10.66%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(7/15/08)

Institutional Class — Before Taxes	25.82%	-11.45%

Institutional Class — After Taxes on Distributions	25.44%	-11.71%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	16.78%	-9.85%

Class P	25.76%	-11.51%

Class D	25.40%	-11.78%

MSCI World Index	29.99%	-6.10%

Lipper Global Large Cap Growth Funds Average	33.75%	-9.38%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

32	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers
Paul Schofield, Fund Manager within the Global Equity Team at AGIA and RCM (U.K.), has managed the Fund since 2008.

Lucy MacDonald, Chief Investment Officer of Global Equities, RCM (U.K.), has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	33

Allianz RCM China Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	1.10%	None	5.79%	6.89%	5.34%	1.55%

Class P	1.10	None	5.89	6.99	5.34	1.65

Administrative	1.10	0.25%	5.79	7.14	5.34	1.80

Class D	1.10	0.25	5.79	7.14	5.24	1.90

(1) Other Expenses, which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2010, will include 2.20% in organizational expenses estimated to be attributable to each class.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through June 30, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.55% for Institutional Class shares, 1.65% for Class P shares, 1.80% for Administrative Class shares and 1.90% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts until November 30, 2014, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$158	$1,131

Class P	168	1,160

Administrative	183	1,203

Class D	193	1,212

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in mainland China, (ii) derive at least 50% of their revenues or profits from business activities in mainland China, or (iii) maintain at least 50% of their assets in mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”), though the Fund may invest in Chinese companies listed on exchanges in other countries, such as Singapore or the United States. Under normal circumstances, no more than 20% of the Fund’s assets will be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, mainland China’s currency) or B-shares (which are denominated in the United States dollar or the Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization and may invest without limit in emerging market securities. The portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio and seek to identify investment opportunities based on fundamental analysis. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with

34	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund (continued)

positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in Chinese companies, it is particularly affected by events or factors relating to China (Focused Investment Risk, China-Related Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, RCM Asia Pacific Limited

Portfolio Manager
Christina Chung, CFA, Senior Portfolio Manager and lead manager of China/Hong Kong equity mandates at RCM Asia Pacific Limited, has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	35

Allianz RCM China Equity Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

36	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.70%	None	2.93%	3.63%	(2.65)%	0.98%

Class P	0.70	None	3.03	3.73	(2.65)	1.08

Class D	0.70	0.25%	3.03	3.98	(2.64)	1.34

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.98% for Institutional Class shares, 1.08% for Class P shares and 1.34% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$100	$866	$1,652	$3,715

Class P	110	895	1,700	3,805

Class D	136	970	1,821	4,024

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 34% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund invests primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer,

Prospectus	37

Allianz RCM Disciplined Equity Fund (continued)

and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	19.60%

Lowest 01/01/2009–03/31/2009	-4.40%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(7/15/08)

Institutional Class — Before Taxes	42.27%	1.05%

Institutional Class — After Taxes on Distributions	40.48%	-0.37%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	27.49%	0.04%

Class P	42.24%	1.00%

Class D	41.79%	0.68%

S&P 500 Index	26.46%	-3.30%

Lipper Large-Cap Core Funds Average	27.24%	-6.19%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

38	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser RCM Capital Management LLC (“RCM”)

Portfolio Manager
Seung H. Minn, CFA, Senior Portfolio Manager and Chief Investment Officer, Disciplined Equity Group, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	39

Allianz RCM Global EcoTrendssm Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	1.00%	None	0.69%	1.69%	(0.22)%	1.47%

Class P	1.00	None	0.79	1.79	(0.22)	1.57

Class D	1.00	0.25%	0.89	2.14	(0.34)	1.80

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager, beginning as of April 1, 2010, to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.47% for Institutional Class shares, 1.57% for Class P shares and 1.80% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$150	$511	$897	$1,979

Class P	160	542	949	2,087

Class D	183	637	1,118	2,446

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 39% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could contribute to the improvement or control of environmental quality, as well as those that are connected to the disposal, recycling, storage, avoidance or use of waste; and (iii) the “Clean Water” sector to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. The Fund may invest in companies of all sizes, but may invest substantially in companies with smaller market capitalizations, including newly-founded and early-stage companies. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments across at least eight different countries (including the U.S.). The Fund may invest up to 50% of its total assets in emerging market securities. The portfolio managers apply a disciplined, bottom-up, fundamental methodology utilizing a global infrastructure of investment affiliates and resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates, and may consider political outlook, anticipated currency environment and legislation drivers, to help identify regions and individual countries likely to offer the best investment opportunities. The portfolio managers may concentrate on securities they consider to be undervalued (value securities), securities they consider to have unrecognized

40	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendssm Fund (continued)

growth potential (growth securities), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate any index or other benchmark. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in the Eco-Sectors, it is particularly affected by events or factors relating to these sectors (Focused Investment Risk, Eco-Sectors Related Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Prospectus	41

Allianz RCM Global EcoTrendssm Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	25.34%

Lowest 10/01/2008–12/31/2008	-30.39%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(1/31/07)

Institutional Class — Before Taxes	19.98%	-3.58%

Institutional Class — After Taxes on Distributions	19.98%	-3.70%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	12.99%	-3.07%

Class P	19.86%	-3.66%

Class D	19.52%	-3.89%

FTSE ET50 Index	29.34%	-0.81%

Lipper Global Multi-Cap Growth Funds Average	44.44%	-2.99%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers
Vipin Ahuja, Senior Analyst on the Sustainability Research Team at AGIA and RCM (U.K.) has been the Fund’s Lead Portfolio Manager since July 1, 2010.

Andreas Fruschki, Research Analyst—Sustainability Research, and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt), has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

42	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendssm Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	43

Allianz RCM Global Water Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.95%	None	0.73%	1.68%	(0.24)%	1.44%

Class P	0.95	None	0.83	1.78	(0.24)	1.54

Class D	0.95	0.25%	1.20	2.40	(0.60)	1.80

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager, beginning as of April 1, 2010, to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.44% for Institutional Class shares, 1.54% for Class P shares and 1.80% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$147	$506	$890	$1,967

Class P	157	537	942	2,075

Class D	183	691	1,226	2,691

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 47% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments across at least eight different countries (including the U.S.), and may invest in emerging market securities. The portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and

44	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (continued)

the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector (Focused Investment Risk, Water-Related Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Prospectus	45

Allianz RCM Global Water Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	25.18%

Lowest 01/01/2009–03/31/2009	-12.85%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(3/31/08)

Institutional Class — Before Taxes	27.30%	-9.11%

Institutional Class — After Taxes on Distributions	27.24%	-9.85%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	17.74%	-8.16%

Class P	27.06%	-9.21%

Class D	26.92%	-9.42%

S&P Global Water Index	32.67%	-6.77%

Lipper Global Natural Resources Funds Average	46.37%	-13.59%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers
Andreas Fruschki, Research Analyst—Sustainability Research, and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt), has managed the Fund since its inception in 2008 and is the Lead Portfolio Manager.

Vipin Ahuja, Senior Analyst—Sustainability Research Team at AGIA and RCM (U.K.), has been a Portfolio Manager of the Fund since July 1, 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

46	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	47

Allianz RCM International Opportunities Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.85%	None	3.71%	4.56%	(3.36)%	1.20%

Class P	0.85	None	3.81	4.66	(3.36)	1.30

Class D	0.85	0.25%	9.04	10.14	(8.58)	1.56

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Institutional Class shares, 1.30% for Class P shares and 1.56% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$122	$1,073	$2,032	$4,468

Class P	132	1,102	2,079	4,549

Class D	159	2,150	3,942	7,675

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 35% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the U.S., and the Fund normally has exposure to at least five countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The portfolio managers select from a broad universe of investments on a bottom-up, company-specific basis and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or

48	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund (continued)

relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	20.21%

Lowest 01/01/2009–03/31/2009	-12.05%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(7/15/08)

Institutional Class — Before Taxes	30.26%	-10.06%

Institutional Class — After Taxes on Distributions	29.96%	-10.35%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	19.66%	-8.70%

Class P	30.22%	-10.11%

Class D	29.91%	-10.35%

MSCI EAFE Index	31.78%	-7.67%

Lipper International Large Cap Core Funds Average	29.62%	-10.37%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Prospectus	49

Allianz RCM International Opportunities Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers
Matthew Bowyer, CFA, Director of the Global Equity Fund Management Team, RCM (U.K.), has managed the Fund since 2008.

Lucy MacDonald, Chief Investment Officer of Global Equities, RCM (U.K.), has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

50	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund

Investment Objective	The Fund seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	1.00%	None	2.96%	3.96%	(2.56)%	1.40%

Class P	1.00	None	3.06	4.06	(2.56)	1.50

Class D	1.00	0.25%	3.06	4.31	(2.56)	1.75

(1) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2011 and include organizational expenses.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2012 to the extent that Total Annual Fund Operating Expenses, including payment of organizational and offering expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.40% for Institutional Class shares, 1.50% for Class P shares and 1.75% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$143	$665

Class P	153	696

Class D	178	771

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in in-the-money (ITM) buy-writes on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for protection down to a fundamentally derived estimate of “intrinsic value,” as described below; attractive potential return relative to risk; and time to expiration correlated to the estimate of intrinsic value. Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call options is usually set at or below the estimated intrinsic value level of the securities against which they are sold and the time to expiration of the options that the Fund sells varies. The Fund may also write (sell) in-the-money call options on equity indexes and/or exchange traded funds and may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). Ordinarily, the aggregate value of the securities and other instruments underlying the options written by the Fund will range between 70% to 130% of the Fund’s net asset value. The issuers of equity securities purchased by the Fund will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may invest in initial public offerings (IPOs) and in exchange-traded funds and may write (sell) out-of-the-money puts. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Prospectus	51

Allianz RCM Redwood Fund (continued)

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer (Equity Securities Risk). Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation risk (Derivatives Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser RCM Capital Management LLC (“RCM”)

Portfolio Managers
Raphael L. Edelman, Director and Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team, has managed the Fund since its inception in 2010.

Todd G. Hawthorne, Vice President of the Equity Derivatives Strategy, has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. The minimum initial investment for Class D shares of the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

52	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2015 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions

Institutional	0.80%	None	4.38%	0.56%	5.74%	(4.98)%	0.76%

Class P	0.80	None	4.48	0.56	5.84	(4.98)	0.86

Administrative	0.80	0.25%	4.38	0.56	5.99	(4.98)	1.01

Class D	0.80	0.25	6.55	0.56	8.16	(7.10)	1.06

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.20%, 0.30%, 0.45%, and 0.50% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$78	$1,265	$2,436	$5,287

Class P	88	1,294	2,480	5,359

Administrative	103	1,337	2,546	5,465

Class D	108	1,751	3,292	6,738

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 21% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and

Prospectus	53

Allianz Global Investors Solutions 2015 Fund (continued)

industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2015 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk

54	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (continued)

(non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	9.06%

Lowest 01/01/2009–03/31/2009	-0.27%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/17/08)

Institutional Class — Before Taxes	22.50%	22.77%

Institutional Class — After Taxes on Distributions	20.60%	20.88%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	14.63%	18.28%

Class P	22.40%	22.67%

Administrative Class	22.25%	22.52%

Class D	22.14%	22.41%

Dow Jones Real Return 2015 Index	17.68%	17.84%

Lipper Mixed-Asset Target 2015 Funds Average	23.68%	23.68%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Prospectus	55

Allianz Global Investors Solutions 2015 Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

56	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2020 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions

Institutional	0.80%	None	4.36%	0.60%	5.76%	(4.93)%	0.83%

Class P	0.80	None	4.46	0.60	5.86	(4.93)	0.93

Administrative	0.80	0.25%	4.36	0.60	6.01	(4.93)	1.08

Class D	0.80	0.25	8.00	0.60	9.65	(8.52)	1.13

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.23%, 0.33%, 0.48%, and 0.53% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$85	$1,276	$2,449	$5,304

Class P	95	1,304	2,493	5,376

Administrative	110	1,347	2,558	5,482

Class D	115	2,028	3,767	7,454

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 25% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and

Prospectus	57

Allianz Global Investors Solutions 2020 Fund (continued)

industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2020 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk

58	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (continued)

(non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information. The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	10.09%

Lowest 01/01/2009–03/31/2009	-1.13%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/17/08)

Institutional Class — Before Taxes	24.05%	24.39%

Institutional Class — After Taxes on Distributions	22.02%	22.37%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	15.63%	19.58%

Class P	23.87%	24.22%

Administrative Class	23.72%	24.07%

Class D	23.59%	23.94%

Dow Jones Real Return 2020 Index	19.01%	19.51%

Lipper Mixed-Asset Target 2020 Funds Average	24.52%	24.52%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Prospectus	59

Allianz Global Investors Solutions 2020 Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

60	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2030 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions

Institutional	0.85%	None	4.18%	0.77%	5.80%	(4.70)%	1.10%

Class P	0.85	None	4.28	0.77	5.90	(4.70)	1.20

Administrative	0.85	0.25%	4.18	0.77	6.05	(4.70)	1.35

Class D	0.85	0.25	6.64	0.77	8.51	(7.11)	1.40

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.33%, 0.43%, 0.58%, and 0.63% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$112	$1,308	$2,484	$5,344

Class P	122	1,336	2,528	5,416

Administrative	137	1,378	2,594	5,521

Class D	143	1,844	3,429	6,929

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and

Prospectus	61

Allianz Global Investors Solutions 2030 Fund (continued)

industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2030 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk

62	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (continued)

(non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	14.44%

Lowest 01/01/2009–03/31/2009	-3.84%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/17/08)

Institutional Class — Before Taxes	30.59%	31.43%

Institutional Class — After Taxes on Distributions	29.02%	29.87%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	19.88%	25.83%

Class P	30.41%	31.26%

Administrative Class	30.25%	31.10%

Class D	30.08%	30.93%

Dow Jones Real Return 2030 Index	23.90%	25.58%

Lipper Mixed-Asset Target 2030 Funds Average	28.93%	28.93%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Prospectus	63

Allianz Global Investors Solutions 2030 Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

64	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2040 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions

Institutional	0.85%	None	4.22%	0.88%	5.95%	(4.81)%	1.14%

Class P	0.85	None	4.32	0.88	6.05	(4.81)	1.24

Administrative	0.85	0.25%	4.22	0.88	6.20	(4.81)	1.39

Class D	0.85	0.25	8.07	0.88	10.05	(8.61)	1.44

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.26%, 0.36%, 0.51%, and 0.56% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$116	$1,340	$2,541	$5,446

Class P	126	1,369	2,585	5,516

Administrative	142	1,411	2,650	5,620

Class D	147	2,124	3,907	7,634

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 13% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and

Prospectus	65

Allianz Global Investors Solutions 2040 Fund (continued)

industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2040 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk

66	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (continued)

(non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.99%

Lowest 01/01/2009–03/31/2009	-7.32%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/17/08)

Institutional Class — Before Taxes	35.97%	37.28%

Institutional Class — After Taxes on Distributions	34.48%	35.78%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	23.39%	30.83%

Class P	35.86%	37.17%

Administrative Class	35.64%	36.95%

Class D	35.43%	36.73%

Dow Jones Real Return 2040 Index	28.96%	31.89%

Lipper Mixed-Asset Target 2040 Funds Average	30.85%	30.85%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Prospectus	67

Allianz Global Investors Solutions 2040 Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

68	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2050 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions

Institutional	0.85%	None	4.89%	0.90%	6.64%	(5.48)%	1.16%

Class P	0.85	None	4.99	0.90	6.74	(5.48)	1.26

Administrative	0.85	0.25%	4.89	0.90	6.89	(5.48)	1.41

Class D	0.85	0.25	9.28	0.90	11.28	(9.82)	1.46

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.26%, 0.36%, 0.51%, and 0.56% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$118	$1,475	$2,787	$5,884

Class P	128	1,503	2,829	5,949

Administrative	144	1,544	2,892	6,046

Class D	149	2,340	4,265	8,114

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and

Prospectus	69

Allianz Global Investors Solutions 2050 Fund (continued)

industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2050 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk

70	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (continued)

(non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.98%

Lowest 01/01/2009–03/31/2009	-7.25%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/17/08)

Institutional Class — Before Taxes	36.19%	37.49%

Institutional Class — After Taxes on Distributions	34.66%	35.96%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	23.53%	31.00%

Class P	36.08%	37.38%

Administrative Class	35.86%	37.16%

Class D	35.69%	36.99%

Dow Jones Real Return 40+ Index	31.26%	34.69%

Lipper Mixed-Asset Target 2050+ Funds Average	32.18%	32.18%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Prospectus	71

Allianz Global Investors Solutions 2050 Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

72	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund

Investment Objective	The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions

Institutional	0.75%	None	3.94%	0.54%	5.23%	(4.47)%	0.76%

Class P	0.75	None	4.04	0.54	5.33	(4.47)	0.86

Administrative	0.75	0.25%	3.94	0.54	5.48	(4.47)	1.01

Class D	0.75	0.25	6.54	0.54	8.08	(7.02)	1.06

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.60% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.22%, 0.32%, 0.47%, and 0.52% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$78	$1,165	$2,248	$4,934

Class P	88	1,194	2,293	5,010

Administrative	103	1,237	2,361	5,122

Class D	108	1,736	3,266	6,696

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 26% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S.,

Prospectus	73

Allianz Global Investors Solutions Retirement Income Fund (continued)

and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Fund’s assets in return-generating assets and 75% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

74	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	8.57%

Lowest 01/01/2009–03/31/2009	0.96%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/17/08)

Institutional Class — Before Taxes	21.76%	21.87%

Institutional Class — After Taxes on Distributions	19.38%	19.50%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	14.07%	17.18%

Class P	21.61%	21.73%

Administrative Class	21.43%	21.54%

Class D	21.29%	21.41%

Dow Jones Real Return Today Index	17.00%	16.92%

Lipper Mixed-Asset Target Allocation Conservative Funds Average	20.02%	20.02%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	75

Allianz Global Investors Solutions Retirement Income Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

76	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Growth Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and, secondarily, current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions

Institutional	0.85%	None	4.05%	0.90%	5.80%	(4.66)%	1.14%

Class P	0.85	None	4.15	0.90	5.90	(4.66)	1.24

Administrative	0.85	0.25%	4.05	0.90	6.05	(4.66)	1.39

Class D	0.85	0.25	4.05	0.90	6.05	(4.61)	1.44

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.24%, 0.34%, 0.49%, and 0.54% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$116	$1,311	$2,487	$5,346

Class P	126	1,340	2,531	5,418

Administrative	142	1,382	2,597	5,523

Class D	147	1,387	2,601	5,526

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on April 27, 2009 through the end of its fiscal year on November 30, 2009 was 6% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and

Prospectus	77

Allianz Global Investors Solutions Growth Allocation Fund (continued)

industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 100% of the Fund’s assets in return-generating assets and 0% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 70% to 100% for return-generating assets and 0% to 30% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2009.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory

78	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Growth Allocation Fund (continued)

prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	79

Allianz Global Investors Solutions Core Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions

Institutional	0.85%	None	0.23%	0.76%	1.84%	(0.82)%	1.02%

Class P	0.85	None	0.33	0.76	1.94	(0.82)	1.12

Administrative	0.85	0.25%	0.23	0.76	2.09	(0.82)	1.27

Class D	0.85	0.25	0.25	0.76	2.11	(0.79)	1.32

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.02%, 1.12%, 1.27%, and 1.32% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$104	$499	$919	$2,091

Class P	114	530	971	2,198

Administrative	129	576	1,048	2,356

Class D	134	585	1,061	2,379

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception as a series of the Trust on July 1, 2009 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The

80	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund (continued)

Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 65% of the Fund’s assets in return-generating assets and 35% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 35% to 75% for return-generating assets and 25% to 65% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect

Prospectus	81

Allianz Global Investors Solutions Core Allocation Fund (continued)

certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	14.89%

Lowest 10/01/2008–12/31/2008	-12.46%

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(9/30/98)

Institutional Class — Before Taxes	28.35%	3.95%	4.34%	5.87%

Institutional Class — After Taxes on Distributions	26.06%	1.71%	2.37%	3.79%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	18.25%	2.16%	2.60%	3.87%

Class P	28.05%	3.63%	4.04%	5.55%

Administrative Class	27.94%	3.48%	3.89%	5.40%

Class D	27.86%	3.43%	3.84%	5.35%

MSCI AC World Index (“MSCI”)	34.63%	3.10%	0.42%	4.31%

Barclays Capital U.S. Aggregate Bond Index (“Barclays”)	5.93%	4.97%	6.33%	5.56%

Blended Index (blended index of 60% MSCI and 40% Barclays)	23.03%	4.26%	3.13%	5.16%

Lipper Mixed-Asset Target Allocation Moderate Funds Average	23.35%	2.19%	2.57%	4.00%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since 2009.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment

82	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund (continued)

in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	83

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in their Fund Summaries above and in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

It is possible to lose money on an investment in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

84	Allianz Multi-Strategy Funds

Allianz AGIC Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income Fund Category Convertible Securities	Fund Focus Convertible securities Approximate Number of Holdings 70-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The portfolio managers seek to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Convertible Securities Risk • Interest Rate Risk • Credit Risk	• Call Risk • Equity Securities Risk • High Yield Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	85

Allianz AGIC Emerging Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 130-170	Approximate Primary Capitalization Range Similar to Russell 2000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $39 million and $2.5 billion as of June 30, 2010). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

86	Allianz Multi-Strategy Funds

Allianz AGIC Focused Opportunity Fund

Principal Investments and Strategies	Investment Objective Seeks to maximize long-term capital appreciation Fund Category Growth Stocks	Fund Focus Small- to mid-capitalization common stocks Approximate Number of Holdings 30-60	Approximate Primary Capitalization Range $500 million to $15 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations typically between $500 million and $15 billion.

The portfolio managers’ investment process focuses on bottom-up, fundamental analysis. The portfolio managers consider “growth” companies to include companies that they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio managers search for companies that they believe have sustainable growth, reasonable valuation, potential earnings surprise and an acceptable cash flow. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio managers generate investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine whether the security is reasonably priced with respect to its peer group on a historical and current basis. Fundamental research is then conducted, focusing on a review of financial statements and third-party research. The portfolio managers may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. The portfolio managers determine relative position sizes for the Fund’s holdings based upon potential upside performance, downside risk, sector exposure and overall conviction in the company. The portfolio managers may sell a security for a variety of reasons, including poor performance of the holding, negative changes in fundamentals of management, attainment of the price target established for the security, or when an alternative investment opportunity is deemed more attractive. The portfolio managers seek to diversify the portfolio among different industries, sectors, market capitalizations and growth characteristics.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has the ability to invest in futures contracts, forward foreign currency contracts, and options to hedge portfolio holdings or an underweighting relative to the Fund’s Index. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Focused Investment Risk • IPO Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	87

Allianz AGIC High Yield Bond Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities Approximate Number of Holdings 80-120	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in its high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Interest Rate Risk • High Yield Securities Risk	• Credit Risk • Liquidity Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

88	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	89

Allianz AGIC International Growth Opportunities Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of smaller non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its non-U.S. investments in developed countries, but reserves the flexibility to invest in emerging market securities as well. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The Fund may invest in initial public offerings (IPOs).

The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund portfolio managers expect a high portfolio turnover rate, which may be 100% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

90	Allianz Multi-Strategy Funds

Allianz AGIC Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Micro-capitalization common stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range Similar to Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $8 million and $647 million as of June 30, 2010). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	91

Allianz AGIC Small to Mid Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Small- to medium-capitalization common stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range Same as Russell 2500 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations. The Fund currently defines small to medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell 2500 Growth Index (between $20 million and $7.5 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolios managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Focused Investment Risk • IPO Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

92	Allianz Multi-Strategy Funds

Allianz AGIC Ultra Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Ultra micro-capitalization common stocks Approximate Number of Holdings 80-120	Approximate Primary Capitalization Range Less than weighted average of Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than the weighted average of the Russell Micro Cap Growth Index ($258 million as of June 30, 2010). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	93

Allianz NFJ Global Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Global Stocks	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital Appreciation Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers in at least three different countries (including the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

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Allianz RCM All Horizons Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 20-45	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund’s portfolio managers are not constrained by geographic, capitalization or company limitations. The Fund may invest without limit in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select investments on a bottom-up basis from a broad universe, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. In analyzing specific companies for possible investment, the portfolio manager may consider as appropriate the economic and political environment for the region in which each company is located. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes. The Fund will typically not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. Separate from its strategy of holding cash prior to reinvestment, the Fund may deviate from its principal strategies in response to unfavorable market and other conditions, by making temporary investments of most or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

In selecting investments, the portfolio managers may seek the input of the firm’s global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

While the Fund typically seeks long-term capital appreciation without relying on leverage or short selling, it may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	95

Allianz RCM China Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of Chinese companies Approximate Number of Holdings 30-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 20% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the United States dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs).

In selecting investments for the Fund, the portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by Grassrootssm Research, as described below. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; potential as beneficiary of Government fiscal stimuli; and rising potential as an industry leader with international competitiveness. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Market Risk • Issuer Risk • Equity Securities Risk • China-Related Risk • Non-U.S. Investment Risk • Focused Investment Risk	• Emerging Markets Risk • Credit Risk • Currency Risk • Derivatives Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

96	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range Greater than $1.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The Fund may invest in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	97

Allianz RCM Global EcoTrendssm Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors Approximate Number of Holdings 50-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. See “Summary of Principal Risks—Eco-Sectors Related Risks.”

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly-founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). Under normal circumstances, the Fund invests at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). See “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities.” The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

In selecting investments for the Fund, the portfolio managers apply a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, Grassrootssm Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark. The portfolio managers determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. Grassrootssm Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and

98	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendssm Fund (continued)

services. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Eco-Sectors Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	99

Allianz RCM Global Water Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide Approximate Number of Holdings 25-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio managers consider a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

100	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Water-Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	101

Allianz RCM International Opportunities Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the United States, and the Fund normally has exposure to at least 5 countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up, company specific basis from within the broad universe of investments. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. The portfolio manager may also consider, as appropriate, the economic and political environment for the region in which the company is located.

In selecting investments, the portfolio managers may seek the input of the firm’s global research analysts located worldwide in offices in Frankfurt, London, Tokyo, Hong Kong and San Francisco. In addition to traditional research activities, the portfolio manager uses RCM’s Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. While the Fund may hedge its exposure to foreign currencies, the portfolio managers typically do not engage in active management of currency exposure. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Market Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

102	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund

Principal Investments and Strategies	Investment Objective
Seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market

Fund Category
Equity Long-Short (Alternative)	Fund Focus U.S. equity and equity related instruments and derivatives Approximate Number of Holdings 40-70 Issuers	Approximate Primary Capitalization Range Mid- and Large-Capitalization (generally in excess of $2 billion) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in in-the-money (ITM) buy-writes on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. By investing in buy-writes that are significantly in-the-money, the Fund receives cash (the premium) from the purchaser of the option, which generally provides the Fund with a positive return unless the market price of the equity position underlying the option falls below the initial purchase price less the option premium collected.

In selecting buy-write investments for the Fund, the portfolio managers use a combination of fundamental and quantitative methods. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for the following characteristics: protection down to a fundamentally derived estimate of “intrinsic value” as described below; attractive potential return relative to risk; and time to expiration correlated to the estimate of intrinsic value. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call option(s) sold against that stock is usually set at or below the estimated intrinsic value level. Typically this means that the strike price may be significantly in-the-money at the time it is written, though the Fund will typically sell options with a variety of strike prices relative to current market prices of the underlying stocks. The time to expiration of the options that the Fund sells varies, depending on the characteristics of each particular buy-write. The ITM buy-write strategy seeks to generate gains from option premiums, while providing downside protection relative to its equity positions and generating overall portfolio volatility that is lower than the equity portfolio alone. However, there is no assurance that the ITM buy-write strategy will achieve its objectives. Because the Fund writes options on a substantial portion of its equity portfolio at prices that are often significantly in-the-money, the upside potential appreciation from the stock is limited.

In addition to writing (selling) in-the-money call options on securities held in its equity portfolio, the Fund may, to a lesser extent, write (sell) in-the-money call options on equity indexes and/or exchange traded funds. The portfolio managers currently seek to cause the aggregate value of the securities and other instruments underlying the options written by the Fund to range ordinarily between 70% to 130% of the Fund’s net asset value, though the Fund may depart from these parameters in response to market conditions. The Fund may also sell “naked” out-of-the-money puts to achieve the same goals as a buy-write.

The issuers of equity securities purchased by the Fund may be of any market capitalization, though they will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may maintain a portion of its assets in short-term fixed income securities, cash and cash equivalents. The Fund may invest in initial public offerings (IPOs). The Fund may also invest in exchange-traded funds and may write (sell) out-of-the-money puts.

Call options are contracts representing the right, but not the obligation, to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the prevailing interest rate, the estimated dividend stream, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to purchase the underlying security from the Fund at the strike price or, in the case of a cash-settled option, any amount by which the underlying security or ETF or the cash value of the applicable index exceeds the strike price upon exercise. In effect, the Fund would forgo the potential

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Allianz RCM Redwood Fund (continued)

appreciation in the underlying security, ETF or index above the strike price in exchange for the premium. The Fund would only retain the risk of loss should the price of the underlying security, ETF or index decline to below its purchase price less the premium paid.

The Fund will primarily write call options on individual securities where those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund also expects, from time to time, to write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). With respect to naked call options and naked put options and options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to the collateral required by the Chicago Board Options Exchange and in compliance with the collateral requirements of the 1940 Act under the contract or by entering into offsetting positions. The Fund primarily will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s strategy of writing call options could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The ITM buy-write strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates). The portfolio managers may consider exiting or reducing a buy-write position when any of the factors leading to the investment materially change or when a more attractive candidate is identified and as necessary for redemption purposes.

In addition to the use of written option contracts under its ITM buy-write strategy, the Fund may utilize foreign currency exchange contracts, other options, stock index futures contracts, other futures and forward contracts, swap agreements, variance swaps, convertibles and reverse convertibles and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Interest Rate Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

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Overview of Allianz Global Investors Solutions Funds

The Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”) and the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Core Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Target Risk Funds are referred to collectively in this Prospectus as the “Target Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Target Date Fund’s investment strategy closely resembles that of the Retirement Income Fund. It is intended that the target date will be, under normal circumstances, the approximate point in time at which the Target Date Fund reaches its most conservative target allocation.

The Target Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Target Funds invest primarily in certain affiliated mutual funds, which are sponsored by Allianz and PIMCO, and which are called “Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds nor the Other Acquired Funds are offered in this Prospectus. Please see the “Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.”

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Overview of Allianz Global Investors Solutions Funds (continued)

The table below lists the investment objectives and compares certain investment characteristics of the Target Funds. Under “Summary of the Funds” you will find a description of each Target Fund’s investment objective, principal investments and strategies, principal risks and asset allocation strategies and examples of return-generating and defensive assets. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Target Funds and the Underlying Funds.

Allianz Global
Investors Solutions
Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range

Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 35% 65% to 85%

Core Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 75% 25% to 65%

Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	70% to 100% 0% to 30%

2015 Fund 2020 Fund 2030 Fund 2040 Fund 2050 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Target Fund utilizes a “fund of funds” structure, your cost of investing in a Target Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Target Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Target Fund invests, in addition to directly bearing the Target Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets

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Overview of Allianz Global Investors Solutions Funds (continued)

in that Underlying Fund. Moreover, the fact that a Target Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate.

Investment Objectives of the Funds	The Target Funds listed above are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Core Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds. Each of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Target Date Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Target Date Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Target Date Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Target Date Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Target Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Equity Series and PIMCO Funds, except those that principally employ a “fund-of-funds” strategy. Each Target Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive.

The Target Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Target Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

The Target Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Target Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Target Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Target Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

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Overview of Allianz Global Investors Solutions Funds (continued)

In constructing a portfolio for each Target Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Target Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. A Target Fund may not achieve its investment objective when it does so.

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Target Funds. Allianz Global Fund Management has retained as Sub-Adviser AGI Solutions, an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Target Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AGI Solutions attempts to diversify the Target Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Target Funds based on a combination of economic models, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step. The first step is to divide the Target Funds’ portfolios into two basic categories: return-generating and defensive asset groups (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

         Target Risk Funds. For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Target Risk Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Core Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Target Risk Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. Each Target Risk Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets for the Retirement Income Fund; 35% to 75% for return-generating assets and 25% to 65% for defensive assets for the Core Allocation Fund; and 70% to 100% for return- generating assets and 0% to 30% for defensive assets for the Growth Allocation Fund.

         Target Date Funds. For each of the Target Date Funds, based on market research and assumptions of life expectancy, retirement age, savings rates and levels of consumption, the Sub-Adviser employs modeling and optimization tools to establish an allocation between defensive assets and return-generating assets that shifts over time as a target retirement date approaches. The basic premise of this shift over time is that investors have a greater need for accumulation of savings prior to retirement, which then shifts to a consumption of those savings during retirement. In evaluating potential investments under both categories of assets, the Sub-Adviser considers the degree to which income or generation of returns exceeds inflation. The chart below illustrates the Sub-Adviser’s schedule of allocation between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. As previously highlighted, upon reaching the target date in the Target Date Fund’s name, each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, at which point the Target Date Fund will reach its most conservative target asset allocation and its investment strategy will closely resemble that of the Retirement Income Fund, which is described above.

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Allocation to Return-Generating Assets and Defensive Assets

Second Step. In the second step, the Sub-Adviser further divides its allocations to return-generating assets and defensive asset groups into a number of global asset classes to which the Target Date Funds seek to gain economic exposure. The Sub-Adviser uses historical financial data, expected future long-term returns, volatilities and correlations and proprietary asset allocation modeling tools and information to sub-divide the allocations to the two asset groups into allocations to asset classes and then into narrower sub-classifications. The Sub-Adviser refers to this process as developing an optimal set of “beta allocations.”

Target Risk Funds. For each Target Risk Fund, the Sub-Adviser generates strategic asset allocations intended to provide the targeted level of risk exposure for the Target Risk Fund.

         Target Date Funds. For the Target Date Funds, the Sub-Adviser generates shifts in these strategic asset allocations over time relative to a target retirement date. The resulting allocations make up the strategic “glide path” used to direct the investment choices for each Target Date Fund. The weighting of asset classes on the glide path generally moves from more aggressive to more conservative the closer a Target Date Fund’s target date is in time. For example, the 2050 Fund has significantly greater exposure to return-generating assets such as U.S. and international equities than does the 2015 Fund. The illustration below shows the Target Date Funds’ target date glide path as of the date of this Prospectus.

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Overview of Allianz Global Investors Solutions Funds (continued)

Allianz Global Investors Solutions Glidepath

Third Step. The third step is to assign one or more potential investments to each of the “beta allocations” represented in the strategic asset allocation. The Sub-Adviser attempts to create a portfolio for each Target Fund consisting primarily of Underlying Funds using the following core considerations:

•   Whether an Underlying Fund’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the beta allocation for the Target Fund. For example, an international equity portfolio likely corresponds to the international equity beta and a balanced income fund could correspond to multiple asset classes.

• The consistency of each Underlying Fund’s risk-return profile.

• The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform the associated benchmark or peer group.

• How the Underlying Fund impacts the expected risk-return profile of the total portfolio. Some Underlying Funds will have exposure to assets in both the return-generating and defensive asset groups.

The Sub-Adviser will determine each Underlying Fund’s specific exposure to each asset group in order to determine the correct beta allocation for the Funds.

In conjunction with its selection of Underlying Funds, the Sub-Adviser also considers investments in exchange-traded funds (“ETFs”) using its same core considerations as described above to the extent they are applicable. The Target Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that it believes complement its primary fund-of-funds portfolio or to adjust the Target Date Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	For the Target Date Funds, as time passes, the Sub-Adviser adjusts the mix of asset classes, and with that the weighting of individual investments in the portfolio changes in accordance with the glide path. A full review of each Target Date Fund is undertaken at least annually, at which time the asset classes are reallocated to reflect that the Target Date Fund is now closer to the target retirement date. Additionally, the Sub-Adviser will review annually the allocation between defensive and return-generating assets and may make adjustments to the allocation and the strategic glide path.

For both the Target Risk Funds and Target Date Funds, the Sub-Adviser analyzes the investment portfolio of each Target Fund on an ongoing basis. This analysis includes the review of individual asset classes and their reclassification as either defensive or return-generating. The Sub-Adviser also reviews such factors as portfolio yield, total portfolio expected volatility, Sharpe ratio and tracking error. These analyses may precipitate a rebalancing or an adjustment to the Target Fund’s allocations, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of risk premiums, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make tactical changes to strategic asset allocations (for example, when risk premiums are judged to vary significantly from long-term values). In these instances, the Sub-Adviser may seek to overweight the undervalued asset classes and underweight the overvalued asset classes.

110	Allianz Multi-Strategy Funds

Overview of Allianz Global Investors Solutions Funds (continued)

Matching a Target Date Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Target Date Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Target Date Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Target Date Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

Principal Risks	Allocation Risk. Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Target Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Target Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks. The ability of a Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. A Target Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Target Fund invests. The extent to which the investment performance and risks associated with a Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Target Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Target Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Target Fund’s investment in a particular fund may exceed 25% of the Target Fund’s assets. To the extent that a Target Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable. In addition, a Target Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk. To the extent that a Target Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Target Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds. Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Target Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Linked Derivatives Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks associated with an investment in a Target Fund and the Underlying Funds, Other Acquired Funds and other investments.

Prospectus	111

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund and Underlying Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund. For Target Date Funds, this also means that there is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in a Target Date Fund near, at, or after the Fund’s target date.

As the Target Funds intend to invest their assets primarily in shares of the Underlying Funds, the risks of investing in a Target Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as the Target Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Target Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Fund” or “Funds” includes all Funds of the Trust and the Underlying Funds.

Each of the Target Funds are generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income securities and associated risks, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities and associated risks.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) at 1-800-426-0107.

Underlying Funds and Other Acquired Fund Risks	Because each Target Fund intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in each Target Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Each Target Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Target Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Target Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Target Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-426-0107.

Allocation Risk	Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Target Fund’s return-generating/defensive allocation targets and ranges. A principal risk of investing in each Target Fund is that Allianz Global Investors Solutions (“AGI Solutions”), the Target Funds’ sub-adviser, will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Target Fund invests. AGI Solutions attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality

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performance for each Target Fund, but there is no guarantee that AGI Solution’s allocation techniques will produce the desired results. It is possible that AGI Solutions will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Call Risk	An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

China-Related Risk	The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting a Fund’s investments, to the extent the Fund invests in China-related investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and a Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on a Fund to the extent that it focuses its investments in the greater China region than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk	Convertible securities are fixed income securities, preferred stocks or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general. See “Equity Securities Risk” below. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible security tends to be influenced by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior

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debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to honor its obligations to the Fund.

Currency Risk	Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions.

Eco-Sectors Related Risk	Because the Allianz RCM Global EcoTrendssm Fund (for purposes of this section, the “Fund”) focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

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Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by substantial and/or abrupt variations in the use or prices of oil and other fossil fuels. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

Due to its focus on the Eco-Sectors, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the Eco-Sectors, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Emerging Markets Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly-defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. For example, to the extent a Fund invests in companies incorporated or doing significant business in

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China, which may be considered an emerging market, the risks associated with China-related investments may be more pronounced for such Fund. See “China-Related Risk” above. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk	Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk	Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

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Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Target Fund normally invests in a number of different Underlying Funds, to the extent that a Target Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	A Fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of

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securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Funds are also subject to the risk that deficiencies in the internal systems or controls of the Manager or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity

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securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

Mortgage-Related and Other Asset- Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk	A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

REIT or Real Estate-Linked Derivatives Risk	To the extent that a Fund invests in real estate investment trusts (REITs) or real estate derivatives instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Short Selling Risk	Short sales may be used by a Fund for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on

Prospectus	119

the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk	A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Water-Related Risk	Because the Allianz RCM Global Water Fund (for the purposes of this section, the “Fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial

120	Allianz Multi-Strategy Funds

products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Funds	In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Prospectus	121

Underlying Funds

Because each of the Allianz Global Investors Solutions Funds intends to invest its assets primarily in Underlying Funds, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Allianz Global Investors Solutions Funds may invest in additional funds of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust, PIMCO Funds or other affiliated and non-affiliated funds created in the future. The Trust and Allianz Funds are advised by Allianz Global Fund Management. The PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is affiliated with Allianz Global Fund Management, and is an indirect subsidiary of Allianz Global Investors of America L.P. For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds and Allianz Funds Multi-Strategy Trust:	1-800-498-5413
PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust:	1-800-927-4648

Approximate
				Number of	Approximate Primary
	Allianz Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

Allianz Funds	AGIC Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	100–150	All capitalizations

	AGIC Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	50–100	All capitalizations

	AGIC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more

	AGIC Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations

	AGIC International	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	100–150	All capitalizations

	AGIC Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	70–100	Same as the Russell Midcap Growth Index

122	Allianz Multi-Strategy Funds

Approximate
			Number of	Approximate Primary
Allianz Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

AGIC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion

AGIC Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations

AGIC Systematic Growth	Long-term capital appreciation	Growth equity securities	50–80	Same as the Russell 1000 Growth Index

AGIC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion

NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations

NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $3.5 billion

NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion

NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 300th largest company represented in the Russell 1000 Index

NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets

NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion

NFJ Renaissance	Long-term growth of capital and income	Undervalued small to medium capitalization common stocks	90–110	All capitalizations

RCM Disciplined International Equity	Long-term capital appreciation	Equity securities of companies worldwide	60–100	In excess of $1.5 billion

RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations

Prospectus	123

Approximate
				Number of	Approximate Primary
	Allianz Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	150–190	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$5 billion or more

	RCM Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index

	RCM Strategic Growth	Capital appreciation	Equity and equity-related instruments and derivatives	40–150	All capitalizations

	RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million

Approximate
	Allianz Multi-Strategy			Number of	Approximate Primary
	Trust Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

Allianz Funds Multi-Strategy Trust	AGIC Convertible Fund(1)	Maximum total return, consisting of capital appreciation and current income	Convertible securities	70–100	All capitalizations

	AGIC Emerging Growth Fund	Maximum long-term capital appreciation	Smaller capitalization common stocks	130–170	Similar to Russell 2000 Growth Index

	AGIC Focused Opportunity Fund	Maximum long-term capital appreciation	Small- to mid-capitalization common stocks	30–60	$500 million to $15 billion

	AGIC High Yield Bond Fund(2)	High level of current income and capital growth	Higher yielding fixed income securities	80–120	N/A

	AGIC International Growth	Long-term capital appreciation	Equity securities of non-U.S. companies	50–100	All capitalizations

	AGIC International Growth Opportunities	Maximum long-term capital appreciation	Equity securities of smaller non-U.S. companies	50–100	All capitalizations

	AGIC Micro Cap Fund	Maximum long-term capital appreciation	Micro-capitalization common stocks	100–150	Similar to Russell Microcap Growth Index

	AGIC Small to Mid Cap Growth Fund	Maximum long-term capital appreciation	Small-to medium-capitalization common stocks	100–150	Same as Russell 2500 Growth Index

124	Allianz Multi-Strategy Funds

Approximate
Allianz Multi-Strategy			Number of	Approximate Primary
Trust Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

AGIC Ultra Micro Cap Fund	Maximum long-term capital appreciation	Ultra micro-capitalization common stocks	80–120	Less than weighted average of Russell Microcap Growth Index

NFJ Global Dividend Value	Long-term growth of capital and income	Income producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	40–60	In excess of $1 billion

RCM All Horizons	Long-term capital appreciation	Equity securities of companies worldwide	20–45	All capitalizations

RCM China Equity	Long-term capital appreciation	Equity securities of Chinese companies	30–50	All capitalizations

RCM Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	40–80	Greater than $1.5 billion

RCM Global EcoTrendssm	Long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	50–80	All capitalizations

RCM Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	25–50	All capitalizations

RCM International Opportunities	Long-term capital appreciation	Equity securities of non-U.S. companies	40–80	All capitalizations

RCM Redwood Fund	Long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market	U.S. equity and equity related instruments and derivatives	40–70	Mid- and large-capitalization (generally in excess of $2 billion)

(1) The AGIC Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2) The AGIC High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade.

	PIMCO Equity			Approximate Primary
	Series Fund	Investment Objective	Fund Focus	Capitalization Range

PIMCO Equity Series	PIMCO EqS Pathfinder	Capital appreciation	Equity securities of companies worldwide	All capitalizations

					Non-U.S. Dollar
				Credit	Denominated
	PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%

	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% below Baa	0%

	PIMCO Commodities PLUStm Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	≤1 year	Baa to Aaa; max 10% below A	0–10%

Prospectus	125

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Commodity-RealReturn Strategy	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% below Baa	0–30%

PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0–30%

PIMCO Developing Local Markets	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤8 years	Max 15% below B	≥80%(3)

PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No limitation

PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% below B	≥80%(3)

PIMCO Emerging Markets and Infrastructure Bond	Emerging market and infrastructure fixed income instruments	≤10 years	Max 20% below Ba	No limitation

PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤8 years	Max 15% below B	≥80%(3)

PIMCO EM Fundamental IndexPLUStm TR Strategy	Enhanced RAFItm Emerging Markets Fundamental Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	No limitation

PIMCO Extended Duration	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤1 year	Caa to Aaa; max 10% below B	No limitation

PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)

PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)

PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFItm 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	No limitation

PIMCO Fundamental IndexPLUStm	Enhanced RAFItm 1000 derivatives backed by a portfolio of short-term fixed income instruments	≤1 year	B to Aaa; max 10% below Baa	0–30%

PIMCO Fundamental IndexPLUStm TR	Enhanced RAFItm 1000 derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%

126	Allianz Multi-Strategy Funds

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤8 years	Max 15% below B	No limitation

PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)

PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)

PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%

PIMCO Government Money Market	U.S. Government securities	≤ 60 days dollar-weighted average maturity	Aaa equivalent	0%

PIMCO High Yield	Higher-yielding fixed income securities	+/– 2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0–20%

PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%

PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% below Baa	No limitation

PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%(4)

PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%(4)

PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Long-Term Credit	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to AAA; maximum 20% of total assets below Baa	0–30%

PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥8 years	A to Aaa	0%

PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%

Prospectus	127

				Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%

PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–30%

PIMCO Money Market	Money market instruments	≤ 60 days dollar-weighted average maturity	Min 97% Prime 1; ≤3% Prime 2	0%

PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% below Aaa	0%

PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%

PIMCO MuniGO	State, county and city general obligation and pre-refunded municipal bonds (exempt for federal income tax)	+/– 2 years of its benchmark	Baa to Aaa	0%

PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%

PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% below Baa	0–30%

PIMCO Real Return	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/– 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%

PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤3 years	Baa to Aaa	0%

PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	<1 year	Caa to Aaa; max 10% below Baa	0–10%

PIMCO Small Cap StocksPLUS® TR	Russell 2000 Index derivatives backed by a portfolio of diversified fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%

PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤1 year	B to Aaa; max 10% below Baa	0–30%

128	Allianz Multi-Strategy Funds

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO StocksPLUS Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/– 2 years of Barclays Capital Long-Term Government/Credit Index	B to Aaa; max 10% below Baa	0–30%

PIMCO StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%

PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%

PIMCO Tax Managed Real Return	Investment grade municipal bonds (including pre-refunded municipal bonds and inflation-indexed securities)	2-8 years	Baa to Aaa	0–5%

PIMCO Total Return	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%

PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Treasury Money Market	U.S. Treasury Securities	≤ 60 days dollar-weighted average maturity	Aaa equivalent	0%

PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% below Baa	No limitation

PIMCO Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(–3) to 10 years	Max 40% of total assets below Baa	0–50%

					Non-U.S. Dollar
				Credit	Denominated
	PIMCO ETF Trust Fund	Main Investment	Duration	Quality	Securities

PIMCO ETF Trust	PIMCO Enhanced Short Maturity Fund	Seeks maximum current income, consistent with preservation of capital and daily liquidity	0–1 Year	Baa to Aaa	No Limit

	PIMCO Short Term Municipal Bond Strategy Fund	Seeks attractive tax-exempt income, consistent with preservation of capital	0–3 Years	Baa to Aaa	0%

	PIMCO Intermediate Municipal Bond Strategy Fund	Seeks attractive tax-exempt income, consistent with preservation of capital	3 to 8 Years	Baa to Aaa	0%

Prospectus	129

			Underlying	Non-U.S. Dollar
			Index Duration	Denominated
PIMCO ETF Trust Fund	Main Investment	Underlying Index	(as of 9/30/09)	Securities

PIMCO 1-3 Year U.S. Treasury Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 year US Treasury Index	The BofA Merrill Lynch 1–3 Year US Treasury Index	1.9 Years	0%

PIMCO 3-7 Year U.S. Treasury Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year US Treasury Index	The BofA Merrill Lynch 3–7 Year US Treasury Index	4.4 Years	0%

PIMCO 7-15 Year U.S. Treasury Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year US Treasury Index	The BofA Merrill Lynch 7–15 Year US Treasury Index	7.5 Years	0%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	25.84 Years	0%

Underlying
Index
Average
PIMCO ETF Trust Fund	Main Investment	Underlying Index	Maturity

PIMCO 1-5 Year U.S. TIPS Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index	The BofA Merrill Lynch 1–5 Year US Inflation- Linked Treasury Index	3.19 Years

PIMCO Broad U.S. TIPS Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury Index	The BofA Merrill Lynch US Inflation- Linked Treasury Index	9.26 Years

PIMCO 15+ Year U.S. TIPS Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	17.91 Years

(1) As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.

(2) Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3) The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4) Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.

(5) The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(6) The investment objective of each PIMCO-managed Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO-managed Underlying Funds will consist of

130	Allianz Multi-Strategy Funds

income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Target Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Prospectus	131

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on the Funds’ website at www.allianzinvestors.com. The Funds’ website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five (5) business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

132	Allianz Multi-Strategy Funds

Prior Related Performance Information

A number of the Funds were recently organized and have little performance record of their own. The following tables set forth historical performance information for the institutional accounts managed by AGIC (the “AGIC Composite”) and by RCM Global (the “RCM Composites” and, together with the AGIC Composite, the “Composites”) that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Allianz AGIC Focused Opportunity Fund, Allianz RCM All Horizons Fund, Allianz RCM China Equity Fund, Allianz RCM Disciplined Equity Fund and Allianz RCM Redwood Fund, respectively.

The composite data is provided to illustrate the past performance of AGIC and RCM Global, a global investment advisory organization that includes RCM Capital Management LLC (for purposes of this performance discussion, “RCM”), in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the above-mentioned Funds. The accounts in the Composites are separate and distinct from the Funds; their performance is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of a Fund or of AGIC or RCM.

The Composites’ performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees. Custodial fees, if any, were not included in the calculation. The Composites include all actual discretionary institutional accounts managed by AGIC or RCM for at least one full month that have investment objectives, policies, strategies and risks substantially similar to those of the corresponding Funds. The Composites may include both tax-exempt and taxable accounts and all reinvestment of earnings.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composites combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The institutional accounts that are included in the Composites may be subject to lower expenses than the Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites may have been less favorable had they been subject to the same expenses as the Funds or had they been regulated as investment companies under the federal securities laws.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Each table below shows the annual total returns for the corresponding Composite, and a broad-based securities market index for periods ended December 31.

AGIC’s Prior
Performance of		SMID Cap Equity	SMID Cap Equity
Similar Accounts		Growth Composite	Growth Composite	Russell 2500
Relating to the	Year	(Net of Fees)	(Gross of Fees)	Growth Index

Allianz AGIC Focused Opportunity Fund	Since Inception(1)	-8.42%	-7.64%	-7.78%
	2009	61.73%	63.05%	41.66%
	2008	-50.60%	-50.15%	-41.50%

(1) Composite inception date: July 1, 2007.

RCM’s Prior		RCM Global Equity	RCM Global Equity
Performance of		Unconstrained Composite	Unconstrained Composite	Morgan Stanley Capital
Similar Accounts		(Benchmark Aware)	(Benchmark Aware)	International (“MSCI”)
Relating to the	Year	(Net of Fees)	(Gross of Fees)	World Index

Allianz RCM All Horizons Fund	Since Inception(1)	-1.74%	0.78%	-5.09%
	2009	24.64%	26.97%	30.79%
	2008	-43.22%	-42.34%	-40.33%
	2007	34.04%	39.81%	9.57%

(1) Return of Composite and Index annualized from 1/1/2007 to 12/31/2009.

Prospectus	133

RCM’s Prior
Performance of		RCM China Equity	RCM China Equity	Morgan Stanley Capital
Similar Accounts		Composite	Composite	International (“MSCI”)
Relating to the	Year	(Net of Fees)	(Gross of Fees)	China Index

Allianz RCM China Equity Fund	Since Inception(1)	12.79%	14.82%	4.18%
	Ten-Year Return	14.53%	16.60%	9.60%
	Five-Year Return	21.63%	23.80%	23.83%
	2009	70.08%	72.99%	62.63%
	2008	-49.93%	-48.95%	-50.83%
	2007	60.47%	63.31%	66.24%
	2006	92.50%	95.82%	82.87%
	2005	1.18%	2.99%	19.77%
	2004	3.56%	5.45%	1.89%
	2003	92.93%	96.32%	87.57%
	2002	6.91%	8.88%	-14.05%
	2001	-17.91%	-16.40%	-24.70%
	2000	-16.80%	-15.27%	-30.54%

(1) Return of Composite and Index annualized from 12/31/1997 to 12/31/2009.

RCM’s Prior		RCM Disciplined	RCM Disciplined
Performance of		U.S. Core Composite	U.S. Core Composite	S&P 500
Similar Accounts	Year	(Net of Fees)	(Gross of Fees)	Index

Relating to the Allianz RCM Disciplined Equity Fund	Since Inception(1)	10.64%	11.00%	7.43%
	Ten-Year Return	2.94%	3.31%	-0.95%
	Five-Year Return	4.77%	5.11%	0.42%
	2009	41.14%	41.50%	26.46%
	2008	-37.73%	-37.55%	-37.00%
	2007	11.16%	11.52%	5.49%
	2006	15.28%	15.68%	15.79%
	2005	12.10%	12.54%	4.91%
	2004	12.69%	13.13%	10.88%
	2003	26.73%	27.13%	28.68%
	2002	-24.16%	-23.88%	-22.10%
	2001	-6.95%	-6.52%	-11.89%
	2000	5.04%	5.52%	-9.10%

(1) Return of Composite and Index annualized from 1/31/1994 to 12/31/2009.

RCM’s Prior
Performance of		Redwood Equity	Redwood Equity	Merrill Lynch
Similar Accounts		Composite	Composite	91-Day	S&P 500
Relating to the	Year	(Net of Fees)(2)	(Gross of Fees)(2)	T-Bill Index	Index

Allianz RCM Redwood Fund	Since Inception(1)	20.28%	20.28%	0.27%	15.78%
	2009	24.53%	24.53%	0.21%	26.46%

(1) Composite inception date: October 31, 2008.

(2) The only account in the composite is seed capital and no fees are charged on this account.

134	Allianz Multi-Strategy Funds

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Funds. Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2010, the Manager and its investment management affiliates had approximately $1.3 trillion in assets under management.

The Manager has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees	Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Advisers in return for their services.

In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

During the fiscal year ended November 30, 2009 (except as noted), the Funds paid monthly management fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Multi-Strategy Fund	Management Fees

Allianz AGIC Convertible Fund(1)	0.57%
Allianz AGIC Emerging Growth Fund(1)	0.90%
Allianz AGIC Focused Opportunity Fund(1)	0.80%
Allianz AGIC High Yield Bond Fund(1)	0.48%
Allianz AGIC International Growth Fund	0.85%
Allianz AGIC International Growth Opportunities Fund(1)	1.00%
Allianz AGIC Micro Cap Fund(1)	1.25%
Allianz AGIC Small to Mid Cap Growth Fund(1)	0.80%
Allianz AGIC Ultra Micro Cap Fund(1)	1.50%
Allianz NFJ Global Dividend Value Fund	0.85%
Allianz RCM All Horizons Fund	0.95%
Allianz RCM China Equity Fund(1)	1.10%
Allianz RCM Disciplined Equity Fund	0.70%
Allianz RCM Global EcoTrendssm Fund	1.00%
Allianz RCM Global Water Fund	0.95%
Allianz RCM International Opportunities Fund	0.85%
Allianz RCM Redwood Fund(1)	1.00%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions Core Allocation Fund	0.85%

(1) The Fund recently commenced investment operations as a series of the Trust and, as a result, management fees paid to AGIFM during the most recently completed fiscal year are not available. The fee rate presented in this table reflects the management fee payable for the current fiscal year.

Except as noted below, a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement between Allianz Global Fund Management and each Fund, the sub-advisory agreements between Allianz Global Fund Management and each Sub-Adviser with respect to each applicable Fund and the portfolio management agreement between RCM and AGIA with respect to each applicable Fund is available in the Funds’ most recent annual report to shareholders for the fiscal year ended November 30.

Prospectus	135

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Allianz AGIC Convertible, Allianz AGIC Emerging Growth, Allianz AGIC High Yield Bond, Allianz AGIC International Growth Opportunities, Allianz AGIC Micro Cap, Allianz AGIC Small to Mid Cap Growth and Allianz AGIC Ultra Micro Cap Funds (together, the “New AGIC Funds”) and the sub-advisory agreement with respect to the New AGIC Funds between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC (which, effective August 25, 2010, was novated to AGIC) is available in the semi-annual report to shareholders for the six-month period ended May 31, 2010.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Allianz RCM China Equity Fund, the sub-advisory agreement between Allianz Global Fund Management and RCM with respect to the Allianz RCM China Equity Fund and the portfolio management agreement between RCM and RCM AP with respect to the RCM China Equity Fund is available in the semi-annual report to shareholders for the six-month period ended May 31, 2010.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Allianz AGIC Focused Opportunity and Allianz RCM Redwood Funds, the sub-advisory agreement between Allianz Global Fund Management and AGIC with respect to the Allianz AGIC Focused Opportunity Fund and the sub-advisory agreement between Allianz Global Fund Management and RCM with respect to the Allianz RCM Redwood Fund will be available in the semi-annual report to shareholders for the period ending May 31, 2011.

Management Fee Waiver and Expense Limitation Arrangements	Management Fee Waiver. For each AGI Solutions Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements. With respect to each Fund other than the AGI Solutions Core Allocation Fund, the Manager has contractually agreed until the date specified under “Fees and Expenses of the Fund” in the Fund’s Fund Summary to waive its Management Fee, or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses (and excluding Trustees’ expenses for certain share classes of the New AGIC Funds, as specified in the Fund Summary), exceed the amount specified for the noted share classes of each Fund, where offered, under “Fees and Expenses of the Fund” in such Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Acquired Fund Fees and Expenses for a Fund are based upon an estimated allocation of the Fund’s assets among the Acquired Funds and Institutional Class shares, or in certain cases Class M shares, of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown below. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see “Underlying Fund Expenses” below.

With respect to the AGI Solutions Core Allocation Fund only, the Manager has agreed, until March 31, 2011, to waive its Management Fee, or reimburse the AGI Solutions Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed the amount specified for the noted share classes of the Fund under “Fees and Expenses of the Fund” in the Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

136	Allianz Multi-Strategy Funds

Sub-Advisers	Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Allianz Multi-Strategy Fund(s)

Allianz Global Investors Capital LLC (“AGIC”) 600 West Broadway San Diego, CA 92101	Allianz AGIC Convertible, Allianz AGIC Emerging Growth, Allianz AGIC Focused Opportunity, Allianz AGIC High Yield Bond, Allianz AGIC International Growth, Allianz AGIC International Growth Opportunities, Allianz AGIC Micro Cap, Allianz AGIC Small to Mid Cap Growth, and Allianz AGIC Ultra Micro Cap Funds (the “AGIC Funds”)

Allianz Global Investors Solutions LLC (“AGI Solutions”) 600 West Broadway San Diego, CA 92101	Allianz Global Investors Solutions 2015, Allianz Global Investors Solutions 2020, Allianz Global Investors Solutions 2030, Allianz Global Investors Solutions 2040, Allianz Global Investors Solutions 2050, Allianz Global Investors Solutions Retirement Income, Allianz Global Investors Solutions Growth Allocation and Allianz Global Investors Solutions Core Allocation Funds (the “AGI Solutions Funds”)

NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	Allianz NFJ Global Dividend Value Fund (the “NFJ Fund”)

RCM Capital Management LLC (“RCM”) 555 Mission Street, Suite 1700 San Francisco, CA 94105	Allianz RCM All Horizons, Allianz RCM China Equity, Allianz RCM Disciplined Equity, Allianz RCM Global EcoTrendssm, Allianz RCM Global Water, Allianz RCM International Opportunities and Allianz RCM Redwood Funds (the “RCM Funds”)

RCM Asia Pacific Limited (“RCM AP”) 21/F, Cheung Kong Center 2 Queen’s Road Central Hong Kong	Allianz RCM China Equity Fund

Allianz Global Investors Advisory GmbH (“AGIA”) Mainzer Landstrasse 11-13 Frankfurt-am-Main, Germany	Allianz RCM All Horizons, Allianz RCM Global EcoTrendssm, Allianz RCM Global Water and Allianz RCM International Opportunities Funds

* Each of the Sub-Advisers is affiliated with the Manager.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

AGIC	AGIC is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 600 West Broadway, San Diego, California 92101. AGIC also has an office located at 1345 Avenue of the Americas, New York, New York 10105.

AGIC provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGIC’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AGIC provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGIC, its affiliates or by unaffiliated third parties. AGIC also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of September 30, 2010, AGIC had assets under management of $12.7 billion.

In addition to the advisory-related services noted above, AGIC also provides administration and legal/ compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC and legal/compliance and back office operations to AGI Solutions.

The individuals at AGIC listed below have or share primary responsibility for the day-to-day management of the noted Funds.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz AGIC Convertible Fund	Douglas G. Forsyth, CFA	1993* (Inception)	Mr. Forsyth is a Managing Director, Portfolio Manager and Member of the Executive Committee at AGIC. Mr. Forsyth oversees AGIC’s Income and Growth Strategies team. He joined AGIC’s predecessor affiliate in 1994 after three years of investment management experience at AEGON USA. Mr. Forsyth holds a B.B.A. from the University of Iowa. He has 18 years of investment industry experience.

	Justin Kass, CFA	2003*	Mr. Kass is a Managing Director and Portfolio Manager at AGIC. He joined AGIC’s predecessor affiliate in 2000 with responsibilities for portfolio management and research on AGIC’s Income and Growth Strategies team. Mr. Kass was previously an analyst and interned on the team, where he added significant depth to AGIC’s proprietary Upgrade Alert Model. Mr. Kass earned his M.B.A. in finance from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has 12 years of investment industry experience.

Prospectus	137

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz AGIC Emerging Growth Fund	K. Mathew Axline, CFA	2010	Senior Vice President of AGIC. Mr. Axline joined AGIC’s predecessor affiliate in 2004 with research responsibilities for the U.S. Small Cap Growth team. Prior to joining AGIC, he was an associate with Pescadero Ventures, LLC; a business development manager for Icarian, Inc.; and a financial advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline earned his MBA from Indiana University’s Kelly School of Business and his BS from The Ohio State University. He has 12 years of industry experience.

	Robert S. Marren	2007*	Portfolio Manager with AGIC. Prior to joining AGIC’s predecessor affiliate in 2007, Mr. Marren was a Director of Research and Portfolio Manager for micro-cap growth strategies for Duncan-Hurst Capital Management. He was also on their Management Committee, and originally joined Duncan-Hurst as a small-cap analyst in 1983. He was previously at Hughes Aircraft Company as an assistant manager, corporate finance, focusing on debt financing and mergers and acquisitions. He was also a research analyst with Security Pacific Merchant Bank; Hambrecht & Quist, Inc.; and a financial analyst and operations planner for VLSI Technology, Inc. Mr. Marren earned his M.B.A. at Duke University, Fuqua School of Business, and his B.A. at the University of California, San Diego. He is also a Trustee for the UC San Diego Foundation, and currently serves as chair of their Investment Committee. Mr. Marren has 20 years of investment industry experience.

	John C. McCraw	1993*	Mr. McCraw is a Portfolio Manager with AGIC. Prior to joining AGIC’s predecessor affiliate in 1992, Mr. McCraw was branch manager/loan officer with the Citizens & Southern National Bank. He earned his BA from Flagler College and his MBA from the University of California, Irvine. He has 19 years of investment industry experience.

Allianz AGIC Focused Opportunity Fund	Michael Corelli	2010 (Inception)	Managing Director and Portfolio Manager for AGIC. Prior to joining AGIC’s predecessor affiliate in 1999, he worked for 6 years at Bankers Trust in support of and as an analyst for their small- and mid-cap growth group. He has 17 years of investment industry experience.

	Eric Sartorius, CFA	2010 (Inception)	Senior Vice President and Portfolio Manager for AGIC. He is also the senior research analyst for AGIC’s Small Cap Growth and SMID Cap Growth Focus strategies. He specializes in researching the information technology, medical technology and health care sectors. Prior to joining AGIC’s predecessor affiliate in 2001, he spent two years as a research associate covering the technology sector at Fred Alger Management. He is a CFA charterholder and holds a B.A. from Williams College. He has 11 years of investment industry experience.

Allianz AGIC High Yield Bond Fund	Douglas G. Forsyth, CFA	1996* (Inception)	See above.

	William L. Stickney	1996* (Inception)	Mr. Stickney joined AGIC’s predecessor affiliate in 1999 as a portfolio manager. Prior to joining the firm in 1999, he was a vice president of Institutional Fixed Income Sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. Mr. Stickney’s previous experience was in institutional fixed income with Cowen & Company and Wayne Hummer & Company. He holds an M.B.A. from the Kellogg School of Management, Northwestern University, and a B.S. in finance from Miami University, Ohio. He has 22 years of investment industry experience.

Allianz AGIC International Growth Fund	Horacio A. Valeiras, CFA	2002**	Mr. Valeiras is a Managing Director and the Chief Investment Officer of AGIC responsible for overseeing all investment and trading functions within the firm. Prior to joining AGIC’s predecessor affiliate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000, Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has twenty years of investment management experience.

	Pedro V. Marcal	2006**	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the AGIC Global Equities strategies since 2001. Lead Portfolio Manager for the AGIC Emerging Countries’ strategies from 1994 until 2001. He has 18 years’ total investment management experience including positions with A.B. Laffer & Associates as an economist and A-Marks Precious Metals as a precious metals trader.

138	Allianz Multi-Strategy Funds

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz AGIC International Growth Opportunities Fund	Christopher A. Herrera	2007*	Mr. Herrera is a Senior Vice President and Portfolio Manager for the AGIC Global Equities strategies. Prior to joining AGIC’s predecessor affiliate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers. Mr. Herrera earned his M.B.A. from the Haas School of Business at the University of California, Berkley and graduated cum laude with a B.S. in business administration from the University of Southern California. Mr. Herrera is a Robert Toigo Foundation Fellow and a Consortium for Graduated Study in Management Fellow. He has 13 years of investment experience.

	Nelson W. Shing	2008*	Mr. Shing is a Senior Vice President and Portfolio Manager for the AGIC Global Equities strategies since 2003. He also has research responsibilities for the global technology and telecommunications sectors. He was previously an analyst with Pequot Capital Management, Inc.; Morgan Stanley Investment Management, Inc.; C.Blair Asset Management, L.P.; and Credit Suisse First Boston. Mr. Shing earned his B.S. in business administration from the University of California, Berkeley. He is fluent in Mandarin Chinese and has 13 years of investment industry experience.

Allianz AGIC Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2007*	See above.

	John C. McCraw	1995* (Inception)	See above.

Allianz AGIC Small to Mid Cap Growth Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2007*	See above.

	John C. McCraw	1993*	See above.

Allianz AGIC Ultra Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2008* (Inception)	See above.

	John C. McCraw	2008* (Inception)	See above.

* Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on April 12, 2010.
** Mr. Valeiras and Mr. Marcal served as portfolio managers of Nicholas-Applegate International Growth Fund, which reorganized into the Fund on February 2, 2009.

AGI Solutions	AGI Solutions selects the Underlying Funds and other investments in which the AGI Solutions Funds may invest and allocates the AGI Solutions Funds’ assets among the Underlying Funds and other investments. Although many of the investment professionals and senior personnel at AGI Solutions have significant industry experience at other Allianz entities and elsewhere, AGI Solutions only recently registered as an investment adviser and, prior to December 29, 2008, had not previously managed registered investment companies or other client accounts.

Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the AGI Solutions Funds’ assets among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer and Pietranico. The Statement of Additional Information

Prospectus	139

provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Portfolio Managers	Since	Recent Professional Experience

Stephen Sexauer	2008-2009* (since inception)	Chief Investment Officer of AGI Solutions since June 23, 2008. From April 2007-June 2008, Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC and from May 2003-April 2004, he was a Managing Director and Portfolio Manager of Nicholas-Applegate Capital Management LLC. Prior to that, he was a Portfolio Manager at Morgan Stanley Investment Management from July 1989-March 2002. Mr. Sexauer worked at Salomon Brothers in Fixed Income sales from April 1988-June 1989 and in Technology Systems from November 1986-April 1988. Mr. Sexauer worked in Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and at Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an MBA from the University of Chicago and a BS from the University of Illinois.

Paul Pietranico, CFA	2008-2009* (since inception)	Portfolio manager focused on manager selection (for multi-manager strategies) and portfolio construction since June 23, 2008. He joined Allianz Global Investors of America L.P. in June 2005 as director of the investment manager due diligence, risk analysis and performance reporting teams. Prior to that, he worked at the Center for Investment Research at Charles Schwab & Co. where he was a director of quantitative mutual fund research and portfolio construction. He worked on the quantitative research and modeling work for Schwab’s proprietary predictive rating system for open-ended mutual funds. He also spent a significant number of years working on research projects relating to Schwab’s investment advice offering including investment advice software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. He started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research, each from Stanford University.

* The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

NFJ	NFJ provides investment management services to mutual funds, closed-end funds and institutional accounts. NFJ is an investment management firm organized as a Delaware limited liability company and, as noted above, is a wholly-owned subsidiary of AGIC, which, in turn, is wholly owned by Allianz. AGIC is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of September 30, 2010, of approximately $32.6 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz NFJ Global Dividend Value Fund	R. Burns McKinney (Lead)	2009 (Inception)	Portfolio Manager at NFJ. He has over 13 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to 2001, Mr. McKinney was a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. Mr. McKinney began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Mr. McKinney received his BA in Economic from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003. He is a CFA charterholder.

	L. Baxter Hines	2010	Vice President and Portfolio Manager at NFJ. He has over 5 years experience in equity research and investment consulting. Prior to joining NFJ in 2008, Mr. Hines attended the University of Texas where he received an MBA from the McCombs School of Business. Before attending business school, Mr. Hines worked as a market data specialist for Reuters. He received his BA in Economics from the University of Virginia in 2001.

	Benno J. Fischer	2009 (Inception)	Managing Director and founding partner of NFJ. He has over 44 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He is a CFA charterholder.

	Thomas W. Oliver	2009 (Inception)	Portfolio Manager at NFJ. He has over 14 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver began his career as an auditor with Deloitte & Touche in 1995. He received his BBA and MCA degrees from the University of Texas in 1995 and 2005, respectively. He is a CPA and CFA charterholder.

140	Allianz Multi-Strategy Funds

RCM	RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2010, RCM had approximately $21.3 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

RCM has, in turn, retained its affiliated investment management firm, AGIA, to conduct day-to-day management of the Allianz RCM All Horizons, Allianz RCM Global EcoTrendssm, Allianz RCM Global Water and Allianz RCM International Opportunities Funds (RCM and AGIA being referred to, collectively, with respect to each such Fund, as the “Sub-Adviser”). Pursuant to the terms of its portfolio management agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of each applicable Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. AGIA’s principal place of business is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany, although it also has portfolio managers, analysts, compliance and other personnel under its supervision based in London, England. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. As of September 30, 2010, AGIA managed approximately $25.4 billion, principally for clients located in Europe. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States and has limited experience managing U.S. registered investment companies.

RCM has also retained its affiliated investment management firm, RCM Asia Pacific Limited (“RCM AP”), to conduct day-to-day management of the Allianz RCM China Equity Fund (RCM and RCM AP being referred to, collectively, with respect to the Allianz RCM China Equity Fund, as the “Sub-Adviser”). Pursuant to the terms of its portfolio management agreement with RCM, RCM AP has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. RCM AP’s principal place of business is 21/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong. RCM AP, an indirect wholly-owned subsidiary of Allianz SE, is an SEC-registered investment advisory firm, which has been in business since 1984, either directly or through its predecessors. As of September 30, 2010, RCM AP managed approximately $13.1 billion.

The portfolio managers and analysts of RCM, RCM AP and AGIA are part of RCM Global, and they have access to and share proprietary research information developed by a team of 70 analysts strategically positioned in RCM Global’s offices worldwide as of September 30, 2010.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz RCM All Horizons Fund	Paul Schofield*	2008 (Inception)	Fund Manager within the Global Equity Team at AGIA and RCM (U.K.). Mr. Schofield joined AGIA in 2006 and RCM (U.K.) in 1998 as a member of the Institutional Client Services team before transferring to the firm’s Global Equity fund management team. Prior to joining RCM (U.K.), he was with Fleming Investment Management as a Fixed Income Fund Administrator and prior to that he was with Lombard Odier International Portfolio Management Limited as an investment administrator He holds a B.A. (Hons.) in Financial Services from the University of Portsmouth.

	Lucy MacDonald, ASIP*	2008 (Inception)	CIO of Global Equities, RCM (U.K.). Prior to joining RCM in 2001, she was a Director and Senior Portfolio Manager at Baring Asset Management. She graduated from Bristol University in 1984, and is an Associate of the Society of Investment Professionals (ASIP). She has 23 years of investment industry experience.

Allianz RCM China Equity Fund	Christina Chung	2010 (Inception)	Senior Portfolio Manager and lead manager of China/Hong Kong equity mandates at RCM AP. She has 21 years’ experience in managing Asian regional and single country portfolios for institutional and retail accounts. Prior to joining RCM AP in 1998, Ms. Chung was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to joining the Royal Bank of Canada Investment Management, Ms. Chung was a portfolio manager with Search International and an economist with HSBC Asset Management. She is a CFA charterholder.

Allianz RCM Disciplined Equity Fund	Seung H. Minn, CFA	2008 (Inception)	Senior Portfolio Manager, CIO, Disciplined Equity Group. Prior to joining RCM in 1998, he was a Senior Vice President at Putnam Investments in Boston. He received a B.S.E. in Civil Engineering and Operations Research from Princeton University, is a CFA charterholder, and is a member of the CFA Institute and the Security Analysts of San Francisco. He has 21 years of investment industry experience.

Prospectus	141

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz RCM Global EcoTrendssm Fund	Vipin Ahuja (Lead)	2010	Senior analyst on the Sustainability Research Team at AGIA and RCM (U.K.). Mr. Ahuja joined RCM in November 2009 already having 12 years of investment experience, most recently at Credit Suisse Asset Management, where he ran the Future Energy Fund and was co-manager of the Global Resources Fund. Prior to this, he was an energy specialist and energy analyst at HSBC, Dresdner Kleinwort (with postings in London, New York and Singapore), Deutsche Morgan Grenfell and DSP Merrill Lynch Ltd. India. He started his career at GEA Wiegand GmbH in New Delhi in chemical equipment design and manufacturing. He holds an MBA from the Indian Institute of Management and a Bachelors of Technology in Chemical Engineering from the Indian Institute of Technology. He is a CFA charterholder.

	Andreas Fruschki	2009	Member of the Sustainability Research Team and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt). Mr. Fruschki joined RCM’s European Research department in 2007 after completing the RCM global graduate program. Prior to this, he worked as a legal trainee with positions at the Berlin Court of Appeal, PricewaterhouseCoopers, the German Chamber of Commerce and Berlin’s City Development Department, passing the Judicial Bar Exam in 2004. Additionally, he also worked as a consultant in the corporate finance practice at PricewaterhouseCoopers in Hamburg. He graduated with distinction from the MBA program at the University of Western Sydney and holds a law degree from Humboldt University in Berlin. He is also a CFA candidate.

Allianz RCM Global Water Fund	Andreas Fruschki (Lead)	2008 (Inception)	See above.

	Vipin Ahuja	2010	See above.

Allianz RCM International Opportunities Fund	Matthew Bowyer, CFA*	2008 (Inception)	Director, Global Equity Fund Management Team, RCM (U.K.). Prior to joining RCM in 2004, he was a consultant to the CIO of BNP Paribas Asset Management and previously he worked at Citigroup Asset Management from 1985 until 2002 where he was responsible for over $4 billion in global, EAFE and global sector mandates. He graduated from Harvard College in 1981 with a BA in Economics and the London School of Economics in 1982 with an MSc in Economics. He has 24 years of investment industry experience.

	Lucy MacDonald, ASIP*	2008	See above.

Allianz RCM Redwood Fund	Raphael L. Edelman*	2010 (Inception)	Director and Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, Mr. Edelman spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst. Mr. Edelman has an MBA in Finance from New York University and a BA in History from Columbia College.

	Todd G. Hawthorne*	2010 (Inception)	Vice President of the Equity Derivatives Strategy. Prior to joining RCM in 2006, Mr. Hawthorne spent four years with RS Investments as the Head of Equity Derivative Strategy for the Paisley hedge fund family. Prior to that, he was an equity derivatives sales trader and Vice President of Equity Derivative Sales Trading at Deutsche Banc. Mr. Hawthorne received his MBA from Anderson School at UCLA and his BA from The Colorado College.

* Individuals share joint responsibility for the day-to-day management of the Fund.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the AGI Solutions Funds, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The AGI Solutions Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

• The AGI Solutions Funds’ Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

• The AGI Solutions Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following tables summarize the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the AGI Solutions Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the AGI Solutions Funds indirectly bear a proportionate share of these expenses,

142	Allianz Multi-Strategy Funds

depending upon how the AGI Solutions Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

	Annual Underlying Fund Expenses
	(Based on the average daily net assets attributable
Underlying Funds	to a Fund’s Institutional Class shares):
(Allianz Funds, Allianz Multi-Strategy Funds,	Management	Other	Total Fund
PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds)	Fees(1)	Expenses(2)	Operating Expenses

Allianz Funds
AGIC Emerging Markets Opportunities	1.30%	0.16%	1	.41%(3)
AGIC Global	1.05	0.08	1.13
AGIC Growth	0.80	0.02	0.82
AGIC Income & Growth	0.95	0.02	0.97
AGIC International	1.00	0.02	0	.97(3)

AGIC Mid-Cap Growth	0.95	0.04	0.99

AGIC Opportunity	0.95	0.01	0.96

AGIC Pacific Rim	1.30	0.01	1	.26(3)
AGIC Systematic Growth	0.80	0.01	0.81
AGIC Target	0.85	0.02	0.87
NFJ All-Cap Value	0.95	0.02	0.97
NFJ Dividend Value	0.71	0.01	0.72
NFJ International Value	0.96	0.01	0.97
NFJ Large-Cap Value	0.75	0.02	0.77
NFJ Mid-Cap Value	0.90	0.03	0.93
NFJ Renaissance	0.90	0.02	0.92
NFJ Small-Cap Value	0.81	0.02	0	.75(17)
RCM Disciplined International Equity	0.90	0.01	0.91
RCM Global Resources	1.05	0.02	1.07
RCM Global Small-Cap	1.35	0.02	1	.22(15)
RCM Large-Cap Growth	0.75	0.02	0.77
RCM Mid-Cap	0.77	0.03	0.80
RCM Strategic Growth	1.30	0.06	1	.26(16)
RCM Technology	1.20	0.08	1.28
Allianz Multi-Strategy Funds
AGIC Convertible	0.57	0.19	0.76
AGIC Emerging Growth	0.90	1.13	1	.18(5)
AGIC Focused Opportunity	0.80	2.16	1	.10(5)
AGIC High Yield Bond	0.48	0.42	0	.64(5)
AGIC International Growth	0.85	1.01	1	.04(5)
AGIC International Growth Opportunities	1.00	0.38	1	.23(5)
AGIC Micro Cap	1.25	0.43	1	.55(5)
AGIC Small to Mid Cap Growth	0.80	2.50	0	.95(5)
AGIC Ultra Micro Cap	1.50	5.08	2	.31(5)
NFJ Global Dividend Value	0.85	4.21	1	.20(5)
RCM All Horizons	0.95	12.96	1	.30(5)
RCM China Equity	1.10	5.79	1	.55(5)
RCM Disciplined Equity	0.70	2.93	0	.98(5)
RCM Global EcoTrendssm	1.00	0.69	1	.47(5)
RCM Global Water	0.95	0.73	1	.44(5)
RCM International Opportunities	0.85	3.71	1	.20(5)
RCM Redwood	1.00	2.96	1	.40(5)
PIMCO Equity Series
PIMCO EqS Pathfinder	1.05	0.09	1	.00(6)
PIMCO Funds
PIMCO California Intermediate Municipal Bond	0.445	0.00	0.445
PIMCO California Short Duration Municipal Bond	0.33	0.00	0.33
PIMCO Commodities PLUStm Strategy	0.74	0.06	0	.79(10)(11)
PIMCO CommodityRealReturn Strategy	0.74	0.05	0	.79(4)
PIMCO Convertible	0.65	0.00	0.65
PIMCO Developing Local Markets	0.85	0.00	0.85
PIMCO Diversified Income	0.75	0.01	0.76
PIMCO Emerging Local Bond	0.90	0.00	0.90
PIMCO Emerging Markets Bond	0.83	0.01	0.84
PIMCO Emerging Markets and Infrastructure Bond	1.25	0.00	1.25
PIMCO EM Fundamental IndexPLUStm TR Strategy	1.25	0.01	1.26
PIMCO Extended Duration	0.50	0.00	0.50
PIMCO Floating Income	0.55	0.00	0.55
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.50	0.02	0.52
PIMCO Foreign Bond (Unhedged)	0.50	0.01	0.51
PIMCO Fundamental Advantage Total Return Strategy	0.89	0.01	0.90

Prospectus	143

	Annual Underlying Fund Expenses
	(Based on the average daily net assets attributable
Underlying Funds	to a Fund’s Institutional Class shares):
(Allianz Funds, Allianz Multi-Strategy Funds,	Management	Other	Total Fund
PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds)	Fees(1)	Expenses(2)	Operating Expenses

PIMCO Fundamental IndexPLUStm	0.70%	0.03%	0.73%
PIMCO Fundamental IndexPLUStm TR	0.79	0.18	0.97
PIMCO Global Advantage Strategy Bond	0.70	0.00	0.70
PIMCO Global Bond (U.S. Dollar-Hedged)	0.55	0.00	0.55
PIMCO Global Bond (Unhedged)	0.55	0.01	0.56
PIMCO GNMA	0.50	0.00	0.50
PIMCO Government Money Market	0.18	0.01	0	.19(8)
PIMCO High Yield	0.55	0.01	0.56
PIMCO High Yield Municipal Bond	0.55	0.00	0	.54(7)
PIMCO Income	0.45	0.05	0	.45(18)
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.75	0.21	0.96
PIMCO International StocksPLUS® TR Strategy (Unhedged)	0.64	0.01	0.65
PIMCO Investment Grade Corporate Bond	0.50	0.00	0.50
PIMCO Long Duration Total Return	0.50	0.01	0.51
PIMCO Long Term Credit	0.55	0.00	0.55
PIMCO Long Term U.S. Government	0.475	0.02	0.495
PIMCO Low Duration	0.46	0.00	0.46
PIMCO Low Duration II	0.50	0.00	0.50
PIMCO Low Duration III	0.50	0.01	0.51
PIMCO Moderate Duration	0.46	0.01	0.47
PIMCO Money Market	0.32	0.00	0.32
PIMCO Mortgage-Backed Securities	0.50	0.06	0.56
PIMCO Municipal Bond	0.44	0.00	0.44
PIMCO MuniGo	0.40	0.00	0.40
PIMCO New York Municipal Bond	0.445	0.00	0.445
PIMCO Real Return Asset	0.55	0.04	0.59
PIMCO Real Return	0.45	0.03	0.48
PIMCO RealEstate-RealReturn Strategy	0.70	0.24	0.94
PIMCO Short Duration Municipal Income	0.33	0.00	0.33
PIMCO Short-Term	0.45	0.00	0.45
PIMCO Small Cap StocksPLUS® TR	0.69	0.10	0.79
PIMCO StocksPLUS®	0.50	0.04	0.54
PIMCO StocksPLUS® Long Duration	0.59	0.01	0.60
PIMCO StocksPLUS® Total Return	0.64	0.05	0.69
PIMCO StocksPLUS® TR Short Strategy	0.64	0.00	0.64
PIMCO Tax Managed Real Return	0.45	0.00	0.45
PIMCO Total Return	0.46	0.01	0.47
PIMCO Total Return II	0.50	0.03	0.53
PIMCO Total Return III	0.50	0.03	0.53
PIMCO Treasury Money Market	0.18	0.03	0	.18(8)(10)
PIMCO Unconstrained Bond	0.90	0.00	0.90
PIMCO Unconstrained Tax Managed Bond	0.70	0.00	0.70
PIMCO ETF Trust
PIMCO Enhanced Short Maturity Fund	0.35	0.04	0	.35(12)
PIMCO Short Term Municipal Bond Strategy Fund	0.35	0.20	0	.35(12)
PIMCO Intermediate Municipal Bond Strategy Fund	0.35	0.13	0	.35(12)
PIMCO 1-3 Year U.S. Treasury Index Fund	0.15	N/A	0	.09(13)
PIMCO 3-7 Year U.S. Treasury Index Fund	0.15	1.00	0	.15(14)
PIMCO 7-15 Year U.S. Treasury Index Fund	0.15	0.10	0	.15(14)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	0.15	0.05	0	.15(14)
PIMCO 1-5 Year U.S. TIPS Index Fund	0.20	0.01	0	.20(14)
PIMCO Broad U.S. TIPS Index Fund	0.20	0.10	0	.20(14)
PIMCO 15+ U.S. TIPS Index Fund	0.20	0.07	0	.20(14)

 (1) “Management Fees” reflects the combination of investment advisory fees and administrative fees paid by each Allianz Funds and Allianz Multi-Strategy Funds fund to Allianz Global Fund Management and each PIMCO fund to Pacific Investment Management Company LLC (“PIMCO”) under separate agreements during the most recent fiscal year. In return for the administrative fee, Allianz Global Fund Management and PIMCO provide administrative services and also bears the costs of most third-party administrative services required by each fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

 (2) Other Expenses includes expenses (e.g., organizational expenses, interest expenses, acquired funds fees and expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(3) Reflects the effect of a voluntary agreement by the investment adviser to irrevocably waive a portion of its advisory fees through October 31, 2011 which reduces the contractual fee rate by 0.05%.

 (4) The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying

144	Allianz Multi-Strategy Funds

Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

 (5) Reflects the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011 (June 30, 2011 for RCM China Equity Fund and March 31, 2012 for AGIC Focused Opportunity and RCM Redwood Funds), to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, (and, for the New AGIC Funds, Trustees’ expenses) exceed the amount listed under “Fees and Expenses of the Fund” in the Fund’s Fund Summary.

(6) PIMCO has contractually agreed, through October 31, 2011, to reduce its advisory fee by 0.16% of the average daily net assets of the Fund.
(7) Reflects the effect of a contractual agreement by PIMCO to waive, through July 31, 2011, a portion of its advisory fee equal to 0.01% of average daily net assets.
(8) Because the Underlying Fund does not offer Institutional Class shares, the expenses for the Underlying Fund are based upon Class M shares.

 (9) The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.95%, and the Management Fees will be 1.30%.

(10) PIMCO has contractually agreed, through July 31, 2011, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional or Class M shares, as applicable (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit.

(11) PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(12) PIMCO has contractually agreed, through October 31, 2011, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed .0049 (the “Expense Limit”) of the Fund’s average net assets. Under the Expense Limitation Agreement which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed Expense Limit.

(13) PIMCO has contractually agreed, until October 31, 2011, to waive a portion of its management fee equal to .06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

(14) PIMCO has contractually agreed, through October 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed .0049 (the “Expense Limit”) of the Fund’s average net assets. Under the Expense Limitation Agreement which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed Expense Limit.

(15) Reflects the effect of a voluntary agreement by the investment adviser to irrevocably waive a portion of its advisory fees through October 31, 2011 which reduces the contractual fee rate by 0.15%.

(16) Reflects the effect of a voluntary agreement by the investment adviser to irrevocably waive a portion of its advisory fees through October 31, 2011 which reduces the contractual fee rate by 0.10%.

(17) Reflects the effect of a voluntary agreement by investment adviser to irrevocably waive (i) a portion of its advisory fees to the extent Fund assets exceed certain breakpoints and (ii) a portion of its administrative fees which reduces the contractual rate by 0.05%, each through October 31, 2011.

(18) PIMCO has contractually agreed, through July 31, 2011, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.

Potential Conflicts of Interest	AGI Solutions has broad discretion to allocate and reallocate the AGI Solutions Funds’ assets among the Underlying Funds consistent with each AGI Solutions Fund’s investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the AGI Solutions Funds invest. In this regard, the Manager or AGI Solutions may have a financial incentive for the AGI Solutions Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the AGI Solutions Funds’ investment program. Additionally, because the Manager has agreed to waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and AGI Solutions to invest the AGI Solutions Funds’ assets in Underlying Funds and Other Acquired Funds. AGI Solutions and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the AGI Solutions Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the AGI Solutions Funds and any Underlying Funds for which they also act in a similar capacity.

Manager/Sub-Adviser Relationship	Shareholders of each of the AGIC, NFJ and RCM Funds have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with affiliates of the Manager without shareholder approval, unless those affiliates are wholly-owned by Allianz. Because RCM, RCM AP and AGIA are not wholly-owned by Allianz, the Exemptive Order does not currently apply to Funds sub-advised by RCM, RCM AP or

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AGIA. However, the Trust and the Manager may seek further exemptive and no-action relief in order to permit the Trust to rely on the terms of the Exemptive Order.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters	In June and September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID and certain of their affiliates, agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which Allianz Global Fund Management serves as investment manager. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The investment manager settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds formerly sub-advised by PEA. Allianz Global Fund Management, PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid and its affiliates agreed to pay a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. None of these settlements alleged that any inappropriate activity took place with respect to the Funds. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, Allianz Global Fund Management, the Sub-Advisers and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on Allianz Global Fund Management’s, the Sub-Advisers’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, the Sub-Advisers or AGID to perform their respective contracts with respect to the Funds.

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Classes of Shares—Institutional Class, Class P, Administrative Class and Class D Shares

The Trust offers investors Institutional Class, Class P, Administrative Class and Class D shares of the Funds in this Prospectus. The Fund Summaries at the beginning of this Prospectus indicate which classes are offered for each Fund.

Before purchasing shares of the Funds directly, an investor should inquire about the other classes of shares offered by the Trust and particular Funds, some of which are offered in different prospectuses. As described within the applicable prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class, Class P, Administrative Class or Class D shares of the Funds offered in this Prospectus.

Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return.

•   Service and Distribution (12b-1) Fees—Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds that offer Administrative Class shares to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•   Service Fees—Class P Shares. The Trust has adopted an Administrative Services Plan for Class P shares of the Funds. The Plan allows a Fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P shares. Because these fees are paid out of a Fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

•   Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares. Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares indirectly to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting

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business, that may recommend that their clients utilize the Manager’s investment advisory services or invest in the Funds or in other products sponsored by Allianz and its affiliates.

For Class P shares, the Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, for providing certain services with respect to Class P shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Distributor provides similar services to certain Class P shareholders, it may receive service agent fees under the Administrative Services Plan for Class P shares. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agents or other service providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Manager and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

•   12b-1 Plan for Class D Shares. The Funds have adopted a servicing plan for their Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Funds pay to the Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

•   Financial Service Firms—Class D Shares. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Manager or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher). A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This Prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

Payments to Financial Firms	Some or all of the distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. Payments are made to financial firms selected by the Distributor or its affiliates. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among

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other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

Pursuant to arrangements with the Distributor, selected financial service firms provide varying investment products, programs or accounts through which their clients may purchase and redeem Class D shares of the Funds. These firms generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by client accounts, and may arrange with their clients for other investment or administrative services. Financial service firms typically have omnibus accounts and similar arrangements with the Trust and are paid for providing sub-transfer agency and other administrative and shareholder services. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Each Fund may pay for these services directly or indirectly at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by each Fund under the Rule 12b-1 Plan for Class D shares described above) of each Fund’s average daily net assets attributable to its Class D shares and purchased through a particular firm for its clients, although payments with respect to shares in retirement plans are often higher. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers as well as in addition to any amounts described below. These payments may be material to financial service firms relative to other compensation paid by the Funds and/or the Distributor, the Manager and their affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below. The payments described above may be greater or less than amounts paid by the Funds to the Trust’s transfer agents for providing similar services to other accounts. The Distributor and the Manager do not audit the financial service firms to determine whether they are providing the services for which they are receiving such payments.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in series of the Trust and Allianz Funds and 0.03% of the assets invested in series of PIMCO Funds and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Institutional Class, Class P or Administrative Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a

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particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares.

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How to Buy and Sell Shares

Buying Shares— Institutional Class, Class P, and Administrative Class Shares	Investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge. The Statement of Additional Information provides technical information about certain features that are offered exclusively to investors in Institutional Class shares by the Trust.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

With respect to Institutional Class and Administrative Class shares, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

    •   Investment Minimums. The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

    •   Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 or, for investors in Institutional Class shares, to c/o Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services—Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. In order to receive instructions for wire transfer the investor may telephone the Trust at 1-800-498-5413. At that time investors should provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

Additionally, Institutional Class investors may send a check payable to Allianz Global Investors Distributors LLC along with a completed application form to: BFDS, P.O. Box 219024, Kansas City, MO 64121-9024.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Manager.

    •   Additional Investments. An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above. Additionally, for Institutional Class shares, an investor may send a check payable to the Distributor, c/o BFDS at the P.O. Box address noted above.

    •   Other Purchase Information. Purchases of a Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

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The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Classes of shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

    •   Retirement Plans. Institutional Class, Class P, Administrative Class and Class D shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares— Class D Shares	Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms—Class D Shares” above.

Class D shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-426-0107 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums. The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

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A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information. The Funds or the Funds’ distributor may waive the minimum initial investment at their discretion.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ and Underlying Funds’ (for purposes of this section, the “Funds”) investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

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The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name. 2. Date of birth (for individuals). 3. Residential or business street address. 4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Funds are offered for sale only in the U.S., its territories and possessions.

Redemptions of Shares Held Directly with the Trust
    •   Redemptions by Mail. An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

    •   Redemptions by Telephone or Other Wire Communication. An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund

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and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an authorized person, and accompanied by a Medallion signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redemptions of Shares Held Through Intermediaries or Financial Service Firms	You can sell (redeem) shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

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Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Medallion Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

A Medallion signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Minimum Account Size	Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

    •   Institutional Class, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

    •   Class D. Investors should maintain an account balance in Class D shares of each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s Class D shares balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining Class D shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in accounts with the Trust, Allianz Funds, PIMCO Equity Series and PIMCO Funds exceeds $50,000.

Effective April 11, 2011, a shareholder’s Class D account with the Trust and/or Allianz Funds will not be aggregated with the shareholder’s account with the PIMCO Funds or PIMCO Equity Series for purposes of qualifying for an exception to the Minimum Account Size requirement, and vice versa.

Exchange Privilege	Except as provided below or in the applicable Funds’ or series’ prospectus(es), an investor may exchange Institutional Class, Class P, Administrative Class or Class D shares of a Fund for shares of the same class of any other Fund that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a series of Allianz Funds, PIMCO Equity Series or of PIMCO Funds, affiliated mutual funds composed of equity and fixed income portfolios managed by Allianz Global Fund Management and Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

Effective April 11, 2011, the exchange privilege as described above will no longer apply to exchanges of Fund shares for shares of PIMCO Funds or PIMCO Equity Series, and vice versa. On and after April 11, 2011, when Fund shareholders purchase PIMCO Funds or PIMCO Equity Series shares with proceeds from the redemption of Fund shares, and vice versa, such transactions will not be treated as exchanges eligible for sales charge waivers or other arrangements associated with the exchange privilege.

In the case of Institutional Class, Class P and Administrative Class shares, an exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. For Class D shares, please contact your financial service firm to exchange shares and for additional information about the exchange privilege.

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Shares of all classes are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information.

The Trust and the Manager each reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege (other than with respect to exchanges for shares of PIMCO Funds and PIMCO Equity Series, as described above), it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Global Investors Solutions Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective Funds. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

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Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Allianz Fund	At Least Annually	Quarterly	Monthly

Core Allocation, AGIC Convertible and Retirement Income Funds		•

AGIC High Yield Fund			•

All other Funds	•

In addition, each Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

A Fund’s dividend and capital gain distributions with respect to Administrative Class, Class P or Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class D shares, you can choose from the following distribution options:

• Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

    •   Invest all distributions in Class D shares of any other Fund or series of Allianz Funds, PIMCO Equity Series or PIMCO Funds that offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option when your account is established.

        Effective April 11, 2011, Fund shareholders will no longer be permitted to elect to have their Fund distributions automatically reinvested in shares of the same class of any PIMCO Funds or PIMCO Equity Series fund, and vice versa.

Fund shareholders may continue to elect to have distributions invested in the same class of another Fund or series of Allianz Funds. Fund shareholders who currently have elected to have Fund distributions reinvested in shares of PIMCO Funds or PIMCO Equity Series are encouraged to contact the Trust at 1-800-426-0107 or the financial intermediary through which they invest to select another option prior to April 11, 2011. Any Fund shareholder who has elected to reinvest distributions in PIMCO Funds or PIMCO Equity Series and does not select another option prior to April 11, 2011 will have future distributions reinvested into additional shares of the same class of the Fund issuing the distributions, unless and until the Trust is informed otherwise by the shareholder or the shareholder’s financial intermediary.

• Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). You must elect this option when your account is established.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact the Trust at 1-800-498-5413. For Class D shares, you should contact your financial service firm or call the Distributor at 1-800-426-0107.

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Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

•   Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has designated as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Funds meets holding period and other requirements with respect to shares of the Underlying Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

If a Fund distributes capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), and the distributions are supported by the Fund’s current and accumulated earnings and profits (which can occur if losses are carried forward from taxable years beginning on before December 22, 2010), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of capital gains over capital losses realized, in each case, in the current taxable year.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

The Target Funds’ use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Target Funds, and, therefore, could increase the amount of taxes payable by shareholders. See “Taxation—Fund Distributions” in the Statement of Additional Information.

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•   Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

•   A Note on Non-U.S. Investments. A Fund or Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. A Fund or Underlying Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•   Backup Withholding. The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid before January 1, 2013 and is currently scheduled to increase to 31% for amounts paid thereafter.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the Fund Summaries and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Disclosure Relating to AGI Solutions Funds	As each AGI Solutions Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Global Investors Solutions Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each AGI Solutions Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such forwards, options, futures contracts or swap agreements, a AGI Solutions Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the AGI Solutions Funds and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-498-5413 (for the Trust or Allianz Funds), or 1-800-927-4648 (for PIMCO Equity Series, PIMCO ETF Trust or PIMCO Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest

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in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings	The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities	The Funds may invest in foreign (non-U.S.) securities. The Funds (other than the RCM Funds and the Underlying Funds sub-advised by RCM, collectively, for the purpose of this sub-section, referred to as the “RCM Funds”) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). For the RCM Funds, RCM considers non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

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Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities	Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the applicable Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions. The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign

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currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested

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in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked

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bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by a Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the applicable Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or

Prospectus	167

unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

168	Allianz Multi-Strategy Funds

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. The Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	Each Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on practicable terms and may instead seek all of their short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

Prospectus	169

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REITs and Real Estate-Linked Derivatives	The Funds may invest in real estate investment trusts (REITs) or real estate-linked derivative instruments. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs or real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected,

170	Allianz Multi-Strategy Funds

which may lead to reinvestment of assets at lower prevailing interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, certain of the Funds had a portfolio turnover rate in excess of 100% as noted in the Fund Summary of each such Fund. These and other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the AGIC Convertible, AGIC High Yield Bond, NFJ Global Dividend Value, RCM China Equity, RCM Disciplined Equity, RCM Global EcoTrendssm and RCM Global Water Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on

Prospectus	171

the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. The Funds sub-advised by RCM may use Grassrootssm Research in addition to their traditional research activities. Grassrootssm Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

172	Allianz Multi-Strategy Funds

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. In addition, financial highlights for the predecessor funds of certain AGIC Funds that recently reorganized into the Trust are provided in separate tables at the end of this section. The AGIC Focused Opportunity Fund, RCM China Equity Fund and RCM Redwood Fund recently commenced operations and as a result financial highlights are not available for these Funds; financial statements for these Funds are not included in the Trust’s shareholder reports for the periods shown.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The information for the period ended May 31, 2010 is included in the Trust’s semi-annual reports to shareholders, and is unaudited. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

								Ratio of	Ratio of
								Expenses to	Expenses to
								Average	Average	Ratio of Net
	Net Asset		Net Realized		Net Asset		Net Assets	Net Assets	Net Assets	Investment
	Value	Net	and Change	Total from	Value		End	with Fee	without Fee	Income to
For a share outstanding	Beginning	Investment	in Unrealized	Investment	End	Total	of Period	Waiver and	Waiver and	Average	Portfolio
for the period ended:	of Period	Income(a)	Gain(a)	Operations	of Period	Return(b)	(000)	Reimbursement(c)(d)	Reimbursement(c)(d)	Net Assets(c)(d)	Turnover

AGI Solutions 2015:
Class D
5/31/2010†	$18.40	$0.32	$(0.08)	$0.24	$17.84	1.38%	$148	0.50%	5.11%	3.58%	12%
12/29/2008* – 11/30/2009	15.00	0.53	2.87	3.40	18.40	22.67	91	0.50	8.84	3.36	21
Class P
5/31/2010†	18.43	0.36	(0.10)	0.26	17.89	1.48	12	0.30	4.86	4.04	12
12/29/2008* – 11/30/2009	15.00	0.53	2.90	3.43	18.43	22.87	12	0.30	6.52	3.56	21
Institutional Class
5/31/2010†	18.45	0.36	(0.10)	0.26	17.90	1.57	5,058	0.20	4.76	3.99	12
12/29/2008* – 11/30/2009	15.00	0.55	2.90	3.45	18.45	23.00	4,306	0.20	6.42	3.66	21
Administrative Class
5/31/2010†	18.40	0.35	(0.09)	0.26	17.88	1.41	12	0.45	5.01	3.88	12
12/29/2008* – 11/30/2009	15.00	0.51	2.89	3.40	18.40	22.67	12	0.45	6.67	3.41	21
AGI Solutions 2020:
Class D
5/31/2010†	$18.59	$0.29	$(0.14)	$0.15	$17.89	0.80%	$159	0.53%	5.57%	3.21%	10%
12/29/2008* – 11/30/2009	15.00	0.53	3.06	3.59	18.59	23.93	65	0.53	10.35	3.38	25
Class P
5/31/2010†	18.62	0.37	(0.20)	0.17	17.94	0.92	13	0.33	5.32	4.12	10
12/29/2008* – 11/30/2009	15.00	0.54	3.08	3.62	18.62	24.13	13	0.33	6.56	3.58	25
Institutional Class
5/31/2010†	18.64	0.37	(0.19)	0.18	17.95	0.95	4,388	0.23	5.22	4.06	10
12/29/2008* – 11/30/2009	15.00	0.55	3.09	3.64	18.64	24.27	3,654	0.23	6.46	3.68	25
Administrative Class
5/31/2010†	18.60	0.36	(0.21)	0.15	17.92	0.85	13	0.48	5.47	3.97	10
12/29/2008* – 11/30/2009	15.00	0.52	3.08	3.60	18.60	24.00	12	0.48	6.71	3.43	25

†	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

Prospectus	173

Financial Highlights (continued)

								Ratio of	Ratio of
								Expenses to	Expenses to
								Average	Average	Ratio of Net
	Net Asset		Net Realized		Net Asset		Net Assets	Net Assets	Net Assets	Investment
	Value	Net	and Change	Total from	Value		End	with	without	Income to
For a share outstanding	Beginning	Investment	in Unrealized	Investment	End	Total	of Period	Waiver and	Waiver and	Average	Portfolio
for the period ended:	of Period	Income(a)	Gain(a)	Operations	of Period	Return(b)	(000)	Reimbursement(c)(d)	Reimbursement(c)(d)	Net Assets(c)(d)	Turnover

AGI Solutions 2030:
Class D
5/31/2010†	$19.40	$0.27	$(0.22)	$0.05	$18.78	0.16%	$209	0.63%	5.14%	2.86%	17%
12/29/2008* – 11/30/2009	15.00	0.41	3.99	4.40	19.40	29.33	123	0.63	8.98	2.47	11
Class P
5/31/2010†	19.45	0.34	(0.27)	0.07	18.85	0.26	13	0.43	4.89	3.53	17
12/29/2008* – 11/30/2009	15.00	0.41	4.04	4.45	19.45	29.67	13	0.43	6.37	2.67	11
Institutional Class
5/31/2010†	19.47	0.34	(0.27)	0.07	18.86	0.29	4,596	0.33	4.79	3.57	17
12/29/2008* – 11/30/2009	15.00	0.43	4.04	4.47	19.47	29.80	4,163	0.33	6.27	2.77	11
Administrative Class
5/31/2010†	19.43	0.33	(0.28)	0.05	18.84	0.14	13	0.58	5.04	3.38	17
12/29/2008* – 11/30/2009	15.00	0.39	4.04	4.43	19.43	29.53	13	0.58	6.52	2.52	11
AGI Solutions 2040:
Class D
5/31/2010†	$20.05	$0.29	$(0.42)	$(0.13)	$19.31	(0.72)%	$111	0.56%	5.47%	2.90%	23%
12/29/2008* – 11/30/2009	15.00	0.32	4.73	5.05	20.05	33.67	45	0.56	10.43	1.93	13
Class P
5/31/2010†	20.12	0.41	(0.52)	(0.11)	19.38	(0.69)	13	0.36	5.22	4.05	23
12/29/2008* – 11/30/2009	15.00	0.33	4.79	5.12	20.12	34.13	13	0.36	6.43	2.13	13
Institutional Class
5/31/2010†	20.13	0.41	(0.50)	(0.09)	19.39	(0.56)	4,292	0.26	5.12	4.11	23
12/29/2008* – 11/30/2009	15.00	0.35	4.78	5.13	20.13	34.20	4,100	0.26	6.33	2.23	13
Administrative Class
5/31/2010†	20.09	0.39	(0.51)	(0.12)	19.36	(0.75)	13	0.51	5.37	3.89	23
12/29/2008* – 11/30/2009	15.00	0.31	4.78	5.09	20.09	33.93	13	0.51	6.58	1.98	13

†	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

174	Allianz Multi-Strategy Funds

								Ratio of	Ratio of
								Expenses to	Expenses to
								Average	Average	Ratio of Net
	Net Asset		Net Realized		Net Asset		Net Assets	Net Assets	Net Assets	Investment
	Value	Net	and Change	Total from	Value		End	with	without	Income to
For a share outstanding	Beginning	Investment	in Unrealized	Investment	End	Total	of Period	Waiver and	Waiver and	Average	Portfolio
for the period ended:	of Period	Income(a)	Gain(a)	Operations	of Period	Return(b)	(000)	Reimbursement(c)(d)	Reimbursement(c)(d)	Net Assets(c)(d)	Turnover

AGI Solutions 2050:
Class D
5/31/2010†	$20.09	$0.38	$(0.51)	$(0.13)	$19.33	(0.77)%	$121	0.56%	6.15%	3.79%	21%
12/29/2008* – 11/30/2009	15.00	0.32	4.77	5.09	20.09	33.93	91	0.56	11.64	1.91	11
Class P
5/31/2010†	20.14	0.42	(0.53)	(0.11)	19.39	(0.68)	13	0.36	5.90	4.19	21
12/29/2008* – 11/30/2009	15.00	0.33	4.81	5.14	20.14	34.27	14	0.36	7.10	2.11	11
Institutional Class
5/31/2010†	20.16	0.43	(0.53)	(0.10)	19.40	(0.65)	4,020	0.26	5.80	4.27	21
12/29/2008* – 11/30/2009	15.00	0.34	4.82	5.16	20.16	34.40	3,963	0.26	7.00	2.21	11
Administrative Class
5/31/2010†	20.11	0.41	(0.53)	(0.12)	19.37	(0.75)	13	0.51	6.05	4.03	21
12/29/2008* – 11/30/2009	15.00	0.30	4.81	5.11	20.11	34.07	14	0.51	7.25	1.96	11

†	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

Prospectus	175

Financial Highlights (continued)

														Ratio of		Ratio of
														Expenses to		Expenses to		Ratio of Net
	Net Asset		Net Realized		Dividends	Distributions		Total			Net Asset		Net Assets	Average Net		Average Net		Investment
	Value	Net	and Change	Total from	from Net	from Net		Dividends			Value		End	Assets with		Assets without		Income to
For a Share Outstanding	Beginning	Investment	in Unrealized	Investment	Investment	Realized	Return	and	Redemption		End	Total	of Period	Waiver and		Waiver and		Average		Portfolio
for the period ended:	of Period	Income(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	of Capital	Distributions	Fees(a)		of Period	Return(c)	(000)	Reimbursement(d)		Reimbursement(d)		Net Assets(d)		Turnover

AGI Solutions Core Allocation:
Class D
5/31/2010†	$9.83	$0.15	$(0.14)	$0.01	$(0.23)	$—	$—	$(0.23)	$—		$9.61	(0.01)%	$16	0.56	%(e)	1.43	%(e)	3.09	%(e)	30%
7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—	—	(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
5/4/09* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—	(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69
Class P
5/31/2010†	9.84	0.17	(0.15)	0.02	(0.25)	—	—	(0.25)	—		9.61	0.17	1,487	0.36	(e)	1.17	(e)	3.55	(e)	30
7/1/2009** – 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—	—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
5/4/09* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—	(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69
Institutional Class
5/31/2010†	9.77	0.17	(0.14)	0.03	(0.25)	—	—	(0.25)	—		9.55	0.28	34,035	0.26	(e)	1.06	(e)	3.52	(e)	30
7/1/2009** – 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—	—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—	(0.10)	(0.53)	—	(b)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)	(0.14)	(1.44)	—	(b)	10.55	(4.85)	15,564	0.10		0.10		3.04		17
6/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)	—	(1.03)	—	(b)	12.54	15.49	13,155	0.17		0.17		2.64		17
6/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)	—	(0.35)	—	(b)	11.80	9.56	745	0.10		0.10		2.05		6
6/30/2005	10.61	0.32	0.45	0.77	(0.29)	—	—	(0.29)	—		11.09	7.35	909	0.10		0.15		2.93		25
Administrative Class
5/31/2010†	9.83	0.17	(0.15)	0.02	(0.03)	—	—	(0.03)	—		9.82	0.08	12	0.51	(e)	1.30	(e)	3.32	(e)	30
7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—	—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
5/4/09* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—	(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

†	Unaudited.
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

176	Allianz Multi-Strategy Funds

									Ratio of	Ratio of
									Expenses to	Expenses to
									Average	Average	Ratio of Net
	Net Asset		Net Realized		Dividends	Net Asset		Net Assets	Net Assets	Net Assets	Investment
	Value	Net	and Change	Total from	from Net	Value		End	with Fee	without Fee	Income
For a share outstanding	Beginning	Investment	in Unrealized	Investment	Investment	End	Total	of Period	Waiver and	Waiver and	to Average	Portfolio
for the period ended:	of Period	Income(a)	Gain(a)	Operations	Income	of Period	Return(b)	(000)	Reimbursement(c)(d)	Reimbursement(c)(d)	Net Assets(c)(d)	Turnover

AGI Solutions Growth Allocation:
Class D
5/31/2010†	$19.96	$0.40	$(0.54)	$(0.14)	$(0.44)	$19.35	(0.75)%	$14	0.54%	4.87%	3.93%	44%
4/27/2009* – 11/30/2009	15.00	0.17	4.79	4.96	—	19.96	33.07	13	0.54	6.46	1.57	6
Class P
5/31/2010†	19.99	0.42	(0.54)	(0.12)	(0.46)	19.38	(0.66)	13	0.34	4.62	4.20	44
4/27/2009* – 11/30/2009	15.00	0.19	4.80	4.99	—	19.99	33.27	13	0.34	6.31	1.77	6
Institutional Class
5/31/2010†	20.00	0.43	(0.54)	(0.11)	(0.47)	19.39	(0.60)	3,897	0.24	4.52	4.29	44
4/27/2009* – 11/30/2009	15.00	0.20	4.80	5.00	—	20.00	33.33	3,920	0.24	6.21	1.87	6
Administrative Class
5/31/2010†	19.97	0.41	(0.55)	(0.14)	(0.44)	19.36	(0.75)	13	0.49	4.77	4.05	44
4/27/2009* – 11/30/2009	15.00	0.17	4.80	4.97	—	19.97	33.13	13	0.49	6.46	1.62	6
AGI Solutions Retirement Income:
Class D
5/31/2010†	$17.83	$0.33	$(0.11)	$0.22	$(0.38)	$17.50	1.20%	$84	0.52%	5.16%	3.82%	11%
12/29/2008* – 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	17.83	21.93	73	0.52	8.81	3.42	26
Class P
5/31/2010†	17.85	0.34	(0.10)	0.24	(0.52)	17.40	1.30	12	0.32	4.91	3.91	11
12/29/2008* – 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	17.85	22.19	12	0.32	6.06	3.62	26
Institutional Class
5/31/2010†	17.85	0.34	(0.09)	0.25	(0.54)	17.39	1.41	4,162	0.22	4.81	3.93	11
12/29/2008* – 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	17.85	22.30	3,779	0.22	5.96	3.72	26
Administrative Class
5/31/2010†	17.83	0.33	(0.11)	0.22	(0.49)	17.39	1.26	12	0.47	5.06	3.76	11
12/29/2008* – 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	17.83	22.03	12	0.47	6.21	3.47	26

†	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

Prospectus	177

Financial Highlights (continued)

											Ratio of		Ratio of
											Expenses to		Expenses to
											Average		Average		Ratio of Net
	Net Asset	Net	Net Realized		Dividends	Distributions	Total	Net Asset		Net Assets	Net Assets		Net Assets		Investment
	Value	Investment	and Change	Total from	from Net	from Net	Dividends	Value		End	with Fee		without Fee		Income (Loss)
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Realized	and	End	Total	of Period	Waiver/		Waiver/		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	Distributions	of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

AGIC Convertible:
Class D
4/12/2010* – 5/31/2010†	$26.22	$0.08	$(1.39)	$(1.31)	$—	$—	$—	$24.91	(5.00)%	$9	1.07	%(c)	1.08	%(c)	2.35	%(c)	46%
Class P
5/31/2010†	23.92	0.31	0.98	1.29	(0.34)	—	(0.34)	24.87	5.30	111,679	0.96	(c)	0.96	(c)	2.47	(c)	46
4/1/2009** – 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—	(0.36)	23.92	27.85	64,996	1.00	(c)(d)	1.00	(c)	3.34	(c)	84
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)	(0.57)	19.01	(21.30)	20,664	1.03	(d)	1.03		1.86		91
3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)	(0.42)	24.88	3.84	47,773	1.03	(d)	1.03		1.45		98
3/31/2007	24.57	0.45	2.03	2.48	(0.47)	(2.23)	(2.70)	24.35	10.79	39,022	1.02	(d)	1.02		1.89		92
3/31/2006	22.44	0.27	3.45	3.72	(0.55)	(1.04)	(1.59)	24.57	17.15	31,627	1.03	(d)	1.14		1.02		92
3/31/2005	23.11	0.39	0.66	1.05	(0.45)	(1.27)	(1.72)	22.44	4.62	35,397	1.02	(d)	1.10		1.68		102
Institutional Class
5/31/2010†	23.96	0.33	0.99	1.32	(0.36)	—	(0.36)	24.92	5.35	314,642	0.80	(c)	0.80	(c)	2.65	(c)	46
4/1/2009** – 11/30/2009	19.02	0.53	4.78	5.31	(0.37)	—	(0.37)	23.96	28.10	318,393	0.75	(c)(e)	0.75	(c)	3.61	(c)	84
3/31/2009	24.89	0.53	(5.78)	(5.25)	(0.48)	(0.14)	(0.62)	19.02	(21.11)	247,651	0.78	(e)	0.78		2.48		91
3/31/2008	24.37	0.11	0.91	1.02	(0.40)	(0.10)	(0.50)	24.89	4.07	253,227	0.78	(e)	0.78		1.70		98
12/28/2006* – 3/31/2007	23.47	0.12	0.91	1.03	(0.13)	—	(0.13)	24.37	4.39	97,007	0.77	(c)(e)	0.77	(c)	1.97	(c)	92
Administrative Class
4/12/2010* – 5/31/2010†	26.22	0.08	(1.39)	(1.31)	—	—	—	24.91	(5.00)	10	1.00	(c)	1.00	(c)	2.42	(c)	46
AGIC Emerging Growth:
Institutional Class
5/31/2010†	$10.05	$(0.04)	$1.28	$1.24	$—	$—	$—	$11.29	12.34%	$16,879	1.20	%(c)	1.98	%(c)	(0.78	)%(c)	32%
4/1/2009** – 11/30/2009	6.59	(0.03)	3.49	3.46	—	—	—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(f)	(0.53	)(c)	97
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	—	—	6.59	(42.45)	6,591	1.21		1.21	(f)	(0.34)		146
3/31/2008	13.09	(0.06)	(0.70)	(0.76)	—	(0.88)	(0.88)	11.45	(7.01)	7,499	1.21		1.21	(f)	(0.46)		129
3/31/2007	13.90	(0.07)	0.19	0.12	—	(0.93)	(0.93)	13.09	1.30	7,409	1.21		1.21	(f)	(0.54)		148
3/31/2006	9.77	(0.11)	4.25	4.14	—	(0.01)	(0.01)	13.90	42.38	6,721	1.50		1.89	(f)	(1.04)		128
3/31/2005	9.61	(0.07)	0.23	0.16	—	—	—	9.77	1.66	12,043	1.46		1.63	(f)	(0.75)		142

†	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98%, 0.89%, 0.85%, 0.87% and 0.85% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.74%, 0.73%, 0.64% and 0.60% for the period ended November 30, 2009, the years ended March 31, 2009, March 31, 2008 and the period ended March 31, 2007, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90%, 0.72%, 0.72%, 1.17% and 1.06% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

178	Allianz Multi-Strategy Funds

											Ratio of		Ratio of
											Expenses to		Expenses to
											Average		Average		Ratio of Net
	Net Asset		Net Realized		Dividends	Distributions	Total	Net Asset		Net Assets	Net Assets		Net Assets		Investment
	Value	Net	and Change	Total from	from Net	from Net	Dividends	Value		End	with Fee		without Fee		Income
For a share outstanding	Beginning	Investment	in Unrealized	Investment	Investment	Realized	and	End	Total	of Period	Waiver/		Waiver/		to Average		Portfolio
for the period ended:	of Period	Income(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	Distributions	of Period	Return(b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover

AGIC High Yield Bond:
Class D
4/12/2010* – 5/31/2010†	$9.65	$0.34	$(0.54)	$(0.20)	$(0.12)	$—	$(0.12)	$9.33	(2.14)%	$12	1.11	%(c)	1.21	%(c)	3.62	%(c)	72%
Class P
4/12/2010* – 5/31/2010†	9.65	0.36	(0.57)	(0.21)	(0.12)	—	(0.12)	9.32	(2.16)	10	9.60	(c)	0.98	(c)	3.77	(c)	72
Institutional Class
5/31/2010†	9.17	0.39	0.14	0.53	(0.38)	—	(0.38)	9.32	5.80	67,932	6.50	(c)	0.88	(c)	4.08	(c)	72
4/1/2009** – 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—	(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—	(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55
3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)	—	(0.81)	9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81
3/31/2007	10.00	0.73	0.30	1.03	(0.76)	—	(0.76)	10.27	10.76	63,925	0.64		0.64	(d)	7.21		92
3/31/2006	10.04	0.70	0.02	0.72	(0.76)	—	(0.76)	10.00	7.40	81,187	0.64		0.82	(d)	6.70		112
3/31/2005	10.34	0.85	(0.31)	0.54	(0.84)	— (e)	(0.84)	10.04	5.40	131,677	0.63		0.82	(d)	7.82		123
Administrative Class
4/12/2010* – 5/31/2010†	9.65	0.35	(0.56)	(0.21)	(0.12)	—	(0.12)	9.32	(2.18)	10	1.11	(c)	1.13	(c)	3.62	(c)	72

†	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61%, 0.57%, 0.52%, 0.56% and 0.60% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Less than $(0.01) per share.

Prospectus	179

Financial Highlights (continued)

											Ratio of		Ratio of
											Expenses to		Expenses to
											Average		Average		Ratio of Net
	Net Asset	Net	Net Realized		Dividends	Distributions	Total	Net Asset		Net Assets	Net Assets		Net Assets		Investment
	Value	Investment	and Change	Total from	from Net	from Net	Dividends	Value		End	with		without		Income (Loss)
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Realized	and	End	Total	of Period	Waiver and		Waiver and		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	Distributions	of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

AGIC International Growth:
Class D
5/31/2010†	$4.58	$0.02	$(0.36)	$(0.34)	$(0.06)	$—	$(0.06)	$4.18	(7.62)%	$24	1.56	%(c)	2.51	%(c)	0.86	%(c)	79%
2/2/2009* – 11/30/2009	3.40	0.03	1.15	1.18	—	—	—	4.58	34.71	22	1.56	(c)	4.40	(c)	0.69	(c)	133
Class P
5/31/2010†	4.59	0.03	(0.37)	(0.34)	(0.05)	—	(0.05)	4.20	(7.44)	12	1.30	(c)	2.26	(c)	1.13	(c)	79
2/2/2009* – 11/30/2009	3.40	0.04	1.15	1.19	—	—	—	4.59	35.00	14	1.30	(c)	4.25	(c)	0.95	(c)	133
Institutional Class
5/31/2010†	4.60	0.07	(0.41)	(0.34)	(0.06)	—	(0.06)	4.20	(7.41)	85,166	0.98	(c)	2.16	(c)	3.15	(c)	79
11/30/2009	4.98	0.06	0.90	0.96	(0.17)	(1.17)	(1.34)	4.60	29.21	7,458	0.95		3.91		1.30		133
4/1/2008** – 11/30/2008	8.46	0.10	(3.58)	(3.48)	—	—	—	4.98	(41.13)	5,878	1.42		1.42	(d)	1.90		29
3/31/2008	22.35	0.17	3.82	3.99	(0.29)	(17.59)	(17.88)	8.46	11.37	9,496	1.38		1.38	(d)	1.02		113
3/31/2007	22.69	0.07	2.86	2.93	(0.07)	(3.20)	(3.27)	22.35	13.80	15,000	1.41		1.41	(d)	0.30		119
3/31/2006	20.47	0.16	6.05	6.21	—	(3.99)	(3.99)	22.69	33.63	45,889	1.37		1.37	(d)	0.73		167
3/31/2005	19.09	0.08	1.72	1.80	—	(0.42)	(0.42)	20.47	9.49	41,394	1.39		1.39	(d)	0.42		203

†	Unaudited.
*	Commencement of operations.
**	On November 14, 2008, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.12%, 0.99%, 1.14%, 0.99%, 1.08%, 1.19% for the period ended November 30, 2008 and the years ended March 31, 2008, March 31, 2007, March 31, 2006, March 31, 2005 and March 31, 2004, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

180	Allianz Multi-Strategy Funds

											Ratio of		Ratio of
											Expenses to		Expenses to
											Average		Average		Ratio of Net
	Net Asset	Net	Net Realized		Dividends	Distributions	Total	Net Asset		Net Assets	Net Assets		Net Assets		Investment
	Value	Investment	and Change	Total from	from Net	from Net	Dividends	Value		End	with Fee		without Fee		Income (Loss)
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Realized	and	End	Total	of Period	Waiver/		Waiver/		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	Distributions	of Period	Return(b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover

AGIC International Growth Opportunities:
Class D
4/12/2010* – 5/31/2010†	$28.30	$0.08	$(3.76)	$(3.68)	$—	$—	$—	$24.62	(13.00)%	$19	1.66	%(c)	4.41	%(c)	2.39	%(c)	11%
Class P
5/31/2010†	25.86	0.14	(2.22)	(2.08)	—	—	—	23.78	(7.45)	52,868	1.33	(c)	4.20	(c)	1.05	(c)	11
4/1/2009** – 11/30/2009	16.29	0.14	9.43	9.57	—	—	—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(d)	0.90	(c)	64
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)	(4.70)	16.29	(48.16)	39,680	1.44		1.44	(d)	1.14		106
3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)	(20.83)	40.10	2.74	113,239	1.44		1.44	(d)	0.26		86
3/16/2007	49.86	0.05	9.07	9.12	—	(1.62)	(1.62)	57.36	18.71	104,003	1.43		1.43	(d)	0.09		127
3/31/2006	35.01	(0.01)	15.10	15.09	(0.24)	—	(0.24)	49.86	43.34	107,749	1.38		1.38	(d)	(0.02)		168
3/31/2005	29.43	0.32	5.35	5.67	(0.09)	—	(0.09)	35.01	19.28	55,462	1.42		1.42	(d)	1.05		110
Institutional Class
5/31/2010†	26.91	0.27	(2.55)	(2.28)	—	—	—	24.63	(7.42)	53,462	1.27	(c)	3.95	(c)	2.02	(c)	11
4/1/2009** – 11/30/2009	16.93	0.17	9.81	9.98	—	—	—	26.91	58.95	14,224	1.26		1.26	(c)(e)	1.09	(c)	64
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)	(4.70)	16.93	(48.08)	6,828	1.29		1.29	(e)	1.27		106
3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)	(19.91)	41.28	2.90	8,213	1.27		1.27	(e)	0.57		86
3/16/2007	50.01	0.02	9.22	9.24	—	(1.62)	(1.62)	57.63	18.90	73,640	1.28		1.28	(e)	0.05		127
3/31/2006	35.02	0.13	15.06	15.19	(0.20)	—	(0.20)	50.01	43.55	32,565	1.22		1.22	(e)	0.36		168
3/31/2005	29.47	0.38	5.32	5.70	(0.15)	—	(0.15)	35.02	19.40	35,233	1.27		1.27	(e)	1.19		110
Administrative Class
4/12/2010* – 5/31/2010†	28.30	0.09	(3.77)	(3.68)	—	—	—	24.62	(13.00)	9	1.66	(c)	4.31	(c)	2.53	(c)	11

†	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17%, 1.13%, 1.18%, 1.07% and 1.11% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01%, 1.00%, 1.03%, 0.91% and 0.97% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

Prospectus	181

Financial Highlights (continued)

									Ratio of		Ratio of
									Expenses to		Expenses to
									Average		Average		Ratio of Net
	Net Asset		Net Realized		Distributions			Net Assets	Net Assets		Net Assets		Investment
	Value	Net	and Change	Total from	from Net	Net Asset		End	with Fee		without Fee		(Loss) to
For a share outstanding	Beginning	Investment	in Unrealized	Investment	Realized	Value End	Total	of Period	Waiver/		Waiver/		Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Capital Gains	of Period	Return(b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover

AGIC Micro Cap:
Institutional Class
5/31/2010†	$10.44	$(0.08)	$1.65	$1.57	$—	$12.01	15.04%	$61,982	1.56	%(c)	1.61	%(c)	(1.34	)%(c)	62%
4/1/2009** – 11/30/2009	7.58	(0.07)	2.93	2.86	—	10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (g)	7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104
3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)	11.60	(13.25)	60,122	1.58		1.58	(d)	(1.19)		139
3/31/2007	17.43	(0.12)	(0.19)	(0.31)	(1.79)	15.33	(1.35)	84,405	1.58		1.58	(d)	(0.75)		165
3/31/2006	12.83	(0.11)	5.06	4.95	(0.35)	17.43	39.04	78,058	1.57		1.64	(d)	(0.78)		180
3/31/2005	14.69	(0.09)	(1.09)	(1.18)	(0.68)	12.83	(8.17)	69,246	1.56		1.63	(d)	(0.72)		266
AGIC Small to Mid Cap Growth:
Institutional Class
5/31/2010†	$7.98	$(0.02)	$0.72	$0.70	$—	$8.68	8.77%	$2,541	0.95	%(c)	2.00	%(c)	(0.47	)%(c)	30%
4/1/2009** – 11/30/2009	5.42	(0.01)	2.57	2.56	—	7.98	47.23	4,561	0.95	(c)	0.95	(c)(e)	(0.21	)(c)	119
3/31/2009	9.02	(0.03)	(3.57)	(3.60)	—	5.42	(39.91)	3,102	0.97		0.97	(e)	(0.44)		179
7/31/2007* – 3/31/2008	10.00	(0.03)	(0.95)	(0.98)	—	9.02	9.80	4,862	0.95	(c)	0.95	(c)(e)	(0.50	)(c)	105
AGIC Ultra Micro Cap:
Institutional Class
5/31/2010†	$8.93	$(0.10)	$2.43	$2.33	$—	$11.26	26.09%	$2,239	2.28	%(c)	3.79	%(c)	(1.94	)%(c)	60%
4/1/2009** – 11/30/2009	5.78	(0.10)	3.25	3.15	—	8.93	54.50	1,781	2.31	(c)	2.31	(c)(f)	(1.81	)(c)	87
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—	5.78	(37.72)	1,084	2.40		2.40	(f)	(2.05)		109
1/28/2008* – 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—	9.28	(7.20)	886	2.31	(c)	2.31	(c)(f)	(2.10	)(c)	19

†	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, 1.38%, 1.19%, 1.10% and 1.12% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.91%, 0.81% and 0.80% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(g)	Less than $(0.01) per share.

182	Allianz Multi-Strategy Funds

											Ratio of		Ratio of
											Expenses to		Expenses to		Ratio of Net
	Net Asset	Net	Net Realized		Dividends	Distributions	Total	Net Asset		Net Assets	Average Net		Average Net		Investment
	Value	Investment	and Change	Total from	from Net	from Net	Dividends	Value		End	Assets with		Assets without		Income (Loss)
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Realized	and	End	Total	of Period	Waiver and		Waiver and		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	Distributions	of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

NFJ Global Dividend Value:
Class D
5/31/2010†	$18.17	$0.31	$(1.34)	$(1.03)	$(0.37)	$(0.35)	$(0.72)	$16.42	(6.02)%	$163	1.50	%(c)	5.66	%(c)	3.51	%(c)	21%
6/26/09* – 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—	—	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22
Class P
5/31/2010†	18.17	0.29	(1.29)	(1.00)	(0.41)	(0.35)	(0.76)	16.41	(5.87)	12	1.30	(c)	5.41	(c)	3.28	(c)	21
6/26/09* – 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—	—	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22
Institutional Class
5/31/2010†	18.17	0.30	(1.29)	$(0.99)	(0.42)	(0.35)	(0.77)	16.41	(5.81)	2,920	1.20	(c)	5.31	(c)	3.39	(c)	21
6/26/09* – 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—	—	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22
RCM All Horizons:
Class D
5/31/2010†	$12.58	$(0.03)	$(0.85)	$(0.88)	$(0.06)	$—	$—	$11.64	(7.02)%	$8	1.66	%(c)	9.90	%(c)	(0.41	)%(c)	110%
11/30/2009	9.73	0.05	2.82	2.87	(0.02)	—	—	12.58	29.58	10	1.66		17.90		0.48		171
7/15/2008* – 11/30/2008	15.00	0.01	(5.28)	(5.27)	—	—	—	9.73	(35.13)	6	1.66	(c)	9.65	(c)	0.30	(c)	120
Class P
5/31/2010†	12.60	(0.01)	(0.87)	(0.88)	(0.07)	—	—	11.65	(6.99)	8	1.40	(c)	9.65	(c)	(0.13	)(c)	110
11/30/2009	9.74	0.08	2.83	2.91	(0.05)	—	—	12.60	29.97	8	1.40		14.01		0.74		171
7/15/2008* – 11/30/2008	15.00	0.03	(5.29)	(5.26)	—	—	—	9.74	(35.07)	7	1.40	(c)	18.15	(c)	0.56	(c)	120
Institutional Class
5/31/2010†	12.60	— (d)	(0.87)	(0.87)	(0.08)	—	—	11.65	(6.91)	1,610	1.30	(c)	9.55	(c)	(0.03	)(c)	110
11/30/2009	9.75	0.09	2.82	2.91	(0.06)	—	—	12.60	29.96	1,690	1.30		13.91		0.84		171
7/15/2008* – 11/30/2008	15.00	0.03	(5.28)	(5.25)	—	—	—	9.75	(35.00)	1,299	1.30	(c)	18.05	(c)	0.66	(c)	120

†	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

Prospectus	183

Financial Highlights (continued)

														Ratio of		Ratio of
														Expenses to		Expenses to		Ratio of Net
	Net Asset	Net	Net Realized		Dividends	Distributions	Total			Common	Net Asset		Net Assets	Average Net		Average Net		Investment
	Value	Investment	and Change	Total from	from Net	from Net	Dividends			Stock	Value		End	Assets with		Assets without		Income (Loss)
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Realized	and	Redemption		Offering	End	Total	of Period	Waiver and		Waiver and		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	Distributions	Fees(a)(f)		Costs	of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

RCM Disciplined Equity:
Class D
5/31/2010†	$14.57	$0.04	$(0.19)	$(0.15)	$(0.06)	$(0.46)	$(0.52)	$—		$—	$13.90	(1.05)%	$306	1.34	%(c)	2.27	%(c)	0.59	%(c)	16%
11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)	(0.22)	—		—	14.57	40.66	59	1.34		3.98		0.63		34
7/15/2008* – 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—	—	—		—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79	(c)	18
Class P
5/31/2010†	14.60	0.05	(0.18)	(0.13)	(0.06)	(0.46)	(0.52)	—		—	13.95	(0.93)	10	1.08	(c)	2.02	(c)	0.75	(c)	16
11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)	(0.23)	—		—	14.60	41.03	10	1.08		3.73		0.89		34
7/15/2008* – 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—	—	—		—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05	(c)	18
Institutional Class
5/31/2010†	14.60	0.06	(0.18)	(0.12)	(0.07)	(0.46)	(0.53)	—		—	13.95	(0.84)	14,526	0.98	(c)	1.92	(c)	0.88	(c)	16
11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)	(0.24)	—		—	14.60	40.98	11,087	0.98		3.63		0.99		34
7/15/2008* – 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—	—	—		—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15	(c)	18
RCM Global EcoTrendssm:
Class D
5/31/2010†	$20.85	$(0.06)	$(2.99)	$(3.05)	$—	$—	$—	$—		$—	$17.80	(14.63)%	$442	1.79	%(c)	1.80	%(c)	(0.55	)%(c)	24%
11/30/2009	16.34	(0.12)	4.63	4.51	—	—	—	—	(e)	—	20.85	27.60	535	2.14		2.14		(0.60)		39
9/02/2008* – 11/30/2008	31.57	(0.07)	(15.16)	(15.23)	—	—	—	—	(e)	—	16.34	(48.21)	5	1.65	(c)(d)	2.37	(c)(d)	(1.32	)(c)	67
Class P
5/31/2010†	20.91	(0.03)	(3.01)	(3.04)	—	—	—	—		—	17.87	(14.54)	8,153	1.58	(c)	1.60	(c)	(0.31	)(c)	24
11/30/2009	16.36	(0.05)	4.60	4.55	—	—	—	—	(e)	—	20.91	27.81	8,754	1.79		1.79		(0.25)		39
9/02/2008* – 11/30/2008	31.57	(0.04)	(15.17)	(15.21)	—	—	—	—	(e)	—	16.36	(48.18)	97	1.40	(c)(d)	2.12	(c)(d)	(0.97	)(c)	67
Institutional Class
5/31/2010†	20.92	(0.01)	(3.02)	(3.03)	—	—	—	—		—	17.89	(14.48)	31	1.48	(c)	1.50	(c)	(0.08	)(c)	24
11/30/2009	16.36	(0.03)	4.59	4.56	—	—	—	—	(e)	—	20.92	27.87	24	1.69		1.69		(0.15)		39
9/02/2008* – 11/30/2008	31.57	(0.04)	(15.17)	(15.21)	—	—	—	—	(e)	—	16.36	(48.18)	13	1.30	(c)(d)	2.02	(c)(d)	(0.92	)(c)	67

†	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).
(e)	Less than $(0.01) per share.
(f)	Effective May 1, 2009, redemption fees were eliminated.

184	Allianz Multi-Strategy Funds

											Ratio of		Ratio of		Ratio of Net
											Expenses to		Expenses to		Investment
	Net Asset	Net	Net Realized		Dividends			Net Asset		Net Assets	Average Net		Average Net		Income
	Value	Investment	and Change	Total from	from Net			Value		End	Assets with		Assets without		(Loss) to
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Redemption		End	Total	of Period	Waiver and		Waiver and		Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Fees(a)(f)		of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

RCM Global Water:
Class D
5/31/2010†	$7.98	$0.05	$(0.68)	$(0.63)	$(0.01)	$—		$7.34	(7.90)%	$616	1.87	%(c)	2.01	%(c)	1.20	%(c)	22%
11/30/2009	6.27	0.04	1.86	1.90	(0.19)	—	(e)	7.98	31.11	156	2.40		2.40		0.55		47
3/31/2008* – 11/30/2008	10.00	0.21	(3.94)	(3.73)	—	—	(e)	6.27	(37.30)	6	1.60	(c)(d)	2.10	(c)(d)	3.45	(c)	54
Class P
5/31/2010†	7.99	0.04	(0.66)	(0.62)	(0.01)	—		7.36	(7.77)	9,363	1.57	(c)	1.59	(c)	1.07	(c)	22
11/30/2009	6.29	0.08	1.83	1.91	(0.21)	—	(e)	7.99	31.26	12,016	1.78		1.78		1.16		47
3/31/2008* – 11/30/2008	10.00	0.21	(3.92)	(3.71)	—	—	(e)	6.29	(37.10)	8,193	1.35	(c)(d)	1.85	(c)(d)	3.64	(c)	54
Institutional Class
5/31/2010†	7.94	0.05	(0.66)	(0.61)	(0.01)	—		7.32	(7.80)	582	1.47	(c)	1.57	(c)	1.29	(c)	22
11/30/2009	6.29	0.09	1.82	1.91	(0.26)	—	(e)	7.94	31.42	544	1.68		1.68		1.26		47
7/15/2008* – 11/30/2008	9.01	0.07	(2.79)	(2.72)	—	—	(e)	6.29	(30.19)	16	1.25	(c)(d)	1.56	(c)(d)	2.44	(c)	54
RCM International Opportunities:
Class D
5/31/2010+	$12.49	$0.10	$(1.60)	$(1.50)	$(0.06)	$—		$10.93	(12.10)%	$10	1.56	%(c)	2.77	%(c)	1.56	%(c)	12%
11/30/2009	9.22	0.12	3.20	3.32	(0.05)	—		12.49	36.19	11	1.56		10.14		1.16		35
7/15/2008* – 11/30/2008	15.00	0.03	(5.81)	(5.78)	—	—		9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9
Class P
5/31/2010+	12.51	0.11	(1.59)	(1.48)	(0.07)	—		10.96	(11.93)	7	1.30	(c)	2.52	(c)	1.82	(c)	12
11/30/2009	9.23	0.15	3.20	3.35	(0.07)	—		12.51	36.46	9	1.30		4.66		1.42		35
7/15/2008* – 11/30/2008	15.00	0.04	(5.81)	(5.77)	—	—		9.23	(38.47)	7	1.30	(c)	9.39	(c)	0.97	(c)	9
Institutional Class
5/31/2010+	12.52	0.12	(1.60)	(1.48)	(0.08)	—		10.96	(11.92)	11,526	1.20	(c)	2.42	(c)	1.92	(c)	12
11/30/2009	9.24	0.17	3.18	3.35	(0.07)	—		12.52	36.53	12,420	1.20		4.56		1.52		35
7/15/2008* – 11/30/2008	15.00	0.05	(5.81)	(5.76)	—	—		9.24	(38.40)	2,463	1.20	(c)	9.29	(c)	1.07	(c)	9

†	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).
(e)	Less than $0.01 per share.
(f)	Effective May 1, 2009, redemption fees were eliminated.

Prospectus	185

Financial Highlights (continued)

The financial highlights table below is intended to help you understand the financial performance of the Institutional Class shares, and in certain noted cases Class P shares, of the Allianz AGIC Convertible, Allianz AGIC Emerging Growth, Allianz AGIC High Yield Bond, Allianz AGIC International Growth Opportunities, Allianz AGIC Micro Cap, Allianz AGIC Small to Mid Cap Growth, and Allianz AGIC Ultra Micro Cap Funds (together, the “New AGIC Funds”) since the classes of shares were first offered. Certain information reflects financial results for a single Fund share.

The financial information shown below is that of Class I, Class II and Class IV shares of the Nicholas-Applegate U.S. Convertible Fund, the Allianz AGIC Convertible Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. Emerging Growth Fund, the Allianz AGIC Emerging Growth Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. High Yield Bond Fund, the Allianz AGIC High Yield Bond Fund’s predecessor, Class I, Class II and Class III shares of the Nicholas-Applegate International Growth Opportunities Fund, the Allianz AGIC International Growth Opportunities Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. Micro Cap Fund, the Allianz AGIC Micro Cap Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, the Allianz AGIC Small to Mid Cap Growth Fund’s predecessor, and Class I shares of the Nicholas-Applegate U.S. Ultra Micro Cap Fund, the Allianz AGIC Ultra Micro Cap Fund’s predecessor. These predecessor funds (each a “Predecessor Fund” and, together, the “Predecessor Funds”) were reorganized into the New AGIC Funds as noted above on April 12, 2010.

For the Allianz AGIC Convertible Fund, Class I and Class II shares of its Predecessor Fund reorganized into the Allianz AGIC Convertible Fund’s Class P shares. Subsequently, after a series of share class authorization, reclassification and conversion transactions relating to Class P and Institutional Class shares, the Fund’s Class P shares were reclassified as Institutional Class shares in order to restore the predecessor fund’s full performance history to Institutional Class shares. For the Allianz AGIC International Growth Opportunities Fund, Class I shares of its Predecessor Fund reorganized into the Allianz AGIC International Growth Opportunities Fund’s Class P shares. All other classes of Predecessor Funds for which financial information is provided below reorganized into Institutional Class shares of the applicable New AGIC Fund. Other than noted above, the Predecessor Funds did not offer share classes corresponding to the New AGIC Funds’ other Classes of shares during the periods shown.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares (and Class P shares as noted above) of the New AGIC Funds, assuming reinvestment of all dividends and distributions. The performance shown below is better than that which would have been achieved by Classes of shares of the New AGIC Funds other than Institutional Class and Class P, because of higher fees and expenses associated with these other share Classes.

Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, are included in the November 30, 2009 annual report to shareholders of Nicholas-Applegate Institutional Funds. The Predecessor Funds’ financial statements and the report of independent registered public accounting firm thereon are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

186	Allianz Multi-Strategy Funds

For a Class I share outstanding during the period indicated

						Distributions from:									Ratios to Average Net Assets(3)
			Net
			Realized																Expenses
		Net	and				Net								Net			Expenses	Net of	Fund’s
	Net Asset	Investment	Unrealized		Total from	Net	Realized				Net Asset			Net Assets,	Investment		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Income	Gain		Investments	Investment	Capital		Total		Value,	Total		Ending	Income	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	(Loss)(1)	(Loss)		Operations	Income	Gains		Distributions		Ending	Return(2)		(in 000’s)	(Loss)	Expenses	Recoupment	Recoupment	Offset(4)	Rate

U.S. ULTRA MICRO CAP
For the period ended 11/30/09	$5.78	$(0.10)	$3.25		$3.15	$—	$—		$—		$8.93	54.50%		$1,781	(1.81)%	2.31%	—	2.31%	2.22%	87%
For the year ended 03/31/09	9.28	(0.16)	(3.34)		(3.50)	—	—		—		5.78	(37.72)		1,084	(2.05)	2.40	—	2.40	2.31	109
1/28/08 (Commenced) to 03/31/08	10.00	(0.03)	(0.69)		(0.72)	—	—		—		9.28	(7.20	)(6)	886	(2.10)	2.31	—	2.31	2.15	19
U.S. MICRO CAP
For the period ended 11/30/09	$7.58	$(0.07)	$2.93		$2.86	$—	$—		$—		$10.44	37.73%		$53,994	(1.14)%	1.55%	—	1.55%	1.53%	86%
For the year ended 03/31/09	11.60	(0.07)	(3.95)		(4.02)	—	(0.00	)(7)	(0.00	)(7)	7.58	(34.63)		40,178	(0.64)	1.58	—	1.58	0.91	104
For the year ended 03/31/08	15.33	(0.18)	(1.49)		(1.67)	—	(2.06)		(2.06)		11.60	(13.25)		60,122	(1.19)	1.58	—	1.58	1.38	139
For the year ended 03/31/07	17.43	(0.12)	(0.19)		(0.31)	—	(1.79)		(1.79)		15.33	(1.35)		84,405	(0.75)	1.58	—	1.58	1.19	165
For the year ended 03/31/06	12.83	(0.11)	5.06		4.95	—	(0.35)		(0.35)		17.43	39.04		78,058	(0.78)	1.64	(0.07)%	1.57	1.10	180
For the year ended 03/31/05	14.69	(0.09)	(1.09)		(1.18)	—	(0.68)		(0.68)		12.83	(8.17)		69,246	(0.72)	1.63	(0.07)	1.56	1.12	266
U.S. EMERGING GROWTH
For the period ended 11/30/09	$6.59	$(0.03)	$3.49		$3.46	$—	$—		$—		$10.05	52.50%		$13,942	(0.53)%	1.18%	—	1.18%	1.16%	97%
For the year ended 03/31/09	11.45	(0.04)	(4.82	)(5)	(4.86)	—	—		—		6.59	(42.45)		6,591	(0.34)	1.21	—	1.21	0.90	146
For the year ended 03/31/08	13.09	(0.06)	(0.70	)(5)	(0.76)	—	(0.88)		(0.88)		11.45	(7.01)		7,499	(0.46)	1.21	—	1.21	0.72	129
For the year ended 03/31/07	13.90	(0.07)	0.19	(5)	0.12	—	(0.93)		(0.93)		13.09	1.30		7,409	(0.54)	1.21	—	1.21	0.72	148
For the year ended 03/31/06	9.77	(0.11)	4.25		4.14	—	(0.01)		(0.01)		13.90	42.38		6,721	(1.04)	1.89	(0.39)%	1.50	1.17	128
For the year ended 03/31/05	9.61	(0.07)	0.23		0.16	—	—		—		9.77	1.66		12,043	(0.75)	1.63	(0.17)	1.46	1.06	142
U.S. SMALL TO MID CAP GROWTH
For the period ended 11/30/09	$5.42	$(0.01)	$2.57		$2.56	$—	$—		$—		$7.98	47.23%		$4,561	(0.21)%	0.95%	—	0.95%	0.91%	119%
For the year ended 03/31/09	9.02	(0.03)	(3.57)		(3.60)	—	—		—		5.42	(39.91)		3,102	(0.44)	0.97	—	0.97	0.81	179
7/31/07 (Commenced) to 03/31/08	10.00	(0.03)	(0.95)		(0.98)	—	—		—		9.02	(9.80	)(6)	4,862	(0.50)	0.95	—	0.95	0.80	105
U.S. CONVERTIBLE
For the period ended 11/30/09	$19.01	$0.50	$4.77		$5.27	$(0.36)	$—		$(0.36)		$23.92	27.85%		$64,996	3.34%	1.00%	—	1.00%	0.99%	84%
For the year ended 03/31/09	24.88	0.43	(5.73	)(5)	(5.30)	(0.43)	(0.14)		(0.57)		19.01	(21.30)		20,664	1.86	1.03	—	1.03	0.98	91
For the year ended 03/31/08	24.35	0.37	0.58		0.95	(0.32)	(0.10)		(0.42)		24.88	3.84		47,773	1.45	1.03	—	1.03	0.89	98
For the year ended 03/31/07	24.57	0.45	2.03		2.48	(0.47)	(2.23)		(2.70)		24.35	10.79		39,022	1.89	1.02	—	1.02	0.85	92
For the year ended 03/31/06	22.44	0.27	3.45		3.72	(0.55)	(1.04)		(1.59)		24.57	17.15		31,627	1.02	1.14	(0.11)%	1.03	0.87	92
For the year ended 03/31/05	23.11	0.39	0.66		1.05	(0.45)	(1.27)		(1.72)		22.44	4.62		35,397	1.68	1.10	(0.08)	1.02	0.85	102

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Includes litigation proceeds of approximately $0.03 per share for the U.S. Micro Cap Fund during the fiscal year ended 2009, and $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively. For the U.S. Convertible Fund during the fiscal year ended 2009, litigation proceeds were less than $0.01 per share. The U.S. Emerging Growth Fund received $28,454 from a security litigation settlement for the fiscal year ended 2007 which is reflected in realized gains. The event had a $0.05 per share impact to the fund.
(6)	Inception to date return.
(7)	Less than one penny per share.

Prospectus	187

Financial Highlights (continued)

For a Class I share outstanding during the period indicated

					Distributions from:							Ratios to Average Net Assets(3)
			Net
			Realized													Expenses
		Net	and			Net						Net			Expenses	Net of	Fund’s
	Net Asset	Investment	Unrealized	Total from	Net	Realized			Net Asset		Net Assets,	Investment		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Income	Gain	Investments	Investment	Capital		Total	Value,	Total	Ending	Income	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	(Loss)(1)	(Loss)	Operations	Income	Gains		Distributions	Ending	Return(2)	(in 000’s)	(Loss)	Expenses	Recoupment	Recoupment	Offset(4)	Rate

INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.29	$0.14	$9.43	$9.57	$—	$—		$—	$25.86	58.75%	$66,137	0.90%	1.41%	—	1.41%	1.41%	64%
For the year ended 03/31/09	40.10	0.33	(19.44)	(19.11)	—	(4.70)		(4.70)	16.29	(48.16)	39,680	1.14	1.44	—	1.44	1.17	106
For the year ended 03/31/08	57.36	0.14	3.43	3.57	(1.26)	(19.56)		(20.83)	40.10	2.74	113,239	0.26	1.44	—	1.44	1.13	86
For the year ended 03/31/07	49.86	0.05	9.07	9.12	—	(1.62)		(1.62)	57.36	18.71	104,003	0.09	1.43	—	1.43	1.18	127
For the year ended 03/31/06	35.01	(0.01)	15.10	15.09	(0.24)	—		(0.24)	49.86	43.34	107,749	(0.02)	1.38	0.00%	1.38	1.07	168
For the year ended 03/31/05	29.43	0.32	5.35	5.67	(0.09)	—		(0.09)	35.01	19.28	55,462	1.05	1.42	0.00	1.42	1.11	110
U.S. HIGH YIELD BOND
For the period ended 11/30/09	$7.40	$0.52	$1.77	$2.29	$(0.52)	$—		$(0.52)	$9.17	31.50%	$69,667	9.08%	0.61%	—	0.61%	0.61%	120%
For the year ended 03/31/09	9.36	0.71	(1.90)	(1.19)	(0.77)	—		(0.77)	7.40	(13.01)	49,233	8.56	0.64	—	0.64	0.61	55
For the year ended 03/31/08	10.27	0.76	(0.86)	(0.10)	(0.81)	—		(0.81)	9.36	(1.06)	50,271	7.66	0.63	—	0.63	0.57	81
For the year ended 03/31/07	10.00	0.73	0.30	1.03	(0.76)	—		(0.76)	10.27	10.76	63,925	7.21	0.64	—	0.64	0.52 (6)	92
For the year ended 03/31/06	10.04	0.70	0.02	0.72	(0.76)	—		(0.76)	10.00	7.40	81,187	6.70	0.82	(0.18)%	0.64	0.56	112
For the year ended 03/31/05	10.34	0.85	(0.31)	0.54	(0.84)	(0.00	)(5)	(0.84)	10.04	5.40	131,677	7.82	0.82	(0.19)	0.63	0.60	123

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Less than one penny per share.
(6)	For the year ended March 31, 2007, ratios do not include one time expense credit. Had this credit been included, the expense ratios would have been decreased by 0.07%.

188	Allianz Multi-Strategy Funds

For a Class II share outstanding during the period indicated

						Distributions from:						Ratios to Average Net Assets(3)
			Net
			Realized													Expenses
			and				Net				Net				Expenses	Net of	Fund’s
	Net Asset	Net	Unrealized		Total from	Net	Realized		Net Asset		Assets,	Net		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Investment	Gain		Investments	Investment	Capital	Total	Value,	Total	Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	Income(1)	(Loss)		Operations	Income	Gains	Distributions	Ending	Return(2)	(in 000’s)	Income	Expenses	Recoupment	Recoupment	Offset(4)	Rate

U.S. CONVERTIBLE
For the period ended 11/30/09	$19.02	$0.51	$4.78		$5.29	$(0.36)	$—	$(0.36)	$23.95	27.95%	$37,823	3.46%	0.90%	—	0.90%	0.89%	84%
For the year ended 03/31/09	24.88	0.53	(5.80	)(5)	(5.27)	(0.45)	(0.14)	(0.59)	19.02	(21.21)	29,568	2.51	0.93	—	0.93	0.88	91
For the year ended 03/31/08	24.36	0.41	0.56		0.97	(0.35)	(0.10)	(0.45)	24.88	3.91	9,103	1.58	0.93	—	0.93	0.79	98
For the year ended 03/31/07	24.58	0.47	2.04		2.51	(0.50)	(2.23)	(2.73)	24.36	10.92	7,880	2.05	0.92	—	0.92	0.75	92
9/30/05 (Commenced) to 03/31/06	23.97	0.30 (1)	1.63		1.93	(0.28)	(1.04)	(1.32)	24.58	8.47 (6)	3,634	2.26	1.01	(0.09)%	0.92	0.77	92
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.93	$0.17	$9.81		$9.98	$—	$—	$—	$26.91	58.95%	$14,224	1.09%	1.26%	—	1.26%	1.26%	64%
For the year ended 03/31/09	41.28	0.34	(19.99)		(19.65)	—	(4.70)	(4.70)	16.93	(48.08)	6,828	1.27	1.29	—	1.29	1.01	106
For the year ended 03/31/08	57.63	0.39	3.17		3.56	(0.35)	(19.56)	(19.91)	41.28	2.90	8,213	0.57	1.27	—	1.27	1.00	86
For the year ended 03/31/07	50.01	0.02	9.22		9.24	—	(1.62)	(1.62)	57.63	18.90	73,640	0.05	1.28	—	1.28	1.03	127
For the year ended 03/31/06	35.02	0.13	15.06		15.19	(0.20)	—	(0.20)	50.01	43.55	32,565	0.36	1.22	(0.00)%	1.22	0.91	168
For the year ended 03/31/05	29.47	0.38	5.32		5.70	(0.15)	—	(0.15)	35.02	19.40	35,233	1.19	1.27	(0.00)	1.27	0.97	110

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Includes litigation proceeds for the U.S. Convertible Fund of less than $0.01 per share, for the fiscal year ended 2009, litigation proceeds were less than $0.01 per share.
(6)	Inception to date return.

Prospectus	189

Financial Highlights (continued)

For a Class III share outstanding during the period indicated

					Distributions from:							Ratios to Average Net Assets(3)
Net
			Realized													Expenses
			and												Expenses	Net of	Fund’s
	Net Asset	Net	Unrealized	Total from	Net	Net		Net Asset			Net Assets,	Net		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Investment	Gain	Investments	Investment	Realized	Total	Value,	Total		Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	Income(1)	(Loss)	Operations	Income	Capital Gains	Distributions	Ending	Return(2)		(in 000’s)	Income	Expenses	Recoupment	Recoupment	Offset(4)	Rate

INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.94	$0.16	$9.83	$9.99	$—	$—	$—	$26.94	59.03%		$36,342	0.99%	1.20%	—	1.20%	1.20%	64%
9/08/08 (Commenced) to 03/31/09	34.51	0.08	(12.95)	(12.87)	—	(4.70)	(4.70)	16.94	(36.92	)(5)	16,274	0.68	1.24	—	1.24	1.04	106

For a Class IV share outstanding during the period indicated

					Distributions from:						Ratios to Average Net Assets(3)
			Net
			Realized												Expenses
			and											Expenses	Net of	Fund’s
	Net Asset	Net	Unrealized	Total from	Net	Net		Net Asset		Net Assets,	Net		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Investment	Gain	Investments	Investment	Realized	Total	Value,	Total	Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	Income(1)	(Loss)	Operations	Income	Capital Gains	Distributions	Ending	Return(2)	(in 000’s)	Income	Expenses	Recoupment	Recoupment	Offset(4)	Rate

U.S. CONVERTIBLE
For the period ended 11/30/09	$19.02	$0.53	$4.78	$5.31	$(0.37)	$—	$(0.37)	$23.96	28.10%	$318,393	3.61%	0.75%	—	0.75%	0.74%	84%
For the year ended 03/31/09	24.89	0.53	(5.78)	(5.25)	(0.48)	(0.14)	(0.62)	19.02	(21.11)	247,651	2.48	0.78	—	0.78	0.73	91
For the year ended 03/31/08	24.37	0.11	0.91	1.02	(0.39)	(0.10)	(0.50)	24.89	4.07	253,227	1.70	0.78	—	0.78	0.64	98
12/28/06 (Commenced) to 03/31/07	23.47	0.12	0.91	1.03	(0.13)	—	(0.13)	24.37	4.39 (5)	97,007	1.97	0.77	— (6)	0.77	0.60	92

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Inception to date return.
(6)	The expense reimbursement was terminated on January 23, 2006.

190	Allianz Multi-Strategy Funds

Additional Performance Information

As noted in the Fund Summaries above, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance (for certain recently-established Funds, once such performance becomes available). The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used (or will be used) in each Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Index Descriptions.	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.

The Dow Jones Real Return Target Date, Dow Jones Real Return 2015, Dow Jones Real Return 2020, Dow Jones Real Return 2030, Dow Jones Real Return 2040, Dow Jones Real Return 40+ and Dow Jones Real Return Today Indices are each a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index.

The FTSE ET50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies. It is not possible to invest directly in an index.

The Merrill Lynch 91 Day T-Bill Index tracks the performance of the 3-month U.S. Treasury Market.

The Merrill Lynch All Convertibles All Quantities Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of more than $25 million. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock. It is not possible to invest directly in an index.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.

The Morgan Stanley Capital International All Country World (“MSCI ACWI”) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009, the MSCI ACWI consisted of 45 country indices comprising 23 developed and 22 emerging market country indices. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Morgan Stanley Capital International (“MSCI”) China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. Dollar adjusted basis. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

Prospectus	191

The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth sales. It is not possible to invest directly in the index.

The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. In includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The S&P 500 Index is an unmanaged market generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

The S&P Developed Ex-US Small Cap Growth Index covers those small capitalization companies in each country that exhibit the characteristics of growth.

Lipper Average Descriptions.	The Lipper China Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that includes funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region (China, Taiwan and Hong Kong) or in a single country within this region. It does not take into account sales charges.

The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

The Lipper Equity Market-Neutral Funds Average is a total return performance average of funds tracked by Lipper that, by portfolio practice, seek to employ strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Global Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). It does not take into account sales charges.

The Lipper Global Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to their large-cap-specific subset of the S&P/Citigroup World BMI. It does not take into account sales charges.

The Lipper High Current Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. It does not take into account sales charges.

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. It does not take into account sales charges.

The Lipper International Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside

192	Allianz Multi-Strategy Funds

of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper International Small/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2015 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2011, to December 31, 2015. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2020 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2030 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2040 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2050+ Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

Share Class Performance	Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

Prospectus	193

For Funds listed in the table below, Institutional Class, Class P, Class D and Administrative Class total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class). The adjusted performance also reflects the higher Fund operating expenses applicable to Class P, Administrative Class and Class D shares. These include 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

The following table sets forth the inception dates of the classes of shares of the Core Allocation Fund. The Core Allocation Fund reorganized on May 4, 2009, when AGI Solutions Multi-Style Fund (the “Predecessor Fund”) merged into the Core Allocation Fund by transferring substantially all of its assets and liabilities to the Core Allocation Fund in exchange for shares of the Core Allocation Fund. For periods prior to May 4, 2009, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Predecessor Fund. The performance information for periods prior to May 4, 2009 reflects the performance and fee arrangements of the Fund’s predecessor, revised to reflect the current fee structure of the applicable class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class P, Administrative Class and Class D shares. These include 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
Core Allocation Fund	9/30/1998	Institutional	4/20/2009

		P	4/20/2009

		Administrative	4/20/2009

		D	4/20/2009

The following table sets forth the inception dates of the classes of shares of Allianz RCM Global EcoTrendssm Fund. The Fund reorganized on September 2, 2008, when the Allianz RCM Global EcoTrendssm Fund, a continuously offered closed-end “interval” fund by the same name (the “Predecessor Fund”), reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Class A shares of the Fund. For periods prior to September 2, 2008, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Predecessor Fund. The performance information for periods prior to September 2, 2008 reflects the performance and fee arrangements of the Fund’s predecessor, revised to reflect the current fee structure of the applicable class. The performance information for periods prior to September 2, 2008 reflects the performance and fee arrangement of the Fund’s predecessors, revised to reflect the current fee structure of the applicable class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class P, Administrative Class and Class D shares. These include 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
RCM Global EcoTrendsSM Fund	1/31/2007	Institutional	9/2/2008

		P	9/2/2008

		D	9/2/2008

The following table sets forth the inception dates of the classes of shares of the Allianz AGIC Funds. For the Funds listed in the following table, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Fund. The AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010, and the AGIC International Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization as a Fund of the Trust on February 2, 2009. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class P (except for AGIC Convertible and AGIC International Growth Opportunities Funds), Administrative Class or Class D shares. For periods prior to the “Inception Date” of a

194	Allianz Multi-Strategy Funds

particular class of the AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds, total return presentations in the Fund Summaries for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible, Nicholas-Applegate U.S. Emerging Growth, Nicholas-Applegate U.S. High Yield Bond, Nicholas-Applegate International Growth, Nicholas-Applegate U.S. Small to Mid Cap Growth, Nicholas-Applegate U.S. Micro Cap and Nicholas-Applegate U.S. Ultra Micro Cap Funds, respectively. For periods prior to the “Inception Date” of a particular class of the AGIC International Growth Opportunities Fund, total return presentations in the Fund’s Fund Summary are based on the historical performance of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
AGIC Convertible Fund	4/19/1993	Institutional	4/12/2010

		P	6/7/2010

		Administrative	4/12/2010

		D	4/12/2010

AGIC Emerging Growth Fund	10/1/1993	Institutional	4/12/2010

		P	12/20/2010

		D	12/20/2010

AGIC High Yield Bond Fund	7/31/1996	Institutional	4/12/2010

		P	4/12/2010

		Administrative	4/12/2010

		D	4/12/2010

AGIC International Growth Fund	12/27/1996	Institutional	2/2/2009

		P	2/2/2009

		D	2/2/2009

AGIC International Growth Opportunities Fund	12/31/1997	Institutional	4/12/2010

		P	4/12/2010

		Administrative	4/12/2010

		D	4/12/2010

AGIC Micro Cap Fund	7/12/1995	Institutional	4/12/2010

		P	12/27/2010

AGIC Small to Mid Cap Growth Fund	10/1/1993	Institutional	4/12/2010

AGIC Ultra Micro Cap Fund	1/28/2008	Institutional	4/12/2010

		P	12/27/2010

Prospectus	195

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196	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Funds	INVESTMENT MANAGER
Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS
Allianz Global Investors Advisory GmbH, Allianz Global Investors Capital LLC, Allianz Global Investors Solutions LLC, NFJ Investment Group LLC, RCM Asia Pacific Limited, RCM Capital Management LLC

DISTRIBUTOR
Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT
Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 500 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds, Allianz Funds, PIMCO Equity Series or PIMCO Funds call 1-800-498-5413 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus.

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167	AZ839I_122810

Filed Pursuant to Rule 497(c)
File Nos. 333-148624 and 811-22167

April 1, 2010 (as revised December 27, 2010)
Share Classes      Class A    Class B    Class C    Class R

Allianz Multi-Strategy Funds Prospectus

Allianz Global Investors Solutions 2015 Fund
Class A	AZGAX
Class C	AZGCX
Class R	AZGRX

Allianz Global Investors Solutions 2020 Fund
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX

Allianz Global Investors Solutions 2030 Fund
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX

Allianz Global Investors Solutions 2040 Fund
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX

Allianz Global Investors Solutions 2050 Fund
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX

Allianz Global Investors Solutions Retirement Income Fund
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX

Allianz Global Investors Solutions Growth Allocation Fund
Class A	ASGAX
Class C	ASACX
Class R	ASFRX

Allianz Global Investors Solutions Core Allocation Fund
Class A	PALAX
Class B	PALBX
Class C	PALCX
Class R	AGARX

Allianz AGIC Convertible Fund*
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX

Allianz AGIC Emerging Growth Fund*
Class A	AEGAX
Class C	AEGCX
Class R	AEGRX

Allianz AGIC Focused Opportunity Fund
Class A	AFOAX

Allianz AGIC International Growth Fund*
Class A	AIFAX
Class C	AIGCX
Class R	ANGRX

Allianz AGIC High Yield Bond Fund*
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX

Allianz AGIC International Growth Opportunities Fund*
Class A	AOPAX
Class C	AOPCX
Class R	ALORX

Allianz NFJ Global Dividend Value Fund
Class A	ANUAX
Class C	ANUCX

Allianz RCM All Horizons Fund
Class A	ARHAX
Class C	ARHCX

Allianz RCM China Equity Fund
Class A	ALQAX
Class C	ALQCX

Allianz RCM Disciplined Equity Fund
Class A	ARDAX
Class C	ARDCX

Allianz RCM Global EcoTrendssm Fund
Class A	AECOX
Class C	AECCX

Allianz RCM Global Water Fund
Class A	AWTAX
Class C	AWTCX

Allianz RCM International Opportunities Fund
Class A	ARIAX
Class C	ARICX

Allianz RCM Redwood Fund
Class A	ARRAX
Class C	ARRCX

*	On August 25, 2010, in connection with the novation of the Portfolio Management Agreement between Nicholas-Applegate Capital Management LLC and Allianz Global Investors Fund Management LLC, Allianz Global Investors Capital LLC (“AGIC”) became the investment sub-adviser to the noted Fund and, as such, “NACM” was replaced by “AGIC” in such Fund’s name. See page 1 of the Trust’s Statement of Additional Information for more information.

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Allianz Multi-Strategy Funds Prospectus

The Prospectus explains what you should know about each Fund (together “Funds”) of Allianz Funds Multi-Strategy Trust (the “Trust”) before you invest. Please read it carefully.

Allianz AGIC Convertible Fund

Investment Objective	The Fund seeks maximum total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Distribution		Total Annual
	Management	and/or Service	Other	Fund Operating
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses

Class A	0.57%	0.25%	0.19%	1.01%

Class C	0.57	1.00	0.19	1.76

Class R	0.57	0.50	0.19	1.26

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$647	$854	$1,077	$1,718	$647	$854	$1,077	$1,718

Class C	279	554	954	2,073	179	554	954	2,073

Class R	128	400	692	1,523	128	400	692	1,523

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Convertible Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 84% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and

Prospectus	1

Allianz AGIC Convertible Fund (continued)

quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers seek to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks (Convertible Securities Risk). Convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default (High Yield Risk, Interest Rate Risk, Credit Risk). A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics (Call Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). The lack of an active market for investments may cause delay in disposition or force a sale below fair value (Liquidity Risk). Other principal risks include: Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

2	Allianz Multi-Strategy Funds

Allianz AGIC Convertible Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	14.92%

Lowest 10/01/2008–12/31/2008	-14.96%

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(4/19/93)

Class A — Before Taxes	29.73%	5.10%	2.33%	9.72%

Class A — After Taxes on Distributions	28.36%	3.87%	0.75%	7.60%

Class A — After Taxes on Distributions and Sale of Fund Shares	19.22%	3.84%	1.07%	7.29%

Class C	35.27%	5.51%	2.14%	9.27%

Class R	36.95%	6.03%	2.65%	9.82%

Merrill Lynch All Convertibles All Qualities Index	49.13%	2.69%	2.27%	7.71%

Lipper Convertible Securities Funds Average	41.09%	2.53%	3.33%	7.60%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Douglas G. Forsyth, CFA, Managing Director and Member of the Executive Committee at AGIC, has managed the Fund and the Nicholas-Applegate U.S. Convertible Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1993.

Justin Kass, Managing Director at AGIC, has managed the Fund and the Nicholas-Applegate U.S. Convertible Fund, the Fund’s predecessor, since 2003.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	3

Allianz AGIC Convertible Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Allianz Multi-Strategy Funds

Allianz AGIC Emerging Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	0.90%	0.25%	1.20%	2.35%	(0.85)%	1.50%

Class C	0.90	1.00	1.20	3.10	(0.85)	2.25

Class R	0.90	0.50	1.20	2.60	(0.85)	1.75

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s fiscal year ending November 30, 2011 and include expenses relating to the creation and offering of new share classes of the Fund.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2012 to the extent that Total Annual Fund Operating Expenses, including payment of organizational and/or offering expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.75% for Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$694	$1,152	$1,636	$2,965	$694	$1,152	$1,636	$2,965

Class C	328	863	1,523	3,291	228	863	1,523	3,291

Class R	178	713	1,275	2,807	178	713	1,275	2,807

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Emerging Growth Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 97% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $39 million and $2.5 billion as of June 30, 2010). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising

Prospectus	5

Allianz AGIC Emerging Growth Fund (continued)

expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are not offered in this prospectus. This is because the Fund’s Class A, Class C and Class R shares were not outstanding during the periods shown. Class A, Class C and Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzinvestors.com for more current performance information.

6	Allianz Multi-Strategy Funds

Allianz AGIC Emerging Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	28.68%

Lowest 10/01/2008–12/31/2008	-28.63%

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(10/1/93)

Institutional Class — Before Taxes	44.33%	4.04%	-2.78%	6.22%

Institutional Class — After Taxes on Distributions	44.33%	3.63%	-3.95%	4.34%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	28.81%	3.53%	-2.80%	4.48%

Class A	35.91%	2.51%	-3.66%	5.48%

Class C	41.75%	2.90%	-3.84%	5.06%

Class R	43.47%	3.42%	-3.36%	5.58%

Russell 2000 Growth Index	34.47%	0.87%	-1.37%	3.33%

Lipper Small-Cap Growth Funds Average	36.36%	0.28%	-0.18%	6.56%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
K. Mathew Axline, CFA, Senior Vice President of AGIC, has managed the Fund since 2010.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Emerging Growth Fund, the Fund’s predecessor, since 2007.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Emerging Growth Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1993.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	7

Allianz AGIC Emerging Growth Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8	Allianz Multi-Strategy Funds

Allianz AGIC Focused Opportunity Fund

Investment Objective	The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Total Annual
Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	0.80%	0.25%	2.26%	3.31%	(1.86)%	1.45%

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2011 and include organizational expenses.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2012 to the extent that Total Annual Fund Operating Expenses, including payment of organizational and offering expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Class A shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Class A	$689	$1,193

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations typically between $500 million and $15 billion. The portfolio managers use a bottom-up, fundamental analysis of small- to mid-capitalization companies, and consider “growth” companies to include companies that they believe to have above-average growth prospects. The portfolio managers consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. The portfolio managers search for companies with sustainable growth, reasonable valuation, potential earnings surprise and an acceptable cash flow. The investment process includes both quantitative and qualitative analysis, and portfolio managers generate investment ideas from numerous sources. The portfolio managers determine relative position sizes for the Fund’s holdings based upon potential upside performance, downside risk, sector exposure and overall conviction in the company. The portfolio managers seek to diversify the portfolio among different industries, sectors, market capitalizations and growth characteristics. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although

Prospectus	9

Allianz AGIC Focused Opportunity Fund (continued)

the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Non-U.S. Investment Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, and non-U.S. securities values may also fluctuate with currency exchange rates); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Michael Corelli, Portfolio Manager, Managing Director, has managed the Fund since its inception in 2010 and is the Lead Portfolio Manager.

Eric Sartorius, Portfolio Manager, Senior Vice President of AGIC and senior research analyst for AGIC’s Small Cap Growth and SMID Cap Growth Focus strategies, has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund

Investment Objective	The Fund seeks a high level of current income and capital growth.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	0.48%	0.25%	0.42%	1.15%	(0.03)%	1.12%

Class C	0.48	1.00	0.42	1.90	(0.03)	1.87

Class R	0.48	0.50	0.42	1.40	(0.03)	1.37

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.08% for Class A shares, 1.83% for Class C shares and 1.33% for Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$658	$888	$1,137	$1,848	$658	$888	$1,137	$1,848

Class C	290	590	1,015	2,200	190	590	1,015	2,200

Class R	139	436	754	1,657	139	436	754	1,657

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. High Yield Bond Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 120% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the

Prospectus	11

Allianz AGIC High Yield Bond Fund (continued)

highest visibility of future expected operating performance. The portfolio managers look for the following in its high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default (High Yield Risk, Interest Rate Risk, Credit Risk). The lack of an active market for investments may cause delay in disposition or force a sale below fair value (Liquidity Risk). Other principal risks include: Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Smaller Company Risk (Securities issued by smaller companies may be more volatile and present increased liquidity risk); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

12	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	14.91%

Lowest 10/01/2008–12/31/2008	-15.59%

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(7/31/96)

Class A — Before Taxes	36.95%	4.70%	5.18%	7.14%

Class A — After Taxes on Distributions	32.62%	1.71%	1.89%	3.27%

Class A — After Taxes on Distributions and Sale of Fund Shares	23.61%	2.18%	2.32%	3.61%

Class C	42.85%	5.10%	4.99%	6.79%

Class R	44.56%	5.63%	5.52%	7.33%

Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%	6.79%

Lipper High Current Yield Funds Average	46.44%	4.36%	4.80%	5.19%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Douglas G. Forsyth, CFA, Managing Director and Member of the Executive Committee at AGIC, has managed the Fund and the Nicholas-Applegate U.S. High Yield Bond Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1996.

William L. Stickney, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. High Yield Bond Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1996.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	13

Allianz AGIC High Yield Bond Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

14	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.85%	0.25%	1.01%	2.11%	(0.55)%	1.56%

Class C	0.85	1.00	1.01	2.86	(0.55)	2.31

Class R	0.85	0.50	1.01	2.36	(0.54)	1.82

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.56% for Class A shares, 2.31% for Class C shares and 1.82% for Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$700	$1,124	$1,574	$2,816	$700	$1,124	$1,574	$2,816

Class C	334	834	1,460	3,146	234	834	1,460	3,146

Class R	185	685	1,212	2,655	185	685	1,212	2,655

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception as a series of the Trust on February 2, 2009 through the end of its fiscal year on November 30, 2009 was 133% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities of companies located in countries outside of the U.S. with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund ordinarily allocates its investments across more than ten countries outside of the U.S., and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its investments in developed countries, but may also invest in emerging market securities. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide and ordinarily look for several of the following characteristics: above-average earnings growth; high return on

Prospectus	15

Allianz AGIC International Growth Fund (continued)

invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and other successful general operating characteristics. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

16	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.65%

Lowest 10/01/2008–12/31/2008	-22.40%

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(12/27/96)

Class A — Before Taxes	19.33%	3.98%	-1.91%	6.33%

Class A — After Taxes on Distributions	17.74%	-1.46%	-4.77%	3.80%

Class A — After Taxes on Distributions and Sale of Fund Shares	12.39%	2.57%	-2.14%	5.03%

Class C	24.40%	4.39%	-2.09%	6.01%

Class R	26.03%	4.91%	-1.60%	6.53%

MSCI EAFE Index	31.78%	3.54%	1.17%	4.37%

Lipper International Large Cap Growth Funds Average	33.44%	4.21%	0.43%	4.81%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Horacio A. Valeiras, CFA, Managing Director and the Chief Investment Officer of AGIC, has managed the Fund and the Nicholas-Applegate International Growth Fund, the Fund’s predecessor, since 2002.

Pedro V. Marcal, Senior Vice President and Asset Allocation Committee Member for the AGIC Global Equities strategies, has managed the Fund and the Nicholas-Applegate International Growth Fund, the Fund’s predecessor, since 2006.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	17

Allianz AGIC International Growth Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

18	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	1.00%	0.25%	0.38%	1.63%	–	1.63%

Class C	1.00	1.00	0.38	2.38	–	2.38

Class R	1.00	0.50	0.38	1.88	–	1.88

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.62% for Class A shares, 2.37% for Class C shares and 1.87% for Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$707	$1,034	$1,384	$2,367	$707	$1,034	$1,384	$2,367

Class C	341	740	1,266	2,707	241	740	1,266	2,707

Class R	191	589	1,012	2,191	191	589	1,012	2,191

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate International Growth Opportunities Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 64% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund ordinarily allocates its investments across more than ten countries outside of the U.S., and normally invests at least 80% of its assets in

Prospectus	19

Allianz AGIC International Growth Opportunities Fund (continued)

non-U.S. securities. The Fund normally focuses its investments in developed countries, but may also invest in emerging market securities. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide and ordinarily look for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and other successful general operating characteristics. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

20	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	30.41%

Lowest 07/01/2008–09/30/2008	-28.00%

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(12/31/97)

Class A — Before Taxes	39.67%	7.19%	3.35%	12.90%

Class A — After Taxes on Distributions	39.11%	4.58%	1.07%	10.75%

Class A — After Taxes on Distributions and Sale of Fund Shares	25.77%	5.52%	1.82%	10.63%

Class C	45.70%	7.61%	3.16%	12.59%

Class R	47.43%	8.14%	3.68%	13.15%

S&P Developed Ex-US Small Cap Growth Index	47.54%	4.46%	2.41%	5.71%

Lipper International Small/Mid Cap Growth Funds Average	51.61%	5.33%	2.29%	8.83%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Capital LLC (“AGIC”)

Portfolio Managers
Christopher A. Herrera, Senior Vice President and Portfolio Manager for the AGIC Global Equities strategies, has managed the Fund and the Nicholas-Applegate International Growth Opportunities Fund, the Fund’s predecessor, since 2007.

Nelson W. Shing, Senior Vice President and Portfolio Manager for the AGIC Global Equities strategies, has managed the Fund and the Nicholas-Applegate International Growth Opportunities Fund, the Fund’s predecessor, since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	21

Allianz AGIC International Growth Opportunities Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

22	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund

Investment Objective	The Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.85%	0.25%	4.21%	5.31%	(3.81)%	1.50%

Class C	0.85	1.00	4.21	6.06	(3.81)	2.25

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.50% for Class A shares and 2.25% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$694	$1,730	$694	$1,730

Class C	328	1,460	228	1,460

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on June 26, 2009 through the end of its fiscal year on November 30, 2009 was 22% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests between 40%-75% of its total assets in non-U.S. securities (directly or through depositary receipts), and allocates its investments across at least three different countries (including the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities. The portfolio managers focus on securities of companies that they believe have low valuations and they use quantitative factors to screen the Fund’s initial selection universe. The portfolio managers classify this universe by industry (without regard to geographic concentration) in order to determine potential holdings representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e.,

Prospectus	23

Allianz NFJ Global Dividend Value Fund (continued)

share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in security price relative to changes in overall market prices). After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); REIT Risk (adverse changes in the real estate markets may affect the value of REIT investments); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
R. Burns McKinney, Principal of NFJ, has managed the Fund since its inception in 2009 and is the Lead Portfolio Manager.

Benno J. Fischer, Managing Director and founding partner of NFJ, has managed the Fund since its inception in 2009.

L. Baxter Hines, Vice President of NFJ, has managed the Fund since 2010.

Thomas W. Oliver, Principal of NFJ, has managed the Fund since its inception in 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

24	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	25

Allianz RCM All Horizons Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.95%	0.25%	20.94%	22.14%	(20.48)%	1.66%

Class C	0.95	1.00	16.97	18.92	(16.51)	2.41

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.66% for Class A shares and 2.41% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$709	$4,324	$6,806	$10,119	$709	$4,324	$6,806	$10,119

Class C	344	3,605	6,095	9,815	244	3,605	6,095	9,851

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 171% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund may invest without limit in emerging market securities. The portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select from a broad universe of investments on a bottom-up basis, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The Fund typically does not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments,

26	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund (continued)

the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	19.59%

Lowest 01/01/2009–03/31/2009	-10.66%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(7/15/08)

Class A — Before Taxes	18.52%	-15.11%

Class A — After Taxes on Distributions	18.27%	-15.27%

Class A — After Taxes on Distributions and Sale of Fund Shares	12.03%	-12.86%

Class C	23.28%	-12.48%

MSCI World Index	29.99%	-6.10%

Lipper Global Large Cap Growth Funds Average	33.75%	-9.38%

Prospectus	27

Allianz RCM All Horizons Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers
Paul Schofield, Fund Manager within the Global Equity Team at AGIA and RCM (U.K.), has managed the Fund since 2008.

Lucy MacDonald, Chief Investment Officer of Global Equities, RCM (U.K.), has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

28	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	1.10%	0.25%	5.79%	7.14%	5.24%	1.90%

Class C	1.10	1.00	5.79	7.89	5.24	2.65

Class R	1.10	0.50	5.79	7.39	5.24	2.15

(1) For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses, which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2010, will include 2.20% in organizational expenses estimated to be attributable to each class.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through June 30, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.90% for Class A shares, 2.65% for Class C shares and 2.15% for Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts until November 30, 2014, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$732	$1,696	$732	$1,696

Class C	368	1,425	268	1,425

Class R	218	1,284	218	1,284

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in mainland China, (ii) derive at least 50% of their revenues or profits from business activities in mainland China, or (iii) maintain at least 50% of their assets in mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”), though the Fund may invest in Chinese companies listed on exchanges in other countries, such as Singapore or the United States. Under normal circumstances, no more than 20% of

Prospectus	29

Allianz RCM China Equity Fund (continued)

the Fund’s assets will be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, mainland China’s currency) or B-shares (which are denominated in the United States dollar or the Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization and may invest without limit in emerging market securities. The portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio and seek to identify investment opportunities based on fundamental analysis. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in Chinese companies, it is particularly affected by events or factors relating to China (Focused Investment Risk, China-Related Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, RCM Asia Pacific Limited

Portfolio Manager
Christina Chung, CFA, Senior Portfolio Manager and lead manager of China/Hong Kong equity mandates at RCM Asia Pacific Limited, has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent

30	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund (continued)

investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	31

Allianz RCM Disciplined Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.70%	0.25%	3.02%	3.97%	(2.63)%	1.34%

Class C	0.70	1.00	3.02	4.72	(2.63)	2.09

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.34% for Class A shares and 2.09% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$679	$1,465	$2,267	$4,346	$679	$1,465	$2,267	$4,346

Class C	312	1,186	2,166	4,639	212	1,186	2,166	4,639

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 34% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund invests primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings

32	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (continued)

(IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	19.56%

Lowest 01/01/2009–03/31/2009	-4.50%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(7/15/08)

Class A — Before Taxes	33.95%	-3.14%

Class A — After Taxes on Distributions	32.34%	-4.48%

Class A — After Taxes on Distributions and Sale of Fund Shares	22.08%	-3.47%

Class C	39.62%	-0.06%

S&P 500 Index	26.46%	-3.30%

Lipper Large-Cap Core Funds Average	27.24%	-6.19%

Prospectus	33

Allianz RCM Disciplined Equity Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser RCM Capital Management LLC (“RCM”)

Portfolio Manager
Seung H. Minn, CFA, Senior Portfolio Manager and Chief Investment Officer, Disciplined Equity Group, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

34	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendssm Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	1.00%	0.25%	0.77%	2.02%	(0.22)%	1.80%

Class C	1.00	1.00	0.82	2.82	(0.27)	2.55

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager, beginning as of April 1, 2010, to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.80% for Class A shares and 2.55% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$723	$1,129	$1,559	$2,752	$723	$1,129	$1,559	$2,752

Class C	358	849	1,465	3,128	258	849	1,465	3,128

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 39% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could contribute to the improvement or control of environmental quality, as well as those that are connected to the disposal, recycling, storage, avoidance or use of waste; and (iii) the “Clean Water” sector to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. The Fund may invest in companies of all sizes, but may invest substantially in companies with smaller market capitalizations,

Prospectus	35

Allianz RCM Global EcoTrendssm Fund (continued)

including newly-founded and early-stage companies. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments across at least eight different countries (including the U.S.). The Fund may invest up to 50% of its total assets in emerging market securities. The portfolio managers apply a disciplined, bottom-up, fundamental methodology utilizing a global infrastructure of investment affiliates and resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates, and may consider political outlook, anticipated currency environment and legislation drivers, to help identify regions and individual countries likely to offer the best investment opportunities. The portfolio managers may concentrate on securities they consider to be undervalued (value securities), securities they consider to have unrecognized growth potential (growth securities), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate any index or other benchmark. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in the Eco-Sectors, it is particularly affected by events or factors relating to these sectors (Focused Investment Risk, Eco-Sectors Related Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses

36	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendssm Fund (continued)

paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	25.26%

Lowest 10/01/2008–12/31/2008	-30.43%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(1/31/07)

Class A — Before Taxes	12.96%	-5.83%

Class A — After Taxes on Distributions	12.96%	-5.95%

Class A — After Taxes on Distributions and Sale of Fund Shares	8.42%	-4.95%

Class C	17.72%	-4.59%

FTSE ET50 Index	29.34%	-0.81%

Lipper Global Multi-Cap Growth Funds Average	44.44%	-2.99%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers
Vipin Ahuja, Senior Analyst on the Sustainability Research Team at AGIA and RCM (U.K.) has been the Fund’s Lead Portfolio Manager since July 1, 2010.

Andreas Fruschki, Research Analyst—Sustainability Research, and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt), has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	37

Allianz RCM Global EcoTrendssm Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

38	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.95%	0.25%	0.84%	2.04%	(0.24)%	1.80%

Class C	0.95	1.00	0.84	2.79	(0.24)	2.55

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager, beginning as of April 1, 2010, to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.80% for Class A shares and 2.55% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$723	$1,133	$1,567	$2,771	$723	$1,133	$1,567	$2,771

Class C	358	842	1,453	3,101	258	842	1,453	3,101

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 47% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments across at least eight different countries (including the U.S.), and may invest in emerging market securities. The portfolio managers select

Prospectus	39

Allianz RCM Global Water Fund (continued)

investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector (Focused Investment Risk, Water-Related Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

40	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	25.18%

Lowest 01/01/2009–03/31/2009	-12.85%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(3/31/08)

Class A — Before Taxes	19.84%	-12.32%

Class A — After Taxes on Distributions	19.80%	-12.83%

Class A — After Taxes on Distributions and Sale of Fund Shares	12.89%	-10.70%

Class C	24.97%	-10.09%

S&P Global Water Index	32.67%	-6.77%

Lipper Global Natural Resources Funds Average	46.37%	-13.59%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers
Andreas Fruschki, Research Analyst—Sustainability Research, and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt), has managed the Fund since its inception in 2008 and is the Lead Portfolio Manager.

Vipin Ahuja, Senior Analyst—Sustainability Research Team at AGIA and RCM (U.K.), has been a Portfolio Manager of the Fund since July 1, 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	41

Allianz RCM International Opportunities Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.85%	0.25%	16.48%	17.58%	(16.02)%	1.56%

Class C	0.85	1.00	11.10	12.95	(10.64)	2.31

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.56% for Class A shares and 2.31% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$700	$3,718	$6,025	$9,684	$700	$3,718	$6,025	$9,684

Class C	334	2,687	4,765	8,675	234	2,687	4,765	8,675

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 35% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the U.S., and the Fund normally has exposure to at least five countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The portfolio managers select from a broad universe of investments on a bottom-up, company-specific basis and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities

42	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund (continued)

(such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	20.23%

Lowest 01/01/2009–03/31/2009	-12.16%

Prospectus	43

Allianz RCM International Opportunities Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(7/15/08)

Class A — Before Taxes	22.76%	-13.75%

Class A — After Taxes on Distributions	22.53%	-13.96%

Class A — After Taxes on Distributions and Sale of Fund Shares	14.79%	-11.75%

Class C	27.86%	-11.03%

MSCI EAFE Index	31.78%	-7.67%

Lipper International Large Cap Core Funds Average	29.62%	-10.37%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers
Matthew Bowyer, CFA, Director of the Global Equity Fund Management Team, RCM (U.K.), has managed the Fund since 2008.

Lucy MacDonald, Chief Investment Officer of Global Equities, RCM (U.K.), has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

44	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund

Investment Objective	The Fund seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	1.00%	0.25%	3.06%	4.31%	(2.56)%	1.75%

Class C	1.00	1.00	3.06	5.06	(2.56)	2.50

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2011 and include organizational expenses.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2012 to the extent that Total Annual Fund Operating Expenses, including payment of organizational and offering expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.75% for Class A shares and 2.50% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$718	$1,278	$718	$1,278

Class C	353	993	253	993

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in in-the-money (ITM) buy-writes on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for protection down to a fundamentally derived estimate of “intrinsic value,” as described below; attractive potential return relative to risk; and time to expiration correlated to the estimate of intrinsic value. Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call options is usually set at or below the estimated intrinsic value level of the securities against which they are sold and the time to expiration of the options that the Fund sells varies. The Fund may also write (sell) in-the-money call options on equity indexes and/or exchange traded funds and may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). Ordinarily, the aggregate value of the securities and other instruments underlying the options written by the Fund will range between 70% to 130% of the Fund’s

Prospectus	45

Allianz RCM Redwood Fund (continued)

net asset value. The issuers of equity securities purchased by the Fund will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may invest in initial public offerings (IPOs) and in exchange-traded funds and may write (sell) out-of-the-money puts. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer (Equity Securities Risk). Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation risk (Derivatives Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser RCM Capital Management LLC (“RCM”)

Portfolio Managers
Raphael L. Edelman, Director and Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team, has managed the Fund since its inception in 2010.

Todd G. Hawthorne, Vice President of the Equity Derivatives Strategy, has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

46	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	47

Allianz Global Investors Solutions 2015 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2015 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions

Class A	0.80%	0.25%	7.69%	0.56%	9.30%	(8.24)%	1.06%

Class C	0.80	1.00	5.57	0.56	7.93	(6.12)	1.81

Class R	0.80	0.50	5.22	0.56	7.08	(5.77)	1.31

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(3) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.50%, 1.25%, and 0.75% of the Fund’s average net assets attributable to Class A, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$652	$2,401	$4,003	$7,443	$652	$2,401	$4,003	$7,443

Class C	284	1,773	3,270	6,646	184	1,773	3,270	6,646

Class R	133	1,571	2,950	6,153	133	1,571	2,950	6,153

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 21% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of

48	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (continued)

infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2015 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional

Prospectus	49

Allianz Global Investors Solutions 2015 Fund (continued)

risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	9.02%

Lowest 01/01/2009–03/31/2009	-0.40%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	15.35%	15.64%

Class A — After Taxes on Distributions	13.59%	13.89%

Class A — After Taxes on Distributions and Sale of Fund Shares	9.98%	12.29%

Class C	20.11%	21.38%

Class R	21.86%	22.13%

Dow Jones Real Return 2015 Index	17.68%	17.84%

Lipper Mixed-Asset Target 2015 Funds Average	23.68%	23.68%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund

50	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (continued)

shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	51

Allianz Global Investors Solutions 2020 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2020 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions

Class A	0.80%	0.25%	7.81%	0.60%	9.46%	(8.33)%	1.13%

Class C	0.80	1.00	7.47	0.60	9.87	(7.99)	1.88

Class R	0.80	0.50	6.16	0.60	8.06	(6.68)	1.38

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(3) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.53%, 1.28%, and 0.78% of the Fund’s average net assets attributable to Class A, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$659	$2,434	$4,054	$7,514	$659	$2,434	$4,054	$7,514

Class C	291	2,129	3,882	7,571	191	2,129	3,882	7,571

Class R	140	1,760	3,282	6,698	140	1,760	3,282	6,698

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 25% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of

52	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (continued)

infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2020 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional

Prospectus	53

Allianz Global Investors Solutions 2020 Fund (continued)

risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	9.98%

Lowest 01/01/2009–03/31/2009	-1.20%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	16.80%	17.16%

Class A — After Taxes on Distributions	14.92%	15.29%

Class A — After Taxes on Distributions and Sale of Fund Shares	10.92%	13.52%

Class C	21.72%	23.07%

Class R	23.33%	23.68%

Dow Jones Real Return 2020 Index	19.01%	19.51%

Lipper Mixed-Asset Target 2020 Funds Average	24.52%	24.52%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund

54	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (continued)

shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	55

Allianz Global Investors Solutions 2030 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2030 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions

Class A	0.85%	0.25%	6.82%	0.77%	8.69%	(7.29)%	1.40%

Class C	0.85	1.00	6.65	0.77	9.27	(7.12)	2.15

Class R	0.85	0.50	5.15	0.77	7.27	(5.62)	1.65

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(3) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.63%, 1.38%, and 0.88% of the Fund’s average net assets attributable to Class A, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$685	$2,324	$3,845	$7,181	$685	$2,324	$3,845	$7,181

Class C	318	2,044	3,718	7,315	218	2,044	3,718	7,315

Class R	168	1,637	3,039	6,277	168	1,637	3,039	6,277

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of

56	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (continued)

infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2030 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional

Prospectus	57

Allianz Global Investors Solutions 2030 Fund (continued)

risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	13.97%

Lowest 01/01/2009–03/31/2009	-3.90%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	22.69%	23.53%

Class A — After Taxes on Distributions	21.25%	22.08%

Class A — After Taxes on Distributions and Sale of Fund Shares	14.75%	19.18%

Class C	28.15%	29.99%

Class R	29.86%	30.70%

Dow Jones Real Return 2030 Index	23.90%	25.58%

Lipper Mixed-Asset Target 2030 Funds Average	28.93%	28.93%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund

58	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (continued)

shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	59

Allianz Global Investors Solutions 2040 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2040 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions

Class A	0.85%	0.25%	9.17%	0.88%	11.15%	(9.71)%	1.44%

Class C	0.85	1.00	8.78	0.88	11.51	(9.32)	2.19

Class R	0.85	0.50	7.40	0.88	9.63	(7.94)	1.69

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(3) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.56%, 1.31%, and 0.81% of the Fund’s average net assets attributable to Class A, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$689	$2,739	$4,545	$8,172	$689	$2,739	$4,545	$8,172

Class C	322	2,437	4,373	8,213	222	2,437	4,373	8,213

Class R	172	2,070	3,797	7,462	172	2,070	3,797	7,462

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 13% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of

60	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (continued)

infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2040 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional

Prospectus	61

Allianz Global Investors Solutions 2040 Fund (continued)

risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.93%

Lowest 01/01/2009–03/31/2009	-7.38%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	28.15%	29.42%

Class A — After Taxes on Distributions	26.75%	28.02%

Class A — After Taxes on Distributions and Sale of Fund Shares	18.30%	24.21%

Class C	33.44%	35.73%

Class R	35.25%	36.55%

Dow Jones Real Return 2040 Index	28.96%	31.89%

Lipper Mixed-Asset Target 2040 Funds Average	30.85%	30.85%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund

62	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (continued)

shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	63

Allianz Global Investors Solutions 2050 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2050 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions

Class A	0.85%	0.25%	7.56%	0.90%	9.56%	(8.10)%	1.46%

Class C	0.85	1.00	7.53	0.90	10.28	(8.07)	2.21

Class R	0.85	0.50	7.53	0.90	9.78	(8.07)	1.71

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(3) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.56%, 1.31%, and 0.81% of the Fund’s average net assets attributable to Class A, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$690	$2,477	$4,104	$7,566	$690	$2,477	$4,104	$7,566

Class C	324	2,227	4,025	7,750	224	2,227	4,025	7,750

Class R	174	2,099	3,844	7,528	174	2,099	3,844	7,528

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of

64	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (continued)

infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2050 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Allianz Global Investors Solutions Glidepath

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional

Prospectus	65

Allianz Global Investors Solutions 2050 Fund (continued)

risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.71%

Lowest 01/01/2009–03/31/2009	-7.32%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	28.14%	29.40%

Class A — After Taxes on Distributions	26.78%	28.05%

Class A — After Taxes on Distributions and Sale of Fund Shares	18.29%	24.22%

Class C	33.73%	36.03%

Class R	35.46%	36.76%

Dow Jones Real Return 40+ Index	31.26%	34.69%

Lipper Mixed-Asset Target 2050+ Funds Average	32.18%	32.18%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund

66	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (continued)

shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	67

Allianz Global Investors Solutions Retirement Income Fund

Investment Objective	The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions

Class A	0.75%	0.25%	6.52%	0.54%	8.06%	(7.00)%	1.06%

Class C	0.75	1.00	7.36	0.54	9.65	(7.84)	1.81

Class R	0.75	0.50	4.79	0.54	6.58	(5.27)	1.31

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.60% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(3) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.52%, 1.27%, and 0.77% of the Fund’s average net assets attributable to Class A, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$652	$2,187	$3,630	$6,868	$652	$2,187	$3,630	$6,868

Class C	284	2,084	3,811	7,474	184	2,084	3,811	7,474

Class R	133	1,477	2,777	5,854	133	1,477	2,777	5,854

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 26% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and

68	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (continued)

global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Fund’s assets in return-generating assets and 75% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	69

Allianz Global Investors Solutions Retirement Income Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	8.53%

Lowest 01/01/2009–03/31/2009	0.90%

Average Annual Total Returns (for periods ended 12/31/09)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	14.64%	14.78%

Class A — After Taxes on Distributions	12.45%	12.60%

Class A — After Taxes on Distributions and Sale of Fund Shares	9.45%	11.27%

Class C	19.48%	20.60%

Class R	21.07%	21.18%

Dow Jones Real Return Today Index	17.00%	16.92%

Lipper Mixed-Asset Target Allocation Conservative Funds Average	20.02%	20.02%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent

70	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (continued)

investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	71

Allianz Global Investors Solutions Growth Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and, secondarily, current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions

Class A	0.85%	0.25%	4.05%	0.90%	6.05%	(4.61)%	1.44%

Class C	0.85	1.00	4.05	0.90	6.80	(4.61)	2.19

Class R	0.85	0.50	4.05	0.90	6.30	(4.61)	1.69

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(3) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.54%, 1.29%, and 0.79% of the Fund’s average net assets attributable to Class A, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$689	$1,860	$3,008	$5,772	$689	$1,860	$3,008	$5,772

Class C	322	1,595	2,919	6,027	222	1,595	2,919	6,027

Class R	172	1,457	2,708	5,698	172	1,457	2,708	5,698

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on April 27, 2009 through the end of its fiscal year on November 30, 2009 was 6% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of

72	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Growth Allocation Fund (continued)

infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 100% of the Fund’s assets in return-generating assets and 0% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 70% to 100% for return-generating assets and 0% to 30% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Prospectus	73

Allianz Global Investors Solutions Growth Allocation Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2009.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

74	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz and PIMCO. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 142 of the Fund’s statutory prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class B	None	5%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions

Class A	0.85%	0.25%	0.26%	0.76%	2.12%	(0.80)%	1.32%

Class B	0.85	1.00	0.23	0.76	2.84	(0.77)	2.07

Class C	0.85	1.00	0.26	0.76	2.87	(0.80)	2.07

Class R	0.85	0.50	0.25	0.76	2.36	(0.79)	1.57

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class B shares, the maximum CDSC is imposed on shares redeemed in the first year, with CDSCs decreasing over time to zero for shares held longer. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(3) The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.32%, 2.07%, 2.07%, and 1.57% of the Fund’s average net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. The Examples also assume conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$677	$1,105	$1,557	$2,807	$677	$1,105	$1,557	$2,807

Class B	710	1,107	1,631	2,781	210	807	1,431	2,781

Class C	310	814	1,443	3,138	210	814	1,443	3,138

Class R	160	661	1,189	2,636	160	661	1,189	2,636

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception as a series of the Trust on July 1, 2009 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	75

Allianz Global Investors Solutions Core Allocation Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 65% of the Fund’s assets in return-generating assets and 35% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 35% to 75% for return-generating assets and 25% to 65% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an

76	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund (continued)

investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class B, Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	14.79%

Lowest 10/01/2008–12/31/2008	-12.62%

Average Annual Total Returns (for periods ended 12/31/09)

				Fund Inception
	1 Year	5 Years	10 Years	(9/30/98)

Class A — Before Taxes	20.77%	2.24%	3.23%	4.80%

Class A — After Taxes on Distributions	18.86%	0.29%	1.50%	2.95%

Class A — After Taxes on Distributions and Sale of Fund Shares	13.35%	0.86%	1.78%	3.07%

Class B	21.91%	2.31%	3.28%	4.84%

Class C	25.94%	2.65%	3.06%	4.56%

Class R	27.47%	3.16%	3.57%	5.08%

MSCI AC World Index (“MSCI”)	34.63%	3.10%	0.42%	4.31%

Barclays Capital U.S. Aggregate Bond Index (“Barclays”)	5.93%	4.97%	6.33%	5.56%

Blended Index (blended index of 60% MSCI and 40% Barclays)	23.03%	4.26%	3.13%	5.16%

Lipper Mixed-Asset Target Allocation Moderate Funds Average	23.35%	2.19%	2.57%	4.00%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Prospectus	77

Allianz Global Investors Solutions Core Allocation Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers
Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since 2009.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-426-0107 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments as described under “Sales of Class B Shares” in the Fund’s statutory prospectus.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

78	Allianz Multi-Strategy Funds

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in their Fund Summaries above and in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

It is possible to lose money on an investment in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Prospectus	79

Allianz AGIC Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income Fund Category Convertible Securities	Fund Focus Convertible securities Approximate Number of Holdings 70-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The portfolio managers seek to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Convertible Securities Risk • Interest Rate Risk • Credit Risk	• Call Risk • Equity Securities Risk • High Yield Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

80	Allianz Multi-Strategy Funds

Allianz AGIC Emerging Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 130-170	Approximate Primary Capitalization Range Similar to Russell 2000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $39 million and $2.5 billion as of June 30, 2010). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	81

Allianz AGIC Focused Opportunity Fund

Principal Investments and Strategies	Investment Objective Seeks to maximize long-term capital appreciation Fund Category Growth Stocks	Fund Focus Small- to mid-capitalization common stocks Approximate Number of Holdings 30-60	Approximate Primary Capitalization Range $500 million to $15 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations typically between $500 million and $15 billion.

The portfolio managers’ investment process focuses on bottom-up, fundamental analysis. The portfolio managers consider “growth” companies to include companies that they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio managers search for companies that they believe have sustainable growth, reasonable valuation, potential earnings surprise and an acceptable cash flow. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio managers generate investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine whether the security is reasonably priced with respect to its peer group on a historical and current basis. Fundamental research is then conducted, focusing on a review of financial statements and third-party research. The portfolio managers may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. The portfolio managers determine relative position sizes for the Fund’s holdings based upon potential upside performance, downside risk, sector exposure and overall conviction in the company. The portfolio managers may sell a security for a variety of reasons, including poor performance of the holding, negative changes in fundamentals of management, attainment of the price target established for the security, or when an alternative investment opportunity is deemed more attractive. The portfolio managers seek to diversify the portfolio among different industries, sectors, market capitalizations and growth characteristics.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has the ability to invest in futures contracts, forward foreign currency contracts, and options to hedge portfolio holdings or an underweighting relative to the Fund’s Index. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Focused Investment Risk • IPO Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

82	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities Approximate Number of Holdings 80-120	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in its high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Interest Rate Risk • High Yield Securities Risk	• Credit Risk • Liquidity Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	83

Allianz AGIC International Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

84	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of smaller non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its non-U.S. investments in developed countries, but reserves the flexibility to invest in emerging market securities as well. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The Fund may invest in initial public offerings (IPOs).

The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund portfolio managers expect a high portfolio turnover rate, which may be 100% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	85

Allianz NFJ Global Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Global Stocks	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital Appreciation Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers in at least three different countries (including the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

86	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 20-45	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund’s portfolio managers are not constrained by geographic, capitalization or company limitations. The Fund may invest without limit in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select investments on a bottom-up basis from a broad universe, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. In analyzing specific companies for possible investment, the portfolio manager may consider as appropriate the economic and political environment for the region in which each company is located. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes. The Fund will typically not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. Separate from its strategy of holding cash prior to reinvestment, the Fund may deviate from its principal strategies in response to unfavorable market and other conditions, by making temporary investments of most or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

In selecting investments, the portfolio managers may seek the input of the firm’s global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

While the Fund typically seeks long-term capital appreciation without relying on leverage or short selling, it may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	87

Allianz RCM China Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of Chinese companies Approximate Number of Holdings 30-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 20% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the United States dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs).

In selecting investments for the Fund, the portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by Grassrootssm Research, as described below. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; potential as beneficiary of Government fiscal stimuli; and rising potential as an industry leader with international competitiveness. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Market Risk • Issuer Risk • Equity Securities Risk • China-Related Risk • Non-U.S. Investment Risk • Focused Investment Risk	• Emerging Markets Risk • Credit Risk • Currency Risk • Derivatives Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

88	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range Greater than $1.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The Fund may invest in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	89

Allianz RCM Global EcoTrendssm Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors Approximate Number of Holdings 50-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. See “Summary of Principal Risks—Eco-Sectors Related Risks.”

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly-founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). Under normal circumstances, the Fund invests at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). See “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities.” The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

In selecting investments for the Fund, the portfolio managers apply a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, Grassrootssm Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark. The portfolio managers determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. Grassrootssm Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and

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Allianz RCM Global EcoTrendssm Fund (continued)

services. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Eco-Sectors Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	91

Allianz RCM Global Water Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide Approximate Number of Holdings 25-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio managers consider a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

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Allianz RCM Global Water Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Water-Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	93

Allianz RCM International Opportunities Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the United States, and the Fund normally has exposure to at least 5 countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up, company specific basis from within the broad universe of investments. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. The portfolio manager may also consider, as appropriate, the economic and political environment for the region in which the company is located.

In selecting investments, the portfolio managers may seek the input of the firm’s global research analysts located worldwide in offices in Frankfurt, London, Tokyo, Hong Kong and San Francisco. In addition to traditional research activities, the portfolio manager uses RCM’s Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. While the Fund may hedge its exposure to foreign currencies, the portfolio managers typically do not engage in active management of currency exposure. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Market Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

94	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund

Principal Investments and Strategies	Investment Objective
Seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market

Fund Category
Equity Long-Short (Alternative)	Fund Focus U.S. equity and equity related instruments and derivatives Approximate Number of Holdings 40-70 Issuers	Approximate Primary Capitalization Range Mid- and Large-Capitalization (generally in excess of $2 billion) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in in-the-money (ITM) buy-writes on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. By investing in buy-writes that are significantly in-the-money, the Fund receives cash (the premium) from the purchaser of the option, which generally provides the Fund with a positive return unless the market price of the equity position underlying the option falls below the initial purchase price less the option premium collected.

In selecting buy-write investments for the Fund, the portfolio managers use a combination of fundamental and quantitative methods. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for the following characteristics: protection down to a fundamentally derived estimate of “intrinsic value” as described below; attractive potential return relative to risk; and time to expiration correlated to the estimate of intrinsic value. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call option(s) sold against that stock is usually set at or below the estimated intrinsic value level. Typically this means that the strike price may be significantly in-the-money at the time it is written, though the Fund will typically sell options with a variety of strike prices relative to current market prices of the underlying stocks. The time to expiration of the options that the Fund sells varies, depending on the characteristics of each particular buy-write. The ITM buy-write strategy seeks to generate gains from option premiums, while providing downside protection relative to its equity positions and generating overall portfolio volatility that is lower than the equity portfolio alone. However, there is no assurance that the ITM buy-write strategy will achieve its objectives. Because the Fund writes options on a substantial portion of its equity portfolio at prices that are often significantly in-the-money, the upside potential appreciation from the stock is limited.

In addition to writing (selling) in-the-money call options on securities held in its equity portfolio, the Fund may, to a lesser extent, write (sell) in-the-money call options on equity indexes and/or exchange traded funds. The portfolio managers currently seek to cause the aggregate value of the securities and other instruments underlying the options written by the Fund to range ordinarily between 70% to 130% of the Fund’s net asset value, though the Fund may depart from these parameters in response to market conditions. The Fund may also sell “naked” out-of-the-money puts to achieve the same goals as a buy-write.

The issuers of equity securities purchased by the Fund may be of any market capitalization, though they will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may maintain a portion of its assets in short-term fixed income securities, cash and cash equivalents. The Fund may invest in initial public offerings (IPOs). The Fund may also invest in exchange-traded funds and may write (sell) out-of-the-money puts.

Call options are contracts representing the right, but not the obligation, to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the prevailing interest rate, the estimated dividend stream, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to purchase the underlying security from the Fund at the strike price or, in the case of a cash-settled option, any amount by which the underlying security or ETF or the cash value of the applicable index exceeds the strike price upon exercise. In effect, the Fund would forgo the potential

Prospectus	95

Allianz RCM Redwood Fund (continued)

appreciation in the underlying security, ETF or index above the strike price in exchange for the premium. The Fund would only retain the risk of loss should the price of the underlying security, ETF or index decline to below its purchase price less the premium paid.

The Fund will primarily write call options on individual securities where those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund also expects, from time to time, to write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). With respect to naked call options and naked put options and options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to the collateral required by the Chicago Board Options Exchange and in compliance with the collateral requirements of the 1940 Act under the contract or by entering into offsetting positions. The Fund primarily will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s strategy of writing call options could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The ITM buy-write strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates). The portfolio managers may consider exiting or reducing a buy-write position when any of the factors leading to the investment materially change or when a more attractive candidate is identified and as necessary for redemption purposes.

In addition to the use of written option contracts under its ITM buy-write strategy, the Fund may utilize foreign currency exchange contracts, other options, stock index futures contracts, other futures and forward contracts, swap agreements, variance swaps, convertibles and reverse convertibles and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Interest Rate Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

96	Allianz Multi-Strategy Funds

Overview of Allianz Global Investors Solutions Funds

The Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”) and the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Core Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Target Risk Funds are referred to collectively in this Prospectus as the “Target Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Target Date Fund’s investment strategy closely resembles that of the Retirement Income Fund. It is intended that the target date will be, under normal circumstances, the approximate point in time at which the Target Date Fund reaches its most conservative target allocation.

The Target Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Target Funds invest primarily in certain affiliated mutual funds, which are sponsored by Allianz and PIMCO, and which are called “Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds nor the Other Acquired Funds are offered in this Prospectus. Please see the “Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.”

Prospectus	97

Overview of Allianz Global Investors Solutions Funds (continued)

The table below lists the investment objectives and compares certain investment characteristics of the Target Funds. Under “Summary of the Funds” you will find a description of each Target Fund’s investment objective, principal investments and strategies, principal risks and asset allocation strategies and examples of return-generating and defensive assets. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Target Funds and the Underlying Funds.

Allianz Global
Investors Solutions
Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range

Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 35% 65% to 85%

Core Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 75% 25% to 65%

Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	70% to 100% 0% to 30%

2015 Fund 2020 Fund 2030 Fund 2040 Fund 2050 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Target Fund utilizes a “fund of funds” structure, your cost of investing in a Target Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Target Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Target Fund invests, in addition to directly bearing the Target Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets

98	Allianz Multi-Strategy Funds

Overview of Allianz Global Investors Solutions Funds (continued)

in that Underlying Fund. Moreover, the fact that a Target Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate.

Investment Objectives of the Funds	The Target Funds listed above are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Core Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds. Each of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Target Date Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Target Date Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Target Date Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Target Date Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Target Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Equity Series and PIMCO Funds, except those that principally employ a “fund-of-funds” strategy. Each Target Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive.

The Target Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Target Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

The Target Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Target Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Target Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Target Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

Prospectus	99

Overview of Allianz Global Investors Solutions Funds (continued)

In constructing a portfolio for each Target Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Target Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. A Target Fund may not achieve its investment objective when it does so.

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Target Funds. Allianz Global Fund Management has retained as Sub-Adviser AGI Solutions, an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Target Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AGI Solutions attempts to diversify the Target Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Target Funds based on a combination of economic models, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step. The first step is to divide the Target Funds’ portfolios into two basic categories: return-generating and defensive asset groups (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

         Target Risk Funds. For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Target Risk Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Core Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Target Risk Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. Each Target Risk Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets for the Retirement Income Fund; 35% to 75% for return-generating assets and 25% to 65% for defensive assets for the Core Allocation Fund; and 70% to 100% for return- generating assets and 0% to 30% for defensive assets for the Growth Allocation Fund.

         Target Date Funds. For each of the Target Date Funds, based on market research and assumptions of life expectancy, retirement age, savings rates and levels of consumption, the Sub-Adviser employs modeling and optimization tools to establish an allocation between defensive assets and return-generating assets that shifts over time as a target retirement date approaches. The basic premise of this shift over time is that investors have a greater need for accumulation of savings prior to retirement, which then shifts to a consumption of those savings during retirement. In evaluating potential investments under both categories of assets, the Sub-Adviser considers the degree to which income or generation of returns exceeds inflation. The chart below illustrates the Sub-Adviser’s schedule of allocation between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. As previously highlighted, upon reaching the target date in the Target Date Fund’s name, each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, at which point the Target Date Fund will reach its most conservative target asset allocation and its investment strategy will closely resemble that of the Retirement Income Fund, which is described above.

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Overview of Allianz Global Investors Solutions Funds (continued)

Allocation to Return-Generating Assets and Defensive Assets

Second Step. In the second step, the Sub-Adviser further divides its allocations to return-generating assets and defensive asset groups into a number of global asset classes to which the Target Date Funds seek to gain economic exposure. The Sub-Adviser uses historical financial data, expected future long-term returns, volatilities and correlations and proprietary asset allocation modeling tools and information to sub-divide the allocations to the two asset groups into allocations to asset classes and then into narrower sub-classifications. The Sub-Adviser refers to this process as developing an optimal set of “beta allocations.”

Target Risk Funds. For each Target Risk Fund, the Sub-Adviser generates strategic asset allocations intended to provide the targeted level of risk exposure for the Target Risk Fund.

         Target Date Funds. For the Target Date Funds, the Sub-Adviser generates shifts in these strategic asset allocations over time relative to a target retirement date. The resulting allocations make up the strategic “glide path” used to direct the investment choices for each Target Date Fund. The weighting of asset classes on the glide path generally moves from more aggressive to more conservative the closer a Target Date Fund’s target date is in time. For example, the 2050 Fund has significantly greater exposure to return-generating assets such as U.S. and international equities than does the 2015 Fund. The illustration below shows the Target Date Funds’ target date glide path as of the date of this Prospectus.

Prospectus	101

Overview of Allianz Global Investors Solutions Funds (continued)

Allianz Global Investors Solutions Glidepath

Third Step. The third step is to assign one or more potential investments to each of the “beta allocations” represented in the strategic asset allocation. The Sub-Adviser attempts to create a portfolio for each Target Fund consisting primarily of Underlying Funds using the following core considerations:

•   Whether an Underlying Fund’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the beta allocation for the Target Fund. For example, an international equity portfolio likely corresponds to the international equity beta and a balanced income fund could correspond to multiple asset classes.

• The consistency of each Underlying Fund’s risk-return profile.

• The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform the associated benchmark or peer group.

• How the Underlying Fund impacts the expected risk-return profile of the total portfolio. Some Underlying Funds will have exposure to assets in both the return-generating and defensive asset groups.

The Sub-Adviser will determine each Underlying Fund’s specific exposure to each asset group in order to determine the correct beta allocation for the Funds.

In conjunction with its selection of Underlying Funds, the Sub-Adviser also considers investments in exchange-traded funds (“ETFs”) using its same core considerations as described above to the extent they are applicable. The Target Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that it believes complement its primary fund-of-funds portfolio or to adjust the Target Date Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	For the Target Date Funds, as time passes, the Sub-Adviser adjusts the mix of asset classes, and with that the weighting of individual investments in the portfolio changes in accordance with the glide path. A full review of each Target Date Fund is undertaken at least annually, at which time the asset classes are reallocated to reflect that the Target Date Fund is now closer to the target retirement date. Additionally, the Sub-Adviser will review annually the allocation between defensive and return-generating assets and may make adjustments to the allocation and the strategic glide path.

For both the Target Risk Funds and Target Date Funds, the Sub-Adviser analyzes the investment portfolio of each Target Fund on an ongoing basis. This analysis includes the review of individual asset classes and their reclassification as either defensive or return-generating. The Sub-Adviser also reviews such factors as portfolio yield, total portfolio expected volatility, Sharpe ratio and tracking error. These analyses may precipitate a rebalancing or an adjustment to the Target Fund’s allocations, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of risk premiums, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make tactical changes to strategic asset allocations (for example, when risk premiums are judged to vary significantly from long-term values). In these instances, the Sub-Adviser may seek to overweight the undervalued asset classes and underweight the overvalued asset classes.

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Overview of Allianz Global Investors Solutions Funds (continued)

Matching a Target Date Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Target Date Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Target Date Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Target Date Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

Principal Risks	Allocation Risk. Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Target Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Target Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks. The ability of a Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. A Target Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Target Fund invests. The extent to which the investment performance and risks associated with a Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Target Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Target Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Target Fund’s investment in a particular fund may exceed 25% of the Target Fund’s assets. To the extent that a Target Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable. In addition, a Target Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk. To the extent that a Target Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Target Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds. Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Target Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Linked Derivatives Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks associated with an investment in a Target Fund and the Underlying Funds, Other Acquired Funds and other investments.

Prospectus	103

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund and Underlying Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund. For Target Date Funds, this also means that there is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in a Target Date Fund near, at, or after the Fund’s target date.

As the Target Funds intend to invest their assets primarily in shares of the Underlying Funds, the risks of investing in a Target Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as the Target Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Target Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Fund” or “Funds” includes all Funds of the Trust and the Underlying Funds.

Each of the Target Funds are generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income securities and associated risks, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities and associated risks.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) at 1-800-426-0107.

Underlying Funds and Other Acquired Fund Risks	Because each Target Fund intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in each Target Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Each Target Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Target Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Target Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Target Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-426-0107.

Allocation Risk	Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Target Fund’s return-generating/defensive allocation targets and ranges. A principal risk of investing in each Target Fund is that Allianz Global Investors Solutions (“AGI Solutions”), the Target Funds’ sub-adviser, will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Target Fund invests. AGI Solutions attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality

104	Allianz Multi-Strategy Funds

performance for each Target Fund, but there is no guarantee that AGI Solution’s allocation techniques will produce the desired results. It is possible that AGI Solutions will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Call Risk	An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

China-Related Risk	The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting a Fund’s investments, to the extent the Fund invests in China-related investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and a Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on a Fund to the extent that it focuses its investments in the greater China region than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk	Convertible securities are fixed income securities, preferred stocks or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general. See “Equity Securities Risk” below. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible security tends to be influenced by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior

Prospectus	105

debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to honor its obligations to the Fund.

Currency Risk	Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions.

Eco-Sectors Related Risk	Because the Allianz RCM Global EcoTrendssm Fund (for purposes of this section, the “Fund”) focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

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Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by substantial and/or abrupt variations in the use or prices of oil and other fossil fuels. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

Due to its focus on the Eco-Sectors, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the Eco-Sectors, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Emerging Markets Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly-defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. For example, to the extent a Fund invests in companies incorporated or doing significant business in

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China, which may be considered an emerging market, the risks associated with China-related investments may be more pronounced for such Fund. See “China-Related Risk” above. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk	Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk	Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

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Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Target Fund normally invests in a number of different Underlying Funds, to the extent that a Target Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	A Fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of

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securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Funds are also subject to the risk that deficiencies in the internal systems or controls of the Manager or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity

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securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

Mortgage-Related and Other Asset- Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk	A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

REIT or Real Estate-Linked Derivatives Risk	To the extent that a Fund invests in real estate investment trusts (REITs) or real estate derivatives instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Short Selling Risk	Short sales may be used by a Fund for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on

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the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk	A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Water-Related Risk	Because the Allianz RCM Global Water Fund (for the purposes of this section, the “Fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial

112	Allianz Multi-Strategy Funds

products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Funds	In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

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Underlying Funds

Because each of the Allianz Global Investors Solutions Funds intends to invest its assets primarily in Underlying Funds, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Allianz Global Investors Solutions Funds may invest in additional funds of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust, PIMCO Funds or other affiliated and non-affiliated funds created in the future. The Trust and Allianz Funds are advised by Allianz Global Fund Management. The PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is affiliated with Allianz Global Fund Management, and is an indirect subsidiary of Allianz Global Investors of America L.P. For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds and Allianz Funds Multi-Strategy Trust:	1-800-498-5413
PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust:	1-800-927-4648

Approximate
				Number of	Approximate Primary
	Allianz Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

Allianz Funds	AGIC Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	100–150	All capitalizations

	AGIC Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	50–100	All capitalizations

	AGIC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more

	AGIC Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations

	AGIC International	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	100–150	All capitalizations

	AGIC Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	70–100	Same as the Russell Midcap Growth Index

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Approximate
			Number of	Approximate Primary
Allianz Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

AGIC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion

AGIC Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations

AGIC Systematic Growth	Long-term capital appreciation	Growth equity securities	50–80	Same as the Russell 1000 Growth Index

AGIC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion

NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations

NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $3.5 billion

NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion

NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 300th largest company represented in the Russell 1000 Index

NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets

NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion

NFJ Renaissance	Long-term growth of capital and income	Undervalued small to medium capitalization common stocks	90–110	All capitalizations

RCM Disciplined International Equity	Long-term capital appreciation	Equity securities of companies worldwide	60–100	In excess of $1.5 billion

RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations

Prospectus	115

Approximate
				Number of	Approximate Primary
	Allianz Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	150–190	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$5 billion or more

	RCM Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index

	RCM Strategic Growth	Capital appreciation	Equity and equity-related instruments and derivatives	40–150	All capitalizations

	RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million

Approximate
	Allianz Multi-Strategy			Number of	Approximate Primary
	Trust Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

Allianz Funds Multi-Strategy Trust	AGIC Convertible Fund(1)	Maximum total return, consisting of capital appreciation and current income	Convertible securities	70–100	All capitalizations

	AGIC Emerging Growth Fund	Maximum long-term capital appreciation	Smaller capitalization common stocks	130–170	Similar to Russell 2000 Growth Index

	AGIC Focused Opportunity Fund	Maximum long-term capital appreciation	Small- to mid-capitalization common stocks	30–60	$500 million to $15 billion

	AGIC High Yield Bond Fund(2)	High level of current income and capital growth	Higher yielding fixed income securities	80–120	N/A

	AGIC International Growth	Long-term capital appreciation	Equity securities of non-U.S. companies	50–100	All capitalizations

	AGIC International Growth Opportunities	Maximum long-term capital appreciation	Equity securities of smaller non-U.S. companies	50–100	All capitalizations

	AGIC Micro Cap Fund	Maximum long-term capital appreciation	Micro-capitalization common stocks	100–150	Similar to Russell Microcap Growth Index

	AGIC Small to Mid Cap Growth Fund	Maximum long-term capital appreciation	Small-to medium-capitalization common stocks	100–150	Same as Russell 2500 Growth Index

116	Allianz Multi-Strategy Funds

Approximate
Allianz Multi-Strategy			Number of	Approximate Primary
Trust Fund	Investment Objective	Fund Focus	Holdings	Capitalization Range

AGIC Ultra Micro Cap Fund	Maximum long-term capital appreciation	Ultra micro-capitalization common stocks	80–120	Less than weighted average of Russell Microcap Growth Index

NFJ Global Dividend Value	Long-term growth of capital and income	Income producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	40–60	In excess of $1 billion

RCM All Horizons	Long-term capital appreciation	Equity securities of companies worldwide	20–45	All capitalizations

RCM China Equity	Long-term capital appreciation	Equity securities of Chinese companies	30–50	All capitalizations

RCM Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	40–80	Greater than $1.5 billion

RCM Global EcoTrendssm	Long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	50–80	All capitalizations

RCM Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	25–50	All capitalizations

RCM International Opportunities	Long-term capital appreciation	Equity securities of non-U.S. companies	40–80	All capitalizations

RCM Redwood Fund	Long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market	U.S. equity and equity related instruments and derivatives	40–70	Mid- and large-capitalization (generally in excess of $2 billion)

(1) The AGIC Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2) The AGIC High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade.

	PIMCO Equity			Approximate Primary
	Series Fund	Investment Objective	Fund Focus	Capitalization Range

PIMCO Equity Series	PIMCO EqS Pathfinder	Capital appreciation	Equity securities of companies worldwide	All capitalizations

					Non-U.S. Dollar
				Credit	Denominated
	PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%

	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% below Baa	0%

	PIMCO Commodities PLUStm Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	≤1 year	Baa to Aaa; max 10% below A	0–10%

Prospectus	117

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Commodity-RealReturn Strategy	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% below Baa	0–30%

PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0–30%

PIMCO Developing Local Markets	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤8 years	Max 15% below B	≥80%(3)

PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No limitation

PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% below B	≥80%(3)

PIMCO Emerging Markets and Infrastructure Bond	Emerging market and infrastructure fixed income instruments	≤10 years	Max 20% below Ba	No limitation

PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤8 years	Max 15% below B	≥80%(3)

PIMCO EM Fundamental IndexPLUStm TR Strategy	Enhanced RAFItm Emerging Markets Fundamental Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	No limitation

PIMCO Extended Duration	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤1 year	Caa to Aaa; max 10% below B	No limitation

PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)

PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)

PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFItm 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	No limitation

PIMCO Fundamental IndexPLUStm	Enhanced RAFItm 1000 derivatives backed by a portfolio of short-term fixed income instruments	≤1 year	B to Aaa; max 10% below Baa	0–30%

PIMCO Fundamental IndexPLUStm TR	Enhanced RAFItm 1000 derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%

118	Allianz Multi-Strategy Funds

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤8 years	Max 15% below B	No limitation

PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)

PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)

PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%

PIMCO Government Money Market	U.S. Government securities	≤ 60 days dollar-weighted average maturity	Aaa equivalent	0%

PIMCO High Yield	Higher-yielding fixed income securities	+/– 2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0–20%

PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%

PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% below Baa	No limitation

PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%(4)

PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%(4)

PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Long-Term Credit	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to AAA; maximum 20% of total assets below Baa	0–30%

PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥8 years	A to Aaa	0%

PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%

Prospectus	119

				Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%

PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–30%

PIMCO Money Market	Money market instruments	≤ 60 days dollar-weighted average maturity	Min 97% Prime 1; ≤3% Prime 2	0%

PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% below Aaa	0%

PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%

PIMCO MuniGO	State, county and city general obligation and pre-refunded municipal bonds (exempt for federal income tax)	+/– 2 years of its benchmark	Baa to Aaa	0%

PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%

PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% below Baa	0–30%

PIMCO Real Return	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/– 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%

PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤3 years	Baa to Aaa	0%

PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	<1 year	Caa to Aaa; max 10% below Baa	0–10%

PIMCO Small Cap StocksPLUS® TR	Russell 2000 Index derivatives backed by a portfolio of diversified fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%

PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤1 year	B to Aaa; max 10% below Baa	0–30%

120	Allianz Multi-Strategy Funds

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(6)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO StocksPLUS Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/– 2 years of Barclays Capital Long-Term Government/Credit Index	B to Aaa; max 10% below Baa	0–30%

PIMCO StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%

PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%

PIMCO Tax Managed Real Return	Investment grade municipal bonds (including pre-refunded municipal bonds and inflation-indexed securities)	2-8 years	Baa to Aaa	0–5%

PIMCO Total Return	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%

PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%

PIMCO Treasury Money Market	U.S. Treasury Securities	≤ 60 days dollar-weighted average maturity	Aaa equivalent	0%

PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% below Baa	No limitation

PIMCO Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(–3) to 10 years	Max 40% of total assets below Baa	0–50%

					Non-U.S. Dollar
				Credit	Denominated
	PIMCO ETF Trust Fund	Main Investment	Duration	Quality	Securities

PIMCO ETF Trust	PIMCO Enhanced Short Maturity Fund	Seeks maximum current income, consistent with preservation of capital and daily liquidity	0–1 Year	Baa to Aaa	No Limit

	PIMCO Short Term Municipal Bond Strategy Fund	Seeks attractive tax-exempt income, consistent with preservation of capital	0–3 Years	Baa to Aaa	0%

	PIMCO Intermediate Municipal Bond Strategy Fund	Seeks attractive tax-exempt income, consistent with preservation of capital	3 to 8 Years	Baa to Aaa	0%

Prospectus	121

			Underlying	Non-U.S. Dollar
			Index Duration	Denominated
PIMCO ETF Trust Fund	Main Investment	Underlying Index	(as of 9/30/09)	Securities

PIMCO 1-3 Year U.S. Treasury Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 year US Treasury Index	The BofA Merrill Lynch 1–3 Year US Treasury Index	1.9 Years	0%

PIMCO 3-7 Year U.S. Treasury Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year US Treasury Index	The BofA Merrill Lynch 3–7 Year US Treasury Index	4.4 Years	0%

PIMCO 7-15 Year U.S. Treasury Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year US Treasury Index	The BofA Merrill Lynch 7–15 Year US Treasury Index	7.5 Years	0%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	25.84 Years	0%

Underlying
Index
Average
PIMCO ETF Trust Fund	Main Investment	Underlying Index	Maturity

PIMCO 1-5 Year U.S. TIPS Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index	The BofA Merrill Lynch 1–5 Year US Inflation- Linked Treasury Index	3.19 Years

PIMCO Broad U.S. TIPS Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury Index	The BofA Merrill Lynch US Inflation- Linked Treasury Index	9.26 Years

PIMCO 15+ Year U.S. TIPS Index Fund	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	17.91 Years

(1) As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.

(2) Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3) The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4) Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.

(5) The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

122	Allianz Multi-Strategy Funds

(6) The investment objective of each PIMCO-managed Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO-managed Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Target Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Prospectus	123

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on the Funds’ website at www.allianzinvestors.com. The Funds’ website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five (5) business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

124	Allianz Multi-Strategy Funds

Prior Related Performance Information

A number of the Funds were recently organized and have little performance record of their own. The following tables set forth historical performance information for the institutional accounts managed by AGIC (the “AGIC Composite”) and by RCM Global (the “RCM Composites” and, together with the AGIC Composite, the “Composites”) that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Allianz AGIC Focused Opportunity Fund, Allianz RCM All Horizons Fund, Allianz RCM China Equity Fund, Allianz RCM Disciplined Equity Fund and Allianz RCM Redwood Fund, respectively.

The composite data is provided to illustrate the past performance of AGIC and RCM Global, a global investment advisory organization that includes RCM Capital Management LLC (for purposes of this performance discussion, “RCM”), in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the above-mentioned Funds. The accounts in the Composites are separate and distinct from the Funds; their performance is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of a Fund or of AGIC or RCM.

The Composites’ performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees. Custodial fees, if any, were not included in the calculation. The Composites include all actual discretionary institutional accounts managed by AGIC or RCM for at least one full month that have investment objectives, policies, strategies and risks substantially similar to those of the corresponding Funds. The Composites may include both tax-exempt and taxable accounts and all reinvestment of earnings.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composites combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The institutional accounts that are included in the Composites may be subject to lower expenses than the Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites may have been less favorable had they been subject to the same expenses as the Funds or had they been regulated as investment companies under the federal securities laws.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Each table below shows the annual total returns for the corresponding Composite, and a broad-based securities market index for periods ended December 31.

AGIC’s Prior
Performance of		SMID Cap Equity	SMID Cap Equity
Similar Accounts		Growth Composite	Growth Composite	Russell 2500
Relating to the	Year	(Net of Fees)	(Gross of Fees)	Growth Index

Allianz AGIC Focused Opportunity Fund	Since Inception(1)	-8.42%	-7.64%	-7.78%
	2009	61.73%	63.05%	41.66%
	2008	-50.60%	-50.15%	-41.50%

(1) Composite inception date: July 1, 2007.

RCM’s Prior		RCM Global Equity	RCM Global Equity
Performance of		Unconstrained Composite	Unconstrained Composite	Morgan Stanley Capital
Similar Accounts		(Benchmark Aware)	(Benchmark Aware)	International (“MSCI”)
Relating to the	Year	(Net of Fees)	(Gross of Fees)	World Index

Allianz RCM All Horizons Fund	Since Inception(1)	-1.74%	0.78%	-5.09%
	2009	24.64%	26.97%	30.79%
	2008	-43.22%	-42.34%	-40.33%
	2007	34.04%	39.81%	9.57%

(1) Return of Composite and Index annualized from 1/1/2007 to 12/31/2009.

Prospectus	125

RCM’s Prior
Performance of		RCM China Equity	RCM China Equity	Morgan Stanley Capital
Similar Accounts		Composite	Composite	International (“MSCI”)
Relating to the	Year	(Net of Fees)	(Gross of Fees)	China Index

Allianz RCM China Equity Fund	Since Inception(1)	12.79%	14.82%	4.18%
	Ten-Year Return	14.53%	16.60%	9.60%
	Five-Year Return	21.63%	23.80%	23.83%
	2009	70.08%	72.99%	62.63%
	2008	-49.93%	-48.95%	-50.83%
	2007	60.47%	63.31%	66.24%
	2006	92.50%	95.82%	82.87%
	2005	1.18%	2.99%	19.77%
	2004	3.56%	5.45%	1.89%
	2003	92.93%	96.32%	87.57%
	2002	6.91%	8.88%	-14.05%
	2001	-17.91%	-16.40%	-24.70%
	2000	-16.80%	-15.27%	-30.54%

(1) Return of Composite and Index annualized from 12/31/1997 to 12/31/2009.

RCM’s Prior		RCM Disciplined	RCM Disciplined
Performance of		U.S. Core Composite	U.S. Core Composite	S&P 500
Similar Accounts	Year	(Net of Fees)	(Gross of Fees)	Index

Relating to the Allianz RCM Disciplined Equity Fund	Since Inception(1)	10.64%	11.00%	7.43%
	Ten-Year Return	2.94%	3.31%	-0.95%
	Five-Year Return	4.77%	5.11%	0.42%
	2009	41.14%	41.50%	26.46%
	2008	-37.73%	-37.55%	-37.00%
	2007	11.16%	11.52%	5.49%
	2006	15.28%	15.68%	15.79%
	2005	12.10%	12.54%	4.91%
	2004	12.69%	13.13%	10.88%
	2003	26.73%	27.13%	28.68%
	2002	-24.16%	-23.88%	-22.10%
	2001	-6.95%	-6.52%	-11.89%
	2000	5.04%	5.52%	-9.10%

(1) Return of Composite and Index annualized from 1/31/1994 to 12/31/2009.

RCM’s Prior
Performance of		Redwood Equity	Redwood Equity	Merrill Lynch
Similar Accounts		Composite	Composite	91-Day	S&P 500
Relating to the	Year	(Net of Fees)(2)	(Gross of Fees)(2)	T-Bill Index	Index

Allianz RCM Redwood Fund	Since Inception(1)	20.28%	20.28%	0.27%	15.78%
	2009	24.53%	24.53%	0.21%	26.46%

(1) Composite inception date: October 31, 2008.

(2) The only account in the composite is seed capital and no fees are charged on this account.

126	Allianz Multi-Strategy Funds

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Funds. Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2010, the Manager and its investment management affiliates had approximately $1.3 trillion in assets under management.

The Manager has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees	Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Advisers in return for their services.

In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

During the fiscal year ended November 30, 2009 (except as noted), the Funds paid monthly management fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Multi-Strategy Fund	Management Fees

Allianz AGIC Convertible Fund(1)	0.57%
Allianz AGIC Emerging Growth Fund(1)	0.90%
Allianz AGIC Focused Opportunity Fund(1)	0.80%
Allianz AGIC High Yield Bond Fund(1)	0.48%
Allianz AGIC International Growth Fund	0.85%
Allianz AGIC International Growth Opportunities Fund(1)	1.00%
Allianz NFJ Global Dividend Value Fund	0.85%
Allianz RCM All Horizons Fund	0.95%
Allianz RCM China Equity Fund(1)	1.10%
Allianz RCM Disciplined Equity Fund	0.70%
Allianz RCM Global EcoTrendssm Fund	1.00%
Allianz RCM Global Water Fund	0.95%
Allianz RCM International Opportunities Fund	0.85%
Allianz RCM Redwood Fund(1)	1.00%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions Core Allocation Fund	0.85%

(1) The Fund recently commenced investment operations as a series of the Trust and, as a result, management fees paid to AGIFM during the most recently completed fiscal year are not available. The fee rate presented in this table reflects the management fee payable for the current fiscal year.

Except as noted below, a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement between Allianz Global Fund Management and each Fund, the sub-advisory agreements between Allianz Global Fund Management and each Sub-Adviser with respect to each applicable Fund and the portfolio management agreement between RCM and AGIA with respect to each applicable Fund is available in the Funds’ most recent annual report to shareholders for the fiscal year ended November 30.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Allianz AGIC Convertible, Allianz AGIC Emerging Growth, Allianz AGIC High Yield Bond and Allianz AGIC International Growth Opportunities

Prospectus	127

Funds (together, the “New AGIC Funds”) and the sub-advisory agreement with respect to the New AGIC Funds between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC (which, effective August 25, 2010, was novated to AGIC) is available in the semi-annual report to shareholders for the six-month period ended May 31, 2010.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Allianz RCM China Equity Fund, the sub-advisory agreement between Allianz Global Fund Management and RCM with respect to the Allianz RCM China Equity Fund and the portfolio management agreement between RCM and RCM AP with respect to the RCM China Equity Fund is available in the semi-annual report to shareholders for the six-month period ended May 31, 2010.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Allianz AGIC Focused Opportunity and Allianz RCM Redwood Funds, the sub-advisory agreement between Allianz Global Fund Management and AGIC with respect to the Allianz AGIC Focused Opportunity Fund and the sub-advisory agreement between Allianz Global Fund Management and RCM with respect to the Allianz RCM Redwood Fund will be available in the semi-annual report to shareholders for the period ending May 31, 2011.

Management Fee Waiver and Expense Limitation Arrangements	Management Fee Waiver. For each AGI Solutions Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements. With respect to each Fund other than the AGI Solutions Core Allocation Fund, the Manager has contractually agreed until the date specified under “Fees and Expenses of the Fund” in the Fund’s Fund Summary to waive its Management Fee, or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses (and excluding Trustees’ expenses for certain share classes of the New AGIC Funds, as specified in the Fund Summary), exceed the amount specified for the noted share classes of each Fund, where offered, under “Fees and Expenses of the Fund” in such Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Acquired Fund Fees and Expenses for a Fund are based upon an estimated allocation of the Fund’s assets among the Acquired Funds and Institutional Class shares, or in certain cases Class M shares, of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown below. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see “Underlying Fund Expenses” below.

With respect to the AGI Solutions Core Allocation Fund only, the Manager has agreed, until March 31, 2011, to waive its Management Fee, or reimburse the AGI Solutions Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed the amount specified for the noted share classes of the Fund under “Fees and Expenses of the Fund” in the Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Sub-Advisers	Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

128	Allianz Multi-Strategy Funds

Sub-Adviser*	Allianz Multi-Strategy Fund(s)

Allianz Global Investors Capital LLC (“AGIC”) 600 West Broadway San Diego, CA 92101	Allianz AGIC Convertible, Allianz AGIC Emerging Growth, Allianz AGIC Focused Opportunity, Allianz AGIC High Yield Bond, Allianz AGIC International Growth and Allianz AGIC International Growth Opportunities (the “AGIC Funds”)

Allianz Global Investors Solutions LLC (“AGI Solutions”) 600 West Broadway San Diego, CA 92101	Allianz Global Investors Solutions 2015, Allianz Global Investors Solutions 2020, Allianz Global Investors Solutions 2030, Allianz Global Investors Solutions 2040, Allianz Global Investors Solutions 2050, Allianz Global Investors Solutions Retirement Income, Allianz Global Investors Solutions Growth Allocation and Allianz Global Investors Solutions Core Allocation Funds (the “AGI Solutions Funds”)

NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	Allianz NFJ Global Dividend Value Fund (the “NFJ Fund”)

RCM Capital Management LLC (“RCM”) 555 Mission Street, Suite 1700 San Francisco, CA 94105	Allianz RCM All Horizons, Allianz RCM China Equity, Allianz RCM Disciplined Equity, Allianz RCM Global EcoTrendssm, Allianz RCM Global Water, Allianz RCM International Opportunities and Allianz RCM Redwood Funds (the “RCM Funds”)

RCM Asia Pacific Limited (“RCM AP”) 21/F, Cheung Kong Center 2 Queen’s Road Central Hong Kong	Allianz RCM China Equity Fund

Allianz Global Investors Advisory GmbH (“AGIA”) Mainzer Landstrasse 11-13 Frankfurt-am-Main, Germany	Allianz RCM All Horizons, Allianz RCM Global EcoTrendssm, Allianz RCM Global Water and Allianz RCM International Opportunities Funds

* Each of the Sub-Advisers is affiliated with the Manager.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

AGIC	AGIC is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 600 West Broadway, San Diego, California 92101. AGIC also has an office located at 1345 Avenue of the Americas, New York, New York 10105.

AGIC provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGIC’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AGIC provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGIC, its affiliates or by unaffiliated third parties. AGIC also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of September 30, 2010, AGIC had assets under management of $12.7 billion.

In addition to the advisory-related services noted above, AGIC also provides administration and legal/ compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC and legal/compliance and back office operations to AGI Solutions.

The individuals at AGIC listed below have or share primary responsibility for the day-to-day management of the noted Funds.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz AGIC Convertible Fund	Douglas G. Forsyth, CFA	1993* (Inception)	Mr. Forsyth is a Managing Director, Portfolio Manager and Member of the Executive Committee at AGIC. Mr. Forsyth oversees AGIC’s Income and Growth Strategies team. He joined AGIC’s predecessor affiliate in 1994 after three years of investment management experience at AEGON USA. Mr. Forsyth holds a B.B.A. from the University of Iowa. He has 18 years of investment industry experience.

	Justin Kass, CFA	2003*	Mr. Kass is a Managing Director and Portfolio Manager at AGIC. He joined AGIC’s predecessor affiliate in 2000 with responsibilities for portfolio management and research on AGIC’s Income and Growth Strategies team. Mr. Kass was previously an analyst and interned on the team, where he added significant depth to AGIC’s proprietary Upgrade Alert Model. Mr. Kass earned his M.B.A. in finance from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has 12 years of investment industry experience.

Prospectus	129

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz AGIC Emerging Growth Fund	K. Mathew Axline, CFA	2010	Senior Vice President of AGIC. Mr. Axline joined AGIC’s predecessor affiliate in 2004 with research responsibilities for the U.S. Small Cap Growth team. Prior to joining AGIC, he was an associate with Pescadero Ventures, LLC; a business development manager for Icarian, Inc.; and a financial advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline earned his MBA from Indiana University’s Kelly School of Business and his BS from The Ohio State University. He has 12 years of industry experience.

	Robert S. Marren	2007*	Portfolio Manager with AGIC. Prior to joining AGIC’s predecessor affiliate in 2007, Mr. Marren was a Director of Research and Portfolio Manager for micro-cap growth strategies for Duncan-Hurst Capital Management. He was also on their Management Committee, and originally joined Duncan-Hurst as a small-cap analyst in 1983. He was previously at Hughes Aircraft Company as an assistant manager, corporate finance, focusing on debt financing and mergers and acquisitions. He was also a research analyst with Security Pacific Merchant Bank; Hambrecht & Quist, Inc.; and a financial analyst and operations planner for VLSI Technology, Inc. Mr. Marren earned his M.B.A. at Duke University, Fuqua School of Business, and his B.A. at the University of California, San Diego. He is also a Trustee for the UC San Diego Foundation, and currently serves as chair of their Investment Committee. Mr. Marren has 20 years of investment industry experience.

	John C. McCraw	1993*	Mr. McCraw is a Portfolio Manager with AGIC. Prior to joining AGIC’s predecessor affiliate in 1992, Mr. McCraw was branch manager/loan officer with the Citizens & Southern National Bank. He earned his BA from Flagler College and his MBA from the University of California, Irvine. He has 19 years of investment industry experience.

Allianz AGIC Focused Opportunity Fund	Michael Corelli	2010 (Inception)	Managing Director and Portfolio Manager for AGIC. Prior to joining AGIC’s predecessor affiliate in 1999, he worked for 6 years at Bankers Trust in support of and as an analyst for their small- and mid-cap growth group. He has 17 years of investment industry experience.

	Eric Sartorius, CFA	2010 (Inception)	Senior Vice President and Portfolio Manager for AGIC. He is also the senior research analyst for AGIC’s Small Cap Growth and SMID Cap Growth Focus strategies. He specializes in researching the information technology, medical technology and health care sectors. Prior to joining AGIC’s predecessor affiliate in 2001, he spent two years as a research associate covering the technology sector at Fred Alger Management. He is a CFA charterholder and holds a B.A. from Williams College. He has 11 years of investment industry experience.

Allianz AGIC High Yield Bond Fund	Douglas G. Forsyth, CFA	1996* (Inception)	See above.

	William L. Stickney	1996* (Inception)	Mr. Stickney joined AGIC’s predecessor affiliate in 1999 as a portfolio manager. Prior to joining the firm in 1999, he was a vice president of Institutional Fixed Income Sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. Mr. Stickney’s previous experience was in institutional fixed income with Cowen & Company and Wayne Hummer & Company. He holds an M.B.A. from the Kellogg School of Management, Northwestern University, and a B.S. in finance from Miami University, Ohio. He has 22 years of investment industry experience.

Allianz AGIC International Growth Fund	Horacio A. Valeiras, CFA	2002**	Mr. Valeiras is a Managing Director and the Chief Investment Officer of AGIC responsible for overseeing all investment and trading functions within the firm. Prior to joining AGIC’s predecessor affiliate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000, Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has twenty years of investment management experience.

	Pedro V. Marcal	2006**	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the AGIC Global Equities strategies since 2001. Lead Portfolio Manager for the AGIC Emerging Countries’ strategies from 1994 until 2001. He has 18 years’ total investment management experience including positions with A.B. Laffer & Associates as an economist and A-Marks Precious Metals as a precious metals trader.

130	Allianz Multi-Strategy Funds

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz AGIC International Growth Opportunities Fund	Christopher A. Herrera	2007*	Mr. Herrera is a Senior Vice President and Portfolio Manager for the AGIC Global Equities strategies. Prior to joining AGIC’s predecessor affiliate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers. Mr. Herrera earned his M.B.A. from the Haas School of Business at the University of California, Berkley and graduated cum laude with a B.S. in business administration from the University of Southern California. Mr. Herrera is a Robert Toigo Foundation Fellow and a Consortium for Graduated Study in Management Fellow. He has 13 years of investment experience.

	Nelson W. Shing	2008*	Mr. Shing is a Senior Vice President and Portfolio Manager for the AGIC Global Equities strategies since 2003. He also has research responsibilities for the global technology and telecommunications sectors. He was previously an analyst with Pequot Capital Management, Inc.; Morgan Stanley Investment Management, Inc.; C.Blair Asset Management, L.P.; and Credit Suisse First Boston. Mr. Shing earned his B.S. in business administration from the University of California, Berkeley. He is fluent in Mandarin Chinese and has 13 years of investment industry experience.

* Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on April 12, 2010.
** Mr. Valeiras and Mr. Marcal served as portfolio managers of Nicholas-Applegate International Growth Fund, which reorganized into the Fund on February 2, 2009.

AGI Solutions	AGI Solutions selects the Underlying Funds and other investments in which the AGI Solutions Funds may invest and allocates the AGI Solutions Funds’ assets among the Underlying Funds and other investments. Although many of the investment professionals and senior personnel at AGI Solutions have significant industry experience at other Allianz entities and elsewhere, AGI Solutions only recently registered as an investment adviser and, prior to December 29, 2008, had not previously managed registered investment companies or other client accounts.

Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the AGI Solutions Funds’ assets among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer and Pietranico. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Portfolio Managers	Since	Recent Professional Experience

Stephen Sexauer	2008-2009* (since inception)	Chief Investment Officer of AGI Solutions since June 23, 2008. From April 2007-June 2008, Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC and from May 2003-April 2004, he was a Managing Director and Portfolio Manager of Nicholas-Applegate Capital Management LLC. Prior to that, he was a Portfolio Manager at Morgan Stanley Investment Management from July 1989-March 2002. Mr. Sexauer worked at Salomon Brothers in Fixed Income sales from April 1988-June 1989 and in Technology Systems from November 1986-April 1988. Mr. Sexauer worked in Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and at Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an MBA from the University of Chicago and a BS from the University of Illinois.

Paul Pietranico, CFA	2008-2009* (since inception)	Portfolio manager focused on manager selection (for multi-manager strategies) and portfolio construction since June 23, 2008. He joined Allianz Global Investors of America L.P. in June 2005 as director of the investment manager due diligence, risk analysis and performance reporting teams. Prior to that, he worked at the Center for Investment Research at Charles Schwab & Co. where he was a director of quantitative mutual fund research and portfolio construction. He worked on the quantitative research and modeling work for Schwab’s proprietary predictive rating system for open-ended mutual funds. He also spent a significant number of years working on research projects relating to Schwab’s investment advice offering including investment advice software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. He started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research, each from Stanford University.

* The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

NFJ	NFJ provides investment management services to mutual funds, closed-end funds and institutional accounts. NFJ is an investment management firm organized as a Delaware limited liability company and, as noted above, is a wholly-owned subsidiary of AGIC, which, in turn, is wholly owned by Allianz. AGIC is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of September 30, 2010, of approximately $32.6 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as

Prospectus	131

“Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz NFJ Global Dividend Value Fund	R. Burns McKinney (Lead)	2009 (Inception)	Portfolio Manager at NFJ. He has over 13 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to 2001, Mr. McKinney was a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. Mr. McKinney began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Mr. McKinney received his BA in Economic from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003. He is a CFA charterholder.

	L. Baxter Hines	2010	Vice President and Portfolio Manager at NFJ. He has over 5 years experience in equity research and investment consulting. Prior to joining NFJ in 2008, Mr. Hines attended the University of Texas where he received an MBA from the McCombs School of Business. Before attending business school, Mr. Hines worked as a market data specialist for Reuters. He received his BA in Economics from the University of Virginia in 2001.

	Benno J. Fischer	2009 (Inception)	Managing Director and founding partner of NFJ. He has over 44 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He is a CFA charterholder.

	Thomas W. Oliver	2009 (Inception)	Portfolio Manager at NFJ. He has over 14 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver began his career as an auditor with Deloitte & Touche in 1995. He received his BBA and MCA degrees from the University of Texas in 1995 and 2005, respectively. He is a CPA and CFA charterholder.

RCM	RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2010, RCM had approximately $21.3 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

RCM has, in turn, retained its affiliated investment management firm, AGIA, to conduct day-to-day management of the Allianz RCM All Horizons, Allianz RCM Global EcoTrendssm, Allianz RCM Global Water and Allianz RCM International Opportunities Funds (RCM and AGIA being referred to, collectively, with respect to each such Fund, as the “Sub-Adviser”). Pursuant to the terms of its portfolio management agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of each applicable Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. AGIA’s principal place of business is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany, although it also has portfolio managers, analysts, compliance and other personnel under its supervision based in London, England. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. As of September 30, 2010, AGIA managed approximately $25.4 billion, principally for clients located in Europe. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States and has limited experience managing U.S. registered investment companies.

RCM has also retained its affiliated investment management firm, RCM Asia Pacific Limited (“RCM AP”), to conduct day-to-day management of the Allianz RCM China Equity Fund (RCM and RCM AP being referred to, collectively, with respect to the Allianz RCM China Equity Fund, as the “Sub-Adviser”). Pursuant to the terms of its portfolio management agreement with RCM, RCM AP has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. RCM AP’s principal place of business is 21/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong. RCM AP, an indirect wholly-owned subsidiary of Allianz SE, is an SEC-registered investment advisory firm, which has been in business since 1984, either directly or through its predecessors. As of September 30, 2010, RCM AP managed approximately $13.1 billion.

The portfolio managers and analysts of RCM, RCM AP and AGIA are part of RCM Global, and they have access to and share proprietary research information developed by a team of 70 analysts strategically positioned in RCM Global’s offices worldwide as of September 30, 2010.

132	Allianz Multi-Strategy Funds

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Allianz RCM All Horizons Fund	Paul Schofield*	2008 (Inception)	Fund Manager within the Global Equity Team at AGIA and RCM (U.K.). Mr. Schofield joined AGIA in 2006 and RCM (U.K.) in 1998 as a member of the Institutional Client Services team before transferring to the firm’s Global Equity fund management team. Prior to joining RCM (U.K.), he was with Fleming Investment Management as a Fixed Income Fund Administrator and prior to that he was with Lombard Odier International Portfolio Management Limited as an investment administrator He holds a B.A. (Hons.) in Financial Services from the University of Portsmouth.

	Lucy MacDonald, ASIP*	2008 (Inception)	CIO of Global Equities, RCM (U.K.). Prior to joining RCM in 2001, she was a Director and Senior Portfolio Manager at Baring Asset Management. She graduated from Bristol University in 1984, and is an Associate of the Society of Investment Professionals (ASIP). She has 23 years of investment industry experience.

Allianz RCM China Equity Fund	Christina Chung	2010 (Inception)	Senior Portfolio Manager and lead manager of China/Hong Kong equity mandates at RCM AP. She has 21 years’ experience in managing Asian regional and single country portfolios for institutional and retail accounts. Prior to joining RCM AP in 1998, Ms. Chung was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to joining the Royal Bank of Canada Investment Management, Ms. Chung was a portfolio manager with Search International and an economist with HSBC Asset Management. She is a CFA charterholder.

Allianz RCM Disciplined Equity Fund	Seung H. Minn, CFA	2008 (Inception)	Senior Portfolio Manager, CIO, Disciplined Equity Group. Prior to joining RCM in 1998, he was a Senior Vice President at Putnam Investments in Boston. He received a B.S.E. in Civil Engineering and Operations Research from Princeton University, is a CFA charterholder, and is a member of the CFA Institute and the Security Analysts of San Francisco. He has 21 years of investment industry experience.

Allianz RCM Global EcoTrendssm Fund	Vipin Ahuja (Lead)	2010	Senior analyst on the Sustainability Research Team at AGIA and RCM (U.K.). Mr. Ahuja joined RCM in November 2009 already having 12 years of investment experience, most recently at Credit Suisse Asset Management, where he ran the Future Energy Fund and was co-manager of the Global Resources Fund. Prior to this, he was an energy specialist and energy analyst at HSBC, Dresdner Kleinwort (with postings in London, New York and Singapore), Deutsche Morgan Grenfell and DSP Merrill Lynch Ltd. India. He started his career at GEA Wiegand GmbH in New Delhi in chemical equipment design and manufacturing. He holds an MBA from the Indian Institute of Management and a Bachelors of Technology in Chemical Engineering from the Indian Institute of Technology. He is a CFA charterholder.

	Andreas Fruschki	2009	Member of the Sustainability Research Team and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt). Mr. Fruschki joined RCM’s European Research department in 2007 after completing the RCM global graduate program. Prior to this, he worked as a legal trainee with positions at the Berlin Court of Appeal, PricewaterhouseCoopers, the German Chamber of Commerce and Berlin’s City Development Department, passing the Judicial Bar Exam in 2004. Additionally, he also worked as a consultant in the corporate finance practice at PricewaterhouseCoopers in Hamburg. He graduated with distinction from the MBA program at the University of Western Sydney and holds a law degree from Humboldt University in Berlin. He is also a CFA candidate.

Allianz RCM Global Water Fund	Andreas Fruschki (Lead)	2008 (Inception)	See above.

	Vipin Ahuja	2010	See above.

Allianz RCM International Opportunities Fund	Matthew Bowyer, CFA*	2008 (Inception)	Director, Global Equity Fund Management Team, RCM (U.K.). Prior to joining RCM in 2004, he was a consultant to the CIO of BNP Paribas Asset Management and previously he worked at Citigroup Asset Management from 1985 until 2002 where he was responsible for over $4 billion in global, EAFE and global sector mandates. He graduated from Harvard College in 1981 with a BA in Economics and the London School of Economics in 1982 with an MSc in Economics. He has 24 years of investment industry experience.

	Lucy MacDonald, ASIP*	2008	See above.

Allianz RCM Redwood Fund	Raphael L. Edelman*	2010 (Inception)	Director and Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, Mr. Edelman spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst. Mr. Edelman has an MBA in Finance from New York University and a BA in History from Columbia College.

	Todd G. Hawthorne*	2010 (Inception)	Vice President of the Equity Derivatives Strategy. Prior to joining RCM in 2006, Mr. Hawthorne spent four years with RS Investments as the Head of Equity Derivative Strategy for the Paisley hedge fund family. Prior to that, he was an equity derivatives sales trader and Vice President of Equity Derivative Sales Trading at Deutsche Banc. Mr. Hawthorne received his MBA from Anderson School at UCLA and his BA from The Colorado College.

* Individuals share joint responsibility for the day-to-day management of the Fund.

Prospectus	133

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the AGI Solutions Funds, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The AGI Solutions Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

• The AGI Solutions Funds’ Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

• The AGI Solutions Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following tables summarize the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the AGI Solutions Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the AGI Solutions Funds indirectly bear a proportionate share of these expenses, depending upon how the AGI Solutions Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

	Annual Underlying Fund Expenses
	(Based on the average daily net assets attributable
Underlying Funds	to a Fund’s Institutional Class shares):
(Allianz Funds, Allianz Multi-Strategy Funds,	Management	Other	Total Fund
PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds)	Fees(1)	Expenses(2)	Operating Expenses

Allianz Funds
AGIC Emerging Markets Opportunities	1.30%	0.16%	1	.41%(3)
AGIC Global	1.05	0.08	1.13
AGIC Growth	0.80	0.02	0.82
AGIC Income & Growth	0.95	0.02	0.97
AGIC International	1.00	0.02	0	.97(3)

AGIC Mid-Cap Growth	0.95	0.04	0.99

AGIC Opportunity	0.95	0.01	0.96

AGIC Pacific Rim	1.30	0.01	1	.26(3)
AGIC Systematic Growth	0.80	0.01	0.81
AGIC Target	0.85	0.02	0.87
NFJ All-Cap Value	0.95	0.02	0.97
NFJ Dividend Value	0.71	0.01	0.72
NFJ International Value	0.96	0.01	0.97
NFJ Large-Cap Value	0.75	0.02	0.77
NFJ Mid-Cap Value	0.90	0.03	0.93
NFJ Renaissance	0.90	0.02	0.92
NFJ Small-Cap Value	0.81	0.02	0	.75(17)
RCM Disciplined International Equity	0.90	0.01	0.91
RCM Global Resources	1.05	0.02	1.07
RCM Global Small-Cap	1.35	0.02	1	.22(15)
RCM Large-Cap Growth	0.75	0.02	0.77
RCM Mid-Cap	0.77	0.03	0.80
RCM Strategic Growth	1.30	0.06	1	.26(16)
RCM Technology	1.20	0.08	1.28
Allianz Multi-Strategy Funds
AGIC Convertible	0.57	0.19	0.76
AGIC Emerging Growth	0.90	1.13	1	.18(5)
AGIC Focused Opportunity	0.80	2.16	1	.10(5)
AGIC High Yield Bond	0.48	0.42	0	.64(5)
AGIC International Growth	0.85	1.01	1	.04(5)
AGIC International Growth Opportunities	1.00	0.38	1	.23(5)
AGIC Micro Cap	1.25	0.43	1	.55(5)
AGIC Small to Mid Cap Growth	0.80	2.50	0	.95(5)
AGIC Ultra Micro Cap	1.50	5.08	2	.31(5)
NFJ Global Dividend Value	0.85	4.21	1	.20(5)
RCM All Horizons	0.95	12.96	1	.30(5)
RCM China Equity	1.10	5.79	1	.55(5)
RCM Disciplined Equity	0.70	2.93	0	.98(5)
RCM Global EcoTrendssm	1.00	0.69	1	.47(5)
RCM Global Water	0.95	0.73	1	.44(5)
RCM International Opportunities	0.85	3.71	1	.20(5)
RCM Redwood	1.00	2.96	1	.40(5)

134	Allianz Multi-Strategy Funds

	Annual Underlying Fund Expenses
	(Based on the average daily net assets attributable
Underlying Funds	to a Fund’s Institutional Class shares):
(Allianz Funds, Allianz Multi-Strategy Funds,	Management	Other	Total Fund
PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds)	Fees(1)	Expenses(2)	Operating Expenses

PIMCO Equity Series
PIMCO EqS Pathfinder	1.05%	0.09%	1	.00(6)%
PIMCO Funds
PIMCO California Intermediate Municipal Bond	0.445	0.00	0.445
PIMCO California Short Duration Municipal Bond	0.33	0.00	0.33
PIMCO Commodities PLUStm Strategy	0.74	0.06	0	.79(10)(11)
PIMCO CommodityRealReturn Strategy	0.74	0.05	0	.79(4)
PIMCO Convertible	0.65	0.00	0.65
PIMCO Developing Local Markets	0.85	0.00	0.85
PIMCO Diversified Income	0.75	0.01	0.76
PIMCO Emerging Local Bond	0.90	0.00	0.90
PIMCO Emerging Markets Bond	0.83	0.01	0.84
PIMCO Emerging Markets and Infrastructure Bond	1.25	0.00	1.25
PIMCO EM Fundamental IndexPLUStm TR Strategy	1.25	0.01	1.26
PIMCO Extended Duration	0.50	0.00	0.50
PIMCO Floating Income	0.55	0.00	0.55
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.50	0.02	0.52
PIMCO Foreign Bond (Unhedged)	0.50	0.01	0.51
PIMCO Fundamental Advantage Total Return Strategy	0.89	0.01	0.90
PIMCO Fundamental IndexPLUStm	0.70	0.03	0.73
PIMCO Fundamental IndexPLUStm TR	0.79	0.18	0.97
PIMCO Global Advantage Strategy Bond	0.70	0.00	0.70
PIMCO Global Bond (U.S. Dollar-Hedged)	0.55	0.00	0.55
PIMCO Global Bond (Unhedged)	0.55	0.01	0.56
PIMCO GNMA	0.50	0.00	0.50
PIMCO Government Money Market	0.18	0.01	0	.19(8)
PIMCO High Yield	0.55	0.01	0.56
PIMCO High Yield Municipal Bond	0.55	0.00	0	.54(7)
PIMCO Income	0.45	0.05	0	.45(18)
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.75	0.21	0.96
PIMCO International StocksPLUS® TR Strategy (Unhedged)	0.64	0.01	0.65
PIMCO Investment Grade Corporate Bond	0.50	0.00	0.50
PIMCO Long Duration Total Return	0.50	0.01	0.51
PIMCO Long Term Credit	0.55	0.00	0.55
PIMCO Long Term U.S. Government	0.475	0.02	0.495
PIMCO Low Duration	0.46	0.00	0.46
PIMCO Low Duration II	0.50	0.00	0.50
PIMCO Low Duration III	0.50	0.01	0.51
PIMCO Moderate Duration	0.46	0.01	0.47
PIMCO Money Market	0.32	0.00	0.32
PIMCO Mortgage-Backed Securities	0.50	0.06	0.56
PIMCO Municipal Bond	0.44	0.00	0.44
PIMCO MuniGo	0.40	0.00	0.40
PIMCO New York Municipal Bond	0.445	0.00	0.445
PIMCO Real Return Asset	0.55	0.04	0.59
PIMCO Real Return	0.45	0.03	0.48
PIMCO RealEstate-RealReturn Strategy	0.70	0.24	0.94
PIMCO Short Duration Municipal Income	0.33	0.00	0.33
PIMCO Short-Term	0.45	0.00	0.45
PIMCO Small Cap StocksPLUS® TR	0.69	0.10	0.79
PIMCO StocksPLUS®	0.50	0.04	0.54
PIMCO StocksPLUS® Long Duration	0.59	0.01	0.60
PIMCO StocksPLUS® Total Return	0.64	0.05	0.69
PIMCO StocksPLUS® TR Short Strategy	0.64	0.00	0.64
PIMCO Tax Managed Real Return	0.45	0.00	0.45
PIMCO Total Return	0.46	0.01	0.47
PIMCO Total Return II	0.50	0.03	0.53
PIMCO Total Return III	0.50	0.03	0.53
PIMCO Treasury Money Market	0.18	0.03	0	.18(8)(10)
PIMCO Unconstrained Bond	0.90	0.00	0.90
PIMCO Unconstrained Tax Managed Bond	0.70	0.00	0.70
PIMCO ETF Trust
PIMCO Enhanced Short Maturity Fund	0.35	0.04	0	.35(12)
PIMCO Short Term Municipal Bond Strategy Fund	0.35	0.20	0	.35(12)
PIMCO Intermediate Municipal Bond Strategy Fund	0.35	0.13	0	.35(12)

Prospectus	135

	Annual Underlying Fund Expenses
	(Based on the average daily net assets attributable
Underlying Funds	to a Fund’s Institutional Class shares):
(Allianz Funds, Allianz Multi-Strategy Funds,	Management	Other	Total Fund
PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds)	Fees(1)	Expenses(2)	Operating Expenses

PIMCO 1-3 Year U.S. Treasury Index Fund	0.15%	N/A	0	.09(13)%
PIMCO 3-7 Year U.S. Treasury Index Fund	0.15	1.00%	0	.15(14)
PIMCO 7-15 Year U.S. Treasury Index Fund	0.15	0.10	0	.15(14)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	0.15	0.05	0	.15(14)
PIMCO 1-5 Year U.S. TIPS Index Fund	0.20	0.01	0	.20(14)
PIMCO Broad U.S. TIPS Index Fund	0.20	0.10	0	.20(14)
PIMCO 15+ U.S. TIPS Index Fund	0.20	0.07	0	.20(14)

 (1) “Management Fees” reflects the combination of investment advisory fees and administrative fees paid by each Allianz Funds and Allianz Multi-Strategy Funds fund to Allianz Global Fund Management and each PIMCO fund to Pacific Investment Management Company LLC (“PIMCO”) under separate agreements during the most recent fiscal year. In return for the administrative fee, Allianz Global Fund Management and PIMCO provide administrative services and also bears the costs of most third-party administrative services required by each fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

 (2) Other Expenses includes expenses (e.g., organizational expenses, interest expenses, acquired funds fees and expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(3) Reflects the effect of a voluntary agreement by the investment adviser to irrevocably waive a portion of its advisory fees through October 31, 2011 which reduces the contractual fee rate by 0.05%.

 (4) The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

 (5) Reflects the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011 (June 30, 2011 for RCM China Equity Fund and March 31, 2012 for AGIC Focused Opportunity and RCM Redwood Funds), to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, (and, for the New AGIC Funds, Trustees’ expenses) exceed the amount listed under “Fees and Expenses of the Fund” in the Fund’s Fund Summary.

(6) PIMCO has contractually agreed, through October 31, 2011, to reduce its advisory fee by 0.16% of the average daily net assets of the Fund.
(7) Reflects the effect of a contractual agreement by PIMCO to waive, through July 31, 2011, a portion of its advisory fee equal to 0.01% of average daily net assets.
(8) Because the Underlying Fund does not offer Institutional Class shares, the expenses for the Underlying Fund are based upon Class M shares.

 (9) The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.95%, and the Management Fees will be 1.30%.

(10) PIMCO has contractually agreed, through July 31, 2011, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional or Class M shares, as applicable (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit.

(11) PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(12) PIMCO has contractually agreed, through October 31, 2011, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed .0049 (the “Expense Limit”) of the Fund’s average net assets. Under the Expense Limitation Agreement which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed Expense Limit.

(13) PIMCO has contractually agreed, until October 31, 2011, to waive a portion of its management fee equal to .06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

(14) PIMCO has contractually agreed, through October 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed .0049 (the “Expense Limit”) of the Fund’s average net assets. Under the Expense Limitation Agreement which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed Expense Limit.

(15) Reflects the effect of a voluntary agreement by the investment adviser to irrevocably waive a portion of its advisory fees through October 31, 2011 which reduces the contractual fee rate by 0.15%.

(16) Reflects the effect of a voluntary agreement by the investment adviser to irrevocably waive a portion of its advisory fees through October 31, 2011 which reduces the contractual fee rate by 0.10%.

(17) Reflects the effect of a voluntary agreement by investment adviser to irrevocably waive (i) a portion of its advisory fees to the extent Fund assets exceed certain breakpoints and (ii) a portion of its administrative fees which reduces the contractual rate by 0.05%, each through October 31, 2011.

(18) PIMCO has contractually agreed, through July 31, 2011, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.

Potential Conflicts of Interest	AGI Solutions has broad discretion to allocate and reallocate the AGI Solutions Funds’ assets among the Underlying Funds consistent with each AGI Solutions Fund’s investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the

136	Allianz Multi-Strategy Funds

AGI Solutions Funds invest. In this regard, the Manager or AGI Solutions may have a financial incentive for the AGI Solutions Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the AGI Solutions Funds’ investment program. Additionally, because the Manager has agreed to waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and AGI Solutions to invest the AGI Solutions Funds’ assets in Underlying Funds and Other Acquired Funds. AGI Solutions and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the AGI Solutions Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the AGI Solutions Funds and any Underlying Funds for which they also act in a similar capacity.

Manager/Sub-Adviser Relationship	Shareholders of each of the AGIC, NFJ and RCM Funds have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with affiliates of the Manager without shareholder approval, unless those affiliates are wholly-owned by Allianz. Because RCM, RCM AP and AGIA are not wholly-owned by Allianz, the Exemptive Order does not currently apply to Funds sub-advised by RCM, RCM AP or AGIA. However, the Trust and the Manager may seek further exemptive and no-action relief in order to permit the Trust to rely on the terms of the Exemptive Order.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters	In June and September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID and certain of their affiliates, agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which Allianz Global Fund Management serves as investment manager. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The investment manager settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds formerly sub-advised by PEA. Allianz Global Fund Management, PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid and its affiliates agreed to pay a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. None of these settlements alleged that any inappropriate activity took place with respect to the Funds. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, Allianz Global Fund Management, the Sub-Advisers and AGID believe that these matters are not likely to have a material adverse

Prospectus	137

effect on the Funds or on Allianz Global Fund Management’s, the Sub-Advisers’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, the Sub-Advisers or AGID to perform their respective contracts with respect to the Funds.

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Prospectus	141

Classes of Shares—Class A, B, C and R Shares

For each Fund in this Prospectus, the Trust offers investors Class A and Class C shares. As noted in the Fund Summaries above, certain Funds also offer Class B and/or Class R shares. Subject to the qualifications described below under “Sale of Class B Shares,” as of November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

Before purchasing shares of the Funds directly, an investor should inquire about the other classes of shares offered by the Trust and particular Funds, some of which are offered in different prospectuses. As described within the applicable prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

Class A and Class C shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares—Investment Minimums & Minimum Account Size,” whereas Class R shares are generally available only to “specified benefit plan” investors as described below under “How to Buy and Sell Shares—Buying Shares—R Shares.” Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class A Shares	• You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•   You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•   Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders, but pay initial sales charges that do not apply to Class B or Class C shares.

•   You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge. Please see the Statement of Additional Information for details.

• Class A shares do not convert into any other class of shares.

Class B Shares
•   You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares.

•   You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•   Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•   Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

• For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Statement of Additional Information.

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Class C Shares	• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•   Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

Class R Shares	• Class R shares are generally available only to specified benefit plans. See “How to Buy and Sell Shares—Class R Shares” below for additional information on eligible investors.

•   You do not pay an initial sales charge when you buy Class R shares and you are not charged a CDSC for redeeming Class R shares, however, you may be charged transaction fees and/or other charges as noted below.

• Class R shares are subject to higher 12b-1 fees than Class A shares and lower 12b-1 fees than Class B and Class C shares.

All Classes	Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information for details. The following provides additional information about the sales charges and other expenses associated with each share Class.

Initial Sales Charges—Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

	Sales Charge	Sales Charge
	as % of Net	as % of Public
Amount of Purchase	Amount Invested	Offering Price

$0–$49,999	5.82%	5.50%

$50,000–$99,999	4.71%	4.50%

$100,000–$249,999	3.63%	3.50%

$250,000–$499,999	2.56%	2.50%

$500,000–$999,999	2.04%	2.00%

$1,000,000+	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more Funds or series of Allianz Funds, PIMCO Equity Series and PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), together with upcoming changes to these programs, are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

Effective April 11, 2011, a shareholder of a Fund who qualifies as a Qualifying Investor will no longer be permitted to combine concurrent purchases of Class A shares of one or more series of PIMCO Funds or PIMCO Equity Series for purposes of qualifying for a sales charge waiver or reduction pursuant to the Combined

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Purchase Privilege, and vice versa. Also effective April 11, 2011, holdings of PIMCO Funds or PIMCO Equity Series shares will not be eligible for aggregation with holdings of Fund shares for purposes of qualifying for a reduced sales charge or waiver on purchases of Fund shares pursuant to the Cumulative Quantity Discount (Right of Accumulation) Privilege, and vice versa.

The term “Qualifying Investor” refers to:

         (i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

For example, the following illustrates the operation of the Right of Accumulation:

•   Example: If a shareholder owned Class A shares of the RCM All Horizons Fund with a current net asset value of $10,000, Class B shares of the Allianz Global Investors Solutions Core Allocation Fund with a current net asset value of $5,000 and Class C shares of the NFJ Global Dividend Value Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the RCM Disciplined Equity Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the RCM Disciplined Equity Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Effective for Letters of Intent received on and after April 11, 2011, investors in a Fund will not qualify for any reduced sales charge based on intended purchases of PIMCO Funds or PIMCO Equity Series shares, and vice versa.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are described in the Statement of Additional Information.

Effective April 11, 2011, the Reinstatement Privilege will no longer apply to reinvestment of redemption proceeds from Fund shares into PIMCO Funds or PIMCO Equity Series, and vice versa. As of that date, in cases where any proceeds from redemptions of Class A shares of a Fund are invested into Class A shares of a PIMCO Funds or PIMCO Equity Series fund, the investment will be subject to any applicable sales charge, and vice versa. Redeemed Fund shares that are otherwise eligible for reinstatement will continue to be eligible for reinstatement into PIMCO Funds or PIMCO Equity Series without a sales charge until the earlier of (i) the 120th day following redemption or (ii) the business day immediately prior to April 11, 2011, and vice versa.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charges on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase

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(including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds or the Underlying Funds; employees of the Manager, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

• all of the investor’s accounts held directly with the Trust or through a financial intermediary;

• any account of the investor at another financial intermediary; and

• accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales charges associated with Eligible Funds.

Initial Sales Charges— Class B, Class C and Class R Shares	As discussed above, Class B, Class C and Class R shares of the Funds are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares	Years Since Purchase	Percentage Contingent
	Payment was Made	Deferred Sales Charge

	First	5

	Second	4

	Third	3

	Fourth	3

	Fifth	2

	Sixth	1

	Seventh and thereafter	0 *

* After the seventh year, Class B shares of the Funds purchased after September 30, 2004 convert into Class A shares as described below. Class B shares of the Funds purchased before October 1, 2004 convert into Class A shares after the eighth year.

Class C Shares	Years Since Purchase	Percentage Contingent
	Payment was Made	Deferred Sales Charge

	First	1

	Thereafter	0

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

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How CDSCs are Calculated	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•   Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. The Statement of Additional Information is available free of charge from the Distributor.

Sales of Class B Shares	Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined in above under “Class B shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds’ current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds, PIMCO Equity Series and PIMCO Funds that have Class B shares outstanding in accordance with the Funds’ policies. See “How to Buy and Sell Shares—Exchanging Shares” for details. In certain circumstances, Class B shares of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. Class B shareholders who have direct accounts with the Funds that previously involved recurring investments in Class B shares of any of the Funds through the automated investment plans now have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

146	Allianz Multi-Strategy Funds

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any financial service firm authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Manager or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor and its affiliates may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

	Servicing	Distribution
All Funds	Fee	Fee

Class A	0.25%	None

Class B	0.25%	0.75%

Class C	0.25%	0.75%

Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B, Class C, and Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares of the Funds. Also, because Class B shares purchased after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which you purchase your shares.

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With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in the Trust and Allianz Funds and 0.03% of the assets invested in PIMCO Funds and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Class R shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

In addition, the Manager may make arrangements for a Fund to make payments, directly or through the Manager or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain services with respect to Class A and Class C shares of a Fund in nominee or street name, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agent or other service providers.

The payments described above may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Manager and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other

148	Allianz Multi-Strategy Funds

accounts. The Distributor and the Manager do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Fund, the Distributor and the Manager to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds” above.

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How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information (which is available free of charge by writing the Distributor or calling 1-800-426-0107) provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

• Wire transfer procedures
• Automatic purchase, exchange and withdrawal programs
• Programs that establish a link from your Fund account to your bank account
• Special arrangements for tax-qualified retirement plans
• Investment programs that allow you to reduce or eliminate initial sales charges
• Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” below for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. There are certain exceptions where an order is received by the Distributor from a broker, dealer, or financial service firm after NAV is determined that day. Such an order will be processed at that day’s NAV if it was received by the broker, dealer, or firm from its customer or specified benefit plan prior to the NAV determination and was received by the Distributor before 9:30 a.m., Eastern time, on the following business day. Please see the Statement of Additional Information for details.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, Boston Financial Data Services, Inc. (“Transfer Agent”), for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares—Classes A, B and C	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

    •   Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

    •   Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC along with a completed application form, as described under “All Share Classes” below, to:

Allianz Global Investors Distributors LLC P.O. Box 8050 Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s

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checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Buying Shares— Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares — Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Specified benefit plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC P.O. Box 8050 Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

For Class R shares of the Funds, specified benefit plans may establish various minimum investment and account size requirements. Plan participants should contact their plan administrator for more information.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ and Underlying Funds’ (for purposes of this section, the “Funds”) investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities

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of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust, Allianz Funds, PIMCO Equity Series and PIMCO Funds exceeds $50,000.

Effective April 11, 2011, a shareholder’s Class A, B, C or R account with the Trust and/or Allianz Funds will not be aggregated with the shareholder’s account with PIMCO Funds or PIMCO Equity Series for purposes of qualifying for an exception to the Minimum Account Size requirement, and vice versa.

Exchanging Shares	Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other Fund or of another series of Allianz Funds, PIMCO Equity Series or PIMCO Funds that offers the same Class of shares. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees.

Effective April 11, 2011, the exchange privilege as described above will no longer apply to exchanges of Fund shares for shares of PIMCO Funds or PIMCO Equity Series, and vice versa. On and after April 11, 2011, when Fund shareholders purchase PIMCO Funds or PIMCO Equity Series shares with proceeds from the redemption of Fund shares, and vice versa, such transactions will not be treated as exchanges eligible for sales charge waivers or other arrangements associated with the exchange privilege. In addition, the redeemed shares

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will be subject to any applicable CDSCs, and the purchased shares will be subject to the full length of any CDSC holding period applicable to newly-purchased shares.

For Class A, Class B, and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, for taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

For Class R shares, specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Plan administrators should contact their financial service firm for information about the firm. You may exchange Class R shares only with respect to Funds or other eligible series that are registered in your state of residence or where an exemption from registration is available.

In certain circumstances, shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege (other than with respect to exchanges for shares of PIMCO Equity Series and PIMCO Funds, as described above), it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Selling Shares— Class A, B and C	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

    •   Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

    •   Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

         (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

         (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or

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guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts — you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

• Telephone requests to the Transfer Agent
• Expedited wire transfers
• Automatic Withdrawal Plan
• Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares— Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish

154	Allianz Multi-Strategy Funds

evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments	For Class A, Class B and Class C shares, redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

For Class R shares, redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares	The Trust currently does not, and has no intention to, issue share certificates. Should it do so in the future, and if you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

A Medallion signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name. 2. Date of birth (for individuals). 3. Residential or business street address. 4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Funds are offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Global Investors Solutions Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective Funds. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

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Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Allianz Fund	At Least Annually	Quarterly	Monthly

Core Allocation, AGIC Convertible and Retirement Income Funds		•

AGIC High Yield Fund			•

All other Funds	•

In addition, each Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

• Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

    •   Invest all distributions in shares of the same class of any other Fund or series of Allianz Funds, PIMCO Equity Series or PIMCO Funds that offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. Class R shareholders may utilize this distribution option only if it is offered by your specified benefit plan, and only with respect to Funds or other series that are investment options offered by the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

Effective April 11, 2011, Fund shareholders will no longer be permitted to elect to have their Fund distributions automatically reinvested in shares of the same class of any PIMCO Funds or PIMCO Equity Series fund, and vice versa.

Fund shareholders may continue to elect to have distributions invested in the same class of another Fund or series of Allianz Funds. Fund shareholders who currently have elected to have Fund distributions reinvested in shares of PIMCO Funds or PIMCO Equity Series are encouraged to contact the Trust at 1-800-426-0107 or the financial intermediary through which they invest to select another option prior to April 11, 2011. Any Fund shareholder who has elected to reinvest distributions in PIMCO Funds or PIMCO Equity Series and does not select another option prior to April 11, 2011 will have future distributions reinvested into additional shares of the same class of the Fund issuing the distributions, unless and until the Trust is informed otherwise by the shareholder or the shareholder’s financial intermediary.

    •   Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107. For Class R shares, cash distributions will be credited to your account at your specified benefit plan if this option is elected when your account is established.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-426-0107.

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Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

•   Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has designated as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Funds meets holding period and other requirements with respect to shares of the Underlying Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

If a Fund distributes capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), and the distributions are supported by the Fund’s current and accumulated earnings and profits (which can occur if losses are carried forward from taxable years beginning on before December 22, 2010), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of capital gains over capital losses realized, in each case, in the current taxable year.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

The Target Funds’ use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Target Funds, and, therefore, could increase the amount of taxes payable by shareholders. See “Taxation—Fund Distributions” in the Statement of Additional Information.

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•   Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

•   A Note on Non-U.S. Investments. A Fund or Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. A Fund or Underlying Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•   Backup Withholding. The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid before January 1, 2013 and is currently scheduled to increase to 31% for amounts paid thereafter.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the Fund Summaries and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Disclosure Relating to AGI Solutions Funds	As each AGI Solutions Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Global Investors Solutions Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each AGI Solutions Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such forwards, options, futures contracts or swap agreements, a AGI Solutions Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the AGI Solutions Funds and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-498-5413 (for the Trust or Allianz Funds), or 1-800-927-4648 (for PIMCO Equity Series, PIMCO ETF Trust or PIMCO Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest

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in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings	The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities	The Funds may invest in foreign (non-U.S.) securities. The Funds (other than the RCM Funds and the Underlying Funds sub-advised by RCM, collectively, for the purpose of this sub-section, referred to as the “RCM Funds”) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). For the RCM Funds, RCM considers non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

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Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities	Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the applicable Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions. The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign

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currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested

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in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked

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bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by a Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the applicable Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or

166	Allianz Multi-Strategy Funds

unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Prospectus	167

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. The Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	Each Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on practicable terms and may instead seek all of their short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

168	Allianz Multi-Strategy Funds

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REITs and Real Estate-Linked Derivatives	The Funds may invest in real estate investment trusts (REITs) or real estate-linked derivative instruments. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs or real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected,

Prospectus	169

which may lead to reinvestment of assets at lower prevailing interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, certain of the Funds had a portfolio turnover rate in excess of 100% as noted in the Fund Summary of each such Fund. These and other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the AGIC Convertible, AGIC High Yield Bond, NFJ Global Dividend Value, RCM China Equity, RCM Disciplined Equity, RCM Global EcoTrendssm and RCM Global Water Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on

170	Allianz Multi-Strategy Funds

the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. The Funds sub-advised by RCM may use Grassrootssm Research in addition to their traditional research activities. Grassrootssm Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Prospectus	171

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. In addition, financial highlights for the predecessor funds of certain AGIC Funds that recently reorganized into the Trust are provided in separate tables at the end of this section. The AGIC Focused Opportunity Fund, RCM China Equity Fund and RCM Redwood Fund recently commenced operations and as a result financial highlights are not available for these Funds; financial statements for these Funds are not included in the Trust’s shareholder reports for the periods shown.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The information for the period ended May 31, 2010 is included in the Trust’s semi-annual reports to shareholders, and is unaudited. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

								Ratio of	Ratio of
								Expenses to	Expenses to
								Average	Average	Ratio of Net
	Net Asset		Net Realized		Net Asset		Net Assets	Net Assets	Net Assets	Investment
	Value	Net	and Change	Total from	Value		End	with Fee	without Fee	Income to
For a share outstanding	Beginning	Investment	in Unrealized	Investment	End	Total	of Period	Waiver and	Waiver and	Average	Portfolio
for the period ended:	of Period	Income(a)	Gain(a)	Operations	of Period	Return(b)	(000)	Reimbursement(c)(d)	Reimbursement(c)(d)	Net Assets(c)(d)	Turnover

AGI Solutions 2015:
Class A
5/31/2010+	$18.38	$0.29	$(0.04)	$0.25	$17.83	1.37%	$207	0.50%	5.11%	3.22%	12%
12/29/2008* – 11/30/2009	15.00	0.53	2.85	3.38	18.38	22.53	78	0.50	9.98	3.36	21
Class C
5/31/2010+	18.25	0.26	(0.08)	0.18	17.72	1.01	105	1.25	5.86	2.91	12
12/29/2008* – 11/30/2009	15.00	0.40	2.85	3.25	18.25	21.67	71	1.25	8.61	2.61	21
Class R
5/31/2010+	18.35	0.32	(0.09)	0.23	17.84	1.25	12	0.75	5.36	3.58	12
12/29/2008* – 11/30/2009	15.00	0.47	2.88	3.35	18.35	22.33	12	0.75	7.76	3.11	21
AGI Solutions 2020:
Class A
5/31/2010+	$18.58	$0.34	$(0.19)	$0.15	$17.88	0.86%	$84	0.53%	5.57%	3.71%	10%
12/29/2008* – 11/30/2009	15.00	0.53	3.05	3.58	18.58	23.87	40	0.53	10.16	3.38	25
Class C
5/31/2010+	18.46	0.19	(0.11)	0.08	17.75	0.46	94	1.28	6.32	2.14	10
12/29/2008* – 11/30/2009	15.00	0.40	3.06	3.46	18.46	23.07	30	1.28	10.57	2.63	25
Class R
5/31/2010+	18.55	0.33	(0.21)	0.12	17.88	0.69	12	0.78	5.82	3.68	10
12/29/2008* – 11/30/2009	15.00	0.47	3.08	3.55	18.55	23.67	12	0.78	8.76	3.13	25

+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

172	Allianz Multi-Strategy Funds

								Ratio of	Ratio of
								Expenses to	Expenses to
								Average	Average	Ratio of Net
	Net Asset		Net Realized		Net Asset		Net Assets	Net Assets	Net Assets	Investment
	Value	Net	and Change	Total from	Value		End	with	without	Income to
For a share outstanding	Beginning	Investment	in Unrealized	Investment	End	Total	of Period	Waiver and	Waiver and	Average	Portfolio
for the period ended:	of Period	Income(a)	Gain(a)	Operations	of Period	Return(b)	(000)	Reimbursement(c)(d)	Reimbursement(c)(d)	Net Assets(c)(d)	Turnover

AGI Solutions 2030:
Class A
5/31/2010+	$19.36	$0.29	$(0.23)	$0.06	$18.75	0.17%	$312	0.63%	5.14%	3.00%	17%
12/29/2008* – 11/30/2009	15.00	0.41	3.95	4.36	19.36	29.07	179	0.63	9.16	2.47	11
Class C
5/31/2010+	19.28	0.19	(0.22)	(0.03)	18.64	(0.22)	182	1.37	5.89	2.04	17
12/29/2008* – 11/30/2009	15.00	0.28	4.00	4.28	19.28	28.53	78	1.38	9.74	1.72	11
Class R
5/31/2010+	19.37	0.30	(0.28)	0.02	18.79	0.03	13	0.88	5.39	3.08	17
12/29/2008* – 11/30/2009	15.00	0.34	4.03	4.37	19.37	29.13	13	0.88	7.74	2.22	11
AGI Solutions 2040:
Class A
5/31/2010+	$20.08	$0.39	$(0.51)	$(0.12)	$19.32	(0.68)%	$57	0.56%	5.47%	3.92%	23%
12/29/2008* – 11/30/2009	15.00	0.30	4.78	5.08	20.08	33.87	23	0.56	11.53	1.93	13
Class C
5/31/2010+	19.92	0.33	(0.53)	(0.20)	19.19	(1.13)	36	1.31	6.22	3.36	23
12/29/2008* – 11/30/2009	15.00	0.19	4.73	4.92	19.92	32.80	42	1.31	11.89	1.18	13
Class R
5/31/2010+	20.03	0.36	(0.51)	(0.15)	19.31	(0.85)	13	0.81	5.72	3.60	23
12/29/2008* – 11/30/2009	15.00	0.26	4.77	5.03	20.03	33.53	14	0.81	10.01	1.68	13

+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

Prospectus	173

Financial Highlights (continued)

								Ratio of	Ratio of
								Expenses to	Expenses to
								Average	Average	Ratio of Net
	Net Asset		Net Realized		Net Asset		Net Assets	Net Assets	Net Assets	Investment
	Value	Net	and Change	Total from	Value		End	with	without	Income to
For a share outstanding	Beginning	Investment	in Unrealized	Investment	End	Total	of Period	Waiver and	Waiver and	Average	Portfolio
for the period ended:	of Period	Income(a)	Gain(a)	Operations	of Period	Return(b)	(000)	Reimbursement(c)(d)	Reimbursement(c)(d)	Net Assets(c)(d)	Turnover

AGI Solutions 2050:
Class A
5/31/2010+	$20.07	$0.38	$(0.51)	$(0.13)	$19.32	(0.75)%	$49	0.56%	6.15%	3.83%	21%
12/29/2008* – 11/30/2009	15.00	0.31	4.76	5.07	20.07	33.80	30	0.56	9.92	1.91	11
Class C
5/31/2010+	19.96	0.32	(0.52)	(0.20)	19.26	(1.09)	13	1.31	6.90	3.23	21
12/29/2008* – 11/30/2009	15.00	0.18	4.78	4.96	19.96	33.07	13	1.31	10.64	1.16	11
Class R
5/31/2010+	20.06	0.37	(0.53)	(0.16)	19.32	(0.85)	14	0.81	6.40	3.71	21
12/29/2008* – 11/30/2009	15.00	0.26	4.80	5.06	20.06	33.73	13	0.81	10.14	1.66	11

+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

174	Allianz Multi-Strategy Funds

														Ratio of		Ratio of
														Expenses to		Expenses to
														Average		Average		Ratio of Net
	Net Asset		Net Realized		Dividends	Distributions		Total			Net Asset		Net Assets	Net Assets		Net Assets		Investment
	Value	Net	and Change	Total from	from Net	from Net		Dividends			Value		End	with		without		Income to
For a share outstanding	Beginning	Investment	in Unrealized	Investment	Investment	Realized	Return	and	Redemption		End	Total	of Period	Waiver and		Waiver and		Average		Portfolio
for the period ended:	of Period	Income(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	of Capital	Distributions	Fees(a)		of Period	Return(c)	(000)	Reimbursement(d)		Reimbursement(d)		Net Assets(d)		Turnover

AGI Solutions Core Allocation:
Class A
5/31/2010+	$9.84	$0.16	$(0.15)	$0.01	$(0.22)	$—	$—	$(0.22)	$—		$9.63	0.04%	$60,293	0.56	%(e)	1.32	%(e)	3.25	%(e)	30%
7/1/2009** – 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—	—	(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—	(0.09)	(0.49)	—	(b)	8.45	(15.51)	47,224	0.63		0.76		3.51		69
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)	(0.14)	(1.32)	—	(b)	10.62	(5.45)	63,265	0.65		0.65		2.74		17
6/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)	—	(0.92)	—	(b)	12.57	14.82	70,370	0.72		0.72		1.98		17
6/30/2006	11.08	0.19	0.80	0.99	(0.16)	(0.13)	—	(0.29)	—	(b)	11.78	9.03	65,643	0.65		0.65		1.65		6
6/30/2005	10.60	0.22	0.50	0.72	(0.24)	—	—	(0.24)	—		11.08	6.84	48,049	0.65		0.65		2.04		25
Class B
5/31/2010+	9.92	0.13	(0.16)	(0.03)	(0.13)	—	—	(0.13)	—		9.76	(0.25)	23,796	1.31	(e)	2.07	(e)	2.60	(e)	30
7/1/2009** – 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—	—	(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—	(0.08)	(0.41)	—	(b)	8.53	(16.12)	29,177	1.39		1.50		2.67		69
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)	(0.14)	(1.15)	—	(b)	10.70	(6.07)	60,519	1.40		1.40		2.03		17
6/30/2007	11.72	0.15	1.46	1.61	(0.61)	(0.15)	—	(0.76)	—	(b)	12.57	13.98	82,725	1.47		1.47		1.19		17
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)	—	(0.20)	—	(b)	11.72	8.20	80,506	1.40		1.40		0.86		6
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—	—	(0.16)	—		11.01	5.91	71,858	1.40		1.40		1.30		25
Class C
5/31/2010+	9.89	0.13	(0.16)	(0.03)	(0.13)	—	—	(0.13)	—		9.73	(0.29)	84,335	1.31	(e)	2.07	(e)	2.54	(e)	30
7/1/2009** – 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—	—	(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—	(0.08)	(0.41)	—	(b)	8.50	(16.21)	80,857	1.39		1.50		2.74		69
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)	(0.14)	(1.16)	—	(b)	10.68	(6.10)	138,659	1.40		1.40		1.99		17
6/30/2007	11.72	0.15	1.46	1.61	(0.63)	(0.15)	—	(0.78)	—	(b)	12.55	14.06	168,495	1.47		1.47		1.23		17
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)	—	(0.20)	—	(b)	11.72	8.21	140,987	1.40		1.40		0.87		6
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—	—	(0.16)	—		11.01	5.92	120,586	1.40		1.40		1.31		25
Class R
5/31/2010+	9.81	0.15	(0.15)	—	(0.21)	—	—	(0.21)	—		9.60	0.01	12	0.81	(e)	1.62	(e)	3.02	(e)	30
7/1/2009** – 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—	—	(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
5/4/09* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—	(0.01)	(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

+	Unaudited.
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

Prospectus	175

Financial Highlights (continued)

									Ratio of	Ratio of
									Expenses to	Expenses to	Ratio of Net
									Average	Average	Investment
	Net Asset		Net Realized		Dividends	Net Asset		Net Assets	Net Assets	Net Assets	Income to
	Value	Net	and Change	Total from	from Net	Value		End	with Fee	without Fee	Average
For a share outstanding	Beginning	Investment	in Unrealized	Investment	Investment	End	Total	of Period	Waiver and	Waiver and	Net	Portfolio
for the period ended:	of Period	Income(a)	Gain(a)	Operations	Income	of Period	Return(b)	(000)	Reimbursement(c)(d)	Reimbursement(c)(d)	Assets(c)(d)	Turnover

AGI Solutions Growth Allocation:
Class A
5/31/2010+	$19.96	$0.27	$(0.42)	$(0.15)	$(0.46)	$19.32	(0.83)%	$364	0.54%	4.87%	2.64%	44%
4/27/2009* – 11/30/2009	15.00	0.17	4.79	4.96	—	19.96	33.07	41	0.54	6.46	1.57	6
Class C
5/31/2010+	19.87	0.27	(0.48)	(0.21)	(0.43)	19.20	(1.11)	335	1.29	5.62	2.71	44
4/27/2009* – 11/30/2009	15.00	0.09	4.78	4.87	—	19.87	32.47	181	1.29	7.21	0.82	6
Class R
5/31/2010+	19.93	0.38	(0.53)	(0.15)	(0.42)	19.33	(0.89)	13	0.79	5.12	3.75	44
4/27/2009* – 11/30/2009	15.00	0.14	4.79	4.93	—	19.93	32.87	13	0.79	6.71	1.32	6
AGI Solutions Retirement Income:
Class A
5/31/2010+	$17.81	$0.28	$(0.06)	$0.22	$(0.42)	$17.44	1.22%	$487	0.52%	5.16%	3.24%	11%
12/29/2008* – 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	17.81	21.95	256	0.52	8.79	3.42	26
Class C
5/31/2010+	17.83	0.17	(0.01)	0.16	(0.46)	17.36	0.90	831	1.27	5.91	2.00	11
12/29/2008* – 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	17.83	21.11	133	1.27	10.38	2.67	26
Class R
5/31/2010+	17.86	0.30	(0.10)	0.20	(0.31)	17.58	1.10	13	0.77	5.41	3.42	11
12/29/2008* – 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	17.86	21.72	12	0.77	7.31	3.17	26

+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

176	Allianz Multi-Strategy Funds

											Ratio of		Ratio of
											Expenses to		Expenses to
											Average		Average		Ratio of
	Net Asset	Net	Net Realized		Dividends	Distributions	Total				Net Assets		Net Assets		Net Investment
	Value	Investment	and Change	Total from	from Net	from Net	Dividends	Net Asset		Net Assets	with Fee		without Fee		Income (Loss)
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Realized	and	Value End	Total	End of Period	Waiver/		Waiver/		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Capital Gains	Distributions	of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

AGIC Convertible:
Class A
4/12/2010* — 5/31/2010+	$26.22	$0.08	$(1.39)	$(1.31)	$—	$—	$—	$24.91	(5.00)%	$492	1.07	%(c)	1.08	%(c)	2.48	%(c)	46%
Class C
4/12/2010* — 5/31/2010+	26.22	0.06	(1.40)	(1.34)	—	—	—	24.88	(5.11)	19	1.82	(c)	1.83	(c)	1.72	(c)	46
Class R
4/12/2010* — 5/31/2010+	26.22	0.07	(1.39)	(1.32)	—	—	—	24.90	(5.03)	9	1.32	(c)	1.33	(c)	2.11	(c)	46
AGIC High Yield Bond:
Class A
4/12/2010* – 5/31/2010+	$9.65	$0.35	$(0.56)	$(0.21)	$— (d)	$—	$— (d)	$9.44	(2.14)%	$18	1.11	%(c)	1.21	%(c)	3.62	%(c)	72%
Class C
4/12/2010* -5/31/2010+	9.65	0.27	(0.49)	(0.22)	— (d)	—	— (d)	9.43	(2.25)	32	1.86	(c)	1.96	(c)	2.87	(c)	72
Class R
4/12/2010* — 5/31/2010+	9.65	0.32	(0.53)	(0.21)	(0.11)	—	(0.11)	9.33	(2.18)	10	1.36	(c)	1.46	(c)	3.37	(c)	72
AGIC International Growth Opportunities:
Class A
4/12/2010* – 5/31/2010+	$28.30	$0.09	$(3.77)	$(3.68)	$—	$—	$—	$24.62	(13.00)%	$9	1.66	%(c)	4.41	%(c)	2.52	%(c)	11%
Class C
4/12/2010* – 5/31/2010+	28.30	0.06	(3.77)	(3.71)	—	—	—	24.59	(13.11)	9	2.41	(c)	5.16	(c)	1.77	(c)	11
Class R
4/12/2010* – 5/31/2010+	28.30	0.08	(3.77)	(3.69)	—	—	—	24.61	(13.04)	9	1.91	(c)	4.66	(c)	2.28	(c)	11

+	Unaudited.
*	Commencement of operations.
**	Year end changed from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

Prospectus	177

Financial Highlights (continued)

												Ratio of		Ratio of
												Expenses to		Expenses to
												Average		Average		Ratio of Net
	Net Asset	Net		Net Realized		Dividends	Distributions	Total	Net Asset		Net Assets	Net Assets		Net Assets		Investment
	Value	Investment		and Change	Total from	from Net	from Net	Dividends	Value		End	with		without		Income (Loss)
For a share outstanding	Beginning	Income		in Unrealized	Investment	Investment	Realized	and	End	Total	of Period	Waiver and		Waiver and		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)		Gain (Loss)(a)	Operations	Income	Capital Gains	Distributions	of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

AGIC International Growth:
Class A
5/31/2010+	$4.58	$0.03		$(0.38)	$(0.35)	$(0.06)	$—	$(0.06)	$4.17	(7.73)%	$154	1.56	%(c)	2.51	%(c)	1.32	%(c)	79%
2/2/2009* – 11/30/2009	3.40	0.03		1.15	1.18	—	—	—	4.58	34.71	43	1.56	(c)	4.40	(c)	0.69	(c)	133
Class C
5/31/2010+	4.55	0.01		(0.36)	(0.35)	(0.05)	—	(0.05)	4.15	(7.74)	124	2.31	(c)	3.26	(c)	0.41	(c)	79
2/2/2009* – 11/30/2009	3.40	(—	)(d)	1.15	1.15	—	—	—	4.55	33.82	28	2.31	(c)	5.15	(c)	(0.06	)(c)	133
Class R
5/31/2010+	4.57	0.01		(0.36)	(0.35)	(0.04)	—	(0.04)	4.18	(7.66)	12	1.82	(c)	2.76	(c)	0.56	(c)	79
2/2/2009* – 11/30/2009	3.40	0.02		1.15	1.17	—	—	—	4.57	34.41	13	1.82	(c)	4.65	(c)	0.43	(c)	133

+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

178	Allianz Multi-Strategy Funds

											Ratio of		Ratio of
											Expenses to		Expenses to
						Distributions					Average		Average		Ratio of Net
	Net Asset	Net	Net Realized		Dividends	from Net	Total	Net Asset		Net Assets	Net Assets		Net Assets		Investment
	Value	Investment	and Change	Total from	from Net	Realized	Dividends	Value		End	with		without		Income (Loss)
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Capital	and	End	Total	of Period	Waiver and		Waiver and		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Gains	Distributions	of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

NFJ Global Dividend Value:
Class A
5/31/2010+	$18.16	$0.29	$(1.32)	$(1.03)	$(0.34)	$(0.35)	$(0.69)	$16.44	(5.99)%	$832	1.50	%(c)	5.66	%(c)	3.32	%(c)	21%
6/26/09* – 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—	—	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22
Class C
5/31/2010+	18.12	0.23	(1.31)	(1.08)	(0.37)	(0.35)	(0.72)	16.32	(6.31)	550	2.25	(c)	6.41	(c)	2.62	(c)	21
6/26/09* – 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—	—	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22
RCM All Horizons:
Class A
5/31/2010+	$12.58	$(0.01)	$(0.88)	$(0.89)	$(0.07)	$—	$—	$11.62	(7.09)%	$231	1.66	%(c)	9.90	%(c)	(0.22	)%(c)	110%
11/30/2009	9.73	0.06	2.81	2.87	(0.02)	—	—	12.58	29.58	65	1.66		22.14		0.48		171
7/15/2008* – 11/30/2008	15.00	0.01	(5.28)	(5.27)	—	—	—	9.73	(35.13)	7	1.66	(c)	18.41	(c)	0.30	(c)	120
Class C
5/31/2010+	12.47	(0.06)	(0.88)	(0.94)	— (d)	—	— (d)	11.53	(7.54)	101	2.41	(c)	10.65	(c)	(0.92	)(c)	110
11/30/2009	9.70	(0.03)	2.80	2.77	— (d)	—	—	12.47	28.58	33	2.41		18.92		(0.27)		171
7/15/2008* – 11/30/2008	15.00	(0.02)	(5.28)	(5.30)	—	—	—	9.70	(35.33)	8	2.41	(c)	19.16	(c)	(0.43	)(c)	120

+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

Prospectus	179

Financial Highlights (continued)

			Net											Ratio of		Ratio of
			Realized											Expenses to		Expenses to		Ratio of Net
			and			Distributions								Average		Average		Investment
	Net Asset	Net	Change in		Dividends	from Net	Total			Common	Net Asset		Net Assets	Net Assets		Net Assets		Income
	Value	Investment	Unrealized	Total from	from Net	Realized	Dividends			Stock	Value		End of	with		without		(Loss) to
For a share outstanding	Beginning	Income	Gain	Investment	Investment	Capital	and	Redemption		Offering	End of	Total	Period	Waiver and		Waiver and		Average		Portfolio
for the period ended:	of Period	(Loss)(a)	(Loss)(a)	Operations	Income	Gains	Distributions	Fees(a)(f)		Costs	Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

RCM Disciplined Equity:
Class A
5/31/2010+	$14.53	$0.04	$(0.19)	$(0.15)	$(0.05)	$(0.46)	$(0.51)	$—		$—	$13.87	(1.07)%	$1,332	1.34	%(c)	2.27	%(c)	0.48	%(c)	16%
11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)	(0.24)	—		—	14.53	40.58	1,686	1.34		3.97		0.63		34
7/15/2008* – 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—	—	—		—	10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80	(c)	18
Class C
5/31/2010+	14.39	(0.02)	(0.19)	(0.21)	— (e)	(0.46)	(0.46)	—		—	13.72	(1.50)	703	2.09	(c)	3.02	(c)	(0.27	)(c)	16
11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)	(0.24)	—		—	14.39	39.51	628	2.09		4.72		(0.12)		34
7/15/2008* – 11/30/2008	15.00	0.02	(4.46)	(4.44)	—	—	—	—		—	10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47	(c)	18
RCM Global EcoTrendssm:
Class A
5/31/2010+	$20.84	$(0.06)	$(2.99)	$(3.05)	$—	$—	$—	$—		$—	$17.79	(14.64)%	$62,100	1.81	%(c)	1.82	%(c)	(0.61	)%(c)	24%
11/30/2009	16.34	(0.09)	4.59	4.50	—	—	—	—	(e)	—	20.84	27.54	86,025	2.02		2.02		(0.48)		39
11/30/2008	36.99	(0.24)	(20.03)	(20.27)	—	(0.38)	(0.38)	—	(e)	—	16.34	(55.36)	80,610	1.52	(d)	1.67	(d)	(0.78)		67
1/31/2007* – 11/30/2007	23.88 **	(0.19)	13.35	13.16	—	—	—	—		(0.05)	36.99	54.90	176,337	1.78(c	)(d)	1.78(c	)(d)	(0.96	)(c)	27
Class C
5/31/2010+	20.66	(0.13)	(2.96)	(3.09)	—	—	—	—		—	17.57	(14.96)	7,016	2.56	(c)	2.57	(c)	(1.28	)(c)	24
11/30/2009	16.32	(0.25)	4.59	4.34	—	—	—	—	(e)	—	20.66	26.59	7,682	2.82		2.82		(0.28)		39
9/02/2008* – 11/30/2008	31.57	(0.07)	(15.18)	(15.25)	—	—	—	—	(e)	—	16.32	(48.31)	746	2.40(c	)(d)	3.12(c	)(d)	(1.97	)(c)	67

+	Unaudited.
*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).
(e)	Less than $(0.01) per share.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.

180	Allianz Multi-Strategy Funds

											Ratio of		Ratio of
											Expenses to		Expenses to
										Net	Average		Average		Ratio of Net
	Net Asset	Net	Net Realized		Dividends			Net Asset		Assets	Net Assets		Net Assets		Investment
	Value	Investment	and Change	Total from	from Net			Value		End of	with		without		Income (Loss)
For a share outstanding	Beginning	Income	in Unrealized	Investment	Investment	Redemption		End	Total	Period	Waiver and		Waiver and		to Average		Portfolio
for the period ended:	of Period	(Loss)(a)	Gain (Loss)(a)	Operations	Income	Fees(a)(f)		of Period	Return(b)	(000)	Reimbursement		Reimbursement		Net Assets		Turnover

RCM Global Water:
Class A
5/31/2010+	$7.99	$0.04	$(0.66)	$(0.62)	$(0.01)	$—		$7.36	(7.81)%	$20,952	1.82	%(c)	1.83	%(c)	0.91	%(c)	22%
11/30/2009	6.28	0.06	1.84	1.90	(0.19)	—	(e)	7.99	30.93	23,787	2.04		2.04		0.90		47
3/31/2008* – 11/30/2008	10.00	0.20	(3.92)	(3.72)	—	—	(e)	6.28	(37.20)	20,589	1.60(c	)(d)	2.10(c	)(d)	3.44	(c)	54
Class C
5/31/2010+	7.93	0.01	(0.66)	(0.65)	— (e)	—		7.28	(8.20)	19,559	2.57	(c)	2.58	(c)	0.13	(c)	22
11/30/2009	6.24	0.01	1.84	1.85	(0.16)	—	(e)	7.93	30.19	22,393	2.79		2.79		0.15		47
3/31/2008* – 11/30/2008	10.00	0.16	(3.92)	(3.76)	—	—	(e)	6.24	(37.60)	18,727	2.35(c	)(d)	2.85(c	)(d)	2.73	(c)	54
RCM International Opportunities:
Class A
5/31/2010+	$12.49	$0.05	$(1.54)	$(1.49)	$(0.07)	$—		$10.93	(12.03)%	$17	1.56	%(c)	2.77	%(c)	0.74	%(c)	12%
11/30/2009	9.22	0.13	3.19	3.32	(0.05)	—		12.49	36.19	42	1.56		17.58		1.16		35
7/15/2008* – 11/30/2008	15.00	0.03	(5.81)	(5.78)	—	—		9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9
Class C
5/31/2010+	12.41	0.05	(1.58)	(1.53)	(0.01)	—		10.87	(12.35)	30	2.31	(c)	3.52	(c)	0.84	(c)	12
11/30/2009	9.20	0.04	3.18	3.22	(0.01)	—		12.41	35.05	32	2.31		12.95		0.41		35
7/15/2008* – 11/30/2008	15.00	— (e)	(5.80)	(5.80)	—	—		9.20	(38.67)	6	2.31	(c)	10.40	(c)	(0.04	)(c)	9

+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).
(e)	Less than $0.01 per share.
(f)	Effective May 1, 2009, redemption fees were eliminated.

Prospectus	181

Financial Highlights (continued)

The financial highlights table below is intended to help you understand the financial performance of the Institutional Class shares, and in certain noted cases Class P shares, of the Allianz AGIC Convertible, Allianz AGIC Emerging Growth, Allianz AGIC High Yield Bond and Allianz AGIC International Growth Opportunities Funds (together, the “New AGIC Funds”) since the classes of shares were first offered. Certain information reflects financial results for a single Fund share.

The financial information shown below is that of Class I, Class II and Class IV shares of the Nicholas-Applegate U.S. Convertible Fund, the Allianz AGIC Convertible Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. Emerging Growth Fund, the Allianz AGIC Emerging Growth Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. High Yield Bond Fund, the Allianz AGIC High Yield Bond Fund’s predecessor, and Class I, Class II and Class III shares of the Nicholas-Applegate International Growth Opportunities Fund, the Allianz AGIC International Growth Opportunities Fund’s predecessor. These predecessor funds (each a “Predecessor Fund” and, together, the “Predecessor Funds”) were reorganized into the New AGIC Funds as noted above on April 12, 2010.

For the Allianz AGIC Convertible Fund, Class I and Class II shares of its Predecessor Fund reorganized into the Allianz AGIC Convertible Fund’s Class P shares. Subsequently, after a series of share class authorization, reclassification and conversion transactions relating to Class P and Institutional Class, the Fund’s Class P shares were reclassified as Institutional in order to restore the predecessor Fund’s full performance history to Institutional Class shares. For the Allianz AGIC International Growth Opportunities Fund, Class I shares of its Predecessor Fund reorganized into the Allianz AGIC International Growth Opportunities Fund’s Class P shares. All other classes of Predecessor Funds for which financial information is provided below reorganized into Institutional Class shares of the applicable New AGIC Fund. Other than noted above, the Predecessor Funds did not offer share classes corresponding to the New AGIC Funds’ other Classes of shares during the periods shown, and thus did not offer any share classes corresponding to the Classes within this Prospectus.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares (and Class P shares as noted above) of the New AGIC Funds, assuming reinvestment of all dividends and distributions. The performance shown below is better than that which would have been achieved by Classes of shares of the New AGIC Funds other than Institutional Class and Class P, because of higher fees and expenses associated with these other share Classes.

Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, are included in the November 30, 2009 annual report to shareholders of Nicholas-Applegate Institutional Funds. The Predecessor Funds’ financial statements and the report of independent registered public accounting firm thereon are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

182	Allianz Multi-Strategy Funds

For a Class I share outstanding during the period indicated

						Distributions from:						Ratios to Average Net Assets(3)
			Net
			Realized													Expenses
		Net	and				Net					Net			Expenses	Net of	Fund’s
	Net Asset	Investment	Unrealized		Total from	Net	Realized		Net Asset		Net Assets,	Investment		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Income	Gain		Investments	Investment	Capital	Total	Value,	Total	Ending	Income	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	(Loss)(1)	(Loss)		Operations	Income	Gains	Distributions	Ending	Return(2)	(in 000’s)	(Loss)	Expenses	Recoupment	Recoupment	Offset(4)	Rate

U.S. EMERGING GROWTH
For the period ended 11/30/09	$6.59	$(0.03)	$3.49		$3.46	$—	$—	$—	$10.05	52.50%	$13,942	(0.53)%	1.18%	—	1.18%	1.16%	97%
For the year ended 03/31/09	11.45	(0.04)	(4.82	)(5)	(4.86)	—	—	—	6.59	(42.45)	6,591	(0.34)	1.21	—	1.21	0.90	146
For the year ended 03/31/08	13.09	(0.06)	(0.70	)(5)	(0.76)	—	(0.88)	(0.88)	11.45	(7.01)	7,499	(0.46)	1.21	—	1.21	0.72	129
For the year ended 03/31/07	13.90	(0.07)	0.19	(5)	0.12	—	(0.93)	(0.93)	13.09	1.30	7,409	(0.54)	1.21	—	1.21	0.72	148
For the year ended 03/31/06	9.77	(0.11)	4.25		4.14	—	(0.01)	(0.01)	13.90	42.38	6,721	(1.04)	1.89	(0.39)%	1.50	1.17	128
For the year ended 03/31/05	9.61	(0.07)	0.23		0.16	—	—	—	9.77	1.66	12,043	(0.75)	1.63	(0.17)	1.46	1.06	142
U.S. CONVERTIBLE
For the period ended 11/30/09	$19.01	$0.50	$4.77		$5.27	$(0.36)	$—	$(0.36)	$23.92	27.85%	$64,996	3.34%	1.00%	—	1.00%	0.99%	84%
For the year ended 03/31/09	24.88	0.43	(5.73	)(5)	(5.30)	(0.43)	(0.14)	(0.57)	19.01	(21.30)	20,664	1.86	1.03	—	1.03	0.98	91
For the year ended 03/31/08	24.35	0.37	0.58		0.95	(0.32)	(0.10)	(0.42)	24.88	3.84	47,773	1.45	1.03	—	1.03	0.89	98
For the year ended 03/31/07	24.57	0.45	2.03		2.48	(0.47)	(2.23)	(2.70)	24.35	10.79	39,022	1.89	1.02	—	1.02	0.85	92
For the year ended 03/31/06	22.44	0.27	3.45		3.72	(0.55)	(1.04)	(1.59)	24.57	17.15	31,627	1.02	1.14	(0.11)%	1.03	0.87	92
For the year ended 03/31/05	23.11	0.39	0.66		1.05	(0.45)	(1.27)	(1.72)	22.44	4.62	35,397	1.68	1.10	(0.08)	1.02	0.85	102

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Includes litigation proceeds of approximately $0.03 per share for the U.S. Micro Cap Fund during the fiscal year ended 2009, and $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively.

Prospectus	183

Financial Highlights (continued)

For the U.S. Convertible Fund during the fiscal year ended 2009, litigation proceeds were less than $0.01 per share. The U.S. Emerging Growth Fund received $28,454 from a security litigation settlement for the fiscal year ended 2007 which is reflected in realized gains. The event had a $0.05 per share impact to the fund.

					Distributions from:							Ratios to Average Net Assets(3)
			Net
			Realized													Expenses
		Net	and			Net					Net	Net			Expenses	Net of	Fund’s
	Net Asset	Investment	Unrealized	Total from	Net	Realized			Net Asset		Assets,	Investment		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Income	Gain	Investments	Investment	Capital			Value,	Total	Ending	Income	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	(Loss)(1)	(Loss)	Operations	Income	Gains Distributions		Total	Ending	Return(2)	(in 000’s)	(Loss)	Expenses	Recoupment	Recoupment	Offset(4)	Rate

INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.29	$0.14	$9.43	$9.57	$—	$—		$—	$25.86	58.75%	$66,137	0.90%	1.41%	—	1.41%	1.41%	64%
For the year ended 03/31/09	40.10	0.33	(19.44)	(19.11)	—	(4.70)		(4.70)	16.29	(48.16)	39,680	1.14	1.44	—	1.44	1.17	106
For the year ended 03/31/08	57.36	0.14	3.43	3.57	(1.26)	(19.56)		(20.83)	40.10	2.74	113,239	0.26	1.44	—	1.44	1.13	86
For the year ended 03/31/07	49.86	0.05	9.07	9.12	—	(1.62)		(1.62)	57.36	18.71	104,003	0.09	1.43	—	1.43	1.18	127
For the year ended 03/31/06	35.01	(0.01)	15.10	15.09	(0.24)	—		(0.24)	49.86	43.34	107,749	(0.02)	1.38	0.00%	1.38	1.07	168
For the year ended 03/31/05	29.43	0.32	5.35	5.67	(0.09)	—		(0.09)	35.01	19.28	55,462	1.05	1.42	0.00	1.42	1.11	110
U.S. HIGH YIELD BOND
For the period ended 11/30/09	$7.40	$0.52	$1.77	$2.29	$(0.52)	$—		$(0.52)	$9.17	31.50%	$69,667	9.08%	0.61	—	0.61%	0.61%	120%
For the year ended 03/31/09	9.36	0.71	(1.90)	(1.19)	(0.77)	—		(0.77)	7.40	(13.01)	49,233	8.56	0.64	—	0.64	0.61	55
For the year ended 03/31/08	10.27	0.76	(0.86)	(0.10)	(0.81)	—		(0.81)	9.36	(1.06)	50,271	7.66	0.63	—	0.63	0.57	81
For the year ended 03/31/07	10.00	0.73	0.30	1.03	(0.76)	—		(0.76)	10.27	10.76	63,925	7.21	0.64	—	0.64	0.52(6)	92
For the year ended 03/31/06	10.04	0.70	0.02	0.72	(0.76)	—		(0.76)	10.00	7.40	81,187	6.70	0.82	(0.18)%	0.64	0.56	112
For the year ended 03/31/05	10.34	0.85	(0.31)	0.54	(0.84)	(0.00	)(5)	(0.84)	10.04	5.40	131,677	7.82	0.82	(0.19)	0.63	0.60	123

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Less than one penny per share.
(6)	For the year ended March 31, 2007, ratios do not include one time expense credit. Had this credit been included, the expense ratios would have been decreased by 0.07%.

184	Allianz Multi-Strategy Funds

For a Class II share outstanding during the period indicated

						Distributions from:						Ratios to Average Net Assets(3)
			Net
			Realized													Expenses
			and				Net								Expenses	Net of	Fund’s
	Net Asset	Net	Unrealized		Total from	Net	Realized		Net Asset		Net Assets,	Net		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Investment	Gain		Investments	Investment	Capital	Total	Value,	Total	Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Turnover	Turnover
	Beginning	Income(1)	(Loss)		Operations	Income	Gains	Distributions	Ending	Return(2)	(in 000’s)	Income	Expenses	Recoupment	Recoupment	Offset(4)	Rate

U.S. CONVERTIBLE
For the period ended 11/30/09	$19.02	$0.51	$4.78		$5.29	$(0.36)	$—	$(0.36)	$23.95	27.95%	$37,823	3.46%	0.90%	—	0.90%	0.89%	84%
For the year ended 03/31/09	24.88	0.53	(5.80	)(5)	(5.27)	(0.45)	(0.14)	(0.59)	19.02	(21.21)	29,568	2.51	0.93	—	0.93	0.88	91
For the year ended 03/31/08	24.36	0.41	0.56		0.97	(0.35)	(0.10)	(0.45)	24.88	3.91	9,103	1.58	0.93	—	0.93	0.79	98
For the year ended 03/31/07	24.58	0.47	2.04		2.51	(0.50)	(2.23)	(2.73)	24.36	10.92	7,880	2.05	0.92	—	0.92	0.75	92
9/30/05 (Commenced) to 03/31/06	23.97	0.30 (1)	1.63		1.93	(0.28)	(1.04)	(1.32)	24.58	8.47 (6)	3,634	2.26	1.01	(0.09)%	0.92	0.77	92
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.93	$0.17	$9.81		$9.98	$—	$—	$—	$26.91	58.95%	$14,224	1.09%	1.26%	—	1.26%	1.26%	64%
For the year ended 03/31/09	41.28	0.34	(19.99)		(19.65)	—	(4.70)	(4.70)	16.93	(48.08)	6,828	1.27	1.29	—	1.29	1.01	106
For the year ended 03/31/08	57.63	0.39	3.17		3.56	(0.35)	(19.56)	(19.91)	41.28	2.90	8,213	0.57	1.27	—	1.27	1.00	86
For the year ended 03/31/07	50.01	0.02	9.22		9.24	—	(1.62)	(1.62)	57.63	18.90	73,640	0.05	1.28	—	1.28	1.03	127
For the year ended 03/31/06	35.02	0.13	15.06		15.19	(0.20)	—	(0.20)	50.01	43.55	32,565	0.36	1.22	(0.00)%	1.22	0.91	168
For the year ended 03/31/05	29.47	0.38	5.32		5.70	(0.15)	—	(0.15)	35.02	19.40	35,233	1.19	1.27	(0.00)	1.27	0.97	110

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Includes litigation proceeds for the U.S. Convertible Fund of less than $0.01 per share, for the fiscal year ended 2009, litigation proceeds were less than $0.01 per share.
(6)	Inception to date return.

Prospectus	185

Financial Highlights (continued)

For a Class III share outstanding during the period indicated

					Distributions from:							Ratios to Average Net Assets(3)
Net
			Realized													Expenses
			and			Net									Expenses	Net of	Fund’s
	Net Asset	Net	Unrealized	Total from	Net	Realized		Net Asset			Net Assets,	Net		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Investment	Gain	Investments	Investment	Capital	Total	Value,	Total		Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	Income(1)	(Loss)	Operations	Income	Gains	Distributions	Ending	Return(2)		(in 000’s)	Income	Expenses	Recoupment	Recoupment	Offset(4)	Rate

INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.94	$0.16	$9.83	$9.99	$—	$—	$—	$26.94	59.03%		$36,342	0.99%	1.20%	—	1.20%	1.20%	64%
9/08/08 (Commenced) to 03/31/09	34.51	0.08	(12.95)	(12.87)	—	(4.70)	(4.70)	16.94	(36.92	)(5)	16,274	0.68	1.24	—	1.24	1.04	106

For a Class IV share outstanding during the period indicated

					Distributions from:						Ratios to Average Net Assets(3)
			Net
			Realized												Expenses
			and			Net								Expenses	Net of	Fund’s
	Net Asset	Net	Unrealized	Total from	Net	Realized		Net Asset		Net Assets,	Net		Expenses	Net of	Reimbursement/	Portfolio
	Value,	Investment	Gain	Investments	Investment	Capital	Total	Value,	Total	Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Beginning	Income(1)	(Loss)	Operations	Income	Gains	Distributions	Ending	Return(2)	(in 000’s)	Income	Expenses	Recoupment	Recoupment	Offset(4)	Rate

U.S. CONVERTIBLE
For the period ended 11/30/09	$19.02	$0.53	$4.78	$5.31	$(0.37)	$—	$(0.37)	$23.96	28.10%	$318,393	3.61%	0.75%	—	0.75%	0.74%	84%
For the year ended 03/31/09	24.89	0.53	(5.78)	(5.25)	(0.48)	(0.14)	(0.62)	19.02	(21.11)	247,651	2.48	0.78	—	0.78	0.73	91
For the year ended 03/31/08	24.37	0.11	0.91	1.02	(0.39)	(0.10)	(0.50)	24.89	4.07	253,227	1.70	0.78	—	0.78	0.64	98
12/28/06 (Commenced) to 03/31/07	23.47	0.12	0.91	1.03	(0.13)	—	(0.13)	24.37	4.39 (5)	97,007	1.97	0.77	— (6)	0.77	0.60	92

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Inception to date return.
(6)	The expense reimbursement was terminated on January 23, 2006.

186	Allianz Multi-Strategy Funds

Additional Performance Information

As noted in the Fund Summaries above, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance (for certain recently-established Funds, once such performance becomes available). The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used (or will be used) in each Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Index Descriptions.	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.

The Dow Jones Real Return Target Date, Dow Jones Real Return 2015, Dow Jones Real Return 2020, Dow Jones Real Return 2030, Dow Jones Real Return 2040, Dow Jones Real Return 40+ and Dow Jones Real Return Today Indices are each a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index.

The FTSE ET50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies. It is not possible to invest directly in an index.

The Merrill Lynch 91 Day T-Bill Index tracks the performance of the 3-month U.S. Treasury Market.

The Merrill Lynch All Convertibles All Quantities Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of more than $25 million. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock. It is not possible to invest directly in an index.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.

The Morgan Stanley Capital International All Country World (“MSCI ACWI”) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009, the MSCI ACWI consisted of 45 country indices comprising 23 developed and 22 emerging market country indices. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Morgan Stanley Capital International (“MSCI”) China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. Dollar adjusted basis. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

Prospectus	187

The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth sales. It is not possible to invest directly in the index.

The S&P 500 Index is an unmanaged market generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

The S&P Developed Ex-US Small Cap Growth Index covers those small capitalization companies in each country that exhibit the characteristics of growth.

Lipper Average Descriptions.	The Lipper China Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that includes funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region (China, Taiwan and Hong Kong) or in a single country within this region. It does not take into account sales charges.

The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

The Lipper Equity Market-Neutral Funds Average is a total return performance average of funds tracked by Lipper that, by portfolio practice, seek to employ strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Global Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). It does not take into account sales charges.

The Lipper International Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper Global Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to their large-cap-specific subset of the S&P/Citigroup World BMI. It does not take into account sales charges.

The Lipper High Current Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. It does not take into account sales charges.

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. It does not take into account sales charges.

188	Allianz Multi-Strategy Funds

The Lipper International Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper International Small/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2015 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2011, to December 31, 2015. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2020 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2030 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2040 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2050+ Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

Share Class Performance	Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

Prospectus	189

For the Funds listed below, Class A, Class C and Class R total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (which are offered in a different prospectus) adjusted to reflect the actual sales charges of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class C and Class R shares. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C (at a maximum rate of 1.00% per annum), Class A (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses.

The following table sets forth the inception dates of the classes of shares of the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”). The Core Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Core Allocation Fund by transferring substantially all of its assets and liabilities to the Core Allocation Fund in exchange for shares of the Core Allocation Fund. For periods prior to May 4, 2009, total return presentations prior to the Inception Date of a class reflect the prior performance for Class A, Class C and Class R shares of the Predecessor Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class R shares) of the newer class. For the Fund below, the adjusted performance also reflects any different operating expenses associated with the newer class. These include 12b-1 distribution and servicing fees, which are paid by Class C (at a maximum rate of 1.00% per annum), Class A (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum) a. Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses. Prior to the reorganization on May 4, 2009, the Predecessor Fund had a different sub-adviser and substantially different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies.

Fund	Inception Date of Fund	Class	Inception Date of Class
Core Allocation Fund	9/30/1998	A	4/20/2009

		C	4/20/2009

		R	4/20/2009

The following table sets forth the inception dates of the classes of shares of the Allianz RCM Global EcoTrendssm Fund. The Fund reorganized on September 2, 2008, when the Allianz RCM Global EcoTrendssm Fund, a continuously offered closed-end “interval” fund by the same name (the “Predecessor Fund”), reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Class A shares of the Fund. For periods prior to September 2, 2008, total return presentations for periods prior to the Inception Date of a class reflect the prior performance for Class A shares of the Predecessor Fund, adjusted to reflect the actual sales charges of the newer class. For the Funds below, the adjusted performance also reflects any different operating expenses associated with the newer class. These include 12b-1 distribution and servicing fees, which are paid by Class C (at a maximum rate of 1.00% per annum), Class A (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses

Fund	Inception Date of Fund	Class	Inception Date of Class
RCM Global EcoTrendssm Fund	1/31/2007	A	9/2/2008

		C	9/2/2008

		R	9/2/2008

The following table sets forth the inception dates of the classes of shares of the Allianz AGIC Funds. For the Funds listed in the following table, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Fund, which are offered in a different prospectus. The AGIC Convertible, AGIC High Yield Bond, and AGIC International Growth Opportunities Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010, and the AGIC International Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization as a Fund of the Trust on February 2, 2009. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class C or Class R shares. For periods prior to the “Inception Date” of a particular class of the AGIC Convertible, AGIC High Yield Bond and AGIC International Growth Funds, total return presentations in the Fund Summaries for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible, Nicholas-Applegate U.S. High Yield Bond and Nicholas-Applegate International Growth Funds,

190	Allianz Multi-Strategy Funds

respectively. For periods prior to the “Inception Date” of a particular class of the AGIC International Growth Opportunities Fund, total return presentations in the Fund’s Fund Summary are based on the historical performance of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
AGIC Convertible Fund	4/19/1993	A	4/12/2010

		C	4/12/2010

		R	4/12/2010

AGIC Emerging Growth	10/1/93	A	12/20/10

		C	12/20/10

		R	12/20/10

AGIC High Yield Bond Fund	7/31/1996	A	4/12/2010

		C	4/12/2010

		R	4/12/2010

AGIC International Growth Fund	12/27/1996	A	2/2/2009

		C	2/2/2009

		R	2/2/2009

AGIC International Growth Opportunities Fund	12/31/1997	A	4/12/2010

		C	4/12/2010

		R	4/12/2010

Prospectus	191

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192	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Funds	INVESTMENT MANAGER
Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS
Allianz Global Investors Advisory GmbH, Allianz Global Investors Capital LLC, Allianz Global Investors Solutions LLC, NFJ Investment Group LLC, RCM Asia Pacific Limited, RCM Capital Management LLC

DISTRIBUTOR
Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT
Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 500 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds, Allianz Funds, PIMCO Equity Series or PIMCO Funds call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167	AZ839_122810

Filed Pursuant to Rule 497(c)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
STATEMENT OF ADDITIONAL INFORMATION
April 1, 2010 (as revised December 27, 2010)

Allianz Global Investors Solutions 2015 Fund
Institutional Class	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX
Class A	AZGAX
Class C	AZGCX
Class R	AZGRX

Allianz Global Investors Solutions 2020 Fund
Institutional Class	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX

Allianz Global Investors Solutions 2030 Fund
Institutional Class	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX

Allianz Global Investors Solutions 2040 Fund
Institutional Class	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX

Allianz Global Investors Solutions 2050 Fund
Institutional Class	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX

Allianz Global Investors Solutions Retirement Income Fund
Institutional Class	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX

Allianz Global Investors Solutions Growth Allocation Fund
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX
Class A	ASGAX
Class C	ASACX
Class R	ASFRX

Allianz Global Investors Solutions Core Allocation Fund
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX
Class A	PALAX
Class B	PALBX
Class C	PALCX
Class R	AGARX

Allianz AGIC Convertible Fund*
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX

Allianz AGIC Emerging Growth Fund*
Class A	AEGAX
Class C	AEGCX
Class D	AEGDX
Class R	AEGRX
Class P	AEGPX
Institutional Class	AEMIX

Allianz AGIC Focused Opportunity Fund
Class A	AFOAX
Institutional Class	AFOIX

Allianz AGIC High Yield Bond Fund*
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX

Allianz AGIC International Growth Fund*
Institutional Class	AILIX
Class P	AIFPX
Class D	AIFDX
Class A	AIFAX
Class C	AIGCX
Class R	ANGRX

Allianz AGIC Micro Cap Fund*
Class P	AAMPX
Institutional Class	AMCIX

Allianz AGIC Small to Mid Cap Growth Fund*
Institutional Class	ASGIX

Allianz AGIC Ultra Micro Cap Fund*
Class P	AAUPX
Institutional Class	AUMIX

Allianz NFJ Global Dividend Value Fund
Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX
Class A	ANUAX
Class C	ANUCX

Allianz RCM All Horizons Fund
Institutional Class	ARHIX
Class P	ARHPX
Class D	ARHDX
Class A	ARHAX
Class B	ARHCX

Allianz RCM China Equity Fund
Institutional Class	ALQIX
Class P	ALQPX
Class D	ALQDX
Class A	ALQAX
Class C	ALQCX

Allianz RCM Global Water Fund
Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX
Class A	AWTAX
Class C	AWTCX

Allianz RCM Disciplined Equity Fund
Institutional Class	ARDIX
Class P	ARDPX
Class D	ARDDX
Class A	ARDAX
Class C	ARDCX

Allianz RCM Global EcoTrendsSM Fund
Institutional Class	AECIX
Class P	AECPX
Class D	AECDX
Class A	AECOX
Class C	AECCX

i

Allianz AGIC International Growth Opportunities Fund*
Institutional Class	ALOIX
Class P	ALOPX
Administrative Class	ALOVX
Class D	ALODX
Class A	AOPAX
Class C	AOPCX
Class R	ALORX

Allianz RCM International Opportunities Fund
Institutional Class	AMOIX
Class P	AMOPX
Class D	ARODX
Class A	ARIAX
Class C	ARICX

Allianz RCM Redwood Fund
Institutional Class	ARRIX
Class P	ARRPX
Class D	ARRDX
Class A	ARRAX
Class C	ARRCX

*	On August 25, 2010, in connection with the novation of the Portfolio Management Agreement between Nicholas-Applegate Capital Management LLC and Allianz Global Investors Fund Management LLC, Allianz Global Investors Capital LLC (“AGIC”) became the investment sub-adviser to the noted Fund and, as such, “NACM” was replaced by “AGIC” in such Fund’s name. See page 1 of this Statement of Additional Information for more information.

ALLIANZ FUNDS MULTI-STRATEGY TRUST
STATEMENT OF ADDITIONAL INFORMATION
     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds Multi-Strategy Trust (the “Trust”), as supplemented from time to time. Through two Prospectuses, the Trust offers up to eight classes of shares of each of its “Funds” (as defined herein). Class A, Class B, Class C and Class R shares of the Funds are offered through the “Retail Prospectus,” dated April 1, 2010 (as revised); Institutional Class, Class P, Administrative Class and Class D shares of the Funds are offered through the “Institutional Prospectus,” dated April 1, 2010 (as revised). The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.”
     Audited financial statements for the Allianz Global Investors Solutions 2015, Allianz Global Investors Solutions 2020, Allianz Global Investors 2030, Allianz Global Investors 2040, Allianz Global Investors 2050, Allianz Global Investors Retirement Income, Allianz Global Investors Growth Allocation, Allianz Global Investors Solutions Core Allocation, AGIC International Growth, NFJ Global Dividend Value, RCM All Horizons, RCM Disciplined Equity, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities Funds as of November 30, 2009, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s November 30, 2009 Annual Reports. The Trust’s November 30, 2009 Annual Reports were filed electronically with the SEC on February 4, 2010 (Accession No.0001193125-10-021852). Unaudited financial statements for the above Funds as well as the AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds as of May 31, 2010, for the six months then ended, including notes thereto, are incorporated by reference from the Trust’s May 31, 2010 Semi-Annual Report. The Trust’s May 31, 2010 Semi-Annual Reports were filed electronically with the SEC on August 2, 2010 (0001193125-10-173187). The AGIC Focused Opportunity, RCM China Equity and RCM Redwood Funds recently commenced operations and therefore do not appear in the Trust’s most recent shareholder report.
     Audited financial statements for the fiscal year ending November 30, 2009 of the Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, Nicholas-Applegate U.S. Micro Cap Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund, series of the open-end Nicholas-Applegate Institutional Funds trust that were the AGIC Convertible, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Emerging Growth, AGIC Small to Mid Cap Growth, AGIC Micro Cap and AGIC Ultra Micro Cap Funds’ predecessor funds, respectively, are incorporated by reference from the Nicholas-Applegate Institutional Funds’ November 30, 2009 Annual Report. The Nicholas-Applegate Institutional Funds’ November 30, 2009 Annual Report was filed electronically with the SEC on February 8, 2010 (Accession No. 0001144204-10-005944).
     A copy of the applicable Prospectus and the Annual and Semi-Annual Reports corresponding to such Prospectus may be obtained free of charge at the addresses and telephone number(s) listed below.

To obtain the Allianz Funds Multi-Strategy Trust and Allianz Funds Prospectuses, Annual and Semi-Annual Reports, and Statements of Additional Information, please contact:
Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105
Telephone: Class A, Class B, Class C and Class R — 1-800-426-0107
Class D — 1-888-877-4626
Class P, Institutional Class and Administrative Class Shares — 1-800-498-5413
To obtain the PIMCO Equity Series and PIMCO Funds Prospectuses and Statements of Additional Information, please contact:
PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660
Telephone: Class A, Class B, Class C and Class R — 1-800-426-0107
Institutional Class, Class M and Class P, Administrative Class and Class D — 1-800-927-4648 (PIMCO Infolink Audio Response Network)

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THE TRUST
          Allianz Funds Multi-Strategy Trust (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of twenty-five separate investment series, all of which are offered in this Statement of Additional Information. Except for the RCM China Equity Fund, the RCM Global EcoTrendsSM Fund and the RCM Global Water Fund, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on January 10, 2008.
          This Statement of Additional Information relates to the prospectuses for the AGIC Convertible Fund, the AGIC Emerging Growth Fund, the AGIC Focused Opportunity Fund, the AGIC High Yield Bond Fund, the AGIC International Growth Fund, the AGIC International Growth Opportunities Fund, the AGIC Micro Cap Fund, the AGIC Small to Mid Cap Growth Fund, the AGIC Ultra Micro Cap Fund, the NFJ Global Dividend Value Fund, the RCM All Horizons Fund, the RCM China Equity Fund, the RCM Disciplined Equity Fund, the RCM Global EcoTrendsSM Fund, the RCM Global Water Fund, the RCM International Opportunities Fund and the RCM Redwood Fund (each of which invests directly in equity securities and other securities and instruments), as well as the prospectuses for the Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund, the Allianz Global Investors Solutions 2050 Fund, the Allianz Global Investors Solutions Core Allocation Fund, the Allianz Global Investors Solutions Growth Allocation Fund and the Allianz Global Investors Solutions Retirement Income Fund (together, the “Allianz Global Investors Solutions Funds”) (each of which invests primarily in series of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds). The series listed in the preceding sentence are sometimes referred to collectively as the “Funds.” The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.
          Pursuant to shareholder approval obtained at a shareholder meeting held on September 2, 2008, the RCM Global EcoTrendsSM Fund assumed all of the assets and liabilities of the closed-end RCM Global EcoTrendsSM Fund, an “interval” fund that was the RCM Global EcoTrendsSM Fund’s predecessor. The purpose of the reorganization was to convert the closed-end fund into an open-end fund.
          Pursuant to shareholder approval obtained at a shareholder meeting, on February 2, 2009 the AGIC International Growth Fund assumed all of the assets and liabilities of the open-end Nicholas-Applegate International Growth Fund, a series of the Nicholas-Applegate Institutional Funds. The purpose of the reorganization was to seek economies of scale and reduced shareholder expenses through enhanced distribution opportunities.
          Pursuant to shareholder approval obtained at a shareholder meeting, on May 4, 2009 the Allianz Global Investors Solutions Core Allocation Fund assumed all of the assets and liabilities of the open-end Allianz Global Investors Multi-Style Fund, a series of Allianz Funds. The purpose of the reorganization was to consolidate fund-of-funds sub-advisory functions and to seek enhanced performance.
          Pursuant to shareholder approval obtained at a shareholder meeting, on March 19, 2010 the AGIC International Growth Fund assumed all of the assets and liabilities of the Institutional Class shares of the open-end Nicholas-Applegate International Growth Fund. The purpose of the reorganization was to seek economies of scale and reduced shareholder expenses.
          Pursuant to shareholder approval obtained at a shareholder meeting, on April 12, 2010 the AGIC Convertible Fund, AGIC Emerging Growth Fund, AGIC High Yield Bond Fund, AGIC International Growth Opportunities Fund, AGIC Micro Cap Fund, AGIC Small to Mid Cap Growth Fund and AGIC Ultra Micro Cap Fund (together with the AGIC International Growth Fund, the “AGIC Funds”) assumed all of the assets and liabilities of the open-end Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Micro Cap Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund and Nicholas-Applegate Ultra Micro Cap Fund, respectively (together with the Nicholas-Applegate International Growth Fund, the “AGIC Predecessor Funds”). The purpose of these reorganizations was to seek economies of scale and reduce shareholder expenses through enhanced distribution opportunities.
          On March 30, 2010, the NACM Global Equity 130/30 Fund was liquidated and dissolved. All shares of the Fund outstanding on March 30, 2010 were automatically redeemed.
          Prior to August 25, 2010, the AGIC Funds (except AGIC Focused Opportunity) were sub-advised by Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and the name of each of the AGIC Funds was NACM Convertible Fund, NACM Emerging Growth Fund, NACM High Yield Bond Fund, NACM International Growth Fund, NACM International Growth Opportunities Fund, NACM Micro Cap Fund, NACM Small to Mid Cap Growth Fund and NACM Ultra Micro Cap Fund, respectively (collectively, the “NACM Funds”). On August 25, 2010, the Portfolio Management Agreement between Nicholas-Applegate and the

NACM Funds’ Manager, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) (the “Portfolio Management Agreement”) was novated and Allianz Global Investors Capital LLC (“AGIC”), the indirect parent of Nicholas-Applegate and an affiliate of Allianz Global Fund Management, became the investment sub-adviser to the NACM Funds and is now responsible for day-to-day portfolio management. In connection with the novation and the substitution of AGIC as sub-adviser for the NACM Funds, the name of each NACM Fund changed from the NACM Convertible Fund, NACM Emerging Growth Fund, NACM High Yield Bond Fund, NACM International Growth Fund, NACM International Growth Opportunities Fund, NACM Micro Cap Fund, NACM Small to Mid Cap Growth Fund, and NACM Ultra Micro Cap Fund to the AGIC Convertible Fund, AGIC Emerging Growth Fund, AGIC High Yield Bond Fund, AGIC International Growth Fund, AGIC International Growth Opportunities Fund, AGIC Micro Cap Fund, AGIC Small to Mid Cap Growth Fund and AGIC Ultra Micro Cap Fund, respectively.
          Allianz Global Fund Management is the investment manager of each Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”).

INVESTMENT OBJECTIVES AND POLICIES
          In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.
          The Allianz Global Investors Solutions Funds invest primarily in certain Funds and series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds (the “Underlying Funds”). They may also invest in other investment companies that are not Underlying Funds (the “Other Acquired Funds”), and may invest directly in securities and other instruments. For more information about the principal investments and strategies and principal risks of the Underlying Funds, please see Appendix E to this Statement of Additional Information. By investing in the Underlying Funds and Other Acquired Funds, the Allianz Global Investors Solutions Funds may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds and Other Acquired Funds. The Allianz Global Investors Solutions Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds that are series of Allianz Funds, PIMCO Equity Series and PIMCO Funds. These securities and instruments are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series and PIMCO Funds — See “Investment Strategies of the Allianz Global Investors Solutions Funds” below.
          The Funds’ sub-advisers and, in certain cases, portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”
Borrowing
          Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
          From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.
          A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

          Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
          A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
          A Fund will typically segregate or “earmark” assets determined to be liquid by the Manager or the Fund’s Sub-Adviser in accordance with procedures approved by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.
Preferred Stock
          Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
          The Funds may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
          Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.
          Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Manager expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.
Securities Loans
          Subject to certain conditions described in the Prospectuses and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Manager or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.
          The Funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the Securities and Exchange Commission staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Funds’ securities lending agent, which currently is an affiliate of the Manager. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.
          Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.
          Any securities lending income would be disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.
          Each Fund may lend portfolio securities up to the maximum percentage set forth in the applicable Prospectus and under “Investment Restrictions — Fundamental Investment Restrictions” below.

          Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.
          The Funds do not currently have a program in place pursuant to which they may lend portfolio securities and do not expect to lend portfolio securities to a significant degree, but they may establish such a program in the future.
Convertible Securities and Synthetic Convertible Securities
          Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
          A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
          Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
          The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.
          If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
          To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
          More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Manager believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
          A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.
          The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the convertible note.
Non-U.S. Securities
          The Funds (other than those sub-advised by RCM) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the Unites States and/or securities denominated in non-U.S. currencies (together, “non-U.S. securities”). The Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity, equity-related and other securities (together, for these purposes, “non-U.S. securities”): securities of companies that derive at least 50% of their total profits or revenue from, or maintain at least 50% of their assets in, countries outside of the U.S. and that in addition are either organized or headquartered outside the U.S., have securities that are principally traded outside the U.S., or, in the case of other investment companies, invest primarily in such non-U.S. securities as defined in this paragraph. Non-U.S. securities include, but are not limited to, U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; non-U.S. equity securities; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S.bank obligations; and U.S. dollar- or non-U.S.currency-denominated obligations of non-U.S.governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some non-U.S.securities may be restricted against transfer within the United States or to a United States person. The Sub-Advisers expect that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, the Funds may also invest in securities that are traded only over-the-counter, either in U.S. or in non-U.S. markets, when the Sub-Advisers believe that such securities are not publicly traded either in the U.S. or non-U.S. markets. For more information about how the Sub-Advisers may define non-U.S. securities for purposes of asset tests and investment restrictions, see “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities” in the Prospectuses.
          The non-U.S. securities in which a Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and the expropriation or nationalization of non-U.S. issuers.
          The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
          The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.
          Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
          Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
          Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.
          Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities. Non-U.S.securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
          A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. A Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by shareholders. See “Taxation.”

          Emerging Market Securities. The risks of investing in non-U.S. securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of a Fund’s Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
          Foreign Debt Obligations. The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the non-U.S. government. The Funds may invest in securities issued by certain supranational entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
          The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent non-U.S. governments will be able or willing to honor their capitalization commitments for those entities.
          Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income, and can include “growth companies” or “start-up” companies.
          Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.
          Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”
Foreign Currencies and Related Transactions
          Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

          A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.
          A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
          Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:
          Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
          Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
          Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund’s Sub-Adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the security.
          Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
          Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
          It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.
          The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
          A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.
          Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds.
Derivative Instruments
          A Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.
          Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.
          The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.
          The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.
          Federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions.
          Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.
          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
          Unless otherwise noted below, a Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but a Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). Except for the RCM Redwood Fund (as described in more detail below), none of the Funds may write “naked” call options on individual securities other than exchange traded funds (“ETFs”). For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures approved by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees.
          The RCM Redwood Fund may write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described above when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.
          If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
          A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. See “Taxation” below.
          The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value” below.
          The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The

Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
          OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.
          Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.
          There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
          The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
          The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.
          If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).
          Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.
          Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).
          Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.
          An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.
          A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.
          The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).
          A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

          The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.
          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.
          A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.
          Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.
          Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Funds may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.
          When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
          When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
          When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.
          When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.
          To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.
          The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation” below.
          Exemption from Commodity Pool Operator Registration. The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.
          Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.
          Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
          Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.
          Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
          Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
          Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
          Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject a Fund’s investments to greater volatility than investments in traditional securities.
          Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could suffer losses. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.
          Swap Agreements. The Funds may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.
          Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
          Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
          The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
          Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures approved by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
          Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
          Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination, swap agreements may be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
          Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
          Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.
          The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC has also investigated allegations of price manipulation in certain commodity markets. Congress has passed legislation that would require regulatory agencies to develop rules imposing limits on certain derivatives activities. It is possible that this could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.
          Among other trading agreements, certain Funds are also party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations.
Short Sales
          Except as specified in the Prospectuses, each of the Funds may make use of short sales transactions. A Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivatives contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as to those described under “Derivative Instruments” above. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
          A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.
          Short sales may involve unlimited loss potential, as the market price of securities sold short may continuously increase, although it is possible that a Fund could mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market and other conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The Securities and Exchange Commission (“SEC”) and other (including non-U.S.) regulatory authorities have previously imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.
          In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.
          A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.
          A Fund’s use of short sale transactions will likely increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income. See “Taxation” below.
Commodities
          Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in precious metals and other commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, farm products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies that mine, deal in or are otherwise exposed to these risks, the Fund will also be subject to these risks.
          For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other forms of “non-qualifying” income may not exceed 10% of the Fund’s gross income for its taxable year. See “Taxation.” This tax requirement could cause a Fund to hold or sell precious metals or securities when it would not otherwise do so, or may otherwise limit the manner or extent to which a Fund seeks exposure to such commodities.
When-Issued, Delayed Delivery and Forward Commitment Transactions
          A Fund may purchase or sell securities on a when-issued, delayed delivery            or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities.
          When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.
          When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.
          Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of non-U.S. currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Rights and Warrants to Purchase Securities
          A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
          Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.
          Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
Repurchase Agreements
          For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Manager and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies
          The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.
          In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies. The Allianz Global Investors Solutions Funds rely on an exception to these limits provided in Section 12(d)(1)(G) of the 1940 Act to invest without limit in shares of Underlying Funds.
          A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by Allianz Global Fund Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.
          As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.
          The Allianz Global Investors Solutions Funds ordinarily invest primarily in the Funds or funds advised by the Manager and its affiliates. See “Investment Strategies of the Allianz Global Investors Solutions Funds” below.
Investment Strategies of the Allianz Global Investors Solutions Funds
          The Allianz Global Investors Solutions Funds invest primarily in Underlying Funds, which include certain series of the Trust and series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, as specified in the Prospectuses. By investing in Underlying Funds, the Allianz Global Investors Solutions Funds may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds as described herein. It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds that are series of Allianz Funds, PIMCO Equity Series and PIMCO Funds. The Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds series and their attendant risks are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, which are included in the Allianz Funds registration statement (File Nos. 033-36528 and 811-06161), PIMCO Equity Series registration statement (Files Nos. 333-164077 and 811-22375), PIMCO ETF Trust registration statement (Files Nos. 333-155395 and 811-22250) and PIMCO Funds registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission. In addition, summary information about the principal investments and strategies and principal risks of the Underlying Funds is contained in Appendix E to this Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, and the Trust disclaims any obligation to update these summaries in the event the information in the applicable Underlying Fund prospectus and/or Statement of Additional Information changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds for the most current information regarding the Underlying Funds. These documents may be obtained free of charge by calling Allianz Global Investors Distributors LLC at 1-800-426-0107.
Illiquid Securities
          A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

          The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Manager’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Manager or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).
Corporate Debt Securities
          The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.
          The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
U.S. Government Securities
          U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
          On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility that is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
          Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
          In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
          In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
          U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.
High Yield Securities (“Junk Bonds”)
          The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.
          Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the Manager or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.
          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
          Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
          The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.
Inflation-Indexed Bonds
          The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
          Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
          While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.
          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Delayed Funding Loans and Revolving Credit Facilities
          The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
          The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the Manager or Sub-Adviser, in accordance with procedures approved by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.
Event-Linked Bonds
          The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
          Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments
          The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.
          Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.
Participation on Creditors Committees
          A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Manager and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.
Bank Obligations
          The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.
          Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Funds’ restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.
          Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Commercial Paper
          Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities — Asset-Backed Securities” for a discussion of asset-backed commercial paper.
Money Market Instruments
          Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.
Variable and Floating Rate Securities
          Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.
          The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
          Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”
Zero Coupon, Pay-in-Kind and Step Coupon Securities
          Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.
          Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time. Please see “Taxation.”

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.
Municipal Securities
          The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
          The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.
          Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
          Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.
          Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
          The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.
          The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
          Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is fund from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
          Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.
          Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies described below will not apply to, and the Funds will not purchase, Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.
          A Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Pursuant to the Act, issuers can elect to receive the federal subsidies on Build America Bonds in one of two forms: (i) in the form of direct payments from the U.S. Treasury and the Internal Revenue Service (“IRS”) to the issuer over the life of the bond in an amount generally equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable by the issuer to its bondholders (“direct pay” Build America Bonds) or (ii) in the form of a federal tax credit, which is passed along directly to bondholders, generally in an amount equal to 35% of the total coupon interest payable by the issuer to the bondholders (“tax credit Build America Bonds”).
          The interest the Fund receives from its investments in either type of Build America Bonds will be included in a Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by the Fund, the Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.
Mortgage-Related and Asset-Backed Securities
          The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.
          Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.
          In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
          The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
          Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
          The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
          The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders, and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described above under “Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.
          Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
          Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

          CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity            and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
          CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.
          FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
          Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
          Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
          Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
          CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.
          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
          Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
          Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
          Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
          The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

          The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.
          However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
          Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
          Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
          For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
          The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
          Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).
          Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of over-

collateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.
          CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
          Consistent with a Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
          Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.
Real Estate Securities and Related Derivatives
          The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.
          REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
Hybrid Instruments
          The Funds may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
          Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.
          Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
          Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.
          Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. A Fund’s Sub-Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Potential Impact of Large Redemptions and Purchases of Fund Shares
          From time to time, shareholders of a Fund (which may include affiliates of the Manager or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.
INVESTMENT RESTRICTIONS
Investment Objectives
          Except to the extent set forth in the relevant Prospectuses, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval.
Fundamental Investment Restrictions
          The investment restrictions set forth below are fundamental policies of the Allianz Global Investors Solutions Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:
          (1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;
          (2) may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;
          (3) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;
          (4) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;
          (5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
          (6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;
          (7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and
          (8) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
          Notwithstanding any other fundamental investment restriction or policy, each of the Allianz Global Investors Solutions Funds may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Allianz Global Investors Solutions Funds.
          The investment restrictions set forth below are fundamental policies of the AGIC Convertible Fund, AGIC Emerging Growth Fund, AGIC Focused Opportunity Fund, AGIC High Yield Bond Fund, AGIC International Growth Fund, AGIC International Growth Opportunities Fund, AGIC Small to Mid Cap Growth Fund, AGIC Micro Cap Fund, AGIC Ultra Micro Cap Fund, NFJ Global Dividend Value Fund, RCM All Horizons Fund, RCM China Equity Fund, RCM Disciplined Equity Fund, RCM International Opportunities Fund and RCM Redwood Fund, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:
          (1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
          (2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;
          (3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

          (4) may not purchase or sell commodities. This restriction shall not prohibit a Fund, subject to the restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;
          (5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
          (6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and
          (7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.
          The investment restrictions set forth below are fundamental policies of the RCM Global EcoTrendsSM Fund and RCM Global Water Fund, and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:
          (1) may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction;
          (2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein;
          (3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
          (4) may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
          (5) may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and
          (6) may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
          With respect to the RCM Global EcoTrendsSM Fund and RCM Global Water Fund, each Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The industry concentration policy of each Fund does not preclude it from focusing investments in issuers in a group of related industrial sectors.
          Currently, under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.
Policies Relating to Rule 35d-1 under the 1940 Act
          The Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. The Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:
          1. The NFJ Global Dividend Value Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that pay or are expected to pay dividends.
          2. The RCM China Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. See the Fund’s Fund Summary in the applicable Prospectus for details.
          3. The RCM Disciplined Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments.

          4. The RCM Global EcoTrendsSM Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowing made for investment purposes) in a portfolio of common stocks and other equity securities of companies that focus in one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors. See “Characteristics and Risks of Securities and Investment Techniques—Concentration in Eco-Sectors” in the applicable Prospectus for details.
          5. The RCM Global Water Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. See “Summary of Principal Risks—Water-Related Risk” in the applicable Prospectus for a detailed description of water-related activities.
          6. The AGIC Convertible Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation.
          7. The AGIC High Yield Bond Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality).
          8. The AGIC Micro Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies.
          9. The AGIC Small to Mid Cap Growth Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations.
          10. The AGIC Ultra Micro Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies.
Other Information Regarding Investment Restrictions and Policies
          The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.
          Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. The Manager or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Manager or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.
          The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.
          In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises that are specific to that Sub-Adviser. For example, the Sub-Advisers may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a

U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.
          Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
          To the extent a Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.
          A Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.
          The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
MANAGEMENT OF THE TRUST
Trustees and Officers
          The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust, its Amended and Restated By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.
          Board Leadership Structure — The Trust’s Board of Trustees consists of seven Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Manager (the “Independent Trustees”), which represents over 85% of Board members that are Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
          The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.
          The Board of Trustees has established four standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.
          The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust and the Fund Complex (defined below), the variety of asset classes those series include, the net assets of each Fund, the Trust and the Fund Complex and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

          Risk Oversight — Each of the Funds has retained the Manager and the applicable Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer. The Manager and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, custody and valuation of the Funds’ assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Funds’ principal underwriter, reports regarding the distribution, sale and marketing of the Funds’ shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with Allianz Global Fund Management and the Sub-Advisers, the Board has emphasized the importance of maintaining vigorous risk management programs and procedures.
          In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within Allianz Global Fund Management’s organization including its Chief Risk Officer, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
          The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.
          The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, NY 10105.

Independent Trustees(1)
          Based on a review of the experience, qualifications, attributes and skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. With the exception of Messrs. Jacobson, Rappaport and Gallagher, each Trustee has served as a Trustee of the Trust since its inception, and has also served for several years as a Trustee for a number of investment companies affiliated with the Trust. These qualifications, as well as other qualifications preceding the five-year reporting period in the table below, support the conclusion that each individual should serve as a Trustee in light of the Trust’s business and structure.

				Number of
				Portfolios
		Term of		in
		Office and		Fund	Other Directorships
Name,	Position(s)	Length of	Principal	Complex(2)	Held by
Address and	Held with	Time	Occupation(s) During	Overseen by	Trustee
Date of Birth	Trust	Served	the Past 5 Years	Trustee	During the Past 5 Years
Paul Belica 09/27/1921	Trustee	Since March 2008	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC. Trustee of the funds in the Allianz/PIMCO Fund complex since 2000.	54	None

Bradford K. Gallagher 2/28/1944	Trustee	Since September 2010	Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Chairman and Trustee of Grail Advisors ETF Trust (since 2009); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).	54	None

James A. Jacobson 02/03/1945	Trustee	Since December 2009	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange. Trustee of the funds in the Allianz/PIMCO Fund complex since 2009.	54	Trustee, Alpine Mutual Funds Complex consisting of 16 funds

Hans W. Kertess 07/12/1939	Trustee, Chairman of the Trustees	Since March 2008	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee of the funds in the Allianz/PIMCO Fund complex since 2000.	54	None

William B. Ogden, IV 01/11/1945	Trustee	Since March 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee of the funds in the Allianz/PIMCO Fund complex since 2003.	54	None

Alan Rappaport 3/13/1953	Trustee	Since June 2010	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, U.S. Trust (2001-2008). Trustee of the funds in the Allianz/PIMCO Fund complex since 2002.	54	None

Interested Trustees(1)

Number
of
Portfolios
		Term of		in Fund
		Office		Complex(2)	Other
Name,	Position(s)	and Length		Overseen	Directorships
Address and	Held with	of Time	Principal Occupation(s)	by	Held by
Date of Birth	Trust	Served	During the Past 5 Years	Trustee	Trustee
John C. Maney(3) 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 08/03/1959	Trustee	Since March 2008	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. (since January 2005) and also Chief Operating Officer of Allianz Global Investors of America L.P. (since November 2006). Trustee of the funds in the Allianz/PIMCO Fund complex since 2006.	79	None

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. and its affiliates.

(2)	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Global Advisors (Ireland) Limited,PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income Shares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC.

(3)	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Executive Officers

Term of
Office
and
Name, Address	Position(s)	Length of
and Date of	Held with	Time
Birth	Trust	Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 05/08/1958	President and Chief Executive Officer	3/2008 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 50 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Thomas J. Fuccillo 03/22/1968	Vice President, Chief Legal Officer and Secretary	3/2008 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P.

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	3/2008 to present	Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC.

Youse E. Guia 09/03/1972	Chief Compliance Officer	3/2008 to present t	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna 03/10/1966	Assistant Treasurer	3/2008 to present	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 50 funds in the Fund Complex and The Korea Fund, Inc.

Richard J. Cochran 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 03/13/1971	Assistant Treasurer	3/2008 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex.

Richard H. Kirk 04/06/1961	Assistant Secretary	3/2008 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 50 funds in the Fund Complex.

Kathleen A. Chapman 11/11/1954	Assistant Secretary	3/2008 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex.

Lagan Srivastava 09/20/1977	Assistant Secretary	3/2008 to present	Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.
Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.
          Trustee Qualifications — The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Mr. Jacobson (who became a Board member in December 2009), Mr. Rappaport (who became a Board member in June 2010) and Mr. Gallagher (who became a Board member in September 2010), each Trustee has served in such role since the Trust’s inception and is intimately familiar with the Trust’s business and service provider arrangements, and has also served for several years as trustee/director to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
          In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
          Paul Belica — Mr. Belica has substantial executive and board experience in the financial services and investment management industries. He formerly served as director to several other investment companies. Having served as Director, Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co, he provides the Trust with significant financial expertise and has been determined by the Board to be an “audit committee financial expert.” He also brings significant public sector experience, having formerly served as Chairman of the State of New York Mortgage Agency and as executive director of several related public authorities.
          Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.
          James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Trust with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.
          Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.
          John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager.
          William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.
          Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of an investment banking firm.
Committees of the Board of Trustees
          Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight Committee is currently composed of Messrs. Belica, Gallagher, Jacobson, Kertess, Ogden and Rappaport, each of whom is an Independent Trustee. Mr. Jacobson is the current Chairman of the Trust’s Audit Oversight Committee.

          The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager, the applicable Sub-Adviser and entities in a control relationship with the Manager or the Sub-Advisers, that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.
          Each member of the Trust’s Audit Oversight Committee is an Independent Trustee, i.e., not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act). The Audit Oversight Committee convened two times during the fiscal year ended November 30, 2009.
          Nominating Committee. The Trust has a Nominating Committee currently composed of Messrs. Belica, Gallagher, Jacobson, Kertess, Ogden and Rappaport. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. Each member of the Nominating Committee is an Independent Trustee. The Nominating Committee did not convene separately during the fiscal year ended November 30, 2009.
          Qualifications, Evaluation and Identification of Director Nominees. The Nominating Committee of the Trust requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Funds’ shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.
          Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Trust’s Nominating Committee Charter and attached as Appendix D to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter, which is attached as Appendix D to this Statement of Additional Information.
          The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.
          Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Belica, Gallagher, Jacobson, Kertess, Ogden and Rappaport, each of whom is an Independent Trustee. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Funds’ portfolio securities and periodically reviews information from the Manager and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee convened three times separately during the fiscal year ended November 30, 2009.
          Compensation Committee. The Trust’s Compensation Committee is currently composed of Messrs. Belica, Gallagher, Jacobson, Kertess, Ogden and Rappaport, each of whom is an Independent Trustee. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Trust who are not directors, officers, partners or employees of the Manager, the Sub-Advisers or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisers. The Compensation Committee did not convene separately during the fiscal year ended November 30, 2009.

Securities Ownership
          For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.
Securities Ownership as of December 31, 2009

	Dollar Range of Equity
	Securities in	Aggregate Dollar Range of Equity
	Each Fund or Series	Securities in All Registered Investment
	Overseen	Companies Overseen by Trustee in Family of
Name of Trustee	by the Trustee	Investment Companies(1)
Independent Trustees(2)
Hans W. Kertess	$0	$0
Robert E. Connor(3)	$0	$0
Paul Belica	$0	$0
Bradford K. Gallagher(4)	$0	$0
James A. Jacobson	$0	$0
William B. Ogden IV	$0	$0
R. Peter Sullivan III(5)	$0	$10,001–$50,000
Alan Rappaport(6)	$0	$0
Interested Trustee(2)
John C. Maney	$0	$10,001–$50,000

(1)	The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund, Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of Allianz Global Investors Managed Accounts Trust.

(2)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. and its affiliates.

(3)	Mr. Connor served as a Trustee of the Trust until his death on April 8, 2010.

(4)	Mr. Gallagher became a Trustee effective September 14, 2010.

(5)	Mr. Sullivan retired from his position as Trustee effective July 31, 2010.

(6)	Mr. Rappaport became a Trustee effective June 22, 2010.
          To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust, as of December 31, 2009.
Trustees’ Compensation
          Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Corporate Opportunity Fund,

PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest & Premium Strategy Fund, AGIC International & Premium Strategy Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”), as well as Allianz Global Investors Managed Accounts Trust (“AGIMAT”), an open-end investment company with multiple series for which the Manager serves as investment manager and/or administrator and affiliates of the Manager serve as investment sub-adviser. As indicated above, certain of the officers of the Fund are affiliated with the Manager.
          Each of the Allianz Closed-End Funds, AGIMAT and the Trust is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $250,000, which is payable in quarterly installments. The Independent Chairman of the Boards receives an additional $75,000 annually, payable in quarterly installments. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable in quarterly installments. Trustees will also be reimbursed for meeting-related expenses.
          Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, AGIMAT and the Trust, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the various series of the Trust) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.
          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).
          The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

				Total Compensation
		Pension or		from Trust and
		Retirement		Fund Complex Paid
		Benefits		to Trustees
	Aggregate	Accrued as Part	Estimated Annual	for Calendar Year-
	Compensation	of Trust	Benefits Upon	Ended
Name of Person	from Trust	Expenses	Retirement	December 31, 2009(1)
Paul Belica	$34,137	$0	$0	$300,000
Robert E. Connor(2)	27,006	0	0	250,000
Bradford K. Gallagher(3)	N/A	N/A	N/A	N/A
James A. Jacobson(4)	N/A	N/A	N/A	N/A
Hans W. Kertess	38,673	0	0	325,000
William B. Ogden IV	27,006	0	0	250,000
Alan Rappaport(5)	N/A	N/A	N/A	N/A
R. Peter Sullivan III(6)	27,006	0	0	250,000
Diana Taylor(7)	27,006	0	0	168,750

(1)	Each Trustee served as Trustee or director of several closed-end and/or open-end investment companies advised by the Manager. Messrs. Belica, Connor, Kertess, Ogden and Sullivan served as Trustee or director of 41 such investment companies and Ms. Taylor served as Trustee or director of 37 such investment companies. These investment companies are considered to be in the same Fund Complex as the Trust.

(2)	Mr. Connor served as a Trustee of the Trust until his death on April 8, 2010.

(3)	Mr. Gallagher was appointed to the Board of Trustees on September 14, 2010.

(4)	Mr. Jacobson was appointed to the Board of Trustees on December 14, 2009 and therefore did not receive any compensation as of the Trust’s fiscal year end.

(5)	Mr. Rappaport was appointed to the Board effective June 22, 2010 and therefore did not receive any compensation as of the Trust’s fiscal year end.

(6)	Mr. Sullivan retired from his position as Trustee effective July 31, 2010.

(7)	Ms. Taylor resigned from her position as Trustee effective September 10, 2009.

          As disclosed in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares,” each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.
Proxy Voting Policies
          The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent twelve-month period ended June 30 is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov and on the Allianz Global Investors website, www.allianzinvestors.com.
Investment Manager
          Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as investment manager to each of the Funds pursuant to an investment management agreement (“Management Agreement”) between Allianz Global Fund Management and the Trust. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation that owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz Global Investors U.S. Holdings LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.
          The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.
          The Manager is located at 1345 Avenue of the Americas, New York, NY 10105. The Manager and its investment management affiliates had approximately $1.3 trillion of assets under management as of September 30, 2010.
          As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Allianz SE owns approximately 10% of Commerzbank AG. Certain broker-dealers that might be controlled by, or affiliated with, Commerzbank AG may be considered to be affiliated persons of the Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Funds are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.
Management Agreement

          The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Manager, the investments of the Funds. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Manager has engaged various affiliates and non-affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Manager will either assume full responsibility for the management of that Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.
          Under the terms of the Management Agreement, the Manager is obligated to manage the Fund in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.
          The Management Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.
          The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
          The Manager currently receives a monthly investment management fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Management
Fund	Fee Rate
AGIC Convertible Fund	0.57%
AGIC Emerging Growth Fund	0.90%
AGIC Focused Opportunity Fund	0.80%
AGIC High Yield Bond Fund	0.48%
AGIC International Growth Fund	0.85%
AGIC International Growth Opportunities Fund	1.00%
AGIC Micro Cap Fund	1.25%
AGIC Small to Mid Cap Growth Fund	0.80%
AGIC Ultra Micro Cap Fund	1.50%
NACM Global Equity 130/30 Fund	1.10%
NFJ Global Dividend Value Fund	0.85%
RCM All Horizons Fund	0.95%
RCM China Equity Fund	1.10%
RCM Disciplined Equity Fund	0.70%
RCM Global EcoTrendsSM Fund	1.00%
RCM Global Water Fund	0.95%
RCM International Opportunities Fund	0.85%
RCM Redwood Fund	1.00%
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Core Allocation Fund	0.85%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%
Management Fee Waiver
          Pursuant to a Management Fee Waiver Agreement, the Manager has agreed to waive a portion of its fee with respect to investments by the Allianz Global Investors Solutions Funds in Underlying Funds to the extent it exceeds 0.15% of the portion of

Fund assets attributable to investments in Underlying Funds. Similarly, the Manager has agreed to waive, through at least March 31, 2011, an additional portion of its fee with respect to investments by the Allianz Global Investors Solutions Funds in Other Acquired Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Other Acquired Funds. Notwithstanding the foregoing, the Manager will continue to receive its full fee on assets invested by the Allianz Global Investors Solutions Funds directly in investments other than Underlying Funds or Other Acquired Funds.
          Expense Limitation Agreements
          With respect to each Fund other than the Allianz Global Investors Solutions Core Allocation Fund, the Manager has contractually agreed until March 31, 2011 (June 30, 2011 for the RCM China Equity Fund, and March 31, 2012 for each share class except Institutional Class of AGIC Emerging Growth, AGIC Micro Cap and AGIC Ultra Micro Cap Funds) to irrevocably waive its Management Fee or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, and certain credits and other expenses (and also excluding Trustees’ expenses for the AGIC Convertible, AGIC High Yield Bond, AGIC International Growth Opportunities and AGIC Small to Mid Cap Growth Funds and Institutional Class shares of the AGIC Emerging Growth, AGIC International Growth, AGIC Micro Cap and AGIC Ultra Micro Cap Funds), exceed the amount specified for each share class of each Fund, in their respective Prospectuses within the applicable Fund’s “Annual Fund Operating Expenses” table in the Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
          With respect to the Allianz Global Investors Solutions Core Allocation Fund only, the Manager has agreed, for the Allianz Global Investors Solutions Core Allocation Fund’s fiscal year ending March 31, 2011, to waive its Management Fee or reimburse the Allianz Global Investors Solutions Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed the amount specified for each share class of the Fund, in its respective Prospectuses within the “Annual Fund Operating Expenses” table in the Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.
          The following table sets forth the amount of the management fee paid by the Trust to the Manager for the last three fiscal years. Certain of the Funds are newly formed, and the Trust did not pay any management fee amounts to the Manager during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
AGIC Convertible Fund(1)	N/A	N/A	N/A

AGIC Emerging Growth Fund(2)	N/A	N/A	N/A

AGIC Focused Opportunity Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund(3)	N/A	N/A	N/A

AGIC International Growth Fund(4)	55,879	68,775	N/A

AGIC International Growth Opportunities Fund(5)	N/A	N/A	N/A

AGIC Micro Cap Fund(6)	N/A	N/A	N/A

AGIC Small to Mid Cap Growth Fund(7)	N/A	N/A	N/A

AGIC Ultra Micro Cap Fund(8)	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(9)	$38,144	$17,317	N/A

NFJ Global Dividend Value Fund(10)	10,441	N/A	N/A

RCM All Horizons Fund	14,038	6,126	N/A

RCM China Equity Fund	N/A	N/A	N/A

RCM Disciplined Equity Fund	54,282	7,506	N/A

RCM Global EcoTrendsSM Fund(11)	929,676	1,598,076	N/A

RCM Global Water Fund	472,549	407,011	N/A

RCM International Opportunities Fund	57,479	10,588	N/A

RCM Redwood Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	23,282	N/A	N/A

Allianz Global Investors Solutions Core Allocation Fund(12)	687,223	N/A	N/A

Allianz Global Investors Solutions Growth Allocation Fund	18,542	N/A	N/A

Allianz Global Investors Solutions 2015 Fund	25,498	N/A	N/A

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
Allianz Global Investors Solutions 2020 Fund	24,255	N/A	N/A

Allianz Global Investors Solutions 2030 Fund	27,071	N/A	N/A

Allianz Global Investors Solutions 2040 Fund	26,641	N/A	N/A

Allianz Global Investors Solutions 2050 Fund	26,611	N/A	N/A

TOTAL	$2,491,611	$2,115,399	N/A

(1)	The Nicholas-Applegate U.S. Convertible Fund, the AGIC Convertible Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $342,730 in advisory fees for its fiscal year ended March 31, 2007, (b) $1,107,212 in advisory fees for its fiscal year ended March 31, 2008 and (c) $1,584,723 in advisory fees for its fiscal year ended March 31, 2009.

(2)	The Nicholas-Applegate U.S. Emerging Growth Fund, the AGIC Emerging Growth Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $76,975 in advisory fees for its fiscal year ended March 31, 2007, (b) $88,469 in advisory fees for its fiscal year ended March 31, 2008 and (c) $74,251 in advisory fees for its fiscal year ended March 31, 2009.

(3)	The Nicholas-Applegate U.S. High Yield Bond Fund, the AGIC High Yield Bond Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $424,810 in advisory fees for its fiscal year ended March 31, 2007, (b) $274,242 in advisory fees for its fiscal year ended March 31, 2008 and (c) $190,608 in advisory fees for its fiscal year ended March 31, 2009.

(4)	The Nicholas-Applegate International Growth Fund, the AGIC International Growth Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $472,326 in advisory fees for its fiscal year ended March 31, 2007, (b) $194,196 in advisory fees for its fiscal year ended March 31, 2008 and (c) $109,085 in advisory fees for its fiscal year ended March 31, 2009.

(5)	The Nicholas-Applegate International Growth Opportunities Fund, the AGIC International Growth Opportunities Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $1,444,968 in advisory fees for its fiscal year ended March 31, 2007, (b) $1,410,596 in advisory fees for its fiscal year ended March 31, 2008 and (c) $658,634 in advisory fees for its fiscal year ended March 31, 2009.

(6)	The Nicholas-Applegate U.S. Micro Cap Fund, the AGIC Micro Cap Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $838,846 in advisory fees for its fiscal year ended March 31, 2007, (b) $821,379 in advisory fees for its fiscal year ended March 31, 2008 and (c) $540,350 in advisory fees for its fiscal year ended March 31, 2009.

(7)	The Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, the AGIC Small to Mid Cap Growth Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $0 in advisory fees for its fiscal year ended March 31, 2007, (b) $18,030 in advisory fees for its fiscal year ended March 31, 2008 and (c) $21,049 in advisory fees for its fiscal year ended March 31, 2009.

(8)	The Nicholas-Applegate U.S. Ultra Micro Cap Fund, the AGIC Ultra Micro Cap Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $0 in advisory fees for its fiscal year ended March 31, 2007, (b) $2,059 in advisory fees for its fiscal year ended March 31, 2008 and (c) $19,902 in advisory fees for its fiscal year ended March 31, 2009.

(9)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

(10)	The NFJ Global Dividend Value Fund paid the Manager $10,441 in advisory fees for the period from its commencement of operations on June 26, 2009 to the end of its initial fiscal year on November 30, 2009.

(11)	The RCM Global EcoTrendsSM Fund’s predecessor fund paid the Manager $952,292 in advisory fees for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007.

(12)	The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the Manager $0 in advisory fees for its fiscal year ended June 30, 2008 and $0 for the fiscal year ended June 30, 2007. In addition, the Allianz Global Investors Multi-Style Fund paid the Manager $1,212,880 in administrative fees for its fiscal year ended June 30, 2008 and $1,234,521 for the fiscal year ended June 30, 2007.
Additional Information about Services Provided by Allianz Global Fund Management
          As noted above, Allianz Global Fund Management serves as investment manager to the Trust pursuant to the Management Agreement. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Manager.
          In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.
          Some of the objectives of Allianz Global Fund Management’s compliance program are to:
•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;
•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and
•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.
          In its capacity as Manager, in addition to its investment advisory services, Allianz Global Fund Management provides administrative services to the Funds pursuant to the Management Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.
          The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr. and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore and Maney is contained above in “Management of the Trust—Trustees and Officers.”

Position with Allianz
Global Fund
Name	Management	Recent Professional Experience
Marna C. Whittington	Management Board	Ms. Whittington has been a member of the Management Board since June 2004. Ms. Whittington is also a member of the Management Board and Chief Operating Officer of Allianz Global Investors of America L.P., Member- Management Board and Chief Executive Officer of Allianz Global Investors Capital LLC (“AGIC”), a registered investment adviser affiliated with Allianz Global Investors Fund Management LLC. Ms. Whittington has over 20 years prior management experience. Prior to joining AGIC via a predecessor affiliate in 2001, Ms. Whittington was with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1996 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1992 to 1996). Ms. Whittington received a Ph.D. and M.S. from the University of Pittsburgh and B.A. from the University of Delaware. Ms. Whittington holds FINRA Series 3, 6, 63 and 26 licenses.

Barbara R. Claussen	Management Board	Ms. Claussen has been a member of the Management Board since January 2007. Ms. Claussen is Chief Operating Officer at NFJ which is a registered investment adviser affiliated with Allianz Global Investors Fund Management LLC. Ms. Claussen has more than 30 years of experience in the investment business. She joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2005, she was promoted to Chief Operating Officer at NFJ. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading. She holds a B.S. from the University of Wisconsin-Strout.

Udo Frank	Management Board	Managing Director and Global Chief Executive Officer, Executive Committee and Board Manager of RCM Capital Management LLC; Managing Director, Chief Executive Officer, Executive Committee and Member, - Board of Managers of RCM U.S. Holdings LLC; Member - Board of Managers of Caywood - Scholl Capital Management LLC.
Sub-Advisory and Portfolio Management Agreements
          The Manager employs Sub-Advisers to provide investment advisory services to each Fund pursuant to sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Manager and the particular Sub-Adviser. The Manager currently has nine investment management affiliates that are also indirect subsidiaries of Allianz, three of which, Allianz Global Investors Solutions LLC (“AGI Solutions”), NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors Capital LLC (“AGIC”), manage one or more of the Funds. In addition, RCM Capital Management LLC (“RCM”), a subsidiary of Allianz SE and an affiliate of the Manager, manages certain of the Funds.
AGI Solutions
          Pursuant to a Sub-Advisory Agreement between the Manager and AGI Solutions (the “AGI Solutions Sub-Advisory Agreement”), AGI Solutions is the Sub-Adviser and provides investment advisory services to the Allianz Global Investors Solutions Funds. Pursuant to the terms of the AGI Solutions Sub-Advisory Agreement, AGI Solutions is responsible for managing, either directly or through others selected by it, the investment of the Allianz Global Investors Solutions Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of trustees. For the services provided, the Manager (not the Trust) pays AGI

Solutions a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): for each of the Allianz Global Investors Solutions Funds, 0.15% with respect to Fund assets invested in other Funds of the Trust and other investment companies or series thereof, and 0.60% with respect to assets invested directly in securities and other instruments.
          AGI Solutions is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz. AGI Solutions is located at 600 West Broadway, San Diego, California 92101. AGI Solutions was organized in 2008 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation.
AGIC
          Pursuant to a Sub-Advisory Agreement between the Manager and AGIC (the “AGIC Sub-Advisory Agreement”), AGIC is the Sub-Adviser and provides investment advisory services to the AGIC Convertible, AGIC Emerging Growth, AGIC Focused Opportunity, AGIC High Yield Bond, AGIC International Growth, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds (the “AGIC Managed Funds”). Pursuant to the terms of the AGIC Sub-Advisory Agreement, AGIC is responsible for managing, either directly or through others selected by it, the investment of the AGIC Managed Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of trustees. For the services provided, the Manager (not the Trust) pays AGIC a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.37% for AGIC Convertible Fund, 0.59% for AGIC Emerging Growth Fund, 0.52% for AGIC Focused Opportunity Fund, 0.31% for the AGIC High Yield Bond Fund, 0.50% for the AGIC International Growth Fund, 0.65% for the AGIC International Growth Opportunities Fund, 0.81% for the AGIC Micro Cap Fund, 0.52% for the AGIC Small to Mid Cap Growth Fund and 0.98% for the AGIC Ultra Micro Cap Fund.
          As of September 30, 2010, AGIC managed approximately $12.7 billion in assets, not including the amount noted below for its subsidiary NFJ.
          AGIC is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 600 West Broadway, San Diego, California 92101. AGIC also has an office located at 1345 Avenue of the Americas, New York, New York 10019.
          AGIC provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGIC’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AGIC provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC) which may be sponsored or established by AGIC, its affiliates or by unaffiliated third parties. AGIC also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.
          In addition to the advisory-related services noted above, AGIC also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC and legal/compliance and back office operations to Allianz Global Investors Solutions.
NFJ
          Pursuant to a Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to the NFJ Global Dividend Value Fund. Pursuant to the terms of the NFJ Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of the NFJ Global Dividend Value Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays NFJ a monthly fee for the NFJ Global Dividend Value Fund at the annual rate (based on the average daily net assets of the NFJ Global Dividend Value Fund) of 0.50%.
          NFJ is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of AGIC, which, in turn, is wholly owned by Allianz. AGIC is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AGIC is located at 600 West Broadway, San Diego, California 92101. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of September 30, 2010, of approximately $32.6 billion.

RCM, AGIA and RCM AP
          Pursuant to a Sub-Advisory Agreement between the Manager and RCM (the “RCM Sub-Advisory Agreement”), RCM provides investment services to the RCM All Horizons, RCM China Equity, RCM Disciplined Equity, RCM Global EcoTrendsSM, RCM Global Water, RCM International Opportunities and RCM Redwood Funds (the “RCM Managed Funds”). RCM has, in turn, delegated responsibility for the day-to-day portfolio management of the RCM All Horizons Fund, the RCM Global EcoTrendsSM Fund, the RCM Global Water Fund and the RCM International Opportunities Fund (collectively, the “AGIA Managed Funds”) to its affiliate, Allianz Global Investors Advisory GmbH (“AGIA”) (RCM and AGIA being referred to, collectively, with respect to each such Fund as the “Sub-Adviser”). RCM has delegated responsibility for the day-to-day portfolio management of the RCM China Equity Fund to RCM Asia Pacific Limited (“RCM AP”) (RCM and RCM AP being referred to, collectively, with respect to such Fund as the “Sub-Adviser”).
          AGIA serves as portfolio manager for the AGIA Managed Funds pursuant to a separate portfolio management agreement (the “AGIA Portfolio Management Agreement”) between RCM and AGIA. RCM AP serves as portfolio manager for the RCM China Equity Fund pursuant to a separate portfolio management agreement (the “RCM AP Portfolio Management Agreement”). Pursuant to the terms of the RCM Sub-Advisory Agreement, RCM is responsible for managing, either directly or through others selected by it, the investment of the RCM Managed Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. Pursuant to the terms of the AGIA Portfolio Management Agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the assets of each AGIA Managed Fund, subject to the general supervision of RCM, the Manager and the Board of Trustees. Pursuant to the terms of the RCM AP Portfolio Management Agreement with RCM, RCM AP has full investment discretion and makes all determinations with respect to the investment of the assets of the RCM China Equity Fund, subject to the general supervision of RCM, the Manager and the Board of Trustees.
          For the services provided pursuant to the RCM Sub-Advisory Agreement, the Manager (and not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.60% for the RCM All Horizons Fund, 0.715% for the RCM China Equity Fund, 0.40% for the RCM Disciplined Equity Fund, 0.54% for the RCM Global EcoTrendsSM Fund, 0.54% for the RCM Global Water Fund, 0.50% for the RCM International Opportunities Fund and 0.65% for the RCM Redwood Fund. For the services provided pursuant to the AGIA Portfolio Management Agreement, RCM (and not the Trust or the Manager) pays AGIA a monthly portfolio management fee, for each AGIA Managed Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.47% for the RCM All Horizons Fund, 0.43% for the RCM Global EcoTrendsSM Fund, 0.43% for the RCM Global Water Fund and 0.40% for the RCM International Opportunities Fund. For the services provided pursuant to the RCM AP Portfolio Management Agreement, RCM (and not the Trust or the Manager) pays RCM AP a monthly portfolio management fee for the RCM China Equity Fund at the annual rate (based on the average daily net assets of the Fund) of 0.715%.
          RCM is an investment management firm organized as a Delaware limited liability company. RCM is wholly-owned by Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. RCM is the successor investment adviser to Rosenberg Capital Management, which commenced operations in 1970. RCM provides advisory services to mutual funds and institutional accounts. RCM is located at 555 Mission Street, Suite 1700, San Francisco, California 94105. Accounts managed by RCM had combined assets, as of September 30, 2010, of approximately $21.3 billion.
          AGIA is wholly owned by Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. AGIA is located at Mainzer Landstrasse 11-13, Frankfurt am Main, Germany 60329. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. Although AGIA has been registered as an investment management company in Germany since 1990, it has only recently registered in October 2006 as an investment adviser in the United States.
          RCM AP’s principal place of business is 21/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong. RCM AP, an indirect wholly-owned subsidiary of Allianz SE, is an SEC-registered investment advisory firm, which has been in business since 1984, either directly or through its predecessors. As of March 31, 2010, RCM AP managed approximately $12.32 billion.

          The following table sets forth the amount of portfolio management fees paid by the Manager to the applicable Sub-Adviser for each of the Funds for the last three fiscal years. Because certain of the Funds are newly formed, the Manager did not pay any sub-advisory fee amounts to Sub-Advisers during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
AGIC Convertible Fund	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A

AGIC Focused Opportunity Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC International Growth Fund	26,772	N/A	N/A

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

AGIC Micro Cap Fund	N/A	N/A	N/A

AGIC Small to Mid Cap Growth Fund	N/A	N/A	N/A

AGIC Ultra Micro Cap Fund	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(1)	$24,273	$11,012	N/A

NFJ Global Dividend Value Fund	6,142	N/A	N/A

RCM All Horizons Fund	8,866	3,869	N/A

RCM China Equity Fund	N/A	N/A	N/A

RCM Disciplined Equity Fund	31,019	4,289	N/A

RCM Global EcoTrendsSM Fund(2)	502,025	151,700	N/A

RCM Global Water Fund	268,607	231,353	N/A

RCM International Opportunities Fund	33,811	6,229	N/A

RCM Redwood Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	4,656	N/A	N/A

Allianz Global Investors Solutions Core Allocation Fund(3)	163,711	N/A	N/A

Allianz Global Investors Solutions Growth Allocation Fund	3,272	N/A	N/A

Allianz Global Investors Solutions 2015 Fund	4,781	N/A	N/A

Allianz Global Investors Solutions 2020 Fund	4,548	N/A	N/A

Allianz Global Investors Solutions 2030 Fund	4,777	N/A	N/A

Allianz Global Investors Solutions 2040 Fund	4,701	N/A	N/A

Allianz Global Investors Solutions 2050 Fund	4,696	N/A	N/A

TOTAL	$1,096,658	$408,452	N/A

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

(2)	The manager of the RCM Global EcoTrendsSM Fund’s predecessor fund paid $514,238 in sub-advisory fees relating to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and paid $711,261 in sub-advisory fees relating to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from December 1, 2007 to August 29, 2008 after which point the RCM Global EcoTrendsSM Fund’s predecessor fund was reorganized into the Trust.

(3)	The manager of the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid $0 in portfolio management fees for its fiscal year ended June 30, 2008 and $0 for the fiscal year ended June 30, 2007.
          The following table sets forth the amount of portfolio management fees paid by RCM to AGIA for the last three fiscal years. Because the RCM China Equity Fund is newly formed, RCM has not yet paid any portfolio management fee amounts to RCM AP.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
RCM All Horizons Fund	$7,004	$3,056	N/A

RCM Global EcoTrendsSM Fund(1)	396,600	119,842	N/A

RCM Global Water Fund	212,199	182,769	N/A

RCM International Opportunities Fund	26,711	4,921	N/A

TOTAL	$642,514	$310,588	N/A

(1)	The sub-adviser of the RCM Global EcoTrendsSM Fund’s predecessor fund paid $406,248 in portfolio management fees relating to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and paid $561,897 in portfolio management fees relating to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from December 1, 2007 to August 29, 2008 after which point the RCM Global EcoTrendsSM Fund’s predecessor fund was reorganized into the Trust.

Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture
AGI Solutions
          Compensation
          The following explains the compensation structure of each individual (as listed in the Prospectuses) who shares primary responsibility for day-to-day portfolio management of the Funds.
          Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by AGI Solutions.
          Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. Investment professionals are awarded bonuses based primarily on product performance, weighted appropriately between short and long-term performance of their portfolios versus relevant benchmarks and peers. Investment professionals may also be eligible to participate in long-term incentive plans that are based on the longer-term performance of the firm and other metrics.
          Other Accounts Managed
          The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2009.

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Pietranico	0	0	4	760.7	0	0
Stephen Sexauer	0	0	4	760.7	0	0
The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Pietranico	0	0	0	0	0	0
Stephen Sexauer	0	0	0	0	0	0
          Potential Conflicts of Interest
           Although the AGIS Funds utilize a primarily fund-of-funds strategy, from time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same index as a Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by a Fund. The other accounts might also have different investment objectives or strategies than a Fund.
          AGIS has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance, may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

          When AGIS considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGIS traders, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGIS considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGIS attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.
          Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time.
          The AGIS Funds’ portfolio managers may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, the portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. AGIS investment personnel, including the Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to the AGIS Code of Ethics, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.
          Securities Ownership
          The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of December 31, 2009.

Dollar Range of Equity Securities
Allianz Global Investors Solutions Retirement Income Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions Core Allocation Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions Growth Allocation Fund
Paul Pietranico	$50,001–$100,000
Stephen Sexauer	None
Allianz Global Investors Solutions 2015 Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions 2020 Fund
Paul Pietranico	None
Stephen Sexauer	Over $100,000
Allianz Global Investors Solutions 2030 Fund
Paul Pietranico	Over $100,000
Stephen Sexauer	None
Allianz Global Investors Solutions 2040 Fund
Paul Pietranico	None
Stephen Sexauer	None

Dollar Range of Equity Securities
Allianz Global Investors Solutions 2050 Fund
Paul Pietranico	None
Stephen Sexauer	$50,001–$100,000
RCM, AGIA and RCM AP
          The following summarizes the structure of and methods used to determine the compensation of each individual (as listed in the Prospectuses) who shares primary responsibility for the day-to-day portfolio management of each Fund:
          Compensation
          RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of its staff with the investment results generated on behalf of its clients. RCM’s compensation structure reflects their belief that investment professionals are a key element of the company’s success in meeting clients’ objectives.
          The primary components of RCM’s compensation system are a fixed base salary, an annual cash incentive payment (bonus) and a Long Term Incentive Plan Award (LTIPA). RCM strives to provide its people with a competitive overall package, for which it conducts ongoing research to ensure that each component, as well as total compensation, is ahead of or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of RCM’s business.
          Base Salary. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.
          Bonus. Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance evaluated based on peer data over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. RCM’s regional chief investment officer (“CIO”) as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.
          Long-Term Incentive Plan. The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system is to strengthen further the alignment between RCM’s clients, senior professionals, and RCM’s corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors AG, RCM’s parent. LTIPA is awarded annually — for senior professionals it typically amounts to between 20-30 percent of total compensation — and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows RCM to emphasize the longer term nature of many of the projects critical for RCM to deliver results on a sustainable basis. RCM views this as very competitive and similar in nature to ownership, yet its employees do not need a liquidity event to realize large gains in value.
          Other Accounts Managed
          The following summarizes information regarding each of the accounts, excluding portfolios of the Trust that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2009.

					Other Registered
	Other Pooled Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Schofield	3	176	5	127	1	2
Lucy MacDonald	6	1,495	24	5,299	0	0
Seung H. Minn, CFA	7	3,296	7	475	0	0
Andreas Fruschki	0	0	1	16	0	0

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Matthew Bowyer	0	0	5	741	1	15
Christina Chung*	8	1,880.3	8	1,219.1	0	0
Vipin Ahuja**	0	0	0	0	0	0
Raphael L. Edelman	1	48	6	1,194	2	423
Todd G. Hawthorne	0	0	1	4	1	10

*	Data as of March 31, 2010.

**	Data as of June 1, 2010.
          The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Schofield	0	0	1	24	0	0
Lucy MacDonald	0	0	0	0	0	0
Seung H. Minn, CFA	0	0	0	0	0	0
Andreas Fruschki	0	0	0	0	0	0
Matthew Bowyer	0	0	0	0	0	0
Christina Chung*	0	0	0	0	0	0
Vipin Ahuja**	0	0	0	0	0	0
Raphael L. Edelman	0	0	0	0	0	0
Todd G. Hawthorne	0	0	0	0	0	0

*	Data as of March 31, 2010.

**	Data as of June 1, 2010.
          Potential Conflicts of Interest
          Like other investment professionals with multiple clients, a portfolio manager for the Funds may face certain potential conflicts of interest in connection with managing both the Funds and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM, AGIA and RCM AP believe are faced by investment professionals at most major financial firms. RCM, AGIA, RCM AP, the Manager and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different management fee rates and/or fee structures, including accounts that pay management fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
          A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Sub-Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
          “Cross trades,” in which one of the Sub-Adviser’s accounts sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Sub-Adviser, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Manager-advised account are to be made at an independent current market price, as required by law.

          Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
          A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
          A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for a Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”
          A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to codes of ethics adopted by RCM, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.
          In order to reinforce the mechanisms described above across its broader organization worldwide, the global RCM Organization has integrated global compliance standards in the compliance programs administered by all of its offices.
          Securities Ownership
          The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, unless otherwise indicated, as of December 31, 2009.

Dollar Range of Equity Securities
RCM All Horizons Fund
Paul Schofield	None
Lucy MacDonald	None
RCM China Equity Fund
Christina Chung(1)	None
RCM Disciplined Equity Fund
Seung H. Minn	$10,001 – $50,000
RCM Global EcoTrendsSM Fund
Vipin Ahuja(2)	None
Andreas Fruschki	None
RCM Global Water Fund
Vipin Ahuja(2)	None
Andreas Fruschki	None
RCM International Opportunities Fund
Matthew Bowyer	None
Lucy MacDonald	None

Dollar Range of Equity Securities
RCM Redwood Fund
Raphael L. Edelman(3)	None
Todd G. Hawthorne(3)	None

(1)	Data as of March 31, 2010.

(2)	Data as of June 1, 2010.

(3)	Data as of November 22, 2010.
          Corporate Culture of RCM
          Research is the cornerstone of RCM’s investment process. RCM’s unique research platform is made up of sector-based fundamental research and its proprietary Grassroots® Research. Research and portfolio management are distinct and equally ranking career paths for RCM professionals. Transparency, accountability and measurement at each step of the investment process are of critical importance to RCM and are the primary drivers of compensation for all individuals across the firm.
          RCM operates from six offices around the world with over 500 employees from more than 25 nations. RCM believes diversity is an essential tool in its goal of successfully navigating the challenging and rapidly changing global marketplace. At RCM, employees are from diverse backgrounds, with diverse skills, experiences and viewpoints who work together for more informed investment decisions and for the benefit of clients. RCM encourages curious, open and aware minds, thriving on diversity but operating as one global organization.
AGIC
          Compensation Structure for AGIC (including NFJ)
          Investment professional compensation has different components that are fixed and variable (long-term or short-term). Together, they form a policy that is designed to:
•	retain investment talent for the long-term,

•	link pay to investment performance,

•	build a common culture for the larger organization, and

•	align incentives with our organizational values.
          The AGIC (including NFJ) compensation structure consists of the following:
•	Base Pay. Each portfolio manager is paid a fixed base salary that is set at a level determined by AGIC or NFJ, as applicable. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation consultants.

•	Annual Cash Bonus. Each portfolio manager is eligible for an annual cash bonus, which is based generally on the relevant Fund’s pre-tax performance. Compensation linked to investment performance typically uses the relevant Fund’s benchmark (as specified in its Summary Prospectus) and/or peer group ranking through measurement periods that are trailing one, three and five years, but vary by investment team and fund. The differences in time periods are not arbitrary, but are linked to the nature of the investment processes, strategies and investment turnover.

•	Firm Profit-Linked Incentives.

Profits Interest Plan (PIP). This equity-like program is designed to link the success of AGIC’s discrete investment platforms together, building a common AGIC culture that supports the specific investment cultures of each platform and retain and incent investment professionals for long term career success at AGIC. Units are awarded to Managing Directors annually, have a terminal value that vests over five years and pay an annual “dividend distribution” based on operating profit of AGIC. The terminal value is paid in years 5 through 10, creating a long-term focus on building a sustainable business. As described below, these units will typically comprise between 10% and 30% of total compensation based on allocation amounts and values.

Long Term Incentive Plan (LTIP). This equity-like program is similarly designed to link individual success of AGIC’s discrete investment platforms together, build a common culture that supports the specific investment cultures of each platform and retain and incent investment professionals for long term career success. Units are awarded to non-Managing

Directors annually, the units have a terminal value that vests over three years but do not pay an annual distribution. The terminal value is based on a combination of earnings growth at AGIC and at Allianz Global Investors AG in total. The terminal value is paid after three years. The LTIP is designed to create a long-term focus on building a sustainable business for Vice President- and Senior Vice President- level investment professionals. As described below, these units will typically comprise between 10 and 30% of total compensation based on allocation amounts and values.

The AGIC Compensation Policy seeks to target the various components proportionally as:

•	Base Pay:	25% to 35% of total compensation
•	Annual Cash Bonus:	35% to 55% of total compensation
•	PIP/LTIP:	10% to 30% of total compensation
          The resulting mix is typically 45% to 85% variable. The variable component is roughly 1/3 to 2/3 linked to investment performance and the balance linked to long-term, profitability of the firm. Compensation linked to investment results is paid annually; compensation linked to firm profitability is paid over 10 years in the case of PIP and 3 years in the case of LTIP.
          Other Accounts Managed
          The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2009 (except as otherwise indicated).

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
K. Mathew Axline*	0	0	15	705.9	1	2.6
Douglas G. Forsyth, CFA	6	766.6	9	1,203.1	6	2,908.4
Christopher A. Herrera	3	234.9	2	81.4	2	49.0
Justin Kass, CFA	6	766.6	9	1,203.1	6	2,908.4
Pedro Marcal	0	0	4	682.6	2	177.9
Robert S. Marren*	0	0	15	705.9	1	2.6
John C. McCraw*	0	0	15	705.9	1	2.6
Nelson W. Shing	3	234.9	2	81.4	2	49.0
William L. Stickney	6	766.6	9	1,203.1	6	2,908.4
Horacio A. Valeiras, CFA	0	0	4	682.6	1	5.4
Michael Corelli*	0	0	13	388.0	5	505.0
Eric Sartorius*	0	0	13	388.0	5	505.0

*	Data as of September 30, 2010
          The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
K. Mathew Axline*	0	0	3	201.3	0	0
Douglas G. Forsyth, CFA	2	423.1	0	0	0	0
Christopher A. Herrera	0	0	0	0	0	0
Justin Kass, CFA	2	423.1	0	0	0	0
Pedro Marcal	0	0	0	0	0	0
Robert S. Marren*	0	0	0	0	0	0
John C. McCraw*	0	0	0	0	0	0
Nelson W. Shing	0	0	0	0	0	0
William L. Stickney	2	423.1	0	0	0	0
Horacio A. Valeiras, CFA	0	0	0	0	0	0
Michael Corelli*	0	0	0	0	0	0
Eric Sartorius*	0	0	0	0	0	0

*	Data as of September 30, 2010

          Potential Conflicts of Interest
          Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGIC believes are faced by investment professionals at most major financial firms.
          AGIC has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
          When AGIC considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGIC’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGIC considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGIC attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.
          “Cross trades,” in which one AGIC account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGIC may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGIC has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.
          Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGIC maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.
          A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
          A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGIC with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGIC has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

          A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
          AGIC’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGIC’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AGIC will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts
          Securities Ownership
          The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of December 31, 2009.

Dollar Range of Equity Securities
AGIC Convertible Fund
Douglas G. Forsyth, CFA	None
Justin Kass, CFA	None
AGIC Emerging Growth Fund
K. Mathew Axline*	$50,001 – $100,000
John C. McCraw*	$100,001 – $500,000
Robert S. Marren*	$50,001 – $100,000
AGIC Focused Opportunity Fund
Michael Corelli*	None
Eric Sartorius*	None
AGIC High Yield Bond Fund
Douglas G. Forsyth, CFA	None
William L. Stickney	None
AGIC International Growth Fund
Pedro Marcal	$10,001 – $50,000
Horacio A. Valeiras, CFA	Over $100,000
AGIC International Growth Opportunities Fund
Christopher A. Herrera	None
Nelson W. Shing	None
AGIC Micro Cap Fund
K. Mathew Axline*	$50,001 – $100,000
John C. McCraw*	$100,001 – $500,000
Robert S. Marren*	$100,001 – $500,000
AGIC Small to Mid Cap Growth Fund
K. Mathew Axline	$100,001 – $500,000
John C. McCraw	None
Robert S. Marren	None
AGIC Ultra Micro Cap Fund
K. Mathew Axline*	None
John C. McCraw*	$100,001 – $500,000
Robert S. Marren*	$100,001 – $500,000

*	As of November 30, 2010
          Corporate Culture of AGIC (including NFJ)
          As has been described earlier in this SAI, by reorganizing Nicholas Applegate and Oppenheimer Capital into their corporate parent AGIC and transitioning all of the management of client assets, as well as consolidating within AGIC certain functions of NFJ,

AGIC has evolved its business model from multiple, smaller-scale boutique managers to a single integrated business supporting multiple, independent alpha sources. AGIC believes such integration permits to more easily support different investment teams and approaches.
          This consolidation embraces the business model of the parent organization with the goal of combining functional areas where there are benefits, and leaving independent the areas that work better as discrete, independent functions.
          AGIC believes that certain benefits have been realized from this integration, including a single trading and risk management platform for all strategies, overall benefit of consolidated functions, and better alignment of investment and business professionals, all forming a more stable and creative culture that is stronger and more leveraged than the individual boutique firms were on their own.
          While longevity of investment personnel is a primary consideration, AGIC views all functions as important to building a stable long-term firm that best allows talented employees to spend their careers at AGIC and benefit shareholders. More than 50% of the portfolio managers at AGIC have been with the firm (or its predecessor firms) for more than 10 years. AGIC aims to keep its focus on success and long-term career development of its investment professionals and understands that state-of-the-art operations, professional client service in the retail and institutional businesses, client focused marketing and product management teams are tools that its investment professionals need to be successful.
NFJ
          Compensation
          See “AGIC—Compensation Structure for AGIC (including NFJ)” above for a discussion of the NFJ compensation structure.
          Other Accounts Managed
          The following summarizes information regarding each of the accounts, excluding portfolios of the NFJ Global Dividend Value Fund that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2009.

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	3	97	45	8,635	12	17,341
Benno J. Fischer	3	97	56	10,050	22	18,956
L. Baxter Hines	1	7.2	42	8,548	8	9,250
Thomas W. Oliver	1	8	45	9,112	15	10,544
The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	0	0	0	0	0	0
Benno J. Fischer	0	0	0	0	0	0
L. Baxter Hines	0	0	0	0	0	0
Thomas W. Oliver	0	0	0	0	0	0
          Potential Conflicts of Interest
          Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Manager and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
          A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
          Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
          A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
          A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services”.
          A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.
          As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee with a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee, a Pricing Committee and a Performance Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.
          Securities Ownership
          As of the end of the most recent fiscal year no portfolio manager beneficially owned any securities in the NFJ Global Dividend Value Fund.
          See “AGIC — Corporate Culture of AGIC (Including NFJ)” for a discussion of corporate culture pertinent to NFJ.

Codes of Ethics
          The Trust, the Manager, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.
DISTRIBUTION OF TRUST SHARES
Distributor and Multi-Class Plan
          Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by a Fund or class upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.
          The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).
          The Trust currently offers up to eight classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class P, Class R, Institutional Class and Administrative Class shares. Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments, as discussed in the Retail Prospectus. Disclosure throughout the Statement of Additional Information regarding the “purchase” of Class B shares only relates to such exchanges and dividend reinvestments.
          Class A, Class B and Class C shares of the Trust are offered through financial institutions that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”).
          Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment managers, with which the Distributor has an agreement for the use of the Trust’s Funds in particular investment products, programs or accounts for which a fee may be charged.
          Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.
          Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R and Institutional Class Shares” below.
          Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds).
          Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.
          Under the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.
          Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Management Agreement based on the different levels of administrative services provided to each Class. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.
Contingent Deferred Sales Charge and Initial Sales Charge
          As described in the Retail Prospectus under the caption “Classes of Shares—Class A, Class B and Class C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Class P, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another series of the Trust or series of Allianz Funds, PIMCO Equity Series or PIMCO Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.
          The following table sets forth the amount of contingent deferred sales charges paid to the Distributor for the last three fiscal years.

	Year Ended	Year Ended	Year Ended
Class	11/30/09	11/30/08	11/30/07
Class A	$2,791	$6,570	N/A

Class B(1)	11,835	N/A	N/A

Class C(2)	35,094	$12,134	N/A

Total	49,719	$18,704	N/A

(1)	The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the following in CDSC charges for its Class B shares: $17,743 during the period from July 1, 2008 through April 30, 2009, $188, 970.47 during the fiscal year ended June 30, 2008, $183,720.81 during the fiscal year ended June 30, 2007, $116,188.20 during the fiscal year ended June 30, 2008 and $57,364.40 during the period between July 2008 and March 2009.

(2)	The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the following in CDSC charges for its Class C shares: $1,271 during the period from July 1, 2008 through April 30, 2009.
          As described in the Retail Prospectus under the caption “Classes of Shares—Class A, Class B and Class C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. The following table sets forth the amount of initial sales charges received by the Distributor for the last three fiscal years.

	Year Ended	Year Ended	Year Ended
Class	11/30/09	11/30/08	11/30/07
Class A(1)	$73,828	$199,483	N/A

Class B	N/A	N/A	N/A

Class C	N/A	N/A	N/A

Total	N/A	$199,483	N/A

(1)	The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the following in initial sales charges for its Class A shares: $5,954 during the period from July 1, 2008 through April 30, 2009. $209,734 in initial sales charges were received in relation to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from December 1, 2007 to August 29, 2008, after which point the RCM Global EcoTrendsSM Fund’s predecessor fund was reorganized into the Trust.
Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares
          As stated in the Retail Prospectus under the caption “Classes of Shares—Class A, B, C and R Shares—Distribution and Servicing (12b-1) Plans” and “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority Inc. (“FINRA” which was formerly NASD) and which have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.

          Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.
          The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. In the case of Class R shares, distribution and servicing fees are paid periodically on a trail-flow basis, either monthly or quarterly. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.
Class A Servicing Fees
          As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).
Class B, Class C and Class R Distribution and Servicing Fees
          As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

Class	Servicing Fee	Distribution Fee
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%
          The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.
          The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.
          Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds, based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Class	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B	0.25%	None
Class C	0.25%	0.75%
Class R	0.25%	0.25%
          Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.
          In addition, the Distributor, Allianz Global Fund Management and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.
          A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor, Allianz Global Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, Allianz Global Fund Management and/or their affiliates also make payments to certain financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, Allianz Global Fund Management and their affiliates.
          The additional payments described above are made from the Distributor’s or Allianz Global Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, Allianz Global Fund Management and/or their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described above are generally not made with respect to Class

P, Class R, Institutional Class or Administrative shares. In some cases, in addition to payments described above, the Distributor, Allianz Global Fund Management and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.
          In return for providing ongoing shareholder support services, the Distributor has agreed to pay, out of its own assets, an additional fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) at the annual rate of 0.10%, and to A.G. Edwards & Sons, Inc. (“A.G. Edwards”) at the annual rate of 0.06%, of the average daily total net assets of the Fund attributable to Class A shares sold through Merrill Lynch or A.G. Edwards, as applicable, in the RCM Global EcoTrendsSM Fund’s predecessor fund’s initial public offering in January 2007 and that continue to be held by or through Merrill Lynch or A.G. Edwards, as applicable, on behalf of its customers commencing one year after completion of the initial public offering.
          If investment managers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.
          As of the date of this Statement of Additional Information, the Distributor and Allianz Global Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:
American Portfolios Financial Services Inc.
Ameriprise Financial Services, Inc.
Associated Securities Corp. (f/k/a Associated Financial Group)
AXA Advisors LLC
Chase Investment Services Corp.
Citigroup Global Markets Inc.
Commonwealth Financial Network
Cuna Brokerage Services
E*TRADE Clearing LLC
First Allied Securities, Inc.
FSC Securities Corp.
ING Companies:
     ING Financial Partners, Inc.
     Financial Network Investment Corp.
     Multi-Financial Securities Corp.
     PrimeVest Financial Services, Inc.
Janney, Montgomery, Scott
Lincoln Financial Securities Corp.
Linsco/Private Ledger Corporation
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Mutual Service Corporation
National Planning Holdings, Inc.
     Invest Financial Corp.
     Investment Centers of America
     National Planning Corp.
     SII Investments Inc.
Northwestern Mutual Investment Services LLC
Questar Capital
Raymond James & Associates
Raymond James Financial Services, Inc.
RBC Capital Markets Corp.
Robert W. Baird
Royal Alliance Associates Inc.
SagePoint Financial, Inc. (f/k/a AIG Financial Advisors, Inc.
Securities America, Inc.
Sterne Agee
Summit Brokerage Services Inc.
SunTrust Investment Services

UBS Financial Services, Inc.
United Planners’ Financial Services of America
US Bancorp Investments, Inc.
Wachovia Securities, LLC
Waterstone Financial Group
Wells Fargo(1)

(1)	Includes arrangements with Wachovia Capital Markets, LLC (f/k/a Wachovia Securities, LLC), which was acquired by Wells Fargo.
          The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, Allianz Global Fund Management and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
          Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.
          If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.
          Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.
          The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.
          If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).
          The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ management fees and/or by affording greater flexibility to the Sub-Adviser. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans
          The following table sets forth the amount paid by the Trust pursuant to the Class A Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class A Retail Plan during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
AGIC Convertible Fund	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A

AGIC Focused Opportunity Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC International Growth Fund	31	N/A	N/A

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(1)	$112	$8	N/A

NFJ Global Dividend Value Fund	62	N/A	N/A

RCM All Horizons Fund	58	8	N/A

RCM China Equity Fund	N/A	N/A	N/A

RCM Disciplined Equity Fund	2,007	50	N/A

RCM Global EcoTrendsSM Fund(2)	224,906	68,838	N/A

RCM Global Water Fund	55,591	48,672	N/A

RCM International Opportunities Fund	30	8	N/A

RCM Redwood Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	170	N/A	N/A

Allianz Global Investors Solutions Core Allocation Fund(3)	75,312	N/A	N/A

Allianz Global Investors Solutions Growth Allocation Fund	37	N/A	N/A

Allianz Global Investors Solutions 2015 Fund	62	N/A	N/A

Allianz Global Investors Solutions 2020 Fund	41	N/A	N/A

Allianz Global Investors Solutions 2030 Fund	129	N/A	N/A

Allianz Global Investors Solutions 2040 Fund	28	N/A	N/A

Allianz Global Investors Solutions 2050 Fund	57	N/A	N/A

Total	$358,633	$117,584	N/A

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

(2)	Class A shareholders of the RCM Global EcoTrendsSM Fund’s predecessor fund paid the Distributor $238,073 pursuant to a Servicing Plan for the period from the RCM Global EcoTrendsSM Fund’s predecessor fund’s commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and $330,571 for the period from December 1, 2007 to August 29, 2008 after which point the RCM Global EcoTrendsSM Fund’s predecessor fund was reorganized into the Trust.

(3)	The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the Distributor $103,629 for the period from July 1, 2008-April 30, 2009, $170,701 for the fiscal year ended June 30, 2008, $172,526 for the fiscal year ended June 30, 2007 and $137,587 for the fiscal year ended June 30, 2006 pursuant to its Class A retail plan.
          The amounts collected pursuant to the Class A Retail Plan are to be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class A Retail Plan for these purposes during the periods noted for such Funds.

		Sales Material and
Fund	Compensation	Other Expenses	Total
AGIC Convertible Fund	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A

AGIC Focused Opportunity Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC International Growth Fund	26	5	31

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(1)	$95	$17	$112

NFJ Global Dividend Value Fund	53	9	62

RCM All Horizons Fund	49	9	58

RCM China Equity Fund	N/A	N/A	N/A

RCM Disciplined Equity Fund	1,706	301	2,007

RCM Global EcoTrendsSM Fund	191,170	33,736	224,906

RCM Global Water Fund	47,253	8,338	55,591

RCM International Opportunities Fund	26	4	30

RCM Redwood Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	145	25	170

Allianz Global Investors Solutions Core Allocation Fund	64,015	11,297	75,312

Allianz Global Investors Solutions 2015 Fund	52	10	62

Allianz Global Investors Solutions 2020 Fund	35	6	41

Allianz Global Investors Solutions 2030 Fund	109	20	129

Allianz Global Investors Solutions 2040 Fund	24	4	28

Allianz Global Investors Solutions 2050 Fund	49	8	57

Total	$304,839	$53,794	$358,633

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
Payments Pursuant to Class B Plans
          The following table sets forth the amount paid by the Trust pursuant to the Class B Retail Plan for the last three fiscal years. The following table sets forth the amount paid by the Trust pursuant to the Class B Retail Plan for the last three fiscal years.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
Allianz Global Investors Solutions Core Allocation Fund	$177,706	N/A	N/A
          Under its Class B Retail Plan, the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the Distributor $327,132 for the period of July 1, 2008 to April 30, 2009, $744,274 for the fiscal year ended June 30, 2008 and $818,998 for the fiscal year ended June 30, 2007 made to the Distributor pursuant to its Class B retail plan.
          The amounts collected pursuant to the Class B Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because the Funds are newly formed and have not yet commenced operations, the Trust has not paid any amount pursuant to the Class B Retail Plan during the periods noted.

		Sales Material and
Fund	Compensation	Other Expenses	Total
Allianz Global Investors Solutions Core Allocation Fund	$151,050	$26,656	$177,706
Payments Pursuant to Class C Plans
          The following table sets forth the amount paid by the Trust pursuant to the Class C Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class C Retail Plan during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
AGIC Convertible Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A

AGIC International Growth Fund	190	N/A	N/A

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(1)	$97	$8	N/A

NFJ Global Dividend Value Fund	133	N/A	N/A

RCM All Horizons Fund	234	10	N/A

RCM China Equity Fund	N/A	N/A	N/A

RCM Disciplined Equity Fund	2,984	24	N/A

RCM Global EcoTrendsSM Fund	43,492	88	N/A

RCM Global Water Fund	209,856	40,635	N/A

RCM International Opportunities Fund	159	8	N/A

RCM Redwood Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	182	N/A	N/A

Allianz Global Investors Solutions Core Allocation Fund(2)	493,763	N/A	N/A

Allianz Global Investors Solutions Growth Allocation Fund	428	N/A	N/A

Allianz Global Investors Solutions 2015 Fund	408	N/A	N/A

Allianz Global Investors Solutions 2020 Fund	113	N/A	N/A

Allianz Global Investors Solutions 2030 Fund	239	N/A	N/A

Allianz Global Investors Solutions 2040 Fund	224	N/A	N/A

Allianz Global Investors Solutions 2050 Fund	102	N/A	N/A

Total	$752,605	$40,773	N/A

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

(2)	The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the Distributor $818,122 for the fiscal year ended June 30, 2009, $1,569,878 for the fiscal year ended June 30, 2008 and $1,556,612 for the fiscal year ended June 30, 2007 made to the Distributor pursuant to its Class C retail plan.
          The amounts collected pursuant to the Class C Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class C Retail Plan for these purposes during the periods noted for such Funds.

		Sales Material and
Fund	Compensation	Other Expenses	Total
AGIC Convertible Fund	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC International Growth Fund	162	28	190

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(1)	$82	$15	$97

NFJ Global Dividend Value Fund	113	20	133

RCM All Horizons Fund	199	35	234

RCM China Equity Fund	N/A	N/A	N/A

RCM Disciplined Equity Fund	2,537	447	2,984

RCM Global EcoTrendsSM Fund	36,968	6,524	43,492

RCM Global Water Fund	178,377	31,479	209,856

RCM International Opportunities Fund	135	24	159

RCM Redwood Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	154	28	182

		Sales Material and
Fund	Compensation	Other Expenses	Total
Allianz Global Investors Solutions Core Allocation Fund	419,698	74,065	493,763

Allianz Global Investors Solutions Growth Allocation Fund	364	64	428

Allianz Global Investors Solutions 2015 Fund	347	61	408

Allianz Global Investors Solutions 2020 Fund	96	17	113

Allianz Global Investors Solutions 2030 Fund	203	36	239

Allianz Global Investors Solutions 2040 Fund	190	34	224

Allianz Global Investors Solutions 2050 Fund	87	15	102

Total	$639,712	$112,893	$752,605

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
Payments Pursuant to Class R Plans
          The following table sets forth the amount paid by the Trust pursuant to the Class R Retail Plan for the last three fiscal years. Because certain of the Funds that currently offer Class R Shares are newly formed, the Trust did not pay any amount pursuant to the Class R Retail Plan during the periods noted.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
AGIC Convertible Fund	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC International Growth Fund	$48	N/A	N/A

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

RCM China Equity Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	50	N/A	N/A

Allianz Global Investors Solutions Core Allocation Fund	32	N/A	N/A

Allianz Global Investors Solutions Growth Allocation Fund	36	N/A	N/A

Allianz Global Investors Solutions 2015 Fund	50	N/A	N/A

Allianz Global Investors Solutions 2020 Fund	50	N/A	N/A

Allianz Global Investors Solutions 2030 Fund	51	N/A	N/A

Allianz Global Investors Solutions 2040 Fund	52	N/A	N/A

Allianz Global Investors Solutions 2050 Fund	51	N/A	N/A

Total	$418	N/A	N/A
          The amounts collected pursuant to the Class R Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds that currently offer Class R Shares were newly formed during the period, the Distributor has not used any amounts collected pursuant to the Class R Retail Plan for these purposes during the periods noted.

		Sales Materials and
Fund	Compensation	Other Expenses	Total
AGIC Convertible Fund	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC International Growth Fund	$41	$7	$48

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

RCM China Equity Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	42	8	50

Allianz Global Investors Solutions Core Allocation Fund	27	5	32

Allianz Global Investors Solutions Growth Allocation Fund	30	6	36

Allianz Global Investors Solutions 2015 Fund	42	8	50

Allianz Global Investors Solutions 2020 Fund	42	8	50

		Sales Materials and
Fund	Compensation	Other Expenses	Total
Allianz Global Investors Solutions 2030 Fund	44	7	51

Allianz Global Investors Solutions 2040 Fund	44	8	52

Allianz Global Investors Solutions 2050 Fund	44	7	1

Total	$356	$62	$418
          From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Fund, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Fund and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. The allocation of such excess amounts as of November 30, 2009 is as follows. Because certain of the Funds were newly formed during the period, no such excess expenses have been incurred during the periods noted for such Funds.

Fund	Class A	Class B	Class C	Class R

AGIC Convertible Fund	N/A	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A	N/A

AGIC Focused Opportunity Fund	N/A	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A	N/A

AGIC International Growth Fund	27	N/A	130	55

AGIC International Growth Opportunities Fund	N/A	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(1)	$104	N/A	$97	—

NFJ Global Dividend Value Fund	54	N/A	133	—

RCM All Horizons Fund	29	N/A	234	—

RCM China Equity Fund	N/A	N/A	N/A	N/A

RCM Disciplined Equity Fund	192	N/A	809	—

RCM Global EcoTrendsSM Fund(2)	18,067	N/A	38,476	—

RCM Global Water Fund	4,293	N/A	97,235	—

RCM International Opportunities Fund	29	N/A	159	—

RCM Redwood Fund	N/A	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	80	N/A	182	63

Allianz Global Investors Solutions Core Allocation Fund(3)	887	134,803	75,939	32

Allianz Global Investors Solutions Growth Allocation Fund	21	N/A	273	36

Allianz Global Investors Solutions 2015 Fund	42	N/A	324	62

Allianz Global Investors Solutions 2020 Fund	33	N/A	113	62

Allianz Global Investors Solutions 2030 Fund	54	N/A	134	64

Allianz Global Investors Solutions 2040 Fund	28	N/A	199	63

Allianz Global Investors Solutions 2050 Fund	22	N/A	102	63

Total	$23,961	$134,803	$214,541	$500

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

(2)	The expenses of the principal underwriter incurred in connection with the servicing of the Class A shares of the RCM Global EcoTrendsSM Fund’s predecessor fund exceeded the distribution and/or servicing fees collected by the Distributor by $328,447 for the period from December 1, 2007 to August 29, 2008.

(3)	The expenses of the principal underwriter incurred in connection with the servicing of the Class B shares of the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, exceeded the distribution and/or servicing fees collected by the Distributor by approximately $563,000 for the period ended June 30, 2008.

Fund	Class A	Class B	Class C	Class R

AGIC Convertible Fund	N/A	N/A	N/A	N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A	N/A

AGIC Focused Opportunity Fund	N/A	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A	N/A

AGIC International Growth Fund	0.06%	0.00%	0.47%	0.41%

AGIC International Growth Opportunities Fund	N/A	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(1)	0.12%	0.00%	0.58%	0.00%

NFJ Global Dividend Value Fund	0.02%	0.00%	0.15%	0.00%

RCM All Horizons Fund	0.04%	0.00%	0.71%	0.00%

RCM China Equity Fund	N/A	N/A	N/A	N/A

RCM Disciplined Equity Fund	0.01%	0.00%	0.13%	0.00%

RCM Global EcoTrendsSM Fund(2)	0.02%	0.00%	0.50%	0.00%

RCM Global Water Fund	0.02%	0.00%	0.43%	0.00%

RCM International Opportunities Fund	0.07%	0.00%	0.49%	0.00%

RCM Redwood Fund	N/A	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	0.03%	0.00%	0.14%	0.51%

Allianz Global Investors Solutions Core Allocation Fund(3)	0.00%	0.43%	0.09%	0.26%

Allianz Global Investors Solutions Growth Allocation Fund	0.05%	0.00%	0.15%	0.27%

Allianz Global Investors Solutions 2015 Fund	0.05%	0.00%	0.46%	0.51%

Allianz Global Investors Solutions 2020 Fund	0.08%	0.00%	0.37%	0.50%

Allianz Global Investors Solutions 2030 Fund	0.03%	0.00%	0.17%	0.49%

Allianz Global Investors Solutions 2040 Fund	0.12%	0.00%	0.47%	0.47%

Allianz Global Investors Solutions 2050 Fund	0.07%	0.00%	0.77%	0.47%

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

(2)	The expenses incurred for the Class A shares as a percentage of net assets of the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from December 1, 2007 to August 29, 2008 was (0.41%)

(3)	The expenses incurred for the Class B shares as a percentage of net assets of the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, as of June 30, 2008 was 0.93%
Distribution and Administrative Services Plans for Administrative Class Shares
          The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.
          Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.
          Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.
          In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

          The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.
          Each Administrative Plan provides that it may not be amended to increase materially the costs that Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.
          Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.
          Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.
          Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.
Payments Pursuant to the Administrative Plans
          The following table sets forth the amount paid by the Trust to service providers pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the last three fiscal years. Because the Funds that currently offer Administrative Class Shares are newly formed, the Trust did not pay any amount pursuant to the Administrative Services Plan and the Administrative Distribution Plan during the periods noted.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
AGIC Convertible Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

RCM China Equity Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	$0	N/A	N/A

Allianz Global Investors Solutions Core Allocation Fund	0	N/A	N/A

Allianz Global Investors Solutions Growth Allocation Fund	0	N/A	N/A

Allianz Global Investors Solutions 2015 Fund	0	N/A	N/A

Allianz Global Investors Solutions 2020 Fund	0	N/A	N/A

Allianz Global Investors Solutions 2030 Fund	0	N/A	N/A

Allianz Global Investors Solutions 2040 Fund	0	N/A	N/A

Allianz Global Investors Solutions 2050 Fund	0	N/A	N/A

Total	$0	N/A	N/A
Plan for Class D Shares
          Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of each Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to a Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares pay distribution and/or servicing fees (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
          In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs that Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.
          Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.
          Because certain of the Funds are newly formed, the Trust did not pay any amount to qualified service providers pursuant to the Class D Plan during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
AGIC Convertible Fund	$ N/A	$ N/A	$ N/A

AGIC Emerging Growth Fund	N/A	N/A	N/A

AGIC High Yield Bond Fund	N/A	N/A	N/A

AGIC International Growth Fund	30	N/A	N/A

AGIC International Growth Opportunities Fund	N/A	N/A	N/A

NACM Global Equity 130/30 Fund(1)	18	8	N/A

NFJ Global Dividend Value Fund	12	N/A	N/A

RCM All Horizons Fund	20	8	N/A

RCM China Equity Fund	N/A	N/A	N/A

RCM Disciplined Equity Fund	65	9	N/A

RCM Global EcoTrendsSM Fund	367	4	N/A

RCM Global Water Fund	75	15	N/A

RCM International Opportunities Fund	19	8	N/A

RCM Redwood Fund	N/A	N/A	N/A

Allianz Global Investors Solutions Retirement Income Fund	48	N/A	N/A

Allianz Global Investors Solutions Core Allocation Fund	17	N/A	N/A

Allianz Global Investors Solutions Growth Allocation Fund	18	N/A	N/A

Allianz Global Investors Solutions 2015 Fund	72	N/A	N/A

Allianz Global Investors Solutions 2020 Fund	60	N/A	N/A

Allianz Global Investors Solutions 2030 Fund	94	N/A	N/A

Allianz Global Investors Solutions 2040 Fund	71	N/A	N/A

Allianz Global Investors Solutions 2050 Fund	105	N/A	N/A

Total	$1,090	$52	N/A

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
Additional Information About Class P Shares
          Class P shares of each Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, with respect to Class P shares of each Fund held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, each Fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Distributor provides similar services to certain Class P shareholders, it may receive service agent fees under the shareholder servicing arrangements for Class P shares. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Class P shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.
Additional Information About Institutional Class and Administrative Class Shares
          Institutional Class and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class and Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Institutional Class and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.
Purchases, Exchanges and Redemptions
          Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectuses, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference. Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Retail Prospectus and as described in greater detail below. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.
          Certain clients of the Manager or a Sub-Adviser whose assets would be eligible for purchase by one or more Funds may purchase shares of the Trust with such assets. Assets so purchased by the Funds will be valued in accordance with procedures adopted by the Board of Trustees.
          The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion, including for Trustees, officers and employees of the Funds, the Manager, the Sub-Advisers and the Distributor and their immediate family members, and trusts or plans primarily for the benefit of such persons. The minimum initial investment for single defined contribution plans is $100,000, unless the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.
          The minimum initial investment in Class D shares of any Fund is $1,000, with a minimum subsequent investment of $50 per Fund. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.
          To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class P, Administrative Class and Class D shares, please call the Trust at 1-800-498-5413 or the Distributor at 1-800-426-0107.
          One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.
          As described and subject to any limits in the Retail Prospectus under the caption “How to Buy and Sell Shares- Exchanging Shares” and in the Institutional Prospectus under the caption “How to Buy and Sell Shares — Exchange Privilege” and in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R and Institutional Class Shares,”, a shareholder may exchange shares of any Fund for shares of the same class of any other series of the Trust that is available for investment or any series of Allianz Funds, PIMCO Equity Series or PIMCO Funds that is available for investment, on the basis of their respective net asset values. A shareholder may also exchange Institutional Class shares of the Funds for Class M shares of any series of PIMCO Funds, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Manager and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new fund. For example, if a shareholder invests in Class C shares of one fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first fund as described herein.
          Effective April 11, 2011, the exchange privilege as described above will no longer apply to exchanges of Fund shares for shares of PIMCO Funds or PIMCO Equity Series, and vice versa. On and after April 11, 2011, when Fund shareholders purchase PIMCO Funds or PIMCO Equity Series shares with proceeds from the redemption of Fund shares, and vice versa, such transactions will not be treated as exchanges eligible for sales charge waivers or other arrangements associated with the exchange privilege. In addition, the redeemed shares will be subject to any applicable contingent deferred sales charges (“CDSCs”), and the purchased shares will be subject to the full length of any CDSC holding period applicable to newly-purchased shares.
          Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a shareholder will be responsible for paying any applicable Class B CDSCs and any applicable Class A sales charge. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state and local or non-U.S. tax consequences of an intra-Fund exchange.
          Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.
          The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.
          Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses and this Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.
          Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.
          The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.
          Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R and Institutional Class Shares.” The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.
Redemption Fees
          The Funds do not charge a redemption fee.
Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R and Institutional Class Shares
How to Buy Shares
          Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of Allianz. As discussed in the Retail Prospectus and noted above, effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments. Disclosure throughout the Statement of Additional Information regarding the “purchase” of Class B shares only relates to such exchanges and dividend reinvestments.
          Purchases Through Your Financial Advisor. You may purchase Class A or Class C shares through a financial advisor.
          Purchases By Mail. Investors who wish to invest in Class A or Class C shares by mail may send a completed application form along with a check payable to Allianz Global Investors Distributors LLC at:
Regular Mail:
Allianz Global Investors Distributors LLC
P.O. Box 8050
Boston, MA 02266-8050
Overnight Mail:
Allianz Global Investors Distributors LLC
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
          Investors who wish to invest in Institutional Class shares by mail may send a completed application form along with a check payable to Allianz Global Investors Distributors LLC to:
Allianz Global Investors Distributors LLC
c/o Boston Financial Data Services, Inc.
P.O. Box 219024
Kansas City, MO 64121-9024
(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.
          Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.
          The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
          The Trust or the Distributor may lower or waive the minimum investment amounts for certain categories of investors at their discretion.
          Purchases By Telephone. You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds and PIMCO Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-426-0107.
          Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although

Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.
          Subsequent Purchases of Shares. Subsequent purchases of Class A, Class B, Class C or Institutional Class shares can be made as indicated above by mailing a check (to the appropriate address) with a letter describing the investment or (with respect to Class A, Class B and Class C shares) with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion, in any Fund is $50. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the appropriate address above under “Purchases By Mail.”
          Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the Retail Prospectus for details.
          Additional Information About Purchasing Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
          All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Manager or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.
          Minimum Purchase Amounts. Except for purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. The minimum initial investment amount for Institutional Class shares of any Fund is $1,000,000, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the Retail Prospectus.
          Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

          For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.
          The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.
          Allianz Funds and PIMCO Funds Auto-Invest. The Allianz Funds and PIMCO Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds and PIMCO Funds Auto-Invest plan is $1,000 per Fund for Class A, Class B and Class C shares and $1,000,000 for Institutional Class shares, unless the minimum has been waived or lowered by the Trust or Distributor at its discretion. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds and PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds and PIMCO Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.
          Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.
          Uniform Gifts to Minors Act Investments. For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A, Class B and Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund.
          Allianz Funds and PIMCO Funds Auto-Exchange. The Allianz Funds and PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.
          As described under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions,” effective April 11, 2011, the Trust’s exchange privilege will no longer apply to exchanges of Fund shares for shares of PIMCO Equity Series or PIMCO Funds, and vice versa.
          Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account for Class A, Class B and Class C shares and $1,000,000 for Institutional Class shares and $50 for any existing Fund account for which shares are purchased through the plan.
          Further information regarding the Allianz Funds and PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of Allianz Funds and PIMCO Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Retail Prospectus. For more information on exchanges, see “Exchange Privilege.”
          Allianz Funds and PIMCO Funds Fund Link. Allianz Funds and PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data

Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
          Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
          Signature Guarantee. When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.
          The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.
          Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. A Medallion Signature Guarantee may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:
Regular Mail for Class A, Class B and Class C:
Allianz Global Investors Distributors LLC
P.O. Box 8050
Boston, MA 02266-8050
Regular Mail for Institutional Class
Allianz Global Investors Distributors LLC
c/o Boston Financial Data Services, Inc.
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
Allianz Global Investors Distributors LLC
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809

          Minimum Account Size — Class A, Class B, Class C, Class D and Class R Shares. Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Trust, Allianz Funds, PIMCO Equity Series and PIMCO Funds exceeds $50,000.
          Effective April 11, 2011, a shareholder’s Class A, B, C, D or R account with the Allianz Trust and/or the Multi-Strategy Trust will not be aggregated with the shareholder’s account with the PIMCO Funds or PIMCO Equity Series for purposes of qualifying for an exception to the Minimum Account Size requirement, and vice versa.
          Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).
          Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

	Initial Minimum		Subsequent Minimum
Type of Account	Investment		Investment		Minimum Account Size
Regular/General Retail Accounts	$1,000	per Fund	$50	per Fund	$1,000
IRA	$1,000	per Fund	$50	per Fund	$1,000
Roth IRA	$1,000	per Fund	$50	per Fund	$1,000
UTMA	$1,000	per Fund	$50	per Fund	$1,000
UGMA	$1,000	per Fund	$50	per Fund	$1,000
Auto-Invest	$1,000	per Fund	$50	per Fund	$1,000
Auto-Exchange	$1,000	per Fund	$50	per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50	per Fund/per participant	$0		$50
SEP IRA established after March 31, 2004	$1,000	per Fund/per participant	$0		$1,000
SIMPLE IRA*	$50	per Fund/per participant	$0		$50
SAR-SEP IRA*	$50	per Fund/per participant	$0		$50
403(b)(7) custodial account plan established on or before March 31, 2004	$50	per Fund/per participant	$0		$50
403(b)(7) custodial account plan established after March 31, 2004	$1,000	per Fund/per participant	$0		$1,000
Plan Investors held through omnibus accounts-
Plan Level	$0		$0		$0
Participant Level	$0		$0		$0

	Initial Minimum		Subsequent Minimum
Type of Account	Investment		Investment	Minimum Account Size
Plan Investors held through non- omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50	per Fund	$0	$50
Plan Investors held through non- omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000	per Fund	$0	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.
Alternative Purchase Arrangements
          The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through the Institutional Prospectus, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, and Class P shares) or the Distributor at 1-800-426-0107 (for Class D shares).
          The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.
          Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.
          Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.
          Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of series of the Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.
          Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for at least one year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset-Based Sales Charge Alternative—Class C Shares” below.
          Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.
          In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.
          The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999. If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 for Class C shares or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.
          For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Retail Prospectus.
Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:
(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;
(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;
(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;
(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;
(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;
(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;
(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, Allianz, Allianz Global Fund Management or Pacific Investment Management Company;
(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in the Retail Prospectus;
(ix) involuntary redemptions caused by operation of law;
(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;
(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;
(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;
(xiv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and
(xv) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.
          The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;
(ii) involuntary redemptions caused by operation of law;
(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;
(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Retail Prospectus.
          The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.
          Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):
•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”
          Initial Sales Charge Alternative — Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

	Sales Charge	Sales Charge	Discount or Commission to dealers as a % of
	as % of Net	as % of Public	Public Offering
Amount of Purchase	Amount Invested	Offering Price	Price*
$0–$49,999	5.82%	5.50%	4.75%
$50,000–$99,999	4.71%	4.50%	4.00%
$100,000–$249,999	3.63%	3.50%	3.00%
$250,000–$499,999	2.56%	2.50%	2.00%
$500,000–$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00	%(1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(1)	The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.
          Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
          Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
          Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

          These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.
          Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund that offers Class A shares.
          Effective April 11, 2011, holdings of PIMCO Funds or PIMCO Equity Series shares will not be eligible for aggregation with holdings of Fund shares for purposes of qualifying for a reduced sales charge or waiver on purchases of Fund shares pursuant to the Cumulative Quantity Discount (Right of Accumulation) Privilege, and vice versa. Also effective April 11, 2011, a shareholder of a Fund who qualifies as a Qualifying Investor will no longer be permitted to combine concurrent purchases of Class A shares of one or more series of PIMCO Funds or the PIMCO Equity Series for purposes of qualifying for a sales charge waiver or reduction pursuant to the Combined Purchase Privilege, and vice versa.
          The term “Qualifying Investor” refers to:
(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)
or
(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved
or
(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.
          Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.
          Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.
          Effective for Letters of Intent received on and after April 11, 2011, investors in a Fund will not qualify for any reduced sales charge based on intended purchases of PIMCO Funds or PIMCO Equity Series shares, and vice versa.
          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the RCM Global Water Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.
          A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.
          If an investor wishes to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.
          Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.
          Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares Are Priced” in the Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.
          Effective April 11, 2011, the Reinstatement Privilege will no longer apply to reinvestment of redemption proceeds from Fund shares into series of PIMCO Funds or the PIMCO Equity Series, and vice versa. As of that date, in cases where any proceeds from redemptions of Class A shares of a Fund are invested into Class A shares of a PIMCO Funds or PIMCO Equity Series fund, the investment will be subject to any applicable sales charge, and vice versa. Redeemed Fund shares that are otherwise eligible for reinstatement will continue to be eligible for reinstatement into a PIMCO Funds or PIMCO Equity Series fund without a sales charge until the earlier of (i) the 120th day following redemption or (ii) the business day immediately prior to April 11, 2011, and vice versa.
     Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to
(i) current or retired officers, trustees, directors or employees of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO Funds, Allianz, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;
(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;
(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;
(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;
(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations;
(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or Pacific Investment Management Company or (b) has a specific agreement to that effect with the Distributor; and
(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

          The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.
          Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.
          Class A Deferred Sales Charge. For purchases of Class A shares of all Funds, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.
          For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.”
          The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.
          For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.
          Deferred Sales Charge Alternative – Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.
          Calculation of CDSC on Shares Purchased After December 31, 2001. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. The method of calculating the CDSC is different from that described below for purchases of shares on or before December 31, 2001, under “Calculation of CDSC on Shares Purchased On or Before December 31, 2001.” Class B shares are not available for purchase by employer sponsored retirement plans.
          Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed.
          Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004).

          For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
          The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.
          Calculation of CDSC on Shares Purchased On or Before December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased before December 31, 2001 differs from that described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” A CDSC will be imposed on Class B shares if an investor redeems an amount that causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. It is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
          The manner of calculating the CDSC on Class B shares purchased after December 31, 2001 differs and is described above.
          For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.
          Except as otherwise disclosed herein or in the Retail Prospectus, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.
          Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.
Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.
          Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed.
          Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

          The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. For Class C shares, the Distributor expects to make annual payments to participating brokers at the rate of 1.00% for all Funds. This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.
          No Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.
          Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
Exchange Privilege
          Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the Retail Prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.
          Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder.

Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or by use of forms that are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges for all Funds may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).
          The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Manager or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.
          With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.
          Except as otherwise disclosed in the Retail Prospectus, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.
          Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
          Investors may also select the Allianz Funds and PIMCO Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds and PIMCO Funds Auto-Exchange” above.
How to Redeem
Redemptions of Class A, Class B, Class C or Class R Shares.
          Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.
          A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.
          Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.
          Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.
          Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
          Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.
          Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050:
(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.
          Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
          If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.
          Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
          By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each

Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.
          A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.
          Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.
          Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—Allianz Funds and PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.
          Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details. Plan participants must process their transactions through their plan administrator.
          Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

          Certificated Shares. The Trust currently does not, and has no intention to, issue share certificates. If it does so in the future, to redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee,” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
          Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”
          Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
          Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.
          Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately five (5) business days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Manager from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Manager’s website, the Fund may post such information on the Manager’s website.

          Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending November 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending February 28 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending May 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending August 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.
          Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager or Sub-Adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Funds. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.
          Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.
          The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Advent	Axys: Portfolio accounting system, Moxy: Trade order management system, Warehouse: Data storage technology	daily	n/a

Advent Hub Data	Corporate actions	daily	n/a

Bank of New York	Back-office Outsourcing Service Provider (Middle-Office)	daily	n/a

Bloomberg	Trade system and compliance monitoring	daily	n/a

Compliance Tools	COMPASS Examiner-software used to monitor employee trading	varied	n/a

Ernst & Young LLP	Independent Registered Public Accounting Firm	varied	n/a

FactSet	Provider of financial information and analytical applications	daily	n/a

Glass, Lewis & Co.	Proxy voting service	daily	n/a

IDS GmbH	Analysis and reporting services	daily	n/a

ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a

Latent Zero	Trade order management provider	varied	n/a

PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	varied	n/a

Risk Metrics	Proxy voting	daily	n/a

Ropes & Gray LLP	Legal counsel	varied	n/a

Russell Mellon	Portfolio analytics	monthly	n/a

Securities Class Action Services	Class action services	monthly	2 weeks

Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a

SS&C Technologies	Portfolio accounting service provider	daily	n/a

State Street Bank and Trust Co.	Custodial services / fund accounting	daily	n/a
          Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.
          In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.
          The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.
          Other registered investment companies that are advised or sub-advised by the Manager or the Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager and the Sub-Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager or Sub-Adviser and some of the separate accounts managed by the Manager or Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Investment Decisions and Portfolio Transactions
          Investment decisions for the Trust and for the other investment management clients of the Manager and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Manager or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Manager or Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Manager or Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Manager’s or Sub-Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.
          In addition, as noted above under “Disclosure of Portfolio Holdings,” a Sub-Adviser may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services
          There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.
          Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Because the Allianz Global Investors Solutions Funds invest largely in Institutional Class (or a comparable class) shares of Underlying Funds, they generally do not pay brokerage commissions and related costs on such investments, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.
          Because certain of the Funds are newly formed, such Funds did not pay any amount in brokerage commissions during the periods noted:

	Year Ended	Year Ended	Year Ended
Fund	11/30/09	11/30/08	11/30/07
AGIC Convertible Fund(1)	N/A	N/A	N/A
AGIC Emerging Growth Fund(2)	N/A	N/A	N/A
AGIC Focused Opportunity Fund	N/A	N/A	N/A
AGIC High Yield Bond Fund(3)	N/A	N/A	N/A
AGIC International Growth Fund(4)	19,458	20,620	N/A
AGIC International Growth Opportunities Fund(5)	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(6)	$14,797	$9,896	N/A
NFJ Global Dividend Value Fund	4,048	N/A	N/A
RCM All Horizons Fund	7,847	4,545	N/A
RCM Disciplined Equity Fund	12,154	2,300	N/A
RCM Global EcoTrendsSM Fund(7)	91,760	265,068	N/A
RCM Global Water Fund	46,008	89,072	N/A
RCM International Opportunities Fund	10,356	2,641	N/A
RCM Redwood Fund	N/A	N/A	N/A
Total	$206,428	$394,142	N/A

(1)	The Nicholas-Applegate U.S. Convertible Fund, the AGIC Convertible Fund’s predecessor fund, paid brokerage commissions of: (a) $16,952 for the fiscal year ended March 31, 2007, (b) $43,161 for the fiscal year ended March 31, 2008 and (c) $69,038 for the fiscal year ended March 31, 2009.

(2)	The Nicholas-Applegate U.S. Emerging Growth Fund, the AGIC Emerging Growth Fund’s predecessor fund, paid brokerage commissions of: (a) $50,624 for the fiscal year ended March 31, 2007, (b) $47,538 for the fiscal year ended March 31, 2008 and (c) $63,644 for the fiscal year ended March 31, 2009.

(3)	The Nicholas-Applegate U.S. High Yield Bond Fund, the AGIC High Yield Bond Fund’s predecessor fund, paid brokerage commissions of: (a) $0 for the fiscal year ended March 31, 2007, (b) $0 for the fiscal year ended March 31, 2008 and (c) $0 for the fiscal year ended March 31, 2009.

(4)	The Nicholas-Applegate International Growth Fund, the AGIC International Growth Fund’s predecessor fund, paid brokerage commissions of: (a) $100,422 for the fiscal year ended March 31, 2007, (b) $59,605 for the fiscal year ended March 31, 2008 and (c) $45,147 for the fiscal year ended March 31, 2009.

(5)	The Nicholas-Applegate International Growth Opportunities Fund, the AGIC International Growth Opportunities Fund’s predecessor fund, paid brokerage commissions of: (a) $1,007,795 for the fiscal year ended March 31, 2007, (b) $826,039 for the fiscal year ended March 31, 2008 and (c) $310,015 for the fiscal year ended March 31, 2009.

(6)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

(7)	The RCM Global EcoTrendsSM Fund’s predecessor fund paid brokerage commissions of $2,021,412 for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007.
          The Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.
          It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives services from many broker-dealers with which the Sub-Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The management fees paid by the Funds are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Funds portfolio transactions may be useful to the Sub-Adviser in providing services to other Sub-Adviser clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Funds. Conversely, research and brokerage services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.
          In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, the Sub-Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Manager’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.
          Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or the Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.
          The Funds did not pay any amount in brokerage commissions to affiliated brokers during the fiscal years ended November 30, 2009, November 30, 2008 and November 30, 2007. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Manager and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Regular Broker-Dealers
          The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2009 (November 30, 2009) (those Funds that have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

		Aggregate Value of Securities of Regular
		Broker-Dealer Held by
Fund	Regular Broker-Dealer	Fund
AGIC International Growth Fund	Nomura Securities International, Inc.	$130,778

	Credit Suisse Group	$96,246

NACM Global Equity 130/30 Fund(1)	State Street Bank & Trust	$176,000

	JP Morgan Chase & Co.	$118,972

	Nomura Securities International, Inc.	$41,676

	Bank of America Corp.	$23,775

NFJ Global Dividend Value Fund	State Street Bank & Trust	$168,000

	The Goldman Sachs Group, Inc.	$67,864

RCM All Horizons Fund	The Goldman Sachs Group, Inc.	$56,836

	Credit Suisse Group	$39,103

	JP Morgan Chase & Co.	$21,542

RCM Disciplined Equity Fund	JP Morgan Chase & Co.	$305,078

	Bank of America Corp.	$239,335

	State Street Bank & Trust	$186,000

RCM Global EcoTrendsSM Fund	State Street Bank & Trust	$2,206,000

RCM Global Water Fund	State Street Bank & Trust	$2,384,000

RCM International Opportunities Fund	State Street Bank & Trust	$443,000

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
Portfolio Turnover
          The selling of the securities held by a Fund and reinvestment of the proceeds is known as “portfolio turnover.” The Sub-Adviser manages the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns. See “Taxation.”
          The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.
          The Allianz Global Investors Solutions Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have higher portfolio turnover rates than those Funds.
          Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.
NET ASSET VALUE
          As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
          Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
          The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds shares to Allianz Global Fund Management, in its capacity as Manager, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Manager has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Funds custodian, the Sub-Adviser, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.
          As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):
          Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.
          Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

          Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.
          Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.
          Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.
          Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.
          Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
          As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectuses provide additional information regarding the circumstances in which fair value pricing may be used and related information.
TAXATION
          The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.
Taxation of the Funds
Each Fund has elected to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Although there are means by which a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets, if a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) properly reported (generally on Form 1099) by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the fund’s taxable year to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.
Fund Distributions
Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of Capital Gain Dividends generally will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.
The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.
If a Fund distributes capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), and the distributions are supported by the Fund’s current and accumulated earnings and profits (which can occur if losses are carried forward from taxable years beginning on or before December 22, 2010), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of capital gains over capital losses realized, in each case, in the current taxable year.
For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. It is currently unclear whether Congress will extend the special tax treatment of qualified dividend income for tax years beginning on or after January 1, 2013. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is not clear what portion of a Fund’s distributions will constitute qualified dividend income; it is not likely that a significant portion of the RCM Redwood Fund’s distributions will constitute qualified dividend income.

If a Fund, such as one of the Allianz Global Investors Solutions Funds, receives dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is not clear what portion of a Fund’s distributions will qualify for the dividends-received deduction; it is not likely that a significant portion of the RCM Redwood Fund’s distributions will qualify for the dividends-received deduction.
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.
If a Fund, such as one of the Allianz Global Investors Solutions Funds, receives dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.
A Fund’s investment in Underlying Funds can affect the amount, timing and character of distributions to shareholders of such Fund, relative to what those distributions otherwise might have been had the Fund invested directly in the securities owned by those Underlying Funds. For example, a Fund, such as one of the Allianz Global Investors Solutions Funds, will not be able to offset losses realized by one Underlying Fund against gains realized by another Underlying Fund in that taxable year. Instead, those losses will reduce the taxable income or gains of the Fund only at the earlier of (i) such time as they reduce gains recognized by the Underlying Fund that previously recognized the losses, or (ii) when the Fund disposes of shares of the Underlying Fund that recognized the losses. Moreover, even when such a Fund disposes of shares of an Underlying Fund, it will not be able to offset any capital loss from such disposition against its ordinary income (including distributions of any net short-term capital gain realized by another Underlying Fund), and part or all of such loss may be treated as a long-term capital loss, that will not be treated as favorably for federal income tax purposes as short-term capital loss.
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund, such as one of the Allianz Global Investors Solutions Funds, will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.
Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.
Sales, Exchange or Redemption of Shares
The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be. As a result, it is not likely that a significant portion of the RCM Redwood Fund’s distributions will constitute qualified dividend income or qualify for the dividends-received deduction.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative financial instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of time or gains to a Fund, defer losses to a Fund, and cause adjustments in the holdings periods of a Fund’s securities. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualified as a registered investment company and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.
Certain of a Fund’s investments in derivative instruments and in foreign-currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there are differences between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
Short Sales
To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.
Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.
Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”
Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.
In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Higher-Risk Securities
To the extent such investments are permissible for a Fund, that Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.
Certain Investments in REITs
To the extent such investments are permissible for a Fund, a Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Each Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, should a Fund invest in such interests, it may not be a suitable investment for charitable remainder trusts, as noted below.
In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below).
Tax-Exempt Shareholders
A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.
Private Equity and Hedge Funds
Private equity and hedge funds in which Funds, such as the Allianz Global Investors Solutions Funds, may invest, are most frequently treated as partnerships for U.S. federal income tax purposes. In such cases, the character of a private equity or hedge fund’s underlying income will pass through to a Fund investing in it on a gross basis (unreduced by expenses). As a result, a Fund’s investment in certain private equity and hedge funds may be limited by its intention to qualify as a regulated investment company.
Passive Foreign Investment Companies
Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund, such as one of the Allianz Global Investors Solutions Funds, indirectly invests in PFICs by virtue of the Fund’s investments in Underlying Funds, it may not make such PFIC elections; rather, the Underlying Funds directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Foreign Currency Transactions
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. A Fund’s use of foreign currency transactions may accelerate or increase the amount of ordinary income recognized by the shareholders.
Foreign Taxation
Income received by the Funds or Underlying Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In addition, for taxable years beginning after December 22, 2010, a “qualifying fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year, such as any of the Allianz Global Investors Solutions Funds) will be permitted to make the same election in respect of foreign taxes paid by Underlying Funds that themselves make such an election. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund or, in the case of a qualifying fund of funds, paid by Underlying Funds. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. For taxable years beginning on or before December 22, 2010, a Fund, such as one of the Allianz Global Investors Solutions Funds, cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by Underlying Funds.
Non-U.S. Shareholders
Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
Effective for taxable years of a regulated investment company beginning before January 1, 2012, the regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported (generally on Form 1099) by the regulated investment company (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported (generally on Form 1099) by the regulated investment company (“short-term capital gain dividends”). If a Fund, such as the Allianz Global Investors Solutions Fund, invests in an Underlying Fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. This provision first applies to a Fund (1) with respect to its direct portfolio investments (if any) and, (2) with respect to the Fund’s investments in Underlying Funds (if any), with respect to distributions from such Underlying Funds that are received by the Fund..
It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2012. Depending on the circumstances, a Fund is permitted to make designations of interest-related or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently make such designations with respect to their respective distributions to shareholders.
In the case of shares held through an intermediary, the intermediary may withhold even if the Fund chooses to make a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).
Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.
If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders would apply only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend the “look-through” for distributions received by the Fund from a lower-tier regulated investment company for distributions made by the Fund on or after January 1, 2012, or what the terms of such an extension would be.
In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.
If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard.
A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholder Reporting Obligations With Respect to Foreign Financial Assets
Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, falls within this requirement. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest
The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g. Capital Gain Dividends will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.
Shares Purchased through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.
Other Taxation
From time to time, certain of the Trust’s series may be considered under the Code to be “nonpublicly offered regulated investment companies.” Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the “affected RIC expenses” will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.
OTHER INFORMATION
Capitalization
          The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust on January 10, 2008. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event a Fund liquidates, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.
          Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Funds will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have the distributions paid in cash.
          Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.
Additional Performance Information
          From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.
          The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different management fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance that is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.
          The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.
          Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.
          Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.
          The Nicholas-Applegate International Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the AGIC International Growth Fund on February 2, 2009. Performance information shown for periods prior to February 2, 2009 (including that presented in any advertisements for the AGIC International Growth Fund) is based upon the historical performance of the AGIC International Growth Fund’s predecessor fund, the Nicholas-Applegate International Growth Fund, adjusted as set forth herein.
          The Nicholas-Applegate U.S. Convertible Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the AGIC Convertible Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the AGIC Convertible Fund) is based upon the historical performance of the AGIC Convertible Fund’s predecessor fund, the Nicholas-Applegate U.S. Convertible Fund, adjusted as set forth herein.
          The Nicholas-Applegate U.S. Emerging Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the AGIC Emerging Growth Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the AGIC Emerging Growth Fund) is based upon the historical performance of the AGIC Emerging Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Emerging Growth Fund, adjusted as set forth herein.
          The Nicholas-Applegate U.S. High Yield Bond Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the AGIC High Yield Bond Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the AGIC High Yield Bond Fund) is based upon the historical performance of the AGIC High Yield Bond Fund’s predecessor fund, the Nicholas-Applegate U.S. High Yield Bond Fund, adjusted as set forth herein.
          The Nicholas-Applegate International Growth Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the AGIC International Growth Opportunities Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the AGIC International Growth Opportunities Fund) is based upon the historical performance of the AGIC International Growth Opportunities Fund’s predecessor fund, the Nicholas-Applegate International Growth Opportunities Fund, adjusted as set forth herein.
          The Nicholas-Applegate U.S. Micro Cap Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the AGIC Micro Cap Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the AGIC Micro Cap Fund) is based upon the historical performance of the AGIC Micro Cap Fund’s predecessor fund, the Nicholas-Applegate U.S. Micro Cap Fund, adjusted as set forth herein.
          The Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the AGIC Small to Mid Cap Growth Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the AGIC Small to Mid Cap Growth Fund) is based upon the historical performance of the AGIC Small to Mid Cap Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, adjusted as set forth herein.
          The Nicholas-Applegate U.S. Ultra Micro Cap Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the AGIC Ultra Micro Cap Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the AGIC Ultra Micro Cap Fund) is based upon the historical performance of the AGIC Ultra Micro Cap Fund’s predecessor fund, the Nicholas-Applegate U.S. Ultra Micro Cap Fund, adjusted as set forth herein.
          The RCM Global EcoTrendsSM Fund, a continuously offered closed-end “interval” fund, reorganized into the RCM Global EcoTrendsSM Fund on September 2, 2008. Performance information shown for periods prior to September 2, 2008 (including that presented in any advertisements for the RCM Global EcoTrendsSM Fund) is based upon the historical performance of the RCM Global EcoTrendsSM Fund’s predecessor fund, the RCM Global EcoTrendsSM Fund, adjusted as set forth herein.
          The Allianz Global Investors Multi-Style Fund, formerly a series of the Allianz Funds, reorganized into the Allianz Global Investors Solutions Core Allocation Fund on May 4, 2009. Performance information shown for periods prior to May 4, 2009 (including that presented in advertisements for the Allianz Global Investors Solutions Core Allocation Fund) is based upon the historical performance of the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, the Allianz Global Investors Multi-Style Fund, adjusted as set forth herein.
Calculation of Total Return
          Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.
          Funds may have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. All such changes would be discussed in the Prospectuses, and elsewhere in this Statement of Additional Information. Such Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.
***
          The following table sets forth the average annual total return of certain classes of shares of the RCM Global EcoTrendsSM Fund (which was previously the RCM Global EcoTrendsSM Fund, a continuously offered closed-end “interval” fund, prior to its reorganization as a Fund of the Trust on September 2, 2008) for periods ended November 30, 2009. Accordingly, “Inception Date of Fund” refers to the inception date of the Fund’s predecessor fund. The predecessor fund did not offer shares corresponding to the Fund’s Class C, Class D, Class P or Institutional Class shares. For periods prior to the “Inception Date” of a particular class of the RCM Global EcoTrendsSM Fund’s shares, total return presentations for the class are based on the historical performance of the Class A shares of the RCM Global EcoTrendsSM Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees. Please see the Fund Summaries in the Prospectuses for more detailed information about the Fund’s fees and expenses.
Average Annual Total Return for Periods Ended November 30, 2009*

					Since Inception	Inception	Inception
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)	Date of Fund**	Date of Class
RCM Global EcoTrendsSM	Class A	20.53%	N/A	N/A	-6.24%	1/31/2007	1/31/2007
	Class C	25.59%	N/A	N/A	-4.95%		9/2/2008
	Class D	27.52%	N/A	N/A	-4.24% #		9/2/2008
	Class P	27.81%	N/A	N/A	-4.01% #		9/2/2008
	Institutional	27.87%	N/A	N/A	-3.95%#		9/2/2008

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

**	The Average Annual Total Returns of the RCM Global EcoTrendsSM Fund’s predecessor fund from the date of the predecessor fund’s inception on January 31, 2007 through September 2, 2008, the date of its reorganization into the Trust, was 15.83%.
(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.
The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class.
Total Return for Periods Ended November 30, 2009
(with no adjustment for operating expenses of the noted
classes for periods prior to their inception dates)

					Since Inception Date
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)
RCM Global EcoTrendsSM	Class D	—	—	—	-4.33%
	Class P	—	—	—	-4.23%
	Institutional	—	—	—	-4.22%
***
     The following table sets forth the average annual total return of certain classes of shares of the AGIC Predecessor Funds for periods ended November 30, 2009. The AGIC International Growth Fund, a newly formed series of the Trust, reorganized on February 2, 2009, when the Nicholas-Applegate International Growth Fund reorganized into the AGIC International Growth Fund by transferring substantially all of its assets and liabilities to the AGIC International Growth Fund in exchange for Institutional Class shares of the AGIC International Growth Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Nicholas-Applegate International Growth Fund, the AGIC International Growth Fund’s predecessor fund. The Nicholas-Applegate International Growth Fund, the AGIC International Growth Fund’s predecessor fund, did not offer shares corresponding to the Fund’s Class A, Class C, Class D, Class R or Class P shares. For periods prior to the “Inception Date” of a particular class of the AGIC

International Growth Fund’s shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate International Growth Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees. The AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds, newly formed series of the Trust, reorganized on April 12, 2010, when the Nicholas-Applegate U.S. Convertible, U.S. Emerging Growth, U.S. High Yield Bond, International Growth Opportunities, U.S. Micro Cap, U.S. Small to Mid Cap Growth and U.S. Ultra Micro Cap Funds reorganized into the AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds, respectively, by transferring substantially all of their assets and liabilities into the AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds in exchange for Class P and Institutional Class shares of the AGIC Convertible Fund, Institutional Class shares of the AGIC Emerging Growth Fund, Institutional Class shares of the AGIC High Yield Bond Fund, Class P and Institutional Class shares of the AGIC International Growth Opportunities Fund, Institutional Class shares of the AGIC Micro Cap Fund, Institutional Class shares of the AGIC Small to Mid Cap Growth Fund and Institutional Class shares of the AGIC Ultra Micro Cap Fund, respectively. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C, Class D, Class P (except for AGIC Convertible and AGIC International Growth Opportunities Funds as noted above), Class R or Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds’ shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible Fund, Class I shares of the Nicholas-Applegate U.S. Emerging Growth Fund, Class I shares of the Nicholas-Applegate U.S. High Yield Bond Fund, Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I), Class I shares of the Nicholas-Applegate U.S. Micro Cap Fund, Class I shares of the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund and Class I shares of the Nicholas-Applegate U.S. Ultra Micro Cap Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by the predecessor Nicholas-Applegate Funds) and different administrative fee and advisory fee charges.
Average Annual Total Return for Periods Ended November 30, 2009*

					Since Inception Date	Inception	Inception
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)	Date of Fund	Date of Class
AGIC International Growth(1)	Class A	21.50%	4.25%	-0.40%	6.18%	12/27/1996	2/2/2009
	Class C	26.64%	4.65%	-0.59%	5.85%		2/2/2009
	Class D	28.57%	5.44%	0.16%	6.64%		2/2/2009
	Class R	28.23%	5.17%	-0.10%	6.37%		2/2/2009
	Class P	28.91%	5.71%	0.42%	6.92%		2/2/2009
	Institutional	29.21%	5.85%	0.54%	7.04%		12/27/1996
AGIC Convertible Fund(2)	Class A	31.86%	4.91%	3.51%	9.50%	4/19/1993	4/12/2010
	Class C	37.50%	5.31%	3.33%	9.06%		4/12/2010
	Class D	39.53%	6.10%	4.10%	9.87%		4/12/2010
	Class R	39.19%	5.84%	3.84%	9.60%		4/12/2010
	Class P	39.83%	6.34%	4.33%	10.12%		6/7/2010
	Institutional	39.98%	6.44%	4.44%	10.23%		4/19/1993
	Administrative	39.53%	6.10%	4.10%	9.87%		4/12/2010
AGIC High Yield Bond Fund(3)	Class A	41.94%	4.32%	5.04%	6.95%	7/31/1996	4/12/2010
	Class C	48.10%	4.72%	4.85%	6.60%		4/12/2010
	Class D	50.20%	5.51%	5.64%	7.40%		4/12/2010
	Class R	49.83%	5.24%	5.38%	7.13%		4/12/2010

					Since Inception Date	Inception	Inception
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)	Date of Fund	Date of Class
	Class P	50.42%	5.66%	5.80%	7.56%		4/12/2010
	Institutional	50.89%	6.00%	6.13%	7.91%		7/31/1996
	Administrative	50.20%	5.51%	5.64%	7.40%		4/12/2010
AGIC International Growth Opportunities(4)	Class A	49.46%	7.69%	4.98%	12.82%	12/31/1997	4/12/2010
	Class C	56.00%	8.11%	4.78%	12.52%		4/12/2010
	Class D	58.16%	8.91%	5.57%	13.36%		4/12/2010
	Class R	57.77%	8.65%	5.31%	13.08%		4/12/2010
	Class P	58.25%	9.21%	5.91%	13.75%		4/12/2010
	Institutional	58.81%	9.37%	6.01%	13.84%		12/31/1997
	Administrative	58.16%	8.91%	5.57%	13.36%		4/12/2010
AGIC Emerging Growth Fund(5)	Institutional	41.75%	2.98%	-1.62%	5.69%	10/1/1993	10/1/1993
	Class A	33.49%	1.47%	-2.51%	4.96%		12/20/2010
	Class C	39.21%	1.86%	-2.69%	4.54%		12/20/2010
	Class D	41.26%	2.62%	-1.96%	5.32%		12/20/2010
	Class P	41.61%	2.88%	-1.71%	5.59%		12/20/2010
	Class R	40.91%	2.37%	-2.21%	5.06%		12/20/2010
AGIC Small to Mid Cap Growth Fund(6)	Institutional	40.49%	N/A	N/A	-9.21%	7/31/2007	7/31/2007
AGIC Micro Cap Fund(7)	Institutional	27.37%	0.81%	2.85%	10.07%	7/12/1995	7/12/1995
	Class P	27.24%	0.71%	2.75%	9.97%		12/27/10
AGIC Ultra Micro Cap Fund(8)	Institutional	47.85%	N/A	N/A	-5.96%	1/28/2008	1/28/2008
	Class P	47.70%	N/A	N/A	-6.05%		12/27/10

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

(1)	The Nicholas-Applegate International Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the AGIC International Growth Fund on February 2, 2009. The Prospectuses of the AGIC International Growth Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the AGIC International Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(2)	The Nicholas-Applegate U.S. Convertible Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the AGIC Convertible Fund on April 12, 2010. The Prospectuses of the AGIC Convertible Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the AGIC Convertible Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(3)	The Nicholas-Applegate U.S. High Yield Bond Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the AGIC High Yield Bond Fund on April 12, 2010. The Prospectuses of the AGIC High Yield Bond Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the AGIC High Yield Bond Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(4)	The Nicholas-Applegate International Growth Opportunities Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the AGIC International Growth Opportunities Fund on April 12, 2010. The Prospectuses of the AGIC International Growth Opportunities Fund disclose performance information for Class I and II shares of the predecessor fund. The actual performance of Class I and II shares of the predecessor fund, without adjustment for the AGIC International Growth Opportunities Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(5)	The Nicholas-Applegate U.S. Emerging Growth Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the AGIC Emerging Growth Fund on April 12, 2010. The Prospectuses of the AGIC Emerging Growth Fund disclose performance information for I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the AGIC Emerging Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(6)	The Nicholas-Applegate U.S. Small to Mid Cap Growth Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the AGIC Small to Mid Cap Growth Fund on April 12, 2010. The Prospectuses of the AGIC Small to Mid Cap Growth Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the AGIC Small to Mid Cap Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(7)	The Nicholas-Applegate U.S. Micro Cap Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the AGIC Micro Cap Fund on April 12, 2010. The Prospectuses of the AGIC Micro Cap Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the AGIC Micro Cap Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(8)	The Nicholas-Applegate U.S. Ultra Micro Cap Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the AGIC Ultra Micro Cap Fund on April 12, 2010. The Prospectuses of the AGIC Ultra Micro Cap Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the AGIC Ultra Micro Cap Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.
Average Annual Total Returns (as of November 30, 2009)†

					Since Inception Date
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate International Growth Fund†	Class I	-46.83%	4.01%	2.01%	5.37%	12/27/1996
Nicholas-Applegate U.S. Convertible Fund	Class I	39.98	6.44	4.43	10.23	4/19/1993
Nicholas-Applegate U.S. High Yield Bond Fund	Class I	50.89	6.00	6.13	7.90	7/31/1996
Nicholas-Applegate International Growth Opportunities Fund	Class I	58.52	9.21	5.91	13.75	12/31/1997
	Class II	58.81	9.37	6.01	13.84	12/31/1997
Nicholas-Applegate Emerging Growth Funds	Class I	41.75	3.00	-1.61	5.70	10/1/1993
Nicholas-Applegate U.S. Small to Mid Cap Growth Fund	Class I	40.49	N/A	N/A	-9.21	7/31/2007
Nicholas-Applegate U.S. Micro Cap Fund	Class I	27.37	0.81	2.85	10.07	7/12/1995
Nicholas-Applegate U.S. Ultra Micro Cap Fund	Class I	47.85	N/A	N/A	-5.96	1/28/2008

†	Returns for the Nicholas-Applegate International Growth Fund are as of November 30, 2008, the most recent period prior to its reorganization into the Allianz AGIC International Growth Fund on February 2, 2009.
     The following table sets forth the average annual total return of certain classes of shares of the Allianz Global Investors Solutions Core Allocation Fund for periods ended December 31, 2009. The Allianz Global Investors Solutions Core Allocation Fund, a newly formed series of the Trust, reorganized on May 4, 2009, when the Allianz Global Investors Multi-Style Fund reorganized into the Allianz Global Investors Solutions Core Allocation Fund by transferring substantially all of its assets and liabilities to the Allianz Global Investors Solutions Core Allocation Fund in exchange for shares of the Allianz Global Investors Solutions Core Allocation Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund. The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, did not offer shares corresponding to the Fund’s Class D, Class P, Class R, and Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Allianz Global Investors Solutions Core Allocation Fund’s shares, total return presentations for the class are based on the historical performance of the Class A or Institutional Class shares of the Allianz Global Investors Multi-Style Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.
Average Annual Total Return for Periods Ended December 31, 2009*

					Since Inception Date of Fund	Inception	Inception
Fund	Class	1 Year	5 Years	10 Years	(Annualized)	Date of Fund	Date of Class
Allianz Global Investors Solutions Core Allocation Fund**	Class A	23.79%	2.49%	3.60%	4.72%	9/30/1998	9/30/1998
	Class B	24.96%	2.53%	3.65%	4.75%		9/30/1998

					Since Inception Date of Fund	Inception	Inception
Fund	Class	1 Year	5 Years	10 Years	(Annualized)	Date of Fund	Date of Class
	Class C	29.08%	2.88%	3.41%	4.47%		9/30/1998
	Class D	30.97%	3.67%	4.20%	5.26%		5/4/2009
	Class R	30.60%	3.40%	3.94%	4.99%		5/4/2009
	Class P	31.27% #	3.88% #	4.41% #	5.47% #		5/4/2009
	Institutional	31.52%	4.19%	4.71%	5.79% #		2/26/1999
	Administrative	30.99% #	3.71% #	4.25% #	5.31% #		5/4/2009

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

**	The Allianz Global Investors Multi-Style Fund was a series of Allianz Funds prior to its reorganization into the Allianz Global Investors Solutions Core Allocation Fund on May 4, 2009. The Prospectuses of the Allianz Global Investors Solutions Core Allocation Fund disclose performance information for Class A, Class B, Class C and Institutional Class of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s corresponding classes. The actual performance of Class A, Class B, Class C and Institutional Class shares of the predecessor fund, without adjustment for the Allianz Global Investors Solutions Core Allocation Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods is provided below.
(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.
The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class.
Total Return for Periods Ended November 30, 2009
(with no adjustment for operating expenses of the noted
classes for periods prior to their inception dates)

					Since Inception Date
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)
Allianz Global Investors Solutions Core Allocation Fund**	Class P	31.16%	3.68%	4.20%	5.26%
	Institutional	—	—	—	5.46%
	Administrative	30.96%	3.65%	4.19%	5.25%
Average Annual Total Returns (as of May 1, 2009)

					Since Inception Date	Inception
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)	Date of Class
Allianz Global Investors Multi-Style Fund	Class A	-31.1%	-0.74%	1.88%	2.79%	9/30/1998
	Class B	-31.06%	-0.65%	1.92%	2.83%	9/30/1998
	Class C	-28.32%	-0.33%	1.69%	2.60%	9/30/1998
	Institutional	-26.72%	0.95%	3.00%	3.90%	2/26/1999

Voting Rights
     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.
     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust, then only shareholders of the series affected shall be entitled to vote on the matter. All classes of shares of the Funds will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Management Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.
     The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
     The Allianz Global Investors Solutions Funds will vote shares of each Underlying Fund that they own in their discretion in accordance with their proxy voting policies.
Certain Ownership of Trust Shares
     As of December 1, 2010, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that with respect to the Allianz Global Investors Solutions Retirement Income Fund, Trustees and officers of the Trust owned 22.07% of Institutional Class shares of the Fund and with respect to the Allianz Global Investors Solutions 2020 Fund, Trustees and officers of the Trust, owned 1.13% of Institutional Class shares of the Fund.
     Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the specified Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.
Custodian
     State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.
     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, audit-related services, tax services and other services relating to SEC filings.
Transfer and Shareholder Servicing Agents
     Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as the Transfer Agent for the Trust’s Class P, Institutional Class and Administrative Class shares.
Legal Counsel
     Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Trust.
Registration Statement
     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.
Forward-Looking Statements
     The Trust’s Prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding Funds investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.
Financial Statements
     Audited financial statements for the Allianz Global Investors Solutions 2015, Allianz Global Investors Solutions 2020, Allianz Global Investors 2030, Allianz Global Investors 2040, Allianz Global Investors 2050, Allianz Global Investors Retirement Income, Allianz Global Investors Growth Allocation, Allianz Global Investors Solutions Core Allocation, AGIC International Growth, NFJ Global Dividend Value, RCM All Horizons, RCM Disciplined Equity, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities Funds as of November 30, 2009, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s November 30, 2009 Annual Reports. The Trust’s November 30, 2009 Annual Reports were filed electronically with the SEC on February 4, 2010 (Accession No.0001193125-10-021852). Unaudited financial statements for the above Funds as well as the AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds as of May 31, 2010, for the six months then ended, including notes thereto, are incorporated by reference from the Trust’s May 31, 2010 Semi-Annual Report. The Trust’s May 31, 2010 Semi-Annual Reports were filed electronically with the SEC on August 2, 2010 (0001193125-10-173187). The AGIC Focused Opportunity, RCM China Equity and RCM Redwood Funds recently commenced operations and therefore do not appear in the Trust’s most recent shareholder report.
     Audited financial statements for the fiscal year ending November 30, 2009 of the Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, Nicholas-Applegate U.S. Micro Cap Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund, series of the open-end Nicholas-Applegate Institutional Funds trust that were the AGIC Convertible, AGIC Emerging Growth, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap AGIC Small to Mid Cap Growth and AGIC Ultra Micro Cap Funds’ predecessor funds, respectively, are incorporated by reference from the Nicholas-Applegate Institutional Funds’ November 30, 2009 Annual Report. The Nicholas-Applegate Institutional Funds’ November 30, 2009 Annual Report was filed electronically with the SEC on February 8, 2010 (Accession No. 0001144204-10-005944).

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
          Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.
Moody’s Investors Service, Inc.
          Corporate and Municipal Bond Ratings
          Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
          Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.
          A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
          Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
          Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
          B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
          Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
          Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
          C: Bonds that are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.
          Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.
          Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries that carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

          Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.
          Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
          Corporate Short-Term Debt Ratings
          Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.
          Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
          PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s Ratings Services
          Issue Credit Rating Definitions
          A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
          Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
          Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

          Corporate and Municipal Bond Ratings
          Investment Grade
          AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
          AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
          A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
          BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          Speculative Grade
          Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
          BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
          CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
          CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
          C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
          D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          CI: The rating CI is reserved for income bonds on which no interest is being paid.
          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
          Active Qualifiers
          Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
          i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
          p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
          pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
          Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
          t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
          Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.
          N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
          Short Term Issue Credit Ratings
          Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
          A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
          A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
          A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
          B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
          B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
          D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
          The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Fitch, Inc.
Long-Term Credit Ratings
Investment Grade
          AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
          AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
          A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
          BBB: Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
          BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
          B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).
          CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).
          CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).
          C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

          RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
          D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
          Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
          Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.
          Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
Recovery Ratings
          Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.
          Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.
          The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.
Recovery Ratings Scale
          RR1: Outstanding recovery prospects given default.
          RR2: Superior recovery prospects given default.
          RR3: Good recovery prospects given default.
          RR4: Average recovery prospects given default.
          RR5: Below average recovery prospects given default.
          RR6: Poor recovery prospects given default.
          While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.
          RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

          RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.
          RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.
          RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.
          RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.
          RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
          F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
          F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
          F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
          B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
          C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
          D: Indicates an entity or sovereign that has defaulted on all of its financial obligations
          Qualifiers
          The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
          “NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.
          “WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
          Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B
CERTAIN OWNERSHIP OF TRUST SHARES
As of December 1, 2010, the following persons owned of record or beneficially 5% or more of the noted class of share of the Funds:
a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
b = Shares are believed to be held only as nominee.

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
	Allianz AGIC Convertible Fund
	Administrative Class
a	ALLIANZ AGIC CONVERTIBLE FUND ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	385.531	100.00
	Class A
b	ALLIANZ AGIC CONVERTIBLE FUND CLASS A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	23,264.831	6.29
b	ALLIANZ AGIC CONVERTIBLE FUND CLASS A	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN FOR WASHINGTON BLVD JERSEY CITY NJ 07310-1606	23,003.000	6.22
	Class C
a	ALLIANZ AGIC CONVERTIBLE FUND CLASS C	STIFEL NICOLAUS & CO INC MICHAEL G WENKSTERN R/O IRA 501 NORTH BROADWAY ST LOUIS MO 63102-2131	3,871.513	47.16
b	ALLIANZ AGIC CONVERTIBLE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,010.180	24.48
	Class D
a,b	ALLIANZ AGIC CONVERTIBLE FUND CLASS D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	26,744.594	34.56
	Class R
a	ALLIANZ AGIC CONVERTIBLE FUND CLASS R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	384.405	100.00
	Institutional Class
a	ALLIANZ AGIC CONVERTIBLE FUND INST	STATE OF WYOMING WYOMING STATE TREASURER ATTN ERICA LEGERSKI 200 W 24TH ST CHEYENNE WY 82001-3642	13,162,891.981	78.44
b	ALLIANZ AGIC CONVERTIBLE FUND INST	DINGLE & CO ATTN MUTUAL FUNDS UNIT MC C/O COMERICA BANK PO BOX 75000 DETROIT MI 48275-0001	1,548,723.841	9.23
	Class P
a,b	ALLIANZ AGIC CONVERTIBLE FUND P	WELLS FARGO BANK NA FBO OMNIBUS ACCT REIN/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	335,680.782	44.07
a,b	ALLIANZ AGIC CONVERTIBLE FUND P	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	211,106.163	27.71
b	ALLIANZ AGIC CONVERTIBLE FUND P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	167,228.959	21.95

	Allianz AGIC Emerging Growth Fund
	Institutional Class
a	ALLIANZ AGIC EMERGING GROWTH FUND INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS 600 W BROADWAY SAN DIEGO CA 92101-3311	663,683.905	42.45
a,b	ALLIANZ AGIC EMERGING GROWTH FUND INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	632,451.238	40.45

	Allianz AGIC High Yield Bond Fund
	Administrative Class
a	ALLIANZ AGIC HIGH YIELD BOND ADMIN CL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,095.298	100.00
	Class A
	ALLIANZ AGIC HIGH YIELD BOND FUND A	HYDE PARK TOGGERY INC PSP U/A DTD 1 75 MELVIN B DREYFOOS TTEE CONSTAN DREYFOOS TTEE A/C GRANDIN ROAD CINCINNATI OH 45208-3429	8,630.824	6.68
	ALLIANZ AGIC HIGH YIELD BOND FUND A	ABNER SHEFFER PFD SERVICE-SIGNALERT CORP 7 PICCADILLY ROAD GREAT NECK NY 11023-1425	7,370.253	5.70
	ALLIANZ AGIC HIGH YIELD BOND FUND A	DAVID NEWMAN MD PC RETIREMENT T U/A DTD 01/01/99 DR DAVID NEWMAN TTEE THELMA NEWMAN TTEE FBO DR DA NEWMAN 60 DEEPDALE DRIVE GREAT NECK NY 11021-1838	6,787.359	5.25
	Class C
b	ALLIANZ AGIC HIGH YIELD BOND FUND C	AMERICAN ENTERPRISE INVESTMENT SVC PO BOX 9446 MINNEAPOLIS MN 55440-9446	6,200.552	19.71
	ALLIANZ AGIC HIGH YIELD BOND FUND C	STIFEL NICOLAUS & CO INC. OLGA PETROVIC 501 NORTH BROADWAY SAINT LOUIS MO 63102-2131	4,930.966	15.67
b	ALLIANZ AGIC HIGH YIELD BOND FUND C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,701.571	14.94
b	ALLIANZ AGIC HIGH YIELD BOND FUND C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4,126.893	13.12
	Class D
a	ALLIANZ AGIC HIGH YIELD BOND FUND D	NFS LLC FEBO FMT CO CUST R/O IRA FBO IRA FBO H ALBERT PAYNE 228 S WASHINGTON ST GENOA IL 60135-1161	8,110.511	47.64
a	ALLIANZ AGIC HIGH YIELD BOND FUND D	NFS LLC FEBO KRISTINE DAWN SPEECE TTEE KRISTINE SPEECE TR U/A 7/10/09 FBO KRISTIN E DAWN SPEECE 405 HAWKINS DR WINNEBAGO IL 61088-8348	5,099.993	29.96
	ALLIANZ AGIC HIGH YIELD BOND FUND D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,093.847	6.43
	Class P
a	ALLIANZ AGIC HIGH YIELD BOND FUND P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,096.281	100.00
	Class R
a	ALLIANZ AGIC HIGH YIELD BOND FUND R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,091.474	100.00
	Institutional Class
a,b	ALLIANZ AGIC HIGH YIELD BOND INSTL CL	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	5,670,324.651	59.23
	ALLIANZ AGIC HIGH YIELD BOND INSTL CL	STATE STREET BANK & TRUST FBO BINGHAM MCCUTCHEN LLP PARTNER RE 200 NEWPORT AVE N QUINCY MA 02171-2102	648,056.786	6.77
	ALLIANZ AGIC HIGH YIELD BOND INSTL CL	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	500,349.921	5.23

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
	Allianz AGIC International Growth Fund
	Class A
b	ALLIANZ AGIC INTERNATIONAL GROWTH A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,054.930	10.96
b	ALLIANZ AGIC INTERNATIONAL GROWTH A	LPL FINANCIAL TOWNE CENTRE DR SAN DIEGO CA 92121-1968	4,644.287	10.07
	ALLIANZ AGIC INTERNATIONAL GROWTH A	CROWELL WEEDON & CO DCG&T TTEE ONE WILSHIRE BUILDING 624 SOUTH GRAND AVENUE LOS ANGELES CA 90017-3335	4,263.970	9.24
	ALLIANZ AGIC INTERNATIONAL GROWTH A	JOERN KLEINHANS 201 16TH ST HUNTINGTN BCH CA 92648-8413	3,354.609	7.27
b	ALLIANZ AGIC INTERNATIONAL GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	3,144.740	6.82
b	ALLIANZ AGIC INTERNATIONAL GROWTH A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,018.109	6.54
	ALLIANZ AGIC INTERNATIONAL GROWTH A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,980.836	6.46
b	ALLIANZ AGIC INTERNATIONAL GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	2,935.089	6.36
b	ALLIANZ AGIC INTERNATIONAL GROWTH A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,614.492	5.67
	Class C
	ALLIANZ AGIC INTERNATIONAL GROWTH C	THOMAS F SEGALLA & MARY L SEGALLA JT WROS 25 WESTFIELD RD BUFFALO NY 14226-3492	4,228.437	20.38
	ALLIANZ AGIC INTERNATIONAL GROWTH C	LINDA L PAPA 31 BAKOS RD TOLLAND CT 06084-2113	3,380.508	16.29
	ALLIANZ AGIC INTERNATIONAL GROWTH C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,975.064	14.34
b	ALLIANZ AGIC INTERNATIONAL GROWTH C	LPL FINANCIAL TOWNE CENTRE DR SAN DIEGO CA 92121-1968	2,746.947	13.24
	ALLIANZ AGIC INTERNATIONAL GROWTH C	SSB&T CUST SIMPLE IRA FOOD SUPPLY INC FBO MICHAEL S BRADSHAW 273 CONE RD ORMOND BEACH FL 32174-7918	1,922.947	9.27
	ALLIANZ AGIC INTERNATIONAL GROWTH C	SSB&T CUST ROLLOVER IRA FBO LOIS A YEHLIK 3345 ACUMINATA DR WEST SALEM OH 44287-9105	1,249.665	6.02
	ALLIANZ AGIC INTERNATIONAL GROWTH C	SSB&T CUST ROSEVILLE PUBLIC SCHOOLS 403-B PLAN FBO GORDON E ANDERSON 427 CENTENNIAL DR ROSEVILLE MN 55113-2306	1,079.941	5.20
	Class D
a	ALLIANZ AGIC INTERNATIONAL GROWTH D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,977.789	42.16
b	ALLIANZ AGIC INTERNATIONAL GROWTH D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	994.036	14.07
	ALLIANZ AGIC INTERNATIONAL GROWTH D	SCOTTRADE INC FBO WILLIAM A LESLIE JR P O BOX 31759 ST LOUIS MO 63131-0759	818.377	11.59
	ALLIANZ AGIC INTERNATIONAL GROWTH D	SCOTTRADE INC FBO JEFFREY ALLEN P O BOX 31759 ST LOUIS MO 63131-0759	588.634	8.33
	ALLIANZ AGIC INTERNATIONAL GROWTH D	SCOTTRADE INC FBO JAMES N LANG P O BOX 31759 ST LOUIS MO 63131-0759	578.819	8.19
	ALLIANZ AGIC INTERNATIONAL GROWTH D	SCOTTRADE INC FBO UGONWANYI NNENNA ATULOBI ROTH IRA P O BOX 31759 ST LOUIS MO 63131-0759	400.802	5.67
	Institutional Class
a	ALLIANZ AGIC INTERNATIONAL GROWTH I	TEXAS HEALTH RESOURCES ATTN SANDY REEVES 612 E LAMAR BLVD E 11TH FL ARLINGTON TX 76011-4121	15,291,623.579	72.32
b	ALLIANZ AGIC INTERNATIONAL GROWTH I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,719,492.535	17.59
b	ALLIANZ AGIC INTERNATIONAL GROWTH I	STATE STREET BANK & TRUST FBO BINGHAM MCCUTCHEN LLP PRTNR RE200 NEWPORT AVEN QUINCY MA 02171-2145	1,108,363.287	5.24
	Class P
a	ALLIANZ AGIC INTERNATIONAL GROWTH P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,975.516	100.00
	Class R
a	ALLIANZ AGIC INTERNATIONAL GROWTH R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,969.998	82.86
b	ALLIANZ AGIC INTERNATIONAL GROWTH R	TD AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	614.407	17.14

	Allianz AGIC International Growth Opportunities Fund
	Administrative Class
a	ALLIANZ AGIC INTL GROWTH OPPORT ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	353.357	100.00
	Institutional Class
a	ALLIANZ AGIC INTL GROWTH OPPORT INSTL	PLYMOUTH COUNTRY RETIREMENT ASSOCIATION 10 CORDAGE PARK CIR STE 234 PLYMOUTH MA 02360-7907	942,925.107	33.25
b	ALLIANZ AGIC INTL GROWTH OPPORT INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT101 MONTGOMERY STSAN FRANCISCO CA 94104-4151	544,625.151	19.21
b	ALLIANZ AGIC INTL GROWTH OPPORT INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY STONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	551,602.463	19.45
	ALLIANZ AGIC INTL GROWTH OPPORT INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOLCORE ALLOCATION FUNDAGI SOLUTIONS 600 W BROADWAYSAN DIEGO CA 92101-3311	368,435.625	12.99
	ALLIANZ AGIC INTL GROWTH OPPORT INSTL	CAPINCO U/A/D 01/01/00 C/O FIRSTAR TRUST PO BOX 1787 MILWAUKEE WI 53201-1787	255,791.286	9.02
	Class A
a	ALLIANZ AGIC INTL GWTH OPPORTUNITIES A	NFS LLC FEBO NFS/FMTC IRA BDANSPS MARIA E TURPIN 8905 LAGRANGE ST LORTON VA 22079-1626	808.868	26.14
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES A	ERIN E DUNNE 60 MADISON HILL FAIRFIELD CT 06824-7828	626.200	20.24
b	ALLIANZ AGIC INTL GWTH OPPORTUNITIES A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	451.029	14.57
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	353.357	11.42
b	ALLIANZ AGIC INTL GWTH OPPORTUNITIES A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	298.418	9.64
	Class C
a	ALLIANZ AGIC INTL GWTH OPPORTUNITIES C	CINDY S BAUER TTEE U/A DTD 3/14/91 CINDY S BAUER REVOC LIV TR 4102 HARRISON CIRCLE HAYS KS 67601-4717	2,650.482	46.90
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES C	JAMES D FOSTER JR & LEE B FOSTER JT WROS 667 PERIMETER RD GREENVILLE SC 29605-5452	488.919	8.65
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES C	SSB&T CUST IRA FBO LEE B FOSTER 138 RESERVE DR PIEDMONT SC 29673-6733	426.206	7.54
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES C	DENNIS L HARKONEN 6014 143RD CT NEREDMOND WA 98052-4674	353.232	6.25
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	353.357	6.25
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES C	NFS LLC FEBO NFS/FMTC R/O IRA FBO JEANNE KRONHC BOX 439 BRODHEADSVLLE PA 18322-9625	319.387	5.65
b	ALLIANZ AGIC INTL GWTH OPPORTUNITIES C	LPL FINANCIAL TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	311.624	5.51
	Class D
a	ALLIANZ AGIC INTL GWTH OPPORTUNITIES D	NFS LLC FEBO FMTC TTEE DUKE ENERGY RSP FBO KENNETH W WILKES 5787 E COUNTY ROAD 150 NAVON IN 46123-8633	428.800	35.00
a	ALLIANZ AGIC INTL GWTH OPPORTUNITIES D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	353.357	28.84

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
b	ALLIANZ AGIC INTL GWTH OPPORTUNITIES D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	300.760	24.55
b	ALLIANZ AGIC INTL GWTH OPPORTUNITIES D	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	142.356	11.62
	Class P
a.b	ALLIANZ AGIC INTL GWTH OPPORTUNITIES P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	425,649.136	27.70
b	ALLIANZ AGIC INTL GWTH OPPORTUNITIES P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	325,536.064	21.18
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES P	MERCER TRUST COMPANY TTEE FBO HD SUPPLY 401 K RET PLAN 1 INVESTORS WAY MSC N-1-D NORWOOD MA 02062-1599	227,881.729	14.83
	ALLIANZ AGIC INTL GWTH OPPORTUNITIES P	SEI PRIVATE TRUST COMPANY FBO UNION BANK ONE FREEDOM VALLEY DR OAKS PA 19456-9989	99,506.480	6.47
b	ALLIANZ AGIC INTL GWTH OPPORTUNITIES P	TAYNIK & CO C/O INVESTORS BANK & TRUST 200 CLARENDON ST BOSTON MA 02116-5021	86,226.368	5.61
	Class R
a	ALLIANZ AGIC INTL GWTH OPPORTUNITIES R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	353.357	100.00

	Allianz AGIC Micro Cap Fund
	Institutional Class
a.b	ALLIANZ AGIC MICRO CAP FUND INSTL	NORTHERN TRUST CO CUST LYNDE & HARRY BRADLEY FDN PO BOX 92956 CHICAGO IL	1,631,093.133	39.10
b	ALLIANZ AGIC MICRO CAP FUND INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STSAN FRANCISCO CA 94104-4151	1,041,486.453	24.97
b	ALLIANZ AGIC MICRO CAP FUND INSTL	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	569,282.906	13.65
	ALLIANZ AGIC MICRO CAP FUND INSTL	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	295,234.764	7.08
	ALLIANZ AGIC MICRO CAP FUND INSTL	MERCER TRUST COMPANY TTEE FBO HD SUPPLY 401 K RETIREMENT PLAN 1 INVESTORS WAY MSC N-1-D NORWOOD MA 02062-1599	260,187.527	6.24

	Allianz AGIC Small to Mid Cap Growth Fund
	Institutional Class
a	ALLIANZ AGIC SMALL TO MID CAP GROWTH I	ALLIANZ GLOBAL INVESTORS OF AMERICA ATTN VINH T NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	252,718.448	86.38
	ALLIANZ AGIC SMALL TO MID CAP GROWTH I	GORDON A EBANKS 39 E 19TH ST NEW YORK NY 10003-1333	32,886.749	11.24

	Allianz AGIC Ultra Micro Cap Fund
	Institutional Class
a,b	ALLIANZ AGIC ULTRA MICRO CAP INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	262,599.028	75.32
	ALLIANZ AGIC ULTRA MICRO CAP INSTL	JOHN MCCRAW 8560 AVENIDA DE LAS ONDAS LA JOLLA CA 92037-3027	30,000.000	8.60
a,b	ALLIANZ AGIC ULTRA MICRO CAP INSTL	LESLIE G MCCRAW JR TRSTE MARY EARLE BROWN MCCRAW TRSTEL & M MCCRAW LIVING TRUST U/A DTD 7-24-90100 CHAPMAN PL GREENVILLE SC 29605-3100	26,409.935	7.58

	Allianz Global Investors Solutions 2015 Fund
	Class A
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	PENSON FINANCIAL SERVICES FBO PACIFIC AVE STE 1400 DALLAS TX 75201-4609	5,333.333	44.86
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,334.757	11.23
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,300.000	10.93
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	NFS LLC FEBO NFS/FMTC IRA FBO DAN R SHIELDS 2223 SARAH ROSE LN REEDSBURG WI 53959-9263	792.812	6.67
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	697.026	5.86
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	NFS LLC FEBO CITIZENS BANK REGULAR IRA FBO ROBERT F ATKINSON 46 CHANDLER DR ATKINSON NH 03811-2170	659.470	5.55
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.108	100.00
	Class C
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,705.998	44.49
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	SSB&T CUST IRA FBO MARILYN M FOLTS 216 COUNTY HIGHWAY 26 COOPERSTOWN NY 13326-6404	4,198.912	26.29
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	NFS LLC FEBO RUTH H SHIPIONE TTEE RUTH H SHIPIONE TR U/A 8/7/00 PO BOX 2551 TUBAC AZ 85646-2551	3,617.555	22.65
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO JAMES E BROUDE P.O. BOX 163715100 W 36TH ST MINNEAPOLIS MN 55416-0371	2,380.368	22.50
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	SSB&T CUST IRA FBO DAVID GIGLIA 5825 SHIMERVILLE RD CLARENCE CTR NY 14032-9323	2,964.833	18.56
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	880.409	5.51
	Class D
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	938.708	8.87
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	697.092	6.59
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	697.207	6.59
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO AARON BROWN 232 N MONTGOMERY ST GARY IN 46403-2068	569.519	5.38
	Institutional Class
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	205,082.332	71.61
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THEE XCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	80,976.886	28.28
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.961	100.00
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	694.680	100.00

	Allianz Global Investors Solutions 2020 Fund
	Class A
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,695.197	21.45
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	986.193	12.48

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	JENNY NOBLE-KUCHERA CUST FBO BENJAMIN NOBLE-KUCHERA UTMA IN 4798 N MCCOY RD BLOOMINGTON IN 47408-9201	745.617	9.44
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	JENNY NOBLE-KUCHERA CUST FBO SEKOU NOBLE-KUCHERA UTMA IN 4798 N MCCOY RDBLOOMINGTON IN 47408-9201	745.617	9.44
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	698.710	8.84
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	SSB&T CUST ROTH IRA FBO DAVID V SWENBY 14685 RIVER AVE NOBLESVILLE IN 46062-9269	646.134	8.18
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	477.335	6.04
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	SSB&T CUST SEP IRA DOMAIN PROPERTIES INC FBO DIANE BOMHOF 17 VYGIEHEUWELKRUIN 6570 KNYSNA W CAPE SOUTH AFRICA	431.970	5.47
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	697.835	100.00
	Class C
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	NICKI G YANN SUBJECT TO BFDS TOD RULES 40 CALUMET RD LOUISVILLE KY 40207-1505	7,890.584	74.30
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.498	6.56
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	SSB&T CUST SEP IRA ANDERSON COMMUNICATION FBO CAROL ANDERSON 311 E 83RD ST NEW YORK NY 10028-4312	666.297	6.27
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6,711.321	69.60
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO PEGEEN A GALLAHUE 15 HOOPER STE NORTHPORT NY 11731-4918	1,771.684	18.37
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	698.671	7.25
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	205,590.604	83.05
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	41,310.948	16.69
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LPA TTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	698.697	100.00
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.422	100.00

	Allianz Global Investors Solutions 2030 Fund
	Class A
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	SSB&T CUST IRA FBO PATRICIA A MUNTER 4 S HOMESTEAD DR YARDLEY PA 19067-3121	5,134.752	37.33
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	NFS LLC FEBO CARL MOSER SR 2025 15TH AVE NE HICKORY NC 28601	1,100.154	8.00
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	C/O PAC SEAL NFS LLC FEBO NFS/FMTC IRA FBO FLORDELIZA U ZITA 300 B NORTH ORANGE AVENUE BREA CA 92821-4069	1,070.091	7.78
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	RUSTI M BELLUE 1706 TAN TARA CIR LAKE CHARLES LA 70611-5118	734.574	5.34
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	720.411	5.24
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	689.872	5.01
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.851	100.00
	Class C
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	NICK G YANN SUBJECT TO BFDS TOD RULES 40 CALUMET RD LOUISVILLE KY 40207-1505	7,433.102	29.03
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7,408.733	28.94
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	STIFEL NICOLAUS & CO INC A/C KENNETH P GOLDMAN LIV 501 NORTH BROADWAY ST LOUIS MO 63102-2131	2,078.477	8.12
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,808.753	33.99
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	AMERTRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	3,478.895	24.59
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	NFS LLC FEBO JOAN M FEELEY 19 BUTTONWOOD DR ANDOVER MA 01810-5880	2,642.706	18.68
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	922.470	6.52
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO DAMON T MUSHA 596 ANTONIO CT LAFAYETTE CA 94549-5515	825.253	5.83
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	202,932.949	82.59
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	42,764.292	17.41
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	689.677	100.00
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.472	100.00

	Allianz Global Investors Solutions 2040 Fund
	Class A
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	693.198	19.34
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.148	19.20
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	614.374	17.14
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	SSB&T CUST SIMPLE IRA FURMAN LAND SURVEYORS INC FBO TREVOR LIGHTFOOT 4116 S ONG ST AMARILLO TX 79110-1343	381.641	10.65
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	HEILMANN FARMS INC PSP A DTD 07/01/02 FBO MATTHEW J DITZIG 10545 NEAPOLIS WATERVILLE RD WATERVILLE OH 43566-9773	304.054	8.48
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	SSB&T CUST IRA FBO DESCHEL CANTRELL 421 BONNIE BAY CT LEAGUE CITY TX 77573-2579	226.142	6.31
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	SSB&T CUST SIMPLE IRA FURMAN LAND SURVEYORS INC SIMPLE IRA FBO ANDREW CORTEZ 2603 DOUGLAS DR AMARILLO TX 79110-3226	204.677	5.71
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	SSB&T CUST ROTH IRA FBO LINDA A GRUENFELDT 2800 FLAGSTONE DR BROOKFIELD WI 53045-3214	184.633	5.15
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	686.937	100.00

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
	Class C
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	684.594	66.52
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 C	SSB&T CUST IRA FBO LOURDES M CHAVEZ PO BOX 37455 ALBUQUERQUE NM 87176-7455	231.738	22.52
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 C	RBC CAPITAL MARKETS CORP FBO KYLE M AMESROTH IRA RBC CAPITAL MARKETS CORP CUST 38 BOW RUN TRAIL SAUNDERSTOWN RI 02874-2470	112.813	10.96
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,743.018	58.48
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 D	TD AMERITRADE PO BOX 2226O MAHA NE 68103-2226	1,680.667	20.72
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.209	8.47
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	202,350.575	93.34
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,439.155	6.66
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.711	100.00
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	685.644	98.65

	Allianz Global Investors Solutions 2050 Fund
	Class A
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 A	KIMBERLY HESTNESS TTEE HESTNESS/KURYLO TRUST U/A DTD 01/29/2008 FBO KIMBERLY HESTNESS 1215 75TH OCEAN WEST MARATHON FL 33050	998.004	38.52
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	751.933	29.02
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.368	26.53
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.320	100.00
	Class C
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	683.348	42.77
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 C	ROBERT W BAIRD & CO INC A/C EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	584.226	36.57
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 C	ROBERT W BAIRD & CO INC A/C EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	243.427	15.24
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,027.482	26.79
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	NFS LLC FEBO SWISS RE GROUP P/ADMUS EMPLOYEES SAVINGS PLAN FBO ANTHONY J PELECKIS 165 E 83RD ST NEW YORK NY 10028-2421	1,424.773	18.83
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	1,083.234	14.31
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	NFS LLC FEBO ANTHONY J PELECKIS 165 E 83RD ST NEW YORK NY 10028-2421	1,078.705	14.25
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.871	9.09
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO AIYAPPA M PALECANDA 2411 DAWS DRIVE BOZEMAN MT 59718-6978	636.132	8.41
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	202,463.027	96.96
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.094	100.00
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	686.002	90.26
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 R	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	73.993	9.74

	Allianz Global Investors Solutions Core Allocation Fund
	Class A
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,061,440.280	15.52
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION FD1 A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	879,278.155	12.86
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION A	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	596,512.844	8.72
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,253.877	100.00
	Class B
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	101,614.406	6.05
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	93,710.284	5.58
	Class C
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,360,606.180	16.62
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,236,716.642	15.10

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
	Class D
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,278.560	39.64
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION D	SCOTTRADE INC FBO JULIANNA M HEATH P O BOX 31759 ST LOUIS MO 63131-0759	1,030.706	31.95
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION D	AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	916.453	28.41
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,212,702.059	90.80
	Class P
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	597,257.222	98.00
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,276.613	100.00

	Allianz Global Investors Solutions Growth Allocation Fund
	Class A
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	6,007.818	16.25
	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	PATRICA M HOGAN TOD BENEFICIARIES ON FILE SUBJECT TO STA TOD RULES 424 W END AVE NEW YORK NY 10024-5786	4,928.949	13.34
	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	NFS LLC FEBO ANDREW SEGAL 10 E 7OTH ST NEW YORK NY 10021	4,000.000	10.82
	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,890.885	7.82
	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	NFS LLC FEBO JP MORGAN CHASE BANK N A CUST R/O IRA FBO RICHARD H BOOK 8352 BASHAN LAKE AVE SAN DIEGO CA 92119-2620	2,726.822	7.38
	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	NFS LLC FEBO JP MORGAN CHASE BANK CUST IRA OFANDREW SEGAL 10 EAST 70TH STREET NEW YORK NY 10021-5246	2,067.416	5.59
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	682.542	100.00
	Class C
	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION C	SSB&T CUST SEP IRA PETER P MCLOUGHLIN FBO PETER P MCLOUGHLIN 1925 COMMONWEALTH AVE BRIGHTON MA 02135-5976	4,607.923	20.23
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	4,072.449	17.88
	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION C	JUNE M GARRISON & WALTER E GARRISON TTEES WALTER E GARRISON AND JUNE M GARRISON LIVING TRUST U/A DTD 11/30/2005 6300 STEPHENS RANCH RD LA VERNE CA 91750-1139	2,423.655	10.64
	Class D
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	682.550	69.90
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION D	SCOTTRADE INC FBO DAVID STEWART ROTH IRA P O BOX 31759 ST LOUIS MO 63131-0759	293.953	30.10
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	200,948.196	99.23
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	683.110	100.00
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	681.601	100.00

	Allianz Global Investors Solutions Retirement Income Fund
	Class A
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4,371.424	13.61
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,939.324	12.27

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,137.495	9.77
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	AMERICAN ENTERPRISE INVESTMENT SVC FBO 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,675.487	8.33
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,905.280	5.93
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,677.756	5.23
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	LPL FINANCIAL A/C TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,620.253	5.05
	Class C
	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME C	NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO MARY VANDER MEULEN 3 S 112 BIRCHWOOD DR WARRENVILLE IL 60555-2601	10,879.564	14.28
	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME C	SSB&T CUSST ROLLOVER IRA FBO JAMES J VEHLING 6785 LYDIA LN WOODBURY MN 55125-6709	6,999.557	9.19
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,500.064	25.96
	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	NFS LLC FEBO FMT CO CUST IRA FBO DANIEL C DEGULIAM 301 BLACKBERRY CREEK DR WILLOW SPRING NC 27592-8555	1,733.786	18.00
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	AMERTRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	1,561.028	16.21
	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	NFS LLC FEBO FMT CO CUST R/O IRA FBO ROBERT E ZANGLA 5890 BAYOU RAPIDES RD ALEXANDRIA LA 71303-7728	1,319.261	13.70
	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	NFS LLC FEBO FMT CO CUST R/O IRA FBO ALLAN S KLAPPER 1 PATREY CT CHESTER NJ 07930-2483	864.089	8.97
	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	713.808	7.41
	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	NFS LLC FEBO FMT CO CUST IRA FBO JOHN M HILLMAN 626 PRIMROSE TER PINOLE CA 94564-1962	565.478	5.87
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	722.460	100.00
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	213,474.588	81.78
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30,109.834	11.53
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME INSTL	PENSON FINANCIAL SERVICES FBO PACIFIC AVE STE 1400 DALLAS TX 75201-4609	14,708.417	5.63
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	724.334	100.00
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	705.760	91.16
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME R	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE NE 68103-2226	68.476	8.84

	Allianz NFJ Global Dividend Value Fund
	Class A
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7,313.896	8.97
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	6,539.880	8.02
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE A	NFS LLC FEBO CITIZENS BANK REGULAR IRA FBO THERESA A MONTANI 1104 DREXEL AVE DREXEL HILL PA 19026-4007	6,104.471	7.49
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE A	AMERTRADE INC FEBO 1600 ARCH ST PHILADELPHIA PA 19103-2026	5,776.669	7.09
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE A	TIMOTHY MICHAEL HYLAND & CATHERINE MARY HYLAND JTWROS 21379 AVALON DR ROCKY RIVER OH 44116-1123	4,160.166	5.10
	Class C
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	CITIGROUP GLOBAL MARKETS, INC. ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	8,735.737	12.82
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7,308.715	10.72
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	NFS LLC FEBO NFS/FMTC R/O IRA FBO TIMOTHY HANN 335 ORE MINE HILL RD SCOTTDALE PA 15683-2433	4,927.521	7.23
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4,073.679	5.98
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	MORGAN KEEGAN & COMPANY, INC FBO NORTH FRONT STREET MEMPHIS TN 38103-2126	3,513.954	5.16
	Class D
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,446.770	21.50

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	SCOTTRADE INC FBO EDWIN K LEE P O BOX 31759 ST LOUIS MO 63131-0759	1,390.511	12.22
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	SCOTTRADE INC FBO RICHARD PHILIP LODER IRA P O BOX 31759 ST LOUIS MO 63131-0759	1,175.886	10.33
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	NFS LLC FEBO FMT CO CUST R/O IRA FBO JOHN HARRISON SLOAN 11931 GREENFIELD RD ZIONSVILLE IN 46077-9319	1,149.458	10.10
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	NFS LLC FEBO FMT CO CUST R/O IRA FBO NANCY ELLEN MARSHALL11931 GREENFIELD RD ZIONSVILLE IN 46077-9319	894.445	7.86
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	834.306	7.33
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	710.773	6.24
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	NFS LLC FEBO FMT CO CUST R/O IRA FBO JOHN MICHAEL LAHN 1500 W TRENTON ST BROKEN ARROW OK 74012-0480	676.750	5.95
	Institutional Class
a	ALLIANZ NFJ GLOBAL DIVIDEND VALUE I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOLCORE ALLOCATION FUND AGI SOLUTIONS 600 W BROADWAY SAN DIEGO CA 92101-3311	574,869.387	67.38
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE I	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	175,905.871	20.62
	Class P
a	ALLIANZ NFJ GLOBAL DIVIDEND VALUE P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	714.106	100.00

	Allianz RCM All Horizons Fund
	Class A
b	ALLIANZ RCM ALL HORIZONS A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4,118.741	20.28
b	ALLIANZ RCM ALL HORIZONS A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,706.865	13.33
b	ALLIANZ RCM ALL HORIZONS A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,482.764	7.30
	ALLIANZ RCM ALL HORIZONS A	SSB&T CUST ROLLOVER IRA FBO BETH A ASHMAN 1 READING AVE SHILLINGTON PA 19607-1924	1,361.480	6.70
b	ALLIANZ RCM ALL HORIZONS A	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS P O BOX 509046 SAN DIEGO CA 92150-9046	1,168.178	5.75
	Class C
	ALLIANZ RCM ALL HORIZONS C	SSB&T CUST IRA FBO TODD A EVANS 4506 CARDINAL BROOK WAY KINGWOOD TX 77345-2324	997.512	11.39
	ALLIANZ RCM ALL HORIZONS C	SSB&T CUST ROLLOVER IRA FBO STEPHANIE HOWE 914 PACKER ST KEY WEST FL 33040-6435	789.894	9.02
	ALLIANZ RCM ALL HORIZONS C	SSB&T CUST ROLLOVER IRA FBO DAVID S MOORMAN 10 WEAVER RD SINKING SPG PA 19608-9308	782.863	8.94
	ALLIANZ RCM ALL HORIZONS C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.792	7.61
	Class D
a	ALLIANZ RCM ALL HORIZONS D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	671.467	65.47
a,b	ALLIANZ RCM ALL HORIZONS D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	354.108	34.53
	Institutional Class
a	ALLIANZ RCM ALL HORIZONS INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	135,133.104	97.74
	Class P
a	ALLIANZ RCM ALL HORIZONS P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	673.881	100.00

	Allianz RCM China Equity Fund
	Class A
a	ALLIANZ RCM CHINA EQUITY FUND CLASS A	GAYLE CONNOR TTEE THE DOBSON FAMILY IRREV LIFE INSURANCE TRUST U/A DTD 10/17/2000 9037 SHOAL CREEK DR TALLAHASSEE FL 32312-4071	6,209.637	51.51
b	ALLIANZ RCM CHINA EQUITY FUND CLASS A	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	992.063	8.23
b	ALLIANZ RCM CHINA EQUITY FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	669.269	5.55
	ALLIANZ RCM CHINA EQUITY FUND CLASS A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.667	5.53
	ALLIANZ RCM CHINA EQUITY FUND CLASS A	SSB&T CUST ROLLOVER IRA FBO JACKIE S ELLIOTT 105 STONEY CREEK DR MACON GA 31220-8710	641.886	5.32
	Class C
	ALLIANZ RCM CHINA EQUITY FUND CLASS C	MICHAEL B FANSHEL & DEBRA FANSHEL JTWROS 8113 CINDY LN BETHESDA MD 20817-6914	2,543.235	13.00
	ALLIANZ RCM CHINA EQUITY FUND CLASS C	LPL FINANCIAL A/C TOWNE CENTRE DR SAN DIEGO CA 92121-1968	998.502	5.10
	Class D
a,b	ALLIANZ RCM CHINA EQUITY FUND CLASS D	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12,872.243	66.15
b	ALLIANZ RCM CHINA EQUITY FUND CLASS D	TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,303.551	6.70
	Class P
a	ALLIANZ RCM CHINA EQUITY FUND CLASS P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.667	100.00
	Institutional Class
a	ALLIANZ RCM CHINA EQUITY FUND INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LPATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	197,333.333	100.00

	Allianz RCM Disciplined Equity Fund
	Class A
a,b	ALLIANZ RCM DISCIPLINED EQUITY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	38,053.806	33.04
b	ALLIANZ RCM DISCIPLINED EQUITY A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	13,579.705	11.79
b	ALLIANZ RCM DISCIPLINED EQUITY A	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINVPO BOX 1533 MINNEAPOLIS MN 55479-1533	6,904.554	5.99
	Class C
	ALLIANZ RCM DISCIPLINED EQUITY C	SSB&T CUST IRA FBO KAREN A SWEET 7 BONAD RD STONEHAM MA 02180-2204	2,384.648	5.61
	Class D
a,b	ALLIANZ RCM DISCIPLINED EQUITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF CUSTOMER ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	20,100.057	83.90
b	ALLIANZ RCM DISCIPLINED EQUITY D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	2,554.129	10.66
	Institutional Class
a	ALLIANZ RCM DISCIPLINED EQUITY INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOLCORE ALLOCATION FUND AGI SOLUTIONS 600 W BROADWAY SAN DIEGO CA 92101-3311	575,150.616	49.32
	ALLIANZ RCM DISCIPLINED EQUITY INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	213,747.921	18.33

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
b	ALLIANZ RCM DISCIPLINED EQUITY INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	134,053.859	11.50
	Class P
a	ALLIANZ RCM DISCIPLINED EQUITY P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	711.132	100.00

	Allianz RCM Global EcoTrends Fund
	Class A
a,b	ALLIANZ RCM GLOBAL ECOTRENDS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,585,992.730	56.56
b	ALLIANZ RCM GLOBAL ECOTRENDS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	164,357.795	5.86
b	ALLIANZ RCM GLOBAL ECOTRENDS A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	162,611.145	5.80
	Class C
a,b	ALLIANZ RCM GLOBAL ECOTRENDS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	135,649.518	39.11
b	ALLIANZ RCM GLOBAL ECOTRENDS C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	20,716.665	5.97
b	ALLIANZ RCM GLOBAL ECOTRENDS C	CITIGROUP GLOBAL MARKETS INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	19,738.397	5.69
b	ALLIANZ RCM GLOBAL ECOTRENDS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	18,309.570	5.28
	Class D
	ALLIANZ RCM GLOBAL ECOTRENDS D	NFS LLC FEBO JULIA K FERGANCHIC TTEE JULIA K FERGANCHICK REV TRU/A 2/28/01 6300 E VIA DE LA YERBA TUCSON AZ 85750-1215	3,053.077	16.78
b	ALLIANZ RCM GLOBAL ECOTRENDS D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,997.496	16.47
	ALLIANZ RCM GLOBAL ECOTRENDS D	NFS LLC FEBO VICTORIA HERBERT 81 IRVING PLACE NEW YORK NY 10003-2208	2,348.520	12.91
b	ALLIANZ RCM GLOBAL ECOTRENDS D	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,929.280	10.60
b	ALLIANZ RCM GLOBAL ECOTRENDS D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,100.149	6.05
	Institutional Class
a	ALLIANZ RCM GLOBAL ECOTRENDS INSTL	E BLAKE MOORE JR OR CYNTHIA C WEILER TTEES WEILER-MOORE FAMILY TRUST U/A DTD 11/03/99 1965 BROADWAY NEW YORK NY 10023-5977	2,101.217	45.45
a,b	ALLIANZ RCM GLOBAL ECOTRENDS INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,298.292	28.08
	ALLIANZ RCM GLOBAL ECOTRENDS INSTL	STATE STREET BANK & TRUST CO CUST CONNIE L GORDON ROTH CONV 129 RIO VISTA CIR DURANGO CO 81301-4379	496.633	10.74
	ALLIANZ RCM GLOBAL ECOTRENDS INSTL	MITRA & CO FBO NJ C/O M & I TRUST CO NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	356.798	7.72
	ALLIANZ RCM GLOBAL ECOTRENDS INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	316.756	6.85
	Class P
a,b	ALLIANZ RCM GLOBAL ECOTRENDS P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	338,867.665	75.72
b	ALLIANZ RCM GLOBAL ECOTRENDS P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	100,821.456	22.53

	Allianz RCM Global Water Fund
	Class A
a,b	ALLIANZ RCM GLOBAL WATER A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,595,794.008	60.69
b	ALLIANZ RCM GLOBAL WATER A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	149,069.504	5.67
	Class C
a,b	ALLIANZ RCM GLOBAL WATER C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,785,961.347	69.48
b	ALLIANZ RCM GLOBAL WATER C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	250,740.686	9.75
	Class D
a,b	ALLIANZ RCM GLOBAL WATER D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	48,147.629	36.34
	ALLIANZ RCM GLOBAL WATER D	NFS LLC FEBO TR U/W SYLVIA TEPFER BARBARA TEPFER BETTIGOLE U/A 01/01/1993 20 DEERHORN TR LU SADDLE RIV NJ 07458-1131	8,908.686	6.72
	Institutional Class
a,b	ALLIANZ RCM GLOBAL WATER INSTL	CHARLES SCHWAB & CO INC CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	142,793.179	90.31
b	ALLIANZ RCM GLOBAL WATER INSTL	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	10,682.201	6.76
	Class P
a,b	ALLIANZ RCM GLOBAL WATER P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,059,445.298	89.04
b	ALLIANZ RCM GLOBAL WATER P	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	74,873.572	6.29

	Allianz RCM International Opportunities Fund
	Class A
a	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	673.819	42.75
a	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES A	EDWARD D JONES & CO CUSTODIAN FBO CATHERINE M GARRISON IRA 1177 WOODFORD LN GARDNERVILLE NV 89460-9616	400.533	25.41
	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES A	SSB&T CUST ROTH IRA FBO ANTHONY TIERNO 926 DOUGLAS DR PITTSBURGH PA 15239-2272	188.974	11.99
	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES A	MICHAEL B COOLICAN 2214 STATE ROUTE 414 WATKINS GLEN NY 14891-9518	163.460	10.37
	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES A	SSB&T CUST ROTH IRA FBO DEBORAH K MARTIN 2131 S ZEPHYR ST LAKEWOOD CO 80227-3067	149.435	9.48
	Class C
a,b	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,434.375	39.11
	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	667.900	18.21
	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES C	STIFEL NICOLAUS & CO INC A/C ALAN E SUESKIND AND 501 NORTH BROADWAY ST LOUIS MO 63102-2131	543.547	14.82
	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES C	SSB&T CUST ROLLOVER IRA FBO SARAH L WEILER 3919 E 104TH ST KANSAS CITY MO 64137-1512	390.668	10.65
	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES C	SSB&T CUST SIMPLE IRA MARTIN S SPILLER DMD FBO JEAN T PELLETIER 182 NASHUA RD PEPPERELL MA 01463-1447	342.409	9.34
b	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	208.149	5.68
	Class D
a,b	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	673.300	73.68
b	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES D	TD AMERITRADE FBO PO BOX 2226 OMAHA NE 68103-2226	161.114	17.63

			Amount and	Percentage of
			Nature of	Outstanding
			Beneficial	Shares of Class
	Fund Name	Registration	Ownership	Owned
b	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	79.349	8.68
	Institutional Class
a	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOLCORE ALLOCATION FUND AGI SOLUTIONS 600 W BROADWAY SAN DIEGO CA 92101-3311	645,460.190	62.95
a	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES I	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	270,588.994	26.39
	Class P
a	ALLIANZ RCM INTERNATIONAL OPPORTUNITIES P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	674.816	100.00

APPENDIX C
ALLIANZ FUNDS MULTI-STRATEGY TRUST (THE “TRUST”)
PROXY VOTING POLICY
1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.
3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.
6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-426-0107; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	AGIFM, for each fund of Allianz Funds Multi-Strategy Trust for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.
3.	The party voting proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.
5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of

Form N-1A; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.
6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-426-0107; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Appendix B
RCM Capital Management LLC (“RCM”)
Description of Proxy Voting Policy and Procedures
In cases where RCM has authority to vote its clients’ proxies, such proxies are voted in a manner consistent with its clients’ best interests. RCM’s primary objectives are to honor its fiduciary duties to its clients and vote with regard to enhancing shareholder wealth and voting power.
Written proxy policies and procedures (the “Proxy Guidelines”) have been established by RCM’s Proxy Committee, which includes investment, compliance and operations personnel. The Proxy Guidelines are reasonably designed to ensure that RCM is voting in the best interest of its clients. The Proxy Guidelines reflect RCM’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, and changes to a portfolio company’s capital structure and corporate governance. For example, RCM generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Most issues will require a case-by-case analysis.
RCM reviews the proxy statement, third-party proxy research provided by Risk Metrics Group (a proxy voting service) and other information it believes relevant when determining how to vote a proxy in accordance with its Proxy Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee meets annually to review these guidelines and determine whether any revisions are appropriate.
RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, or 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a reasonable-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the potential negative effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.
Conflicts of Interest. RCM may have conflicts of interest that can affect how it votes its clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Committee is responsible for analyzing potential conflicts of interest and determining how they should be addressed. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.
RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.
RCM Asia Pacific Limited (“RCM AP”)
Description of Proxy Voting Policy and Procedures
Policy Statement
This Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of RCM AP clients. Each proxy is voted on an individual basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. RCM AP, as part of its authority to manage, acquire, and dispose of account assets (unless the client explicitly reserves that authority for itself or certain national laws provide otherwise) has further delegated its fiduciary duty to vote proxies stemming from shareholdings in US registered mutual funds (the “clients”) to one or more of the following committees:

•	the RCM SF Proxy Voting Committee
•	the RCM UK Proxy Voting Committee
•	the dit Proxy Voting Committee
•	the RCM AP Proxy Voting Committee
RCM AP has ascertained that each Proxy Voting Committee acts in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
This policy sets forth the general minimum standards for proxy voting and is followed by the each Proxy Voting Committee where RCM AP has the authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.
RCM AP, and thus each Proxy Voting Committee, may abstain from voting a client proxy under the following circumstances and certain other circumstances as described in the procedures, for example, in cases:
•	When the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant;
•	When voting the proxy would unduly impair the investment management process; or
•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.
Policy Standards
If a conflict of interest arises, votes are only cast in the best interest of the client, regardless of the situation. In addition, RCM AP:
•	Is responsible for conducting and providing oversight of the proxy voting decision to ensure that voting is done in accordance with its Proxy Voting Guidelines;
•	Must clearly establish its obligation to vote in the advisory contract with the client or by other means;
•	Discloses a summary of the proxy voting policy;

•	Maintains (either itself or through access any Proxy Voting Committee) books and records of proxy voting materials, including written policies and procedures, proxy voting client statements, voting decisions and client requests; and
•	Provides clients access to their voting records upon request.
Procedures
As RCM AP has outsourced the facilitation of proxy voting, the following describes the standards and procedures applied in the proxy voting process.
The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee (which may consist of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel). The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by Institutional Shareholder Services, Inc. (ISS), and other relevant material, and makes a vote decision in accordance with the local Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.
A third-party proxy voting service, ISS is retained to assist in processing proxy votes in accordance with vote decisions. ISS is responsible for notifying all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by the Proxy Voting Committees to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. Each Proxy Voting Committee keeps proxy materials used in the vote process on site for at least one year. Thereafter, Proxy Voting Committee materials will be kept in accordance with documentation retention policy.
Resolving Conflicts of Interest
RCM AP and each voting affiliate may have conflicts that can affect how it votes its clients’ proxies. For example, one entity may manage a pension plan whose management is sponsoring a proxy proposal. That entity may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, they may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, no vote cast for one client’s account may be voted by designed to benefit or accommodate any other client.
Allianz Global Investors Solutions (“AGIS”)
Description of Proxy Voting Policy and Procedures
AGIS votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise and except as provided in the Proxy Guidelines. The Proxy Guidelines are designed to honor AGIS’ fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.
The Proxy Guidelines are established by a Proxy Committee. The Proxy Guidelines reflect AGIS’ normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, AGIS generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.
The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and AGIS may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if AGIS reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented. In the case of a potential conflict of interest, AGIS’ Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.
Under certain circumstances, AGIS may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

NFJ Investment Group (“NFJ”)
Description of Proxy Voting Policy and Procedures
NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.
In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.
Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.
Allianz Global Investors Capital LLC (“AGI Capital”)
Description of Proxy Voting Policy and Procedures
AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.
The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.
The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.
In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

APPENDIX D
Procedures for Shareholders to Submit Nominee Candidates
(As of March 14, 2007)
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.
2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).
3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

D-1

APPENDIX E
     The following is a brief summary of the principal investments and strategies and principal risks of each of the Underlying Funds in which the Allianz Global Investors Solutions Funds may invest. Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds while other Underlying Funds invest primarily in fixed income securities (including money market instruments) and are called Underlying Bond Funds. The summaries are based solely on information contained in the Institutional Class prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust, Allianz Funds and PIMCO Funds and the Statements of Additional Information of the Trust, Allianz Funds and PIMCO Funds for the most current information regarding the Underlying Funds.
The Allianz Global Investors Solutions Funds may be subject to each of the principal risks of the Underlying Funds. Descriptions of certain of these risks can be found in the “Summary of Principal Risks” of their prospectuses. In addition, the Allianz Global Investors Solutions Funds may be subject to the following risks:
China-Related Risk
For an Underlying Fund that focuses its investments in companies that have exposure to the Chinese ecomony, events or factors affecting the Chinese economy will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of regions.
     The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.
     Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of a domestic class is still at an early state, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.
     Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.
     The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and the Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.
Eco-Sectors Related Risk
For an Underlying Fund that focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

     Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.
     The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.
     Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.
     To the extent an Underlying Fund focuses its assets in the Eco-Sectors, it invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent an Underlying Fund focuses a significant portion of its assets in any particular industry within the Eco-Sectors, it is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry.
     An Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.” To the extent an Underlying Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”
European Concentration Risk
When a Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.
Far Eastern (excluding Japan) Concentration Risk
A Fund that holds or obtains exposure to Far Eastern (excluding Japanese) securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Far Eastern issuers. The economies and financial markets of some Far Eastern countries have been erratic in recent years, and several countries’ currencies have fluctuated in value relative to the U.S. dollar. The trading volume on some Far Eastern stock exchanges is much lower than in the United States, making the securities of issuers traded thereon less liquid and more volatile than similar U.S. securities. Politically, several Far Eastern countries are still developing and could de-stabilize. In addition, it is possible that governments in the region could take action adverse to Far Eastern issuers, such as nationalizing industries or restricting the flow of money in and out of their countries.
Japanese Concentration Risk
An Underlying Fund that holds or obtains exposure to Japanese securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Japanese issuers. The Japanese economy, after achieving high growth in the 1980s, faltered dramatically in the 1990s. While Japan’s recent economic performance has shown improvements with positive GDP growth, the Japanese government continues to deal with high tax and unemployment rates, unstable banking and financial service sectors, and low consumer spending. Should any or all of these problems persist or worsen, an Underlying Fund invested in such securities could be adversely affected. A small number of industries, including the electronic machinery industry, comprise a large portion of the Japanese market, and therefore weakness in any of these industries could have profound negative impact on the entire market. In addition, Japan has few natural resources; its economy is heavily dependent on foreign trade and so it is vulnerable to trade sanctions or other protectionist measures taken by its trading partners.
PIMCO CommodityRealReturn Strategy Fund Risk
The PIMCO CommodityRealReturn Strategy Fund®, an Underlying Bond Fund in which each Fund may invest, gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures. The PIMCO CommodityRealReturn Strategy Fund will also gain exposure indirectly to commodity markets by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the PIMCO CommodityRealReturn Strategy Fund organized under the laws of the Cayman Islands (“the Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the PIMCO CommodityRealReturn Strategy Fund. The Subsidiary may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions of the PIMCO CommodityRealReturn Strategy Fund.
     In order for the PIMCO CommodityRealReturn Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, it must derive at least 90 percent of its gross income each year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued revenue rulings to the effect, first, that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code, and subsequently, that it is possible that certain alternative investment instruments (including certain commodity index-linked notes) creating commodity exposure produce qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling in which the IRS specifically concluded that income derived from a fund’s investment in a foreign subsidiary that invests in commodity-linked derivatives will also constitute qualifying income.
     Based on such rulings, the PIMCO CommodityRealReturn Strategy Fund seeks to gain exposure to the commodity markets through investments in commodity index-linked notes and through investments in the Subsidiary, in which the PIMCO CommodityRealReturn Strategy Fund may invest no more than 25% of the value of its total assets. The PIMCO CommodityRealReturn Strategy Fund’s intention of qualifying as a regulated investment company may limit the variety and/or terms of the commodity index-linked notes in which that Fund may invest. The PIMCO CommodityRealReturn Strategy Fund’s investment in commodity-linked swaps and other commodity-linked derivatives may also be limited by that Fund’s intention of qualifying as a regulated investment company.
     The use of commodity index-linked notes involves specific risks. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the PIMCO CommodityRealReturn Strategy Fund economically to movements in commodity prices. These notes are also subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the PIMCO CommodityRealReturn Strategy Fund may receive more or less principal than it originally invested. The PIMCO CommodityRealReturn Strategy Fund may receive interest payments on the note that are more or less than the stated coupon interest payments. The PIMCO CommodityRealReturn Strategy Fund will continue to seek ways to make use of other commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and alternative structures within the PIMCO CommodityRealReturn Strategy Fund to gain exposure to commodity markets in a way consistent with maintaining that Fund’s status as a regulated investment company under Subchapter M of the Code.
Water-Related Risk

An Underlying Fund, RCM Global Water Fund, focuses its investments in companies that are substantially engaged in water-related activities. Events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.
     Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.
     Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.
     While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.
     Underlying Funds that focus on the water-related resource sector invest in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Underlying Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”
     The Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”
     To the extent the Underlying Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

AGIC Convertible Fund	Ticker Symbols:
ANNPX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income	Fund Focus Convertible securities	Approximate Primary Capitalization Range All capitalizations
	Fund Category Convertible Securities	Approximate Number of Holdings 70-100	Dividend Frequency Quarterly
The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.
     The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.
     The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The portfolio managers seek to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk	• Call Risk	• Focused Investment Risk
• Issuer Risk	• Equity Securities Risk	• Leveraging Risk
• Convertible Securities Risk	• High Yield Risk	• Management Risk
• Interest Rate Risk	• Liquidity Risk	• Smaller Company Risk
• Credit Risk	• Derivatives Risk	• Turnover Risk

AGIC Emerging Growth Fund	Ticker Symbols:
AEMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Same as Russell 2000 Growth Index
	Fund Category Growth Stocks	Approximate Number of Holdings 130-170	Dividend Frequency At least annually
The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $20 million and $5.6 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).
     The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Focused Investment Risk	• Management Risk
• Equity Securities Risk	• IPO Risk	• Smaller Company Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

AGIC Emerging Markets Opportunities Fund	Ticker Symbols:
AOTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging market stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an emerging market as defined by MSCI, traded on an exchange in an emerging market as defined by MSCI or if it has exposure to an emerging market as defined by MSCI. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers use a quantitative process to make individual security, industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with AGIC’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

Allianz AGIC Focused Opportunity Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Small- to mid-capitalization common stocks Approximate Number of Holdings 30-60	Approximate Primary Capitalization Range $500 million to $15 billion Dividend Frequency At least annually
The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations typically between $500 million and $15 billion. The portfolio managers’ investment process focuses on bottom-up, fundamental analysis. The portfolio managers consider “growth” companies to include companies that they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio managers search for companies that they believe have sustainable growth, reasonable valuation, potential earnings surprise and an acceptable cash flow. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio managers generate investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine whether the security is reasonably priced with respect to its peer group on a historical and current basis. Fundamental research is then conducted, focusing on a review of financial statements and third-party research. The portfolio managers may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. The portfolio managers determine relative position sizes for the Fund’s holdings based upon potential upside performance, downside risk, sector exposure and overall conviction in the company. The portfolio managers may sell a security for a variety of reasons, including poor performance of the holding, negative changes in fundamentals of management, attainment of the price target established for the security, or when an alternative investment opportunity is deemed more attractive. The portfolio managers seek to diversify the portfolio among different industries, sectors, market capitalizations and growth characteristics.
The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has the ability to invest in futures contracts, forward foreign currency contracts, and options to hedge portfolio holdings or an underweighting relative to the Fund’s Index. Although the Fund does not expect to invest significantly in derivative instruments during its initial year, it may do so at any time.
In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.
Principal Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Currency Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk

AGIC Global Fund	Ticker Symbols:
NGOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. companies	Approximate Primary Capitalization Range All capitalizations
	Fund Category Global Stocks	Approximate Number of Holdings 50-100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per-share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

AGIC Growth Fund	Ticker Symbols:
PGFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range $5 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a security if the portfolio managers believe that the company’s fundamentals have deteriorated or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Currency Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Equity Securities Risk	• Liquidity Risk	• Turnover Risk
• Credit Risk

AGIC High Yield Bond Fund	Ticker Symbols:
AYBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets below rated Ba/BB or below
	Fund Category Fixed Income Securities	Approximate Number of Holdings 80-120	Dividend Frequency Monthly
The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.
     The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in its high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Liquidity Risk	• Management Risk
• Interest Rate Risk	• Derivatives Risk	• Smaller Company Risk
• High Yield Securities Risk	• Focused Investment Risk	• Turnover Risk

AGIC Income & Growth Fund	Ticker Symbols:
AZNIX (Institutional Class)

Principal Investments and Strategies	Investment Objective Seeks total return comprised of current income, current gains and capital appreciation Fund Category Income & Equity	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities Approximate Number of Holdings 100-300	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Fund’s debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging market securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such security’s characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Fund’s assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market and other conditions. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market and other conditions, the Fund also expects to employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. However, the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy employed by the Fund is described in this section; options generally are described below in this section and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options on individual securities are contracts representing the right to purchase the underlying equity security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security and the strike price, the volatility of the underlying equity security and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security and the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call options (i.e., with a strike price below the market value of the underlying security). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund will not write options with respect to individual equity securities (other than exchange-traded funds (“ETFs”), as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). The Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s Option Strategy could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The Fund’s Option Strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates).

The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, including those that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Convertible Securities Risk	• Leveraging Risk

• Issuer Risk	• Credit Risk	• Liquidity Risk

• High Yield Risk	• Currency Risk	• Management Risk

• Equity Securities Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk

• Smaller Company Risk	• Focused Investment Risk	• Turnover Risk

• Derivatives Risk	• Interest Rate Risk

AGIC International Fund	Ticker Symbols:
NAISX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in equity securities of companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund also normally invests at least 80% of its net assets in non-U.S. securities.

The portfolio managers use a quantitative process to make individual security and industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with AGIC’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Currency Risk	• Liquidity Risk
• Equity Securities Risk	• Derivatives Risk	• Management Risk
• Non-U.S. Investment Risk	• Focused Investment Risk	• Turnover Risk
• Smaller Company Risk

Ticker Symbols:
AGIC International Growth Fund	AILIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of non-U.S. companies	Approximate Primary Capitalization Range All capitalizations
	Fund Category International Growth Stocks	Approximate Number of Holdings 50-100	Dividend Frequency At least annually
The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Currency Risk	• Liquidity Risk
• Equity Securities Risk	• Derivatives Risk	• Management Risk
• Non-U.S. Investment Risk	• Focused Investment Risk	• Smaller Company Risk
• Emerging Markets Risk	• IPO Risk	• Turnover Risk

AGIC International Growth Opportunities Fund	Ticker Symbols:
ALOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity securities of smaller non-U.S. companies	Approximate Primary Capitalization Range All capitalizations
	Fund Category International Growth Stocks	Approximate Number of Holdings 50-100	Dividend Frequency At least annually
The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its non-U.S. investments in developed countries, but reserves the flexibility to invest in emerging market securities as well. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The Fund may invest in initial public offerings (IPOs).
     The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• IPO Risk
• Issuer Risk	• Credit Risk	• Leveraging Risk
• Equity Securities Risk	• Currency Risk	• Liquidity Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Management Risk
• Emerging Markets Risk	• Focused Investment Risk	• Turnover Risk

AGIC Micro Cap Fund	Ticker Symbols:
AMCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Micro-capitalization common stocks	Approximate Primary Capitalization Range Same as Russell MicroCap Growth Index
	Fund Category Growth Stocks	Approximate Number of Holdings 100-150	Dividend Frequency At least annually
The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently considers micro-cap companies to be those with market capitalizations comparable to the companies included in the Russell Microcap Growth Index (between $10 million and $1.3 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).
     The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Focused Investment Risk	• Management Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk

AGIC Mid-Cap Growth Fund	Ticker Symbols:
ANMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 80-100	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index (between $342 million and $15.4 billion as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with AGIC’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Turnover Risk
• Equity Securities Risk	• Liquidity Risk
• Smaller Company Risk

AGIC Opportunity Fund	Ticker Symbols:
POFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; No consideration is given to income Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 70-110	Approximate Primary Capitalization Range Less than $2 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

The portfolio managers’ investment process focuses on bottom-up, fundamental analysis. The portfolio managers consider “growth” companies to include companies that he believes to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio managers search for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio managers generate investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine if the security is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio managers may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio managers determine the position size based upon potential upside performance, downside risk and overall conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio managers may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a security when an alternative investment opportunity is deemed more attractive. The portfolio managers seek to diversify the portfolio among different industries.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Currency Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk

AGIC Pacific Rim Fund	Ticker Symbols:
NAPRX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital	Fund Focus Equity securities of Pacific Rim companies	Approximate Primary Capitalization Range All capitalizations
	Fund Category International Stocks	Approximate Number of Holdings 75-125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria:
(i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets that are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio manager currently considers the Pacific Rim to include: Australia, China, Hong Kong, countries of the Indian subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio manager allocates the Fund’s assets among securities of issuers located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio manager believes there is potential for above-average growth of capital.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that the portfolio manager believes will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

AGIC Small to Mid Cap Growth Fund	Ticker Symbols:
ASGIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Small- to medium-capitalization common stocks	Approximate Primary Capitalization Range Same as Russell 2500 Growth Index
	Fund Category Growth Stocks	Approximate Number of Holdings 100-150	Dividend Frequency At least annually
The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations. The Fund currently defines small to medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell 2500 Growth Index (between $20 million and $7.5 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).
     The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Smaller Company Risk	• IPO Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Focused Investment Risk	• Management Risk
• Turnover Risk

AGIC Systematic Growth Fund	Ticker Symbols:
NGFIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
Investments and Strategies	Seeks long-term capital appreciation	Growth equity securities	Same as the Russell 1000 Growth Index
	Fund Category	Approximate Number of Holdings	Dividend Frequency
	Growth Stocks	50-80	At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Growth Index ($342 million as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with AGIC’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk	• Credit Risk	• Management Risk
	• Issuer Risk	• Focused Investment Risk	• Turnover Risk
	• Equity Securities Risk	• Liquidity Risk

AGIC Target Fund	Ticker Symbols:
PFTIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
Investments and Strategies	Seeks capital appreciation; no consideration is given to income	Medium capitalization common stocks	Between $1 billion and $10 billion
	Fund Category Growth Stocks	Approximate Number of Holdings Up to 100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select securities for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a security when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk	• Credit Risk	• Liquidity Risk
	• Issuer Risk	• Currency Risk	• Management Risk
	• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
	• Smaller Company Risk	• IPO Risk	• Turnover Risk

AGIC Ultra Micro Cap Fund	Ticker Symbols:
AUMIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks maximum long-term capital appreciation	Ultra micro-capitalization common stocks	Capitalization Range Less than weighted average of Russell MicroCap Growth Index
	Fund Category Growth Stocks	Approximate Number of Holdings 80-120	Dividend Frequency At least annually
The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than the weighted average of the Russell Micro Cap Growth Index ($295 million as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).
     The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Focused Investment Risk	• Management Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk

NFJ All-Cap Value Fund	Ticker Symbols:
PNFIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	Capitalization Range All capitalizations
	Fund Category Value Stocks	Approximate Number of Holdings 35-50	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk	• Currency Risk	• Management Risk
	• Issuer Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
	• Equity Securities Risk	• Focused Investment Risk	• REIT Risk
	• Smaller Company Risk	• Liquidity Risk	• Turnover Risk
• Credit Risk

NFJ Dividend Value Fund	Ticker Symbols:
NFJEX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term growth of capital and income Fund Category Value Stocks	Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40-60	Capitalization Range Greater than $3.5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. Under normal market and other conditions, the Fund will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the securities selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk	• Currency Risk	• Management Risk
	• Issuer Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
	• Equity Securities Risk	• Focused Investment Risk	• REIT Risk
	• Credit Risk	• Liquidity Risk	• Turnover Risk

NFJ GLOBAL DIVIDEND VALUE	Ticker Symbols:
ANUIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
Investments and Strategies	Seeks long-term growth of capital and income	Income-producing common stocks of U.S. and non-U.S. companies with potential for capital Appreciation	In excess of $1 billion
	Fund Category Global Stocks	Approximate Number of Holdings 40-60	Dividend Frequency Quarterly
     The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers in at least three different countries (including the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).
     In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.
     The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks
     Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• REIT Risk
• Emerging Markets Risk	• Focused Investment Risk	• Turnover Risk

NFJ International Value Fund	Ticker Symbols:
ANJIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Capitalization Range Greater than $1 billion
	Fund Category International Stocks	Approximate Number of Holdings 40-60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk	• Smaller Company Risk	• Liquidity Risk
	• Issuer Risk	• Credit Risk	• Management Risk
	• Equity Securities Risk	• Currency Risk	• Turnover Risk
	• Non-U.S. Investment Risk	• Focused Investment Risk
• Emerging Markets Risk

NFJ Large-Cap Value Fund	Ticker Symbols:
ANVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued large capitalization common stocks Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

Dividend Frequency
Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 300th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $7.4 billion as of September 30, 2009). The Fund may invest in real estate investment trusts (REITs) and normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk	• Credit Risk	• Management Risk
	• Issuer Risk	• Focused Investment Risk	• REIT Risk
	• Equity Securities Risk	• Liquidity Risk	• Turnover Risk

NFJ Mid-Cap Value Fund	Ticker Symbols:
ANIVX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued medium capitalization common stocks Approximate Number of Holdings 35-50	Approximate Primary Capitalization Range Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered in North America with equity securities that are publicly traded on U.S. securities markets (i.e., market capitalizations of between $1.9 billion and $15.3 billion as of September 30, 2009). North American companies include, but are not limited to, companies headquartered in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda). The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 35 to 50 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk	• Currency Risk	• Management Risk
	• Issuer Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
	• Equity Securities Risk	• Focused Investment Risk	• REIT Risk
	• Smaller Company Risk	• Liquidity Risk	• Turnover Risk
• Credit Risk

NFJ Small-Cap Value Fund	Ticker Symbols:
PSVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued small capitalization common stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range Between $100 million and $3.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued security in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk	• Currency Risk	• Management Risk
	• Issuer Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
	• Equity Securities Risk	• Focused Investment Risk	• REIT Risk
	• Smaller Company Risk	• Liquidity Risk	• Turnover Risk
• Credit Risk

NFJ Renaissance Fund	Ticker Symbols:
PRNIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term growth of capital and income	Undervalued small to medium capitalization common stocks	Capitalization Range All capitalizations
	Fund Category	Approximate Number of Holdings	Dividend Frequency
	Value Stocks	90-110	At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks and other equity securities of companies that the portfolio managers believe are trading at attractive valuations. Although the Fund typically invests in companies with small to medium market capitalizations (between $1 billion and $15 billion), it may invest in companies in any capitalization range. The Fund normally invests a significant portion of its assets in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 90 to 110 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, including emerging market securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk	• Currency Risk	• Management Risk
	• Issuer Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
	• Equity Securities Risk	• Focused Investment Risk	• REIT Risk
	• Smaller Company Risk	• Liquidity Risk	• Turnover Risk
• Credit Risk

RCM All Horizons Fund	Ticker Symbols:
ARHIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term capital appreciation	Equity securities of companies worldwide	Capitalization Range All capitalizations
	Fund Category	Approximate Number of Holdings	Dividend Frequency
	Global Stocks	20-45	At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund’s portfolio managers are not constrained by geographic, capitalization or company limitations. The Fund may invest without limit in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select investments on a bottom-up basis from a broad universe, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. In analyzing specific companies for possible investment, the portfolio manager may consider as appropriate the economic and political environment for the region in which each company is located. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes. The Fund will typically not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. Separate from its strategy of holding cash prior to reinvestment, the Fund may deviate from its principal strategies in response to unfavorable market and other conditions, by making temporary investments of most or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

In selecting investments, the portfolio managers may seek the input of the firm’s global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

While the Fund typically seeks long-term capital appreciation without relying on leverage or short selling, it may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Currency Risk	• Liquidity Risk
• Equity Securities Risk	• Derivatives Risk	• Management Risk
• Non-U.S. Investment Risk	• Focused Investment Risk	• Smaller Company Risk
• Emerging Markets Risk	• IPO Risk	• Turnover Risk

RCM China Equity Fund	Ticker Symbols:
ALQIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term capital appreciation	Equity securities of Chinese companies	Capitalization Range All capitalizations
	Fund Category International Stocks	Approximate Number of Holdings 30-50	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 20% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the US dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs).

In selecting investments for the Fund, the portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by GrassrootsSM Research, as described below. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; potential as beneficiary of Government fiscal stimuli; and rising potential as an industry leader with international competitiveness. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Emerging Markets Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• China Related Risk	• Derivatives Risk	• Smaller Company Risk
• Non-U.S. Investment Risk	• IPO Risk	• Turnover Risk
• Focused Investment Risk

RCM Disciplined Equity Fund	Ticker Symbols:
ARDIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term capital appreciation	Equity securities of U.S. companies	Capitalization Range Greater than $1.5 billion
	Fund Category Blend Stocks	Approximate Number of Holdings 40-80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The Fund may invest in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• IPO Risk	• Smaller Company Risk
• Currency Risk	• Leveraging Risk	• Turnover Risk

RCM Disciplined International Equity Fund	Ticker Symbol:
DRIEX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term capital appreciation	Equity securities of companies worldwide	Capitalization Range In excess of $1.5 billion
	Fund Category	Approximate Number of Holdings	Dividend Frequency
	International Stocks	50-115	At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund normally invests in issuers organized or headquartered in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany. The Fund will not invest more than 25% of its assets in companies organized or headquartered in any country except for Japan, the United Kingdom or Germany. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund primarily invests in companies with market capitalizations in excess of $1.5 billion. No more than 5% of the Fund’s assets will ordinarily be invested in companies with market capitalizations below $100 million. The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services; and attractive valuation. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “Allianz RCM International Growth Equity Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk	• Smaller Company Risk	• Leveraging Risk
	• Issuer Risk	• Credit Risk	• Liquidity Risk
	• Equity Securities Risk	• Currency Risk	• Management Risk
	• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
	• Emerging Markets Risk	• Focused Investment Risk

RCM Global EcoTrendsSM Fund	Ticker Symbols:
AECIX (Inst. Class)

Principal	Investment Objective	Fund Focus	Approximate Primary
Investments and Strategies	Seeks long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	Capitalization Range All capitalizations
	Fund Category Sector-Related Stocks	Approximate Number of Holdings 50-80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. See “Summary of Principal Risks—Eco-Sectors Related Risks.”

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly-founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). Under normal circumstances, the Fund invests at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). See “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities.” The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

In selecting investments for the Fund, the portfolio managers apply a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark. The portfolio managers determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Allianz RCM Global EcoTrendsSM Fund (continued)

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Currency Risk	• Management Risk
• Equity Securities Risk	• Derivatives Risk	• Smaller Company Risk
• Eco-Sectors Related Risk	• Emerging Markets Risk	• Turnover Risk
• Non-U.S. Investment Risk	• IPO Risk
• Focused Investment Risk	• Leveraging Risk

RCM Global Resources Fund	Ticker Symbols:
RGLIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies Approximate Number of Holdings 25-75	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of 1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least eight countries including the United States.

The Fund’s portfolio manager will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Security selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that the portfolio manager expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio manager may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

RCM Global Small-Cap Fund	Ticker Symbols:
DGSCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of smaller capitalization U.S. and non-U.S. issuers Approximate Number of Holdings 75-150	Approximate Primary Capitalization Range
Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

Dividend Frequency
At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2009 would permit the Fund to maintain a weighted-average market capitalization ranging from $795 million to $3.2 billion. The Fund normally invests in companies organized or headquartered in at least eight different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. Under normal market and other conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• IPO Risk
• Issuer Risk	• Credit Risk	• Leveraging Risk
• Equity Securities Risk	• Currency Risk	• Liquidity Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Management Risk
• Emerging Markets Risk	• Focused Investment Risk	• Turnover Risk

RCM Global Water Fund	Ticker Symbols:
AWTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide Approximate Number of Holdings 25-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio managers consider a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Currency Risk	• Management Risk
• Equity Securities Risk	• Derivatives Risk	• Smaller Company Risk
• Focused Investment Risk	• Emerging Markets Risk	• Turnover Risk
• Water-Related Risk	• IPO Risk
• Non-U.S. Investment Risk	• Leveraging Risk

RCM International Opportunities Fund	Ticker Symbols:
AMOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the United States, and the Fund normally has exposure to at least 5 countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up, company specific basis from within the broad universe of investments. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. The portfolio manager may also consider, as appropriate, the economic and political environment for the region in which the company is located.

In selecting investments, the portfolio managers may seek the input of the firm’s global research analysts located worldwide in offices in Frankfurt, London, Tokyo, Hong Kong and San Francisco. In addition to traditional research activities, the portfolio manager uses RCM’s GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. While the Fund may hedge its exposure to foreign currencies, the portfolio managers typically do not engage in active management of currency exposure. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Currency Risk	• Liquidity Risk
• Equity Securities Risk	• Derivatives Risk	• Management Risk
• Non-U.S. Investment Risk	• Focused Investment Risk	• Smaller Company Risk
• Emerging Markets Risk	• IPO Risk	• Turnover Risk

RCM Large-Cap Growth Fund	Ticker Symbols:
DRLCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45-85	Approximate Primary Capitalization Range $5 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk
• Currency Risk

RCM Mid-Cap Fund	Ticker Symbols:
DRMCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Medium capitalization equity securities Approximate Number of Holdings 85-125	Approximate Primary Capitalization Range Same as Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations. As discussed below, the Fund expects to engage in derivative transactions, which will often give rise to forms of leverage and which could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or healthcare. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers employ fundamental research tools and the GrassrootsSM research described below, in an attempt to maximize market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options or individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may enter into futures and forward contracts and swap agreements, and may write call options on indices and exchanged-traded funds. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are described generally under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Although it has no current intention to do so, the Fund may also employ leverage by utilizing reverse repurchase agreements and borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund; such expense may not be recovered by any appreciation of the securities purchased and may exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk	• Credit Risk • Currency Risk	• Leveraging Risk • Liquidity Risk
• Equity Securities Risk	• Emerging Markets Risk	• Management Risk
• Derivatives Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Short Selling Risk
• Turnover Risk

Allianz RCM Redwood Fund

Principal Investments and Strategies	Investment Objective
Seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market

Fund Category
Equity Long-Short (Alternative)	Fund Focus U.S. equity and equity related instruments and derivatives Approximate Number of Holdings 40-70 Issuers	Approximate Primary Capitalization Range Mid- and Large-Capitalization (generally in excess of $2 billion) Dividend Frequency At least annually
The Fund seeks to achieve its investment objective by normally investing primarily in in-the-money (ITM) buywrites on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. By investing in buy-writes that are significantly in-the-money, the Fund receives cash (the premium) from the purchaser of the option, which generally provides the Fund with a positive return unless the market price of the equity position underlying the option falls below the initial purchase price less the option premium collected.
In selecting buy-write investments for the Fund, the portfolio managers use a combination of fundamental and quantitative methods. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for the following characteristics: protection down to a fundamentally derived estimate of “intrinsic value” as described below; attractive potential return relative to risk; and time to expiration correlated to the estimate of intrinsic value. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.
Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call option(s) sold against that stock is usually set at or below the estimated intrinsic value level. Typically this means that the strike price may be significantly in-the-money at the time it is written, though the Fund will typically sell options with a variety of strike prices relative to current market prices of the underlying stocks. The time to expiration of the options that the Fund sells varies, depending on the characteristics of each particular buy-write. The ITM buy-write strategy seeks to generate gains from option premiums, while providing downside protection relative to its equity positions and generating overall portfolio volatility that is lower than the equity portfolio alone. However, there is no assurance that the ITM buy-write strategy will achieve its objectives. Because the Fund writes options on a substantial portion of its equity portfolio at prices that are often significantly in-the-money, the upside potential appreciation from the stock is limited.
In addition to writing (selling) in-the-money call options on securities held in its equity portfolio, the Fund may, to a lesser extent, write (sell) in-the-money call options on equity indexes and/or exchange traded funds. The portfolio managers currently seek to cause the aggregate value of the securities and other instruments underlying the options written by the Fund to range ordinarily between 70% to 130% of the Fund’s net asset value, though the Fund may depart from these parameters in response to market conditions. The Fund may also sell “naked” out-of-the-money puts to achieve the same goals as a buy-write.
The issuers of equity securities purchased by the Fund may be of any market capitalization, though they will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may maintain a portion of its assets in short-term fixed income securities, cash and cash equivalents. The Fund may invest in initial public offerings (IPOs). The Fund may also invest in exchange-traded funds and may write (sell) out-of-the-money puts.
Call options are contracts representing the right, but not the obligation, to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the prevailing interest rate, the estimated dividend stream, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to purchase the underlying security from the Fund at the strike price or, in the case of a cash-settled option, any amount by which the underlying security or ETF or the cash value of the applicable index exceeds the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium. The Fund would only retain the risk of loss should the price of the underlying security, ETF or index decline to below its purchase price less the premium paid.
The Fund will primarily write call options on individual securities where those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund also expects, from time to time, to write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). With respect to naked call options and naked put options and options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to the collateral required by the Chicago Board Options Exchange and in compliance with the collateral requirements of the 1940 Act under the contract or by entering into offsetting positions. The Fund primarily will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s strategy of writing call options could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The ITM buy-write strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates). The portfolio managers may consider exiting or reducing a buy-write position when any of the factors leading to the investment materially change or when a more attractive candidate is identified and as necessary for redemption purposes.
In addition to the use of written option contracts under its ITM buy-write strategy, the Fund may utilize foreign currency exchange contracts, other options, stock index futures contracts, other futures and forward contracts, swap agreements, variance swaps, convertibles and reverse convertibles and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Principal Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk	• Credit Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

RCM Strategic Growth Fund	Ticker Symbols:
ANRIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation Fund Category Growth Stocks	Fund Focus Equity and equity-related instruments and derivatives Approximate Number of Holdings 40-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations. As discussed below, the Fund expects to engage in derivative transactions, which will often give rise to forms of leverage and which could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or healthcare. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers employ fundamental research tools and the GrassrootsSM research described below, in an attempt to maximize market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options or individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may enter into futures and forward contracts and swap agreements, and may write call options on indices and exchanged-traded funds. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are described generally under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Although it has no current intention to do so, the Fund may also employ leverage by utilizing reverse repurchase agreements and borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund; such expense may not be recovered by any appreciation of the securities purchased and may exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Short Selling Risk • Turnover Risk

RCM Technology Fund	Ticker Symbols:
DRGTX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30-120	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies. The Fund’s use of derivative instruments will often give rise to forms of leverage and could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund normally invests in companies organized or headquartered in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market and other conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products or services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that are believed likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options or individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may enter into futures and forward contracts and swap agreements, and may write call options on indices and exchanged-traded funds. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are described generally under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Short Selling Risk • Turnover Risk

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbols:
PCRIX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration ≤ 10 years	Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.
The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.
The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.
The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may engage in short sales.
Principal Risks
Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbols:
PCIMX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to seven years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issues than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk	• Derivatives Risk	• Management Risk
• Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• California State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk
• Liquidity Risk

PIMCO California Short Duration Municipal Income Fund	Ticker Symbols:
PCDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration ≤3 years	Credit Quality Caa to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk	• Derivatives Risk	• Management Risk
• Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• California State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk
• Liquidity Risk

PIMCO Convertible Fund	Ticker Symbols:
PFCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Max 20% of total assets below B Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Leveraging Risk
• Credit Risk	• Equity Risk	• Smaller Company Risk
• High Yield Risk • Market Risk	• Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Management Risk • Short Sale Risk
• Issuer Risk	• Currency Risk
• Liquidity Risk

PIMCO Developing Local Markets Fund
Ticker Symbols:
PLMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Diversified Income Fund
Ticker Symbols:
PDIIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments Average Portfolio Duration 3-8 years	Credit Quality Maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Emerging Local Bond Fund
Ticker Symbols:
PELBX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration See description below	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limit in Fixed Income Instruments that are economically tied to emerging market countries. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2009 was 4.33 years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Emerging Markets Bond Fund
Ticker Symbols:
PEBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 20% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Emerging Markets and Infrastructure Bond Fund
Ticker Symbols:
PEMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Emerging Market and Infrastructure Fixed Income Instruments Average Portfolio Duration ≤10 years	Credit Quality Maximum 20% of total assets below Ba Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio consisting of Fixed Income Instruments that are economically tied to emerging market countries and Fixed Income Instruments that are issued by infrastructure entities, projects or assets, all of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Infrastructure entities are involved in the construction, operation, ownership or maintenance of physical structures, networks and other infrastructure assets that provide public services. Examples of infrastructure projects and assets include (i) transportation, such as roads, bridges, tunnels, railroads, mass transit systems, airports and seaports, (ii) public or private utilities, such as power generation facilities and transmission and distribution lines, water distribution facilities and sewage treatment plants, (iii) communication networks, such as broadcast, wireless and cable networks and transmission equipment, (iv) other public service assets, such as educational facilities, hospitals, stadiums and correctional facilities, (v) housing owned or subsidized by a government or agency, and (vi) developmental organizations or agencies focused on infrastructure development. The Fund may invest directly in physical infrastructure assets. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed ten years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below Ba by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Infrastructure Risk • Short Sale Risk

PIMCO Extended Duration Fund
Ticker Symbols:
PEDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup Strips Index, 20+ Year Sub-Index, which as of June 30, 2009 was 23.66 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Floating Income Fund
Ticker Symbols:
PFIIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate Fixed Income Instruments and their economic equivalents Average Portfolio Duration ≤ 1 year	Credit Quality Caa to Aaa; maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Ticker Symbols:
PFORX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-US Index Hedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Foreign Bond Fund (Unhedged)
Ticker Symbols:
PFUIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental Advantage Total Return Strategy Fund
Ticker Symbols:
PFATX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus
Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 stock index, backed by a portfolio of Fixed Income Instruments

Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.

Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI® 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the price appreciation (or depreciation) on the S&P 500 and certain transaction costs. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long exposure to Enhanced RAFI® 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental IndexPLUSTM Fund
Ticker Symbols:
PFPIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the FTSE RAFI® 1000 Index	Fund Focus Enhanced RAFI® 1000 derivatives backed by a short duration portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration ≤ 1 year	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI® 1000”), backed by a portfolio of short-term Fixed Income Instruments. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors including, but not limited to, the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. In the alternative, the Fund may invest all of its assets in a “basket” of Index stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental IndexPLUSTM TR Fund
Ticker Symbols:
PXTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the FTSE RAFI® 1000 Index	Fund Focus Enhanced RAFI® 1000 derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI® 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress, the quality of corporate governance/accounting practices and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Advantage Strategy Bond Fund
Ticker Symbols:
PSAIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks, consistent with prudent investment management	Fund Focus U.S. and non-U.S. Fixed Income Instruments	Credit Quality Maximum of 15% of total assets below B

		Average Portfolio Duration ≤ 8 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
     PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Issuer Non-Diversification Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Ticker Symbols:
PGBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

		Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
     PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JP Morgan GBI Global Hedged in USD, which as of June 30, 2009 was 6.18 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Bond Fund (Unhedged)
Ticker Symbols:
PIGLX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
		Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar.
     PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global FX New York Unhedged in USD, which as of June 30, 2009 was 6.18 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO GNMA Fund
Ticker Symbols:
PDMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

		Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
     GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Government Money Market Fund
Ticker Symbols:
PGMXX (Admin. Class)
PGFXX (Class M)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. government securities	Credit Quality AAA equivalent

		Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.
     The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Credit Risk	• Management Risk

PIMCO High Yield Fund
Ticker Symbols:
PHIYX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities	Credit Quality Caa to Aaa; minimum 80% of assets below Baa subject to maximum 5% of total assets rated Caa

	Average Portfolio Duration +/- 2 years of its benchmark	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade but rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of June 30, 2009 was 4.44 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO High Yield Municipal Bond Fund
Ticker Symbols:
PHMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax. Total return is a secondary objective	Fund Focus Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	Credit Quality No Limitation

		Average Portfolio Duration 4-11 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
     The Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “junk bonds”). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.
     The average portfolio duration of this Fund normally varies from four to eleven years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The “total return” sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     The Fund may invest in other types of Fixed Income Instruments. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk	• Derivatives Risk • Equity Risk	• Management Risk • California State-Specific Risk

• High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO Income Fund
Ticker Symbols:
PIMIX (Inst. Class)

Principal Investments and Strategies	Investment Objectives The Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.	Fund Focus Broad range of Fixed Income Instruments	Credit Quality Caa to Aaa; maximum 50% of total assets below Baa

		Average Portfolio Duration 2-8 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
     The Fund will generally allocate its assets among several investment sectors, which may include, without limitation: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from two to eight years based on PIMCO’s forecast for interest rates.
     The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Ticker Symbol:
PISIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

		Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe, Australasia and Far East (“EAFE”) Net Dividend Index, hedged to U.S. dollars (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
     The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.
     The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Ticker Symbols:
PSKIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

		Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
     The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.
     The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Investment Grade Corporate Bond Fund
Ticker Symbols:
PIGIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

		Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Credit Investment Grade Index, (formerly named the Lehman Brothers Credit Investment Grade Index) which as of June 30, 2009 was 5.99 years.
     The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Long-Term Credit Fund
Ticker Symbols:
PTCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 20% of total assets below Baa

		Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Fund’s benchmark, the Barclays Capital U.S. Long Credit Index, which as of June 30, 2009, was 11.42 years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.
     The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Long Duration Total Return Fund
Ticker Symbols:
PLRIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

		Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Long Term Government/Credit Index (formerly named the Lehman Brothers Long Term Government/Credit Index), which as of June 30, 2009 was 11.60 years.
     The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Long-Term U.S. Government Fund
Ticker Symbols:
PGOVX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities	Credit Quality A to Aaa

		Average Portfolio Duration ≥ 8 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.
     The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
     Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund
Ticker Symbols:
PTLDX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 1–3 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
     Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Duration Fund II
Ticker Symbols:
PLDTX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality A to Aaa

		Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund III
Ticker Symbols:
PLDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices	Credit Quality B to Aaa; maximum 10% of total assets below Baa

		Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.
     The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Moderate Duration Fund
Ticker Symbols:
PMDRX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

		Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Intermediate Government/Credit Index, which as of June 30, 2009 was 3.87 years.
     The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Money Market Fund
Ticker Symbols:
PMIXX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments	Credit Quality Minimum 95% of total assets rated Prime 1; ≤ 5% of total assets rated Prime 2

		Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.
     The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.
     The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Fund are guaranteed by the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Foreign (Non-U.S.) Investment Risk	• Management Risk

PIMCO Mortgage-Backed Securities Fund
Ticker Symbols:
PTRIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related Fixed Income Instruments	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

		Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO MuniGo Fund
Ticker Symbols:
PMGOX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks income exempt from federal income tax consistent with preservation of capital.	Fund Focus State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax)	Credit Quality Baa to Aaa

		Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund’s Municipal Bond investments will primarily consist of state, county and city general obligation and pre-refunded Municipal Bonds. The Fund may also invest in U.S. Treasury securities and other obligations of the U.S. Government (including its agencies and instrumentalities) and money market instruments.
     The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Municipal GO Bond Index, which as of June 30, 2009, was 7.84 years. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in Municipal Bonds of issuers in California. To the extent that the Fund concentrates its investments in California, it will be subject to California State-Specific Risk. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State-Specific Risk

PIMCO Municipal Bond Fund
Ticker Symbols:
PFMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax)	Credit Quality Ba to Aaa; maximum 10% of total assets below Baa

		Average Portfolio Duration 3-10 years	Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
     The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
     The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO New York Municipal Bond Fund	Ticker Symbols:
PNYIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.
     The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to twelve years based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
     The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• • • • • •	Interest Rate Risk Credit Risk High Yield Risk Market Risk Issuer Risk Liquidity Risk	• • • •	Derivatives Risk Equity Risk Mortgage-Related and Other Asset-Backed Risk Issuer Non-Diversification Risk	• • • • •	Leveraging Risk Management Risk New York State-Specific Risk Municipal Project-Specific Risk Short Sale Risk

PIMCO Real Return Fund	Ticker Symbols:
PRRIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Inflation-indexed fixed income securities	B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration	Dividend Frequency
	See description below	Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index which as of June 30, 2009 was 4.21 years.
The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Real Return Asset Fund	Ticker Symbols:
PRAIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index (formerly named the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index) will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective duration of the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2009 was 8.43 years.
     The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.
     The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• •	Interest Rate Risk Credit Risk	• •	Equity Risk Commodity Risk	• •	Currency Risk Issuer Non-Diversification Risk

• • • • •	High Yield Risk Market Risk Issuer Risk Liquidity Risk Derivatives Risk	• • •	Mortgage-Related and Other Asset-Backed Risk Foreign (Non-U.S.) Investment Risk Emerging Markets Risk	• • •	Leveraging Risk Management Risk Short Sale Risk

PIMCO RealEstate-RealReturn Strategy Fund	Ticker Symbols:
PRRSX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation-indexed and other Fixed Income Instruments Average Collateral Fixed Income Duration ≤10 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.
     The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• •	Interest Rate Risk Credit Risk	• •	Derivatives Risk Equity Risk	• •	Emerging Markets Risk Currency Risk

• • • •	High Yield Risk Market Risk Issuer Risk Liquidity Risk	• • •	Mortgage-Related and Other Asset-Backed Risk Foreign (Non U.S.) Investment Risk Real Estate Risk	• • • •	Issuer Non-Diversification Risk Leveraging Risk Management Risk Short Sale Risk

PIMCO Short Duration Municipal Income Fund	Ticker Symbols:
PSDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration ≤ 3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
     The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.
     The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• • • • •	Interest Rate Risk Credit Risk Market Risk Issuer Risk Liquidity Risk	• • • •	Derivatives Risk Equity Risk Mortgage-Related and Other Asset-Backed Risk Leveraging Risk	• • • • •	Management Risk California State-Specific Risk New York State-Specific Risk Municipal Project-Specific Risk Short Sale Risk

PIMCO Short-Term Fund	Ticker Symbols:
PTSHX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum current income, consistent with preservation of capital and daily liquidity	Money market instruments and short maturity Fixed Income Instruments	B to Aaa; maximum 10% of total asset below Baa
	Average Portfolio Duration	Dividend Frequency
	≤ 1 year	Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk.
Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols:
PSCSX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the Russell 2000® Index	Fund Focus Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the daily performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
     The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2009, the Russell 2000® Index’s average market capitalization (dollar-weighted) was $763 million. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.
     Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a “basket” of Russell 2000® Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000® Index.
     Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• • • • • •	Interest Rate Risk Credit Risk High Yield Risk Market Risk Issuer Risk Liquidity Risk	• • • •	Derivatives Risk Equity Risk Mortgage-Related and Other Asset- Backed Risk Foreign (Non-U.S.) Investment Risk	• • • • • •	Emerging Markets Risk Currency Risk Leveraging Risk Smaller Company Risk Management Risk Short Sale Risk

PIMCO StocksPLUS® Fund	Ticker Symbols:
PSTKX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a short duration portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration ≤1 year	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.
     The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.
     Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.
     Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S.

dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• • • • • •	Interest Rate Risk Credit Risk High Yield Risk Market Risk Issuer Risk Liquidity Risk	• • • • •	Derivatives Risk Equity Risk Mortgage-Related and Other Asset-Backed Risk Foreign (Non-U.S.) Investment Risk Emerging Markets Risk	• • • •	Currency Risk Leveraging Risk Management Risk Short Sale Risk

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbols:
PSLDX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks consistent with prudent investment management	Fund Focus S&P 500 Index derivatives backed by a portfolio of long-term Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Barclays Capital Long-Term Government/Credit Index (formerly named the Lehman Brothers Long-Term Government/Credit Index), which as of June 30, 2009 was 11.60 years. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Emerging Markets Risk
• Credit Risk	• Equity Risk	• Currency Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk
• Market Risk	• Foreign (Non-U.S.)	• Management Risk
• Issuer Risk	Investment Risk	• Short Sale Risk
• Liquidity Risk

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols:
PSPTX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Currency Risk
• Credit Risk	• Equity Risk	• Leveraging Risk
• High Yield Risk	• Mortgage-Related and Other	• Management Risk
• Market Risk	Asset-Backed Risk	• Short Sale Risk

• Issuer Risk	• Foreign (Non-U.S.) Investment Risk
• Liquidity Risk	• Emerging Markets Risk

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols:
PSTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500	Fund Focus Short S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, PIMCO’s active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest all of its assets in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund’s derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund’s short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice versa. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation, as described under “Summary of Principal Risks—Derivatives Risk” and “Characteristics and Risks of Securities and Investment Techniques— Derivatives—Correlation Risk.”

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Emerging Markets Risk
• Credit Risk	• Equity Risk	• Currency Risk
• High Yield Risk	• Mortgage-Related and Other	• Issuer Non-Diversification Risk
• Market Risk	Asset-Backed Risk	• Leveraging Risk
• Issuer Risk	• Foreign (Non-U.S.)	• Management Risk
• Liquidity Risk	Investment Risk	• Short Sale Risk

PIMCO Total Return Fund	Ticker Symbols:
PTTRX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity Fixed Income Instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration	Dividend Frequency
	+/- 2 years of its benchmark; see description below	Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales.
The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.
Principal Risks
The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund II	Ticker Symbols:
PMBIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity Fixed Income Instruments	Baa to Aaa

	Average Portfolio Duration	Dividend Frequency
	See description below	Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund III	Ticker Symbols:
PTSAX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity Fixed Income Instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration	Dividend Frequency
	See description below	Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund will not invest in the securities of any issuer determined by Pacific Investment Management Company LLC (“PIMCO”) to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.
The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollardenominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Treasury Money Market Fund	Ticker Symbols:
PGFXX (Class M)
PGMXX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. Treasury securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality AAA equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Credit Risk	• Management Risk

PIMCO Unconstrained Bond Fund	Ticker Symbols:
PFIUX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 8 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 8 years based on PIMCO’s forecast for interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Currency Risk
• Credit Risk	• Equity Risk	• Leveraging Risk
• High Yield Risk	• Mortgage-Related and	• Management Risk
• Market Risk	Other Asset-Backed Risk	• Short Sale Risk
• Issuer Risk	• Foreign (Non-U.S.)
• Liquidity Risk	Investment Risk
• Emerging Markets Risk

PIMCO Unconstrained Tax Managed Bond Fund	Ticker Symbols:
PUTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 10 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 10 years based on PIMCO’s forecast for interest rates.

The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Equity Risk	• Leveraging Risk
• Credit Risk	• Mortgage-Related and	• Management Risk
• High Yield Risk	Other Asset-Backed Risk	• California State-Specific Risk
• Market Risk	• Foreign (Non-U.S.)	• New York State-Specific Risk
• Issuer Risk	Investment Risk	• Municipal Project-Specific
• Liquidity Risk	• Emerging Markets Risk	Risk
• Derivatives Risk	• Currency Risk	• Short Sale Risk